THE TRAVELERS VARIABLE
PRODUCTS FUNDS

SEMI-ANNUAL REPORTS
JUNE 30, 1999

MANAGED ASSETS TRUST

HIGH YIELD BOND TRUST

CAPITAL APPRECIATION FUND

MONEY MARKET PORTFOLIO

THE TRAVELERS TRUST:

U.S. GOVERNMENT SECURITIES PORTFOLIO
SOCIAL AWARENESS STOCK PORTFOLIO
UTILITIES PORTFOLIO

[TravelersLife&Annuity Logo]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT 06183

SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCT FUNDS
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for The Travelers Series
Trust -- Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio ("Trust" or "Fund") and the Travelers Series
Trust -- U.S. Government Securities, Social Awareness Stock and Utilities Portfolios; ("Portfolio") for the period ended June 30, 1999.

In this letter, we briefly discuss general economic and market conditions. In addition, more detailed comparisons showing the growth of a hypothetical $10,000 investment in each Trust or Portfolio for a 10 year period can be found in this report. A more detailed summary of performance and current holdings for each Trust or Portfolio can be found in the pages listed below.

                                                          MARKET      SCHEDULE OF
SUBACCOUNT                                              COMMENTARY    INVESTMENTS
----------                                              ----------    -----------
Managed Assets Trust..................................       3             8
High Yield Bond Trust.................................       3            17
Capital Appreciation Fund.............................       4            22
Money Market Portfolio................................       5            24
U.S. Government Securities Portfolio..................      35            39
Social Awareness Stock Portfolio......................      35            40
Utilities Portfolio...................................      36            43

ECONOMIC UPDATE

The first half of 1999 was a period of economic growth at home and recovery abroad. Following the events surrounding the Russian debt default in August of 1998 -- which included a decline in bond yields and a 0.75% decrease in interest rates -- yields have increased. Investor optimism, however, was tempered by concerns about inflation, interest rates, and continued economic growth.

EQUITY MARKET COMMENTARY

The year began on a volatile note for global financial markets as a new threat emerged in Latin America. The devaluation of the Brazilian currency raised concerns for U.S. companies with exposure to Latin America and took its toll on the stock market in the middle of January. The Dow Jones Industrial Average ("DJIA") swung from intra-day levels of above 9700 to below 9000. Stock prices did recover, however, to finish higher at the end of January.

Interest rate concerns dominated market psychology during February. Despite low inflation, interest rates moved higher amid fears of Federal Reserve Board ("Fed") tightening in response to the strong U.S. economy. In February, the yield on the 30-year Treasury bond moved from 5.18% to 5.55%. Stock market valuations became a concern as investors focused on the rise in interest rates, the lack of a substantial earnings recovery and high price/earnings multiples.

During the month of March, market sentiment reversed and investors focused on the reality of DJIA 10,000. After repeated assaults, the DJIA did reach 10,000 on March 16, 1999, retreated and then went on to close at 10,006 on March 29. Economic activity remained brisk and it became obvious that first quarter Gross Domestic Product ("GDP") growth would be above expectations. Consumer prices rose 0.1% in February, up 1.6% from the prior year.

The Standard & Poor's ("S&P") 500 Index gained 5.0% in the first quarter of 1999. The S&P 400 Mid Cap Index fell by 6.4% while the Russell 2000 Index declined by 5.4%. The S&P 500 Growth Index produced a 6.9% total return, outpacing the 2.9% total return of the S&P 500 Value Index. All sectors except consumer staples (-11%) registered respectable gains in the first quarter of 1999. The market rally was led by the energy services (22%) and technology (9%) sectors. The financial services (7%) and Consumer Discretionary (6%) sectors also performed well.

Despite a rise in interest rates in the second quarter, the U.S. stock market finished firmly in positive territory. Evidence of stronger-than-expected economic growth prompted hopes of a meaningful earnings recovery during the quarter and, at the same time, triggered concerns about rising interest rates. This led to a rally in small cap and value stocks.

Interest rates began to climb in the month of May as investors worried about inflation concerns on the heels of recent economic strength. First quarter GDP growth was revised down to 4.1% from 4.5%, but other indicators provided evidence of

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SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCT FUNDS
--------------------------------------------------------------------------------

continued strength in the economy. The stock market sagged during May under the burden of lofty valuations and higher rates.

The Fed took center stage in the month of June as investors anxiously awaited its next monetary policy move. Even though inflation data released in June was lower than consensus expectations, the bond and stock markets had clearly anticipated a 25 basis point rate hike as a result of unexpected economic strength. The decision to raise the federal-funds rate by 25 basis points on June 30, 1999, therefore, came as no surprise and markets rallied when the Fed announced that it had now switched to a neutral bias in monetary policy.

The rotation into value and small cap stocks began in the middle of April and continued through May. This trend reversed in June, as investors became comfortable that a proactive Fed policy would preempt inflation and keep interest rates in check. The S&P 500 Index advanced by 7.1% in the second quarter. The S&P 400 Mid Cap Index gained 14.2% while the Russell 2000 Index rose sharply by 15.6%. The S&P 500 Value Index produced a 10.8% total return, outpacing the 3.8% total return of the S&P 500 Growth Index.

All sectors within the S&P 500 except health care (-4%) registered respectable gains in the second quarter. The economically sensitive, value-oriented materials and processing (19%), energy services (14%) and producer durables (14%) sectors led the market rally. The utilities (13%) and technology (10%) sectors also performed well.

The focus in the U.S. stock market has now switched from the earnings front to the future direction of interest rates. The early second quarter earnings reports project a healthy growth in corporate profits from the prior year. With the stock market now trading well above DJIA 10,000 and at unprecedented valuation levels, any further increase in interest rates could trigger a compression in the price/earnings multiple for the stock market.

FIXED INCOME MARKET COMMENTARY

The long anticipated slowdown in U.S. economic activity again failed to happen during the reporting period. Global stock markets continued to rise led by better than expected profit growth and continued merger and acquisition activity. The risks of higher U.S. economic growth were more fairly reflected in the yield curve in the U.S. at the end of the first quarter of 1999 than they were at the beginning.

The stronger than expected growth caused interest rates to rise in the first quarter of 1999. The 30-year U.S. Treasury bond had its third worst quarter of the 1990s. In fact, only the first quarters of 1994 and 1996 were worse. The Lehman Government/Corporate Index declined about 1.2% in the first quarter of 1999. U.S. Treasuries underperformed as spreads narrowed in all sectors.

During the first half of 1999, U.S. economic growth continued at a robust pace, posting a 4.1% annualized GDP growth rate for the first quarter of 1999. Furthermore, the labor market continued to be extremely tight, as the unemployment rate fell to a 29-year low of 4.2% in March. Defying the expectations of many economists, inflation -- as measured by the Consumer Price Index ("CPI") -- was virtually absent. Productivity gains and sagging global demand were credited with keeping inflation under control. However, in the month of April, the CPI rose by 0.7%, its largest monthly increase in nine years. This, coupled with signs that many world economies were in the nascent stages of growth and recovery, deepened fears that inflationary pressures were reaching a breaking point. These concerns brought about an increase in the yield of the benchmark 30-year U.S. Treasury Bond, which gained 71 basis points between April 8 and June 24 to close at 6.16%.

To counter these inflationary pressures, the Fed raised short-term interest rates by 0.25% in late June, and subsequently adopted a neutral stance on monetary policy. Meanwhile, during the months of May and June, the CPI remained unchanged, generating considerable optimism that inflation had retreated. Further reports that of rising U.S. jobless claims added to the optimism.

The unwillingness of consumer spending to slow down keeps the Fed's monetary policy on watch. With the world economic crisis abating, we cannot rule out the possibility of the Fed raising rates before year-end. However, in our view, the most likely case is that the Fed's monetary policy will remain neutral through the third quarter of 1999. By next year, we think that nominal growth should slow below 5% and may allow room for additional short-term rates cuts. However, if global economic growth accelerates unexpectedly and signs of inflation emerge during the remainder of 1999, the Fed will not hesitate to raise rates again.

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SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCT FUNDS
--------------------------------------------------------------------------------

MANAGED ASSETS TRUST

Managed Assets Trust ("Trust") seeks to provide a high total investment return through a fully managed investment policy. For the six months ended June 30, 1999, the Trust had a total return of 6.86% versus 7.43% for the 60% versus the return of percentage for a composite of the S&P 500 and a negative 0.91% for the 40% of the Lehman Government/Corporate Index benchmark.

During the first quarter of 1999, stock selection was most favorable in the technology, financial services and utilities sectors while relative portfolio performance was disappointing in the consumer discretionary and consumer staples sectors.

The team's holdings in the technology sector added value relative to the benchmark as several successful growth stocks rebounded sharply from their early 1999 sell-off. Higher P/E growth stocks such as America Online, Sun Microsystems and EMC Corp, which fell in February, posted gains of over 20% in March and helped Trust performance.

In the financial services sector, the overweight positions in Merrill Lynch, Morgan Stanley Dean Witter and Lehman Brothers performed better than the rest of the investment banking and brokerage industry. In the utilities sector, their positions in long-distance and cellular telephone companies such as Sprint PCS, Nextel Communications and MCI Worldcom performed better than the regional telephone companies and the electric utilities group.

The performance of Managed Assets Trust was hurt in the consumer discretionary sector as a result of a small overweight position in Rite Aid Corp., a discount drug retailer, which warned of an earnings shortfall in mid-March and still disappointed relative to lower expectations. The managers were also hurt by their overweight position in Suiza Foods, a leading producer of dairy products in the consumer staples sector, where the threat of rising milk prices cast doubts on the near term earnings outlook. (Please note as of June 30, 1999 some of the securities discussed in this report may no longer be held in the Trust. In addition, the views discussed in this report are exclusively those of the Portfolio's management and are not meant as investment advice.)

Market conditions changed in the second quarter of 1999 as successful stocks with high P/E ratios declined and out-of-favor, value-oriented stocks came surging back. As a general rule, the managers tend to exclude those stocks which lack earnings visibility and we, therefore, underperformed our benchmark. Stock selection was least favorable in the technology, health care and consumer cyclicals sectors and favorable in the materials and processing sector.

In the technology sector, this philosophy led the managers to underweight positions in Computer Associates and Hewlett Packard which rose in the second quarter rally in value stocks. Their overweight position in high growth stocks such as America Online lost ground as investors expressed concerns about high valuation levels.

In the health care sector, McKesson HBOC, a medical services company, hurt performance as investors punished the stock for a negative restatement of earnings and concerns about prior accounting irregularities. The trust's positions in high growth companies like Pfizer, Watson Pharmaceuticals and Guidant Corp. lost ground. In the consumer cyclicals sector, a similar theme repeated itself as its position in Costco lost ground and inexpensive stocks with previous earnings woes such as Eastman Kodak rose sharply.

The materials and processing sector produced the best relative performance. A number of overweight positions such as Lyondell Chemicals, Alcoa and W.R. Grace produced strong gains in anticipation of increased demand and higher commodity prices from a strong economy.

In their disciplined approach to stock selection, the manager's screen their research universe of over 1,000 large cap securities for companies that they believe offer improving earnings fundamentals at discounted stock valuations. A small sample of their current holdings is presented here to illustrate their investment approach. In the technology sector, a recent emphasis in lower P/E growth stocks such as Compuware and BMCS Software has paid off well. The managers are also positioned to benefit from a continued rally in value stocks through their positions in materials stocks such as Alcoa, Georgia Pacific and W.R. Grace.

HIGH YIELD BOND TRUST

The High Yield Bond Trust ("Trust") seeks generous income. The assets of the Trust will be invested in bonds which, as a class, sell at discounts from par value and are typically higher-risk securities. For the six months ended June 30, 1999, the

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SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCT FUNDS
--------------------------------------------------------------------------------

High Yield Bond Trust had a total return of 4.31%. In comparison, the Lehman Aggregate Bond Index posted a total return of a negative 1.37% for the same period.

In the first quarter of 1999, the high yield bond market's average annual return was roughly 1.77%. The high yield average for the first quarter did better than the roughly negative 3.26% return for 10-year U.S. Treasuries but not as well as the 4.98% return for the S&P 500 Index as investor confidence grew. According to the managers, the combination of low inflation and low rates as well as investor perceptions that economic growth would continue caused demand for high yield bonds in the first quarter to rise. In the second quarter of 1999, the high yield bond market returned approximately 0.65% and outperformed the 10-year U.S. Treasury bond (-4.74%) but lost ground to the U.S. stock market as measured by the S&P 500 Index (approximately 7.05%) as investors became concerned about rising rates and increased new issuance.

The Fund's second quarter 1999 underperformance versus its benchmark was due to its underweighting in cyclical sectors that had rebounded because of an improving economy, negative earnings surprises on the part of Special Devices and Advantica Restaurants, the Global Crossing merger hitting a snag and general weakness in the textile sector.

The weakening of the bond market has spilled into the third quarter of 1999 as rising interest rates negatively impact the bond market. On the demand side, while flows into high yield bond funds remain anemic, structured products continue to drive demand for high yield bonds. The managers expect a continuation of market volatility and low liquidity in the high yield bond market as investors are still unclear about the future direction of Fed monetary policy. Despite more turbulent market conditions, they are committed to our strategy of identifying what we believe are valuable long-term opportunities.

CAPITAL APPRECIATION FUND

The Capital Appreciation Fund ("Fund") seeks growth of capital through the use of common stocks. Income is not an objective. The Fund invests principally in common stocks of small to large companies that are expected to experience wide fluctuations in price in both rising and declining. For the six months ended June 30, 1999, the Capital Appreciation Fund posted a total return of 16.03%. In comparison, the Russell 2000 Index returned 9.28% for the same period.

Although stocks finished the first six months of 1999 in positive ground, continuing volatility characterized the period. In the first quarter of 1999, strong corporate earnings and continued economic strength provided support for many equities; however, higher interest rates pressured stocks in the second quarter. While May was a difficult month for most issues, particularly growth stocks, the market rebounded broadly following the Federal Reserve's 25 basis point rate hike and concurrent announcement that it had adopted a neutral stance toward future monetary policy.

Against this backdrop, the Capital Appreciation Fund outperformed its benchmark, the S&P 500 Index. Overall, the managers enjoyed strong performance from their holdings in a diverse mix of industries, such as technology, cable, telecommunications, and retail. Nokia, the wireless communications hardware manufacturer, performed particularly well, benefiting from positive sentiment surrounding the potential offered by wireless voice and data transmission. Cisco Systems also moved higher after making several strategic acquisitions that will protect its position as the dominant supplier of Internet infrastructure equipment.

Meanwhile, the Fund's pharmaceutical holdings declined on fears of potential governmental drug price regulation. Additional pressure fell on Pfizer when FDA placed restrictive labels on its new antibiotic. Although the managers remain positive on the long-term prospects of many of the drug companies, they elected to selectively trim the positions because several potential blockbuster compounds will not hit the market for at least 18 months. As a result, many of the best companies in the sector could trade sideways for the next year or so.

According to the Fund's investment team, volatility and uncertainty may continue in the second half of the year as investors wrestle with the possibility of additional Federal Reserve rate-hikes.

If these hikes materialize, then many companies should find the business environment more inhospitable and stocks could be in for a challenging period. Nevertheless, the managers are optimistic about the long-term prospects of their holdings because each possesses an open-ended, organic growth story that they believe the market ultimately should reward. (Of course, past performance is not indicative of future results).

SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCT FUNDS
--------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO

The Money Market Portfolio seeks to provide shareholders with high current income from short-term money market instruments while emphasizing preservation of capital and maintaining a high degree of liquidity. Money Market Portfolio pursues this objective by investing in securities maturing in one year or less.

For the six-months ended June 30, 1999, Money Market Portfolio generated an effective yield of 2.21% and as of June 30, 1999, had an average maturity of 30 days. Money Market Portfolio continues to invest primarily in U.S. Treasuries and government agency securities. This investment strategy has provided Money Market Portfolio with safety, liquidity and stability.

You should be aware that your investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. Moreover, no assurance can be given that the Fund will be able to maintain a stable net asset value of $1.00 per share.

In closing, we would like to thank you for your investment in Managed Asset Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

July 30, 1999

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MANAGED ASSETS TRUST AS OF 6/30/99 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
    ----------------------------------------------
    Six Months Ended 6/30/99+              6.86%
    Year Ended 6/30/99                    15.10%
    Five Years Ended 6/30/99              18.39%
    Ten Years Ended 6/30/99               13.51%
               CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    4/8/83* through 6/30/99              452.36%

    + Total return is not annualized, as it may not be representative of the total return for the year.
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on June 30, 1989, assuming reinvestment of dividends, through June 30, 1999. The Lehman Government/Corporate Bond Index is a weighted composite of the Lehman Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

                                      MANAGED ASSETS TRUST           LEHMAN           CONSUMER PRICE INDEX
                                      --------------------   GOVERNMENT/CORPORATION   --------------------    STANDARD & POOR'S
                                                                   BOND INDEX                                     500 INDEX
                                                             ----------------------                           -----------------
6/89                                        10000.00                10000.00                10000.00               10000.00
12/89                                       11127.00                10458.00                10161.00               11297.00
12/90                                       11402.00                11325.00                10781.00               10946.00
12/91                                       13877.00                13151.00                11111.00               14274.00
12/92                                       14950.00                14148.00                11433.00               15361.00
12/93                                       15958.00                15709.00                11747.00               16905.00
12/94                                       15594.00                15157.00                12062.00               17128.00
12/95                                       19822.00                18074.00                12368.00               20883.00
12/96                                       22554.00                18598.00                12778.00               25675.00
12/97                                       27360.00                20412.00                12995.00               34240.00
12/98                                       33227.00                22346.00                13204.00               44080.00
6/99                                        35508.00                21836.00                13388.00               49537.00

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- HIGH YIELD BOND TRUST AS OF 6/30/99 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Six Months Ended 6/30/99+              4.31%
    Year Ended 6/30/99                     5.71%
    Five Years Ended 6/30/99              12.04%
    Ten Years Ended 6/30/99                9.10%
               CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    3/19/82* THROUGH 6/30/99             429.04%

    + Total return is not annualized, as it may not be representative of the total return for the year.
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on June 30, 1989, assuming reinvestment of dividends, through June 30, 1999. The Lehman Aggregate Bond Index, an unmanaged index, is composed of the Lehman Intermediate Government/Corporate Bond Index and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The First Boston High Yield Index Top Tier is a broad-based market measure of high yield bonds, commonly known as "junk bonds."

                                                                 LEHMAN AGGREGATE                             FIRST BOSTON HIGH
                                       HIGH YIELD BOND TRUST        BOND INDEX        CONSUMER PRICE INDEX   YIELD INDEX TOP TIER
                                       ---------------------     ----------------     --------------------   --------------------
6/89                                           10000                  10000                  10000                  10000
12/89                                           9427                  10489                  10161                  11319
12/90                                           8567                  11429                  10781                  11424
12/91                                          10803                  13258                  11111                  14038
12/92                                          12225                  14238                  11433                  15264
12/93                                          13937                  15627                  11747                  17648
12/94                                          13761                  15171                  12062                  17614
12/95                                          15890                  17973                  12368                  20905
12/96                                          18440                  18625                  12778                  23146
12/97                                          21494                  20422                  12995                  25923
12/98                                          22904                  22197                  13204                  26144
6/99                                           23891                  21893                  13388                  26685

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- CAPITAL APPRECIATION FUND AS OF 6/30/99 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Six Months Ended 6/30/99+              16.03%
    Year Ended 6/30/99                     44.27%
    Five Years Ended 6/30/99               34.19%
    Ten Years Ended 6/30/99                21.62%
               CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    3/19/82* through 6/30/99            1,916.07%

    + Total return is not annualized, as it may not be representative of the total return for the year.
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on June 30, 1989, assuming reinvestment of dividends, through June 30, 1999. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitaled U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States of the New York Stock Exchange, American Stock Exchange and NASDAQ. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                        CAPITAL APPRECIATION    STANDARD & POOR'S
                                                FUND                500 INDEX          RUSSELL 2000 INDEX    CONSUMER PRICE INDEX
                                        --------------------    -----------------      ------------------    --------------------
6/89                                           10000                  10000                  10000                  10000
12/89                                          10479                  11297                  10148                  10161
12/90                                           9825                  10946                   8171                  10781
12/91                                          13280                  14274                  11934                  11111
12/92                                          15617                  15361                  14130                  11433
12/93                                          17974                  16905                  16798                  11747
12/94                                          17118                  17128                   6970                  12062
12/95                                          23343                  20883                   8954                  12368
12/96                                          29927                  25675                  10431                  12778
12/97                                          37751                  34263                  12764                  12995
12/98                                          61017                  44110                  12440                  13204
6/99                                           70795                  49570                  13594                  13388

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 1999

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCK -- 62.4%
-----------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 6.4%
         4,092           Colgate-Palmolive Co. ......................................    $    404,085
        21,900           Comcast Corp., Class A Shares (a)...........................         841,781
         7,100           Costco Cos., Inc. ..........................................         568,444
        14,127           CVS Corp. ..................................................         716,945
         5,400           Eastman Kodak Co. ..........................................         365,850
        11,594           Fruit of the Loom Inc., Class A Shares (a)..................         113,042
        12,862           Gap Inc. ...................................................         647,948
        13,146           Gillette Co. ...............................................         538,986
        25,330           Home Depot Inc. ............................................       1,632,202
         3,410           J.C. Penney Co. Inc. .......................................         165,598
        29,284           KMart Corp. (a).............................................         481,356
        13,664           Kimberly-Clark Corp. .......................................         778,848
        16,168           Kroger Co. .................................................         451,694
         4,725           May Department Stores Co. ..................................         193,134
         6,721           Maytag Corp. ...............................................         468,370
        30,222           McDonalds Corp. ............................................       1,248,546
        13,361           New York Times Co., Class A Shares..........................         491,852
        10,200           Nike Inc., Class B Shares...................................         645,788
        19,542           Proctor & Gamble Co. .......................................       1,744,124
         9,700           Rohm & Haas Co. ............................................         415,888
        11,762           Safeway Inc. (a)............................................         582,219
        18,026           Staples Inc. (a)............................................         557,679
         7,558           Times Mirror Co., Class A Shares............................         447,812
        16,565           TJX Cos., Inc. .............................................         551,822
         7,200           Tricon Global Restaurants...................................         389,700
         8,275           Unilever NV.................................................         577,181
        82,560           Wal-Mart Corp. .............................................       3,983,520
-----------------------------------------------------------------------------------------------------
                                                                                           20,004,414
-----------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 3.2%
        14,027           Anhueser-Busch Co., Inc. ...................................         995,040
         6,500           Campbell Soup Co. ..........................................         301,438
         5,204           Clorox Co. .................................................         555,852
        34,205           Coca-Cola Co. ..............................................       2,137,813
         7,500           General Mills Inc. .........................................         602,813
        10,269           H.J. Heinz Co. .............................................         514,734
         5,260           Kellogg Co. ................................................         173,580
         3,215           Loews Corp. ................................................         254,387
        26,980           PepsiCo Inc. ...............................................       1,043,789
        50,615           Philip Morris Cos., Inc. ...................................       2,034,090
        15,026           Sara Lee Corp. .............................................         340,902
        12,000           Seagram Co. Ltd. ...........................................         604,500
        12,479           Suiza Foods Corp. (a).......................................         522,558
-----------------------------------------------------------------------------------------------------
                                                                                           10,081,496
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
ENTERTAINMENT/MEDIA -- 1.9%
        17,148           CBS Corp. ..................................................    $    744,866
        10,800           Carnival Corp. .............................................         523,800
         9,111           Gannett Co. ................................................         650,298
        13,977           MediaOne Group, Inc. (a)....................................       1,039,539
         9,354           Meredith Corp. .............................................         323,882
        23,722           Time Warner, Inc. ..........................................       1,743,567
         8,770           Viacom Inc. Non-Voting, Class B Shares .....................         385,880
        20,295           The Walt Disney Co. ........................................         625,340
-----------------------------------------------------------------------------------------------------
                                                                                            6,037,172
-----------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 9.7%
         4,581           Ambac Financial Group, Inc. ................................         261,689
        11,683           American Express Co. .......................................       1,520,250
        23,384           American International Group, Inc. .........................       2,737,389
        15,300           Amsouth Bancorp. ...........................................         354,769
         9,221           Bank One Corp. .............................................         549,226
        21,600           Bank of New York Co., Inc. .................................         792,450
       285,776           BankAmerica Corp. (a).......................................       2,109,640
        10,619           BankBoston Corp. ...........................................         542,896
        10,608           Capital One Financial Co. ..................................         590,733
        34,600           Cendant Corp. (a)...........................................         709,300
         8,300           Charles Schwab Corp. .......................................         911,963
        20,268           Chase Manhattan Corp. ......................................       1,755,716
         5,797           Comerica Inc. ..............................................         344,559
         9,434           Countrywide Credit Industries, Inc. ........................         403,304
        21,352           Fannie Mae..................................................       1,459,943
        24,400           Firstar Corp. ..............................................         683,200
        17,792           First Union Corp. (N.C.)....................................         836,224
         5,700           Fifth Third Bancorp. .......................................         379,406
        13,446           Fleet Financial Group, Inc. ................................         596,666
        16,650           Freddie Mac.................................................         965,700
         7,404           Hartford Financial Services Group, Inc. ....................         431,746
        15,000           Household International Inc. ...............................         710,625
         3,213           J.P. Morgan & Co. ..........................................         451,427
        12,081           Lehman Brothers Holdings, Inc. .............................         752,042
        25,400           MBNA Corp. .................................................         777,875
         5,500           Marshall & Ilsley Corp. ....................................         354,063
        16,775           Merrill Lynch & Co., Inc. ..................................       1,340,952
        17,141           Morgan Stanley Dean Witter & Co. ...........................       1,756,952
         8,600           National City Corp. ........................................         563,300
         8,100           Providian Financial Corp. ..................................         757,350
        13,400           Southtrust Corp. ...........................................         514,225
         5,748           State Street Corp. .........................................         490,736
         9,938           Summit Bancorp. ............................................         415,533
         8,411           Suntrust Banks Inc. ........................................         584,039

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 9.7% (CONTINUED)
         8,246           Washington Mutual Inc. .....................................    $    291,702
        32,400           Wells Fargo & Co. ..........................................       1,385,100
-----------------------------------------------------------------------------------------------------
                                                                                           30,082,690
-----------------------------------------------------------------------------------------------------
HEALTH CARE -- 6.7%
        20,946           Abbott Laboratories.........................................         953,043
         6,200           Aetna, Inc. ................................................         554,513
         7,100           Allergan, Inc. .............................................         788,100
        25,013           American Home Products Corp. ...............................       1,438,247
        14,020           Amgen, Inc. (a).............................................         853,467
         8,100           Baxter International, Inc. .................................         491,062
        26,696           Bristol Myers Squibb Co. ...................................       1,880,400
            21           Crescendo Pharmaceutical Corp. (a)..........................             362
        17,304           Eli Lilly & Co. ............................................       1,239,399
        11,904           Guidant Corp. (a)...........................................         612,312
        22,311           Healthsouth Corp. (a).......................................         333,271
        26,411           Johnson & Johnson...........................................       2,588,278
         4,446           McKesson HBOC Inc. .........................................         142,828
        10,533           Medtronic Inc. .............................................         820,257
        38,838           Merck & Co. ................................................       2,874,012
        21,299           Pfizer Inc. ................................................       2,337,565
         6,721           Pharmacia & Upjohn, Inc. ...................................         381,837
        20,168           Schering-Plough Corp. ......................................       1,068,904
        14,907           Warner-Lambert Co. .........................................       1,034,173
         3,200           Wellpoint Heath Networks, Inc. (a)..........................         271,600
-----------------------------------------------------------------------------------------------------
                                                                                           20,663,630
-----------------------------------------------------------------------------------------------------
INSURANCE -- 0.4%
         8,379           20th Century Industries.....................................         158,154
        20,854           Allstate Corp. .............................................         748,137
         7,209           Everest Reinsurance Holdings, Inc. .........................         235,194
         4,092           Mercury General Corp. ......................................         139,128
-----------------------------------------------------------------------------------------------------
                                                                                            1,280,613
-----------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- 2.3%
        18,470           Alcoa, Inc. ................................................       1,142,831
        20,167           Bethlehem Steel Corp. (a)...................................         155,034
        14,127           Dayton-Hudson Corp. ........................................         918,255
        13,738           E.I. Du Pont de Nemours & Co. ..............................         938,477
        12,084           Georgia-Pacific Corp. ......................................         572,480
         3,311           Georgia-Pacific (Timber Group)..............................          83,603
        12,702           International Paper Co. ....................................         641,451
        31,988           Lyondell Chemical Co. ......................................         659,753
        16,565           Masco Corp. ................................................         478,314
        12,406           Mead Corp. .................................................         517,951
        11,808           Monsanto Co. ...............................................         465,678
           602           Raytheon Co., Class A Shares................................          41,463

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- 2.3% (CONTINUED)
         5,163           Raytheon Co., Class B Shares................................    $    363,463
         2,435           Weyerhauser Co. ............................................         167,406
-----------------------------------------------------------------------------------------------------
                                                                                            7,146,159
-----------------------------------------------------------------------------------------------------
OIL/ENERGY -- 3.7%
        13,900           Apache Corp. ...............................................         542,100
         7,990           Atlantic Richfield Co. .....................................         667,670
         8,084           Chevron Corp. ..............................................         769,496
         3,994           Enron Corp. ................................................         326,510
        41,617           Exxon Corp. ................................................       3,209,711
         3,410           Halliburton Co. ............................................         154,303
        12,242           Mobil Corp. ................................................       1,211,958
        29,334           Royal Dutch Petroleum Co. ADR...............................       1,767,374
        14,038           Schlumberger LTD............................................         894,045
        11,400           Texaco Inc. ................................................         712,500
        13,834           Unocal Corp. ...............................................         548,172
        10,854           Williams Cos., Inc. ........................................         461,973
-----------------------------------------------------------------------------------------------------
                                                                                           11,265,812
-----------------------------------------------------------------------------------------------------
PRODUCER DURABLES -- 5.3%
        26,043           Boeing Co. .................................................       1,150,775
         5,067           Caterpillar Inc. ...........................................         304,020
         7,209           Cordant Technologies Inc. ..................................         325,757
        14,503           Crane Co. ..................................................         455,938
         7,696           Deere & Co. ................................................         304,954
         4,919           Dow Chemical Co. ...........................................         624,098
        19,488           Edison International........................................         521,304
         5,554           Emerson Electric Co. .......................................         349,208
        16,127           Entergy Corp. ..............................................         503,969
         6,275           General Dynamics Corp. .....................................         460,663
        58,334           General Electric Co. .......................................       6,482,366
        11,800           General Instrument Corp. (a)................................         501,500
         4,286           Honeywell Inc. .............................................         496,640
         9,059           Ingersoll-Rand Co. .........................................         585,438
         8,865           Kaufman & Broad Home Corp. .................................         220,517
         6,600           Lear Corp. (a)..............................................         328,350
         4,700           Minnesota Mining & Manufacturing Co. .......................         408,606
         3,100           Phelps Dodge Corp. .........................................         192,006
        10,231           Pulte Corp. ................................................         235,952
         7,113           Sealed Air Corp. (a)........................................         461,456
        10,500           Solectron Corp. (a).........................................         700,219
         7,696           Waste Management Inc. ......................................         413,660
        25,200           W.R. Grace & Co. (a)........................................         463,050
-----------------------------------------------------------------------------------------------------
                                                                                           16,490,446
-----------------------------------------------------------------------------------------------------
TECHNOLOGY -- 14.5%
        24,668           America Online Inc. ........................................       2,725,814
        13,963           Applied Materials Inc. (a)..................................       1,031,517
        13,600           BMC Software, Inc. .........................................         734,400

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
TECHNOLOGY -- 14.5% (CONTINUED)
        10,518           Ceridian Corp. .............................................    $    343,807
        58,964           Cisco Systems Inc. (a)......................................       3,803,178
        15,482           Compaq Computer Corp. ......................................         366,730
         8,800           Computer Associates International, Inc. ....................         484,000
         6,644           Computer Sciences Corp. (a).................................         459,682
        24,934           Compuware Corp. ............................................         793,213
        43,184           Dell Computer Corp. (a).....................................       1,597,808
        12,959           EG&G Inc. ..................................................         461,664
        16,358           EMC Corp. (a)...............................................         899,690
         2,242           Gateway 2000 Inc. (a).......................................         132,278
        17,400           Hewlett Packard Co. ........................................       1,748,700
        56,526           Intel Corp. ................................................       3,363,297
        34,288           International Business Machines Corp. ......................       4,431,724
        55,145           Lucent Technologies Inc. ...................................       3,718,841
        91,434           Microsoft Corp. (a).........................................       8,246,204
         6,500           Micron Technology Inc. .....................................         262,031
         7,990           Motorola Inc. ..............................................         757,053
         8,200           Nortel Networks Corp. ......................................         711,863
        39,015           Oracle Corp. (a)............................................       1,448,432
        20,500           Sun Microsystems Inc. (a)...................................       1,411,938
         7,251           Symbol Technologies, Inc. ..................................         267,381
        17,344           Sysco Corp. ................................................         517,068
         5,458           Tellabs Inc. (a)............................................         368,756
         5,667           Texas Instruments Inc. .....................................         821,715
        14,323           Tyco International Ltd. ....................................       1,357,104
        14,222           United Technologies Corp. ..................................       1,019,540
        11,576           Xerox Corp. ................................................         683,708
-----------------------------------------------------------------------------------------------------
                                                                                           44,969,136
-----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.7%
         2,474           AMR Corp. ..................................................         168,851
         6,627           CSX Corp. ..................................................         300,286
         7,700           Delta Airlines Inc. ........................................         443,713
        11,200           FDX Corp. ..................................................         607,600
        22,117           Ford Motor Co. .............................................       1,248,228
        17,042           General Motors Corp. .......................................       1,124,772
        10,923           Navistar International Corp. ...............................         546,150
        13,400           Ryder Systems Inc. .........................................         348,400
         6,800           TRW Inc. ...................................................         373,150
         2,729           Union Pacific Corp. ........................................         159,135
-----------------------------------------------------------------------------------------------------
                                                                                            5,320,285
-----------------------------------------------------------------------------------------------------
UTILITIES -- 6.6%
        61,445           AT&T Corp. .................................................       3,429,399
         8,769           Alltell Corp. ..............................................         626,984
        14,323           Ameritech Corp. ............................................       1,052,740
        22,614           Bell Atlantic Corp. ........................................       1,478,390
        19,418           Bellsouth Corp. ............................................         910,219

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
UTILITIES -- 6.6% (CONTINUED)
        16,563           Central & South West Corp. .................................    $    387,160
        13,700           Centurytel Inc. ............................................         544,575
        11,242           Clear Channel Communications Inc. (a).......................         774,995
         9,325           FPL Group Inc. .............................................         509,378
        10,673           GTE Corp. ..................................................         808,480
        37,235           MCI WorldCom, Inc. (a)......................................       3,211,519
        14,400           Nextel Communications, Inc. (a).............................         722,700
        12,100           Pennsylvania Power & Light Resources Inc. ..................         372,075
        31,097           SBC Communications Inc. ....................................       1,803,626
         5,944           Sonat Inc. .................................................         196,895
         8,673           Southern Co. ...............................................         229,835
        21,106           Sprint Corp. ...............................................       1,114,661
        18,376           Sprint Corp. PCS Group......................................       1,049,729
        12,081           Texas Utilities Co. ........................................         498,341
        15,023           U.S. West Communications Group..............................         882,475
-----------------------------------------------------------------------------------------------------
                                                                                           20,604,176
-----------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCK (Cost -- $133,003,875)...................     193,946,029
=====================================================================================================
CONVERTIBLE PREFERRED STOCK -- 1.7%
-----------------------------------------------------------------------------------------------------
FINANCIAL -- 0.9%
         2,000           Canadian National Railway 5.250%............................         107,000
         6,000           Equity Office Properties Trust, 5.250%......................         256,500
         8,000           Equity Residential Properties, 2.150%.......................         224,000
        18,564           Equity Residential Properties, 7.250%.......................         426,972
         2,000           Finova Finance, 5.500%......................................         138,000
        12,000           General Growth Properties, 7.250%...........................         288,000
         8,000           National Australia Bank, 7.7875%............................         243,000
         3,220           New Plan Excel Realty Insurance, 8.500%.....................          85,330
         6,000           Newell Financial Trust, 5.250%..............................         335,250
         9,000           Reckson Associates Realty Services, 7.625%..................         205,313
         5,000           Tosco Financial Trust, 5.750%...............................         243,750
         2,245           Union Pacific Capital Trust, 6.250%.........................         116,740
-----------------------------------------------------------------------------------------------------
                                                                                            2,669,855
-----------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.8%
         4,000           Amcor Ltd., 7.250%..........................................         195,750
        10,000           Calenergy Capital II, 6.250% (b)............................         502,500
         2,230           El Paso Energy Capital, 4.750%..............................         110,385
        12,000           International Paper Co., 5.250%.............................         633,000
        10,990           News Corp. Ltd., 5.000%.....................................       1,103,121
-----------------------------------------------------------------------------------------------------
                                                                                            2,544,756
-----------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $4,929,014)......       5,214,611
=====================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                              MANAGED ASSETS TRUST

        FACE
       AMOUNT            RATING+                         SECURITY                                        VALUE
------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 8.1%
------------------------------------------------------------------------------------------------------------------
FINANCIAL -- 3.1%
     $5,000,000         Baa2*         Nationwide Health Properties, Inc. Notes, 6.900% due
                                      10/31/37....................................................    $  4,762,500
      2,500,000         Baa1*         Simon Debartolo, Company Guaranteed, 6.750% due 7/15/04.....       2,418,750
      2,500,000         Baa2*         Spieker Properties Inc., Notes, 8.000% due 7/19/05..........       2,553,125
------------------------------------------------------------------------------------------------------------------
                                                                                                         9,734,375
------------------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 2.4%
      2,500,000         Baa*          Prologics Trust, Sr. Notes, 7.050% due 7/15/06..............       2,321,875
      5,000,000         A             Xerox Corp., Notes, 6.250% due 11/15/26.....................       4,968,750
------------------------------------------------------------------------------------------------------------------
                                                                                                         7,290,625
------------------------------------------------------------------------------------------------------------------
TELEPHONE -- 1.6%
      5,000,000         AAA           Bellsouth Capital Funding, Debentures, 6.040% due
                                      11/15/26....................................................       5,012,500
------------------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.0%
      3,000,000         Baa2*         CSX Corp., Debentures, 6.950% due 5/1/00....................       3,037,500
------------------------------------------------------------------------------------------------------------------
                                      TOTAL CORPORATE BONDS AND NOTES (Cost -- $25,523,535).......      25,075,000
==================================================================================================================
CONVERTIBLE CORPORATE BONDS -- 2.7%
------------------------------------------------------------------------------------------------------------------
FINANCIAL -- 0.6%
                                      Bell Atlantic Corp., Bonds:
        297,000         A+            5.750% due 4/1/03...........................................         306,088
        500,000         A1*           4.250% due 9/15/05..........................................         511,900
        400,000         BBB-          Elan International Finance Ltd., Company Guaranteed, zero
                                      coupon   due 12/12/18.......................................         206,000
        300,000         AAA           Finlayson Global Corp., Private Placement, zero coupon due
                                      2/19/04.....................................................         469,499
        300,000         BBB           Hellenic Finance, 2.000% due 7/15/03........................         307,650
        300,000         Baa*          Security Capital U.S. Real Estate Inc., 2.000% due
                                      5/22/03.....................................................         230,813
------------------------------------------------------------------------------------------------------------------
                                                                                                         2,031,950
------------------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 1.9%
        146,000         BBB-          Athena Neurosciences Inc., Notes 4.750% due 11/15/04........         154,213
        321,000         A-            Diamond Offshore Drilling Inc., Sub. Notes, 3.750% due
                                      2/15/07.....................................................         318,191
        300,000         Aa2*          GVC Corp. Ltd., Bonds, zero coupon due 5/21/02 (b)..........         330,750
        300,000         NR            Genzyme Corp., Sub. Notes, 5.250% due 6/1/05................         419,625
        300,000         BBB-          Inco Ltd., Debentures, 7.750% due 3/15/16...................         277,500
        300,000         AA-           Indian Petrochemicals Corp. Ltd., Bonds, 2.500% due 3/11/02
                                      (b).........................................................         304,500
        600,000         BBB           Ingram Micro Inc., Debenture, zero coupon due 6/9/18........         200,250
        300,000         BB+           Interim Services Inc., Sub. Notes, 4.500% due 6/1/05........         255,375
        121,000         NR            Interpublic Group of Cos., Inc., Sub. Notes, 1.800% due
                                      9/16/04.....................................................         110,413
        570,000         A-            Koninklijke Ahold, Sub. Notes, 3.000% due 9/30/03...........         334,227
        431,000         BBB-          Lennar Corp., Debenture, zero coupon due 7/29/18............         189,640
      1,000,000         B2*           Marriott International Inc., Debenture, zero coupon due
                                      3/25/11.....................................................         712,500
        300,000         NR            Nabors Industries, 5.000% due 5/15/06.......................         401,625
        120,000         A-            Omnicom Group Inc., Sub. Debenture, 2.250% due 1/6/13.......         198,000
        200,000         BBB-          Rite Aid Corp., Sub. Notes, 5.250% due 9/15/02..............         200,625
        500,000         BBB           Scholastic Corp., Sub. Notes, 5.000% due 8/15/05............         484,375
        662,400         BBB           Solectron Corp., Private Placement, zero coupon due
                                      1/27/19.....................................................         385,020

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                              MANAGED ASSETS TRUST

        FACE
       AMOUNT       RATING+                              SECURITY                                                 VALUE
-------------------------------------------------------------------------------------------------------------------------
$       200,000       Aa1*            Taiwan Semiconductor Manufacturing Co., zero coupon due 7/3/02 (b).    $    263,500
         98,000         A+            Telefonica Europa, Company Guaranteed, 4.000% due 7/15/02......             159,740
        100,000         A-            Thermo Electron Corp., Sub. Debenture, 4.250% due 1/1/03.......              90,250
        100,000         A-            Thermo Instruments Inc., Company Guaranteed, 4.000% due 1/15/05...           82,000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                5,872,319
-------------------------------------------------------------------------------------------------------------------------
UTILITY - ELECTRIC -- 0.2%
        600,000         A-            Potomac Electric Power, 5.000% due 9/1/02......................             590,250
-------------------------------------------------------------------------------------------------------------------------
                                      TOTAL CONVERTIBLE CORPORATE BONDS (Cost -- $7,764,728).........           8,494,519
=========================================================================================================================

        FACE
       AMOUNT                                            SECURITY                                                 VALUE
-------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.3%
         787,543                      Wilmington Trust 9.250% due 1/2/07 (Cost -- $787,272).........              789,087
=========================================================================================================================
U.S. GOVERNMENT OBLIGATIONS -- 14.0%
       1,000,000                      U.S. Treasury Note, 6.500% due 10/15/06.......................            1,032,620
      15,227,000                      U.S. Treasury Note, 3.625% due 1/15/08........................           14,803,385
       3,100,000                      U.S. Treasury Bond, 7.125% due 2/15/23........................            3,436,381
       2,500,000                      U.S. Treasury Strips 0.00% due 5/15/21........................            6,396,750
      15,011,100                      U.S. Treasury Inflation Index, 3.875% due 4/15/29.............           14,804,697
-------------------------------------------------------------------------------------------------------------------------
                                      TOTAL U.S. GOVERNMENT OBLIGATIONS(Cost -- $41,130,809)........           40,473,833
=========================================================================================================================
U.S. GOVERNMENT AGENCIES -- 3.1%
                                      Federal Home Loan Mortgage Corp. (FHLMC):
       2,424,573                      8.000% due 9/1/04.............................................            2,498,814
         119,820                      8.500% due 9/1/02.............................................              123,116
                                      Federal National Mortgage Mortgage Association (FNMA):
       3,042,445                      Dwarf, 6.000% due 1/1/13......................................            2,938,789
         145,246                      5.500% due 5/1/28.............................................              132,219
         927,340                      5.500% due 6/1/28.............................................              844,168
       1,101,203                      5.500% due 8/1/28.............................................            1,002,436
       1,037,447                      6.000% due 3/1/28.............................................              975,202
         423,525                      6.000% due 6/1/28.............................................              398,114
         187,565                      6.000% due 4/1/28.............................................              176,311
         480,386                      6.000% due 5/1/28.............................................              451,564
         450,073                      6.000% due 7/1/28.............................................              423,070
       1,253,182                      6.000% due 8/1/28.............................................            1,177,992
         959,264                      6.500% due 12/1/27............................................              926,583
          92,126                      8.050% due 3/1/05.............................................               95,552
                                      Government National Mortgage Association (GNMA):
         169,319                      7.500% due 5/15/23 (c)........................................              171,118
         123,170                      9.000% due 12/15/16 (c).......................................              130,791
         131,165                      9.000% due 11/15/19 (c).......................................              139,280
         101,026                      9.500% due 3/15/20 (c)........................................              108,888
         109,238                      9.500% due 1/15/20 (c)........................................              117,738
-------------------------------------------------------------------------------------------------------------------------
                                      TOTAL U.S. GOVERNMENT AGENCIES (Cost -- $13,151,833)..........           12,831,745
=========================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                              MANAGED ASSETS TRUST

        FACE
       AMOUNT                                            SECURITY                                         VALUE
------------------------------------------------------------------------------------------------------------------
SHORT TERM U.S. GOVERNMENT INSTRUMENTS -- 0.1%
     $   300,000                      U.S. Treasury Bill, 4.500% due 9/17/99 (Cost -- $297,113)...    $    297,113
==================================================================================================================
                                      SUB-TOTAL INVESTMENTS (Cost -- $226,588,179)................     287,121,937
==================================================================================================================
REPURCHASE AGREEMENT -- 7.6%
      23,630,000                      Morgan Stanley Dean Witter & Co., 4.770% due 7/1/99;
                                      Proceeds at maturity -- $23,633,131; (Fully collateralized by U.S. Treasury Notes, 6.250% due 5/31/01; Market
                                      value -- $24,182,233) (Cost -- $23,630,000).................      23,630,000
==================================================================================================================
                                      TOTAL INVESTMENTS -- 100% (Cost -- $250,218,179**)..........    $310,751,937
==================================================================================================================

(a) Non-income producing security.
(b) Security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) Date shown represents the last in range of maturity dates of mortgage certificates owned.
 + All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service Inc.
** Aggregate cost for Federal income tax purposes is substantially the same.

  See page 21 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATING+                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 90.6%
---------------------------------------------------------------------------------------------------
CHEMICALS -- 1.0%
$  275,000    B+        Lyndell Chemical Co., Sr. Sub. Notes, 10.875% due 5/1/09....    $   286,688
---------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 2.0%
   550,000    B-        Tropical Sportswear International Corp., Company Guaranteed,
                          11.000% due 6/15/08.......................................        573,375
---------------------------------------------------------------------------------------------------
ENERGY -- 3.3%
   200,000    B         Comstock Resourses Inc., Sr. Notes, 11.250% due 5/1/07......        204,500
   310,000    B-        International Utility Structures Inc., Sr. Sub. Notes,
                          10.750% due 2/1/08........................................        312,325
   125,000    B+        Parker Drilling Co., Company Guaranteed, 9.750% due
                          11/15/06..................................................        116,250
    75,000    B+        Pogo Producing Co., Sr. Sub. Notes, 10.375% due 2/15/09.....         78,000
   250,000    BB+       Tuscon Electric Power Co., Collateral Trust, 7.500% due
                          8/1/08....................................................        250,625
---------------------------------------------------------------------------------------------------
                                                                                            961,700
---------------------------------------------------------------------------------------------------
FOOD AND DRUG -- 3.3%
   100,000    B         Archibald Candy Corp., Company Guaranteed, 10.250% due
                          7/14/04...................................................        101,250
   385,000    B-        Duane Reade Inc., Company Guaranteed, 9.250% due 2/15/08....        385,963
   475,000    B-        Triarc Consumer Beverage, Sr. Sub. Notes, 10.250% due
                          2/15/09...................................................        459,563
---------------------------------------------------------------------------------------------------
                                                                                            946,776
---------------------------------------------------------------------------------------------------
GAMING/LEISURE -- 8.9%
   330,000    B+        Bally Total Fitness Holdings Corp., Sr. Sub. Notes, 9.875%
                          due 10/15/07..............................................        320,100
   120,000    B+        Bally Total Fitness Holdings Corp., Sr. Sub. Notes, 9.875%
                          due 10/15/07..............................................        116,400
   300,000    BB+       Harrahs Operating Co. Inc., Company Guaranteed, 7.875% due
                          12/15/05..................................................        291,000
   350,000    B         Isle Of Capri Casinos, Sr. Sub. Notes, 8.750% due 4/15/09...        329,000
   425,000    BB+       Park Place Entertainment, Sr. Sub. Notes, 7.875% due
                          12/15/05..................................................        404,813
   450,000    B+        Prime Hospitality Corp., Sr. Sub. Notes, 9.750% due
                          4/1/07....................................................        444,375
   315,000    B+        Regal Cinemas Inc., Sr. Notes, 9.500% due 6/1/08............        295,313
   360,000    B         Station Casinos Inc., Sr. Sub. Notes, 10.125% due 3/15/06...        373,500
---------------------------------------------------------------------------------------------------
                                                                                          2,574,501
---------------------------------------------------------------------------------------------------
HEALTH CARE -- 2.3%
   350,000    B-        Production Resource Group, Sr. Sub. Notes, 11.500% due
                          1/15/08...................................................        353,500
   275,000    B+        Unilab Corp., Sr. Notes, 11.000% due 4/1/06.................        302,500
---------------------------------------------------------------------------------------------------
                                                                                            656,000
---------------------------------------------------------------------------------------------------
HOUSING -- 2.2%
    50,000    B         Atrium Cos. Inc., Sr. Sub. Notes, 10.500% due 5/1/09........         49,250
   310,000    B+        Beazer Homes USA Inc., Company Guaranteed, 8.875% due
                          4/1/08....................................................        297,600
   450,000    B         Falcon Building Corp., Sr. Notes, 10.250% 6/15/02...........        299,250
---------------------------------------------------------------------------------------------------
                                                                                            646,100
---------------------------------------------------------------------------------------------------
INFORMATION/TECHNOLOGY -- 6.4%
    50,000    B-        Anteon Corp., Sr. Sub. Notes, 12.000% due 5/15/99...........         49,750
   275,000    B-        Intergrated Circuit Systems, Sr. Sub. Notes, 11.500% due
                          5/15/09...................................................        275,688
   425,000    B-        PSINet Inc., Sr. Notes, 10.000% due 2/15/05.................        426,063
   160,000    BB-       Unisys Corp., Sr. Notes, 12.000% due 4/15/03................        174,800
   175,000    B-        Verio Inc., Sr. Notes, 11.250% due 12/1/08..................        183,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATING+                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
$  500,000   B-        Viasystems Group, Sr. Sub. Notes, 9.750% due 6/1/07.........    $   438,750
   275,000   B-        Viatel Inc., Sr. Notes, 11.500% due 3/15/09.................        285,313
--------------------------------------------------------------------------------------------------
                                                                                         1,834,114
--------------------------------------------------------------------------------------------------
MANUFACTURING -- 12.1%
   220,000    B-       Advance Holding Corp., step bond to yield 12.645% due
                         4/15/09...................................................        124,300
   350,000    B        Advanced Glassfiber Yarn, Sr. Sub. Notes, 9.875 due
                         1/15/09...................................................        341,250
   475,000    B        American Axle & Manufacturing Inc., 9.750% due 3/1/09.......        476,188
   550,000    B+       Avondale Mills Inc., 10.250% due 5/1/06.....................        541,750
   250,000    B        BGF Industries Inc., Sr. Sub. Notes, 10.250% due 1/15/09....        228,750
   200,000    B-       Cherokee International, Sr. Sub. Notes, 10.250% due
                         5/1/09....................................................        200,500
   450,000    B-       Fisher Scientific International Inc., Sr. Sub. Notes, 9.000%
                         due 2/1/08................................................        427,500
   250,000    BB-      Imax Corp., Sr. Notes, 7.875% due 12/1/05...................        235,625
   300,000    B-       Roller Bearing Co., Company Guaranteed, 9.625% due
                         6/15/07...................................................        285,000
   275,000    B-       Special Devices Inc., Sr. Sub. Notes, 11.375% due 12/15/08
                         (a).......................................................        246,125
   400,000    B-       Transdigm Inc., Sr. Sub. Notes, 10.375% due 12/1/08.........        394,000
--------------------------------------------------------------------------------------------------
                                                                                         3,500,988
--------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT -- 12.3%
   525,000    B        Chancellor Media Corp., Sr. Sub. Notes, 9.000% due
                         10/1/08...................................................        536,813
   500,000    B        Jacor Communication Co., Company Guaranteed, 9.750% due
                         12/15/06..................................................        541,250
   525,000    CCC+     J Crew Operating Corp., Sr. Sub. Notes, 10.375% due
                         10/15/07..................................................        514,500
   340,000    CCC+     Paxson Communication Corp., Sr. Sub. Notes, 11.625% due
                         10/1/02...................................................        353,600
                       Pegasus Media & Communication Corp.:
   500,000    B-       Notes, 12.500% due 7/1/05...................................        550,000
   250,000    B-       Sr. Notes, 9.625% due 10/15/05..............................        245,625
   455,000    B-       SFX Entertainment Inc., Company Guaranteed, 9.125% due
                         2/1/08....................................................        445,900
   550,000    B        United International Holdings Inc., step bond to yield
                         10.767% due 2/15/08.......................................        365,750
--------------------------------------------------------------------------------------------------
                                                                                         3,553,438
--------------------------------------------------------------------------------------------------
METALS/MINERALS -- 5.3%
   500,000    B-       Diamond Holdings PLC, Company Guaranteed, 9.125% due
                         2/1/08....................................................        502,500
   300,000    BB       Great Central Mines Ltd., Sr. Notes, 8.875% due 4/1/08......        285,000
   120,000    CCC+     Kaiser Aluminum & Chemicals, Sr. Sub. Notes, 12.750% due
                         2/1/03....................................................        125,400
   600,000    CCC+     Republic Engineer Steel, 1st Mortgage, 9.875% due
                         12/15/01..................................................        625,500
--------------------------------------------------------------------------------------------------
                                                                                         1,538,400
--------------------------------------------------------------------------------------------------
PAPER -- 3.0%
   385,000    B+       Phoenix Color Corp., Sr. Sub. Notes, 10.375% due 2/1/09.....        377,300
   500,000    B-       Russell Stanley Holdings Inc., Sr. Sub. Notes, 10.875% due
                         2/15/09...................................................        488,750
--------------------------------------------------------------------------------------------------
                                                                                           866,050
--------------------------------------------------------------------------------------------------
RETAIL -- 6.0%
   410,000    B-       Advance Stores Co. Inc., Sr. Sub. Notes, 10.250% due 4/15/09
                         (a).......................................................        394,625
   425,000    B        Advantica Restaurant Group, Sr. Notes, 11.250% due
                         1/15/03...................................................        406,938
   425,000    B+       Ames Department Stores, Sr. Notes, 10.000% due 4/15/06......        416,500
   500,000    BB       KMart Corp., Medium Term Notes, 7.900% due 12/14/00.........        509,375
--------------------------------------------------------------------------------------------------
                                                                                         1,727,438
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATING+                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
SERVICES -- 4.3%
$  530,000    B        AFC Enterprises, Sr. Sub. Notes, 10.250% due 5/15/07........    $   541,925
   250,000    B+       Equimar Shipholdings Ltd., Company Guaranteed, 9.875% due
                         7/1/07....................................................        162,500
   236,896    B        FRD Acquisition, Sr. Notes, 12.500% due 7/15/04.............        217,944
   325,000    B-       Williams Scotsman Inc., Company Guaranteed, 9.875% due
                         6/1/07....................................................        323,375
--------------------------------------------------------------------------------------------------
                                                                                         1,245,744
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 12.6%
   350,000    B+       Bresnan Communications Co., Sr. Discount Notes, 9.250% due
                         2/1/09....................................................        228,375
   150,000    B        Caprock Communications, Sr. Notes, 11.250% due 5/1/09.......        152,250
   300,000    CCC+     Centennial Cellular Corp., Sr. Sub. Notes, 10.750% due
                         12/15/08 (a)..............................................        310,500
   900,000    B+       Charter Communications Holdings, Sr. Discount Notes, 9.920%
                         due 4/1/11................................................        560,250
   250,000    B-       Classic Communications Ins., Sr. Discount Notes, 13.250% due
                         8/1/09....................................................        166,875
   325,000    CCC+     Intermedia Communication Inc., Sr. Discount Notes, 12.250%
                         due 3/1/09................................................        186,875
   275,000    B+       McLeodUSA Inc., Sr. Notes, 8.125% due 2/15/99...............        258,500
   300,000    BB+      Qwest Communication Corp., step bond to yield 7.608% due
                         2/1/08....................................................        224,250
   600,000    B+       Telewest Communication, Sr. Discount Notes, 9.250% due
                         4/15/09...................................................        496,126
   485,000    B-       T/SF Communications Corp., Company Guaranteed, 10.375% due
                         11/1/07...................................................        488,638
   800,000    B-       NTL Inc., step bond to yield 9.750% due 4/1/08..............        549,000
--------------------------------------------------------------------------------------------------
                                                                                         3,621,639
--------------------------------------------------------------------------------------------------
TEXTILES -- 3.8%
   535,000    B+       Delta Mills Inc., Company Guaranteed, 9.625% due 9/1/07.....        505,575
   300,000    B-       Panolam Industries International, Sr. Sub. Notes, 11.500%
                         due 2/15/09...............................................        309,000
   275,000    B-       Supreme International, Company Guaranteed, 12.250% due
                         4/1/06....................................................        279,813
--------------------------------------------------------------------------------------------------
                                                                                         1,094,388
--------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.8%
   325,000    B-       Atlas Air Inc., Sr. Notes, 10.750% due 8/1/05...............        333,938
   200,000    B-       Pacer International Inc., Sr. Sub. Notes, 11.750% due
                         6/1/07....................................................        194,500
--------------------------------------------------------------------------------------------------
                                                                                           528,438
--------------------------------------------------------------------------------------------------
                       TOTAL CORPORATE BONDS AND NOTES (Cost -- $26,585,020).......     26,155,777
==================================================================================================

  SHARES                                         SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------
STOCK -- 4.6%
--------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT -- 0.2%
       750             Classic Communications......................................         12,503
     5,625             Park Place Entertainment....................................         54,670
         9             Paxson Communications Corp., Preferred, Payment-in-kind,
                         Exchangable 12.500%.......................................            880
--------------------------------------------------------------------------------------------------
                                                                                            68,053
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                             HIGH YIELD BOND TRUST

      SHARES                                     SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
TECHNOLOGY -- 2.0%
     4,500             Eagle-Picher Holdings, Preferred, 11.750% Expire 3/1/08.....    $   238,500
     2,000             R&B Falcon Corp., Preferred, 13.875% Expire 5/1/09..........        206,000
        71             Source Media Inc., Preferred, Payment-in-kind, Exchangable
                         13.500%...................................................          1,385
     9,000             Viasystems Group Inc., Preferred, Series B..................        119,250
--------------------------------------------------------------------------------------------------
                                                                                           565,135
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 2.4%
       479             Capstar Communication, Preferred, 12.625%...................         57,480
     5,900             Global Crossing Holding Ltd., Preferred, 10.500% (a)........        625,400
--------------------------------------------------------------------------------------------------
                                                                                           682,880
--------------------------------------------------------------------------------------------------
                       TOTAL STOCK (Cost -- $1,282,698)............................      1,316,068
--------------------------------------------------------------------------------------------------
                       SUB-TOTAL INVESTMENTS (Cost -- $27,867,718).................     27,471,845
--------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                         SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.8%
$1,394,000             CS First Boston Corp., 4.800% due 7/1/99; Proceeds at
                       Maturity -- $1,394,186; (Fully collateralized by U.S.
                       Treasury Notes, 6.875% due 3/31/00; Market
                       value -- $1,422,752) (Cost -- $1,394,000)...................      1,394,000
--------------------------------------------------------------------------------------------------
                       TOTAL INVESTMENTS (Cost -- $29,261,718**)...................    $28,865,845
==================================================================================================

 + All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service Inc.
(a) Security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
** Aggregate cost for Federal income tax purposes is substantially the same.

  See page 21 for definition of bond ratings.

                      SUMMARY OF BONDS BY COMBINED RATINGS

                 STANDARD &  % OF TOTAL CORPORATE
MOODY'S  AND/OR    POOR'S       BONDS & NOTES
-------------------------------------------------
  Ba                 BB              82.8%
   B                 B                9.1
  Caa               CCC               8.1
-------------------------------------------------
                                    100.0%
-------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA     --   Bonds rated "AAA" has the highest rating assigned by
             Standard & Poor's. Capacity to pay interest and repay
             principal is extremely strong.
AA      --   Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       --   Bonds rated "A" has a strong capacity to pay interest and
             repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     --   Bonds rated "BBB" are regarded as having an adequate
             capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
             economic conditions or changing circumstances are more
             likely to lead to a weakened capacity to pay interest and
             repay principal for bonds in this category than for bonds in higher rated categories.
BB, B   --   Bonds rated "BB" and "B" are regarded, on balance, as
and CCC      predominantly speculative with respect to capacity to pay
             interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
             speculation than "B", and "CCC" the highest degree of
             speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
             large uncertainties or major risk exposures to adverse
             conditions.
C       --   The rating "C" is reserved for income bonds on which no
             interest is being paid.
D       --   Bonds rated "D" are in default, and payment of interest
             and/or repayment of principal is in arrears.

Moody's Investors Service Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa     --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment fisk and are
             generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
             and principal is secure. While the various protective
             elements are likely to change, such changes as can be
             visualized are most unlikely to impair the fundamentally
             strong position of such issues.
Aa      --   Bonds rated "Aa" are judged to be of high quality by all
             standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
             lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
             protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
             appear somewhat larger than in "Aaa" securities.
A       --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
             Factors giving security to principal and interest are
             considered adequate but elements may be present which
             suggest a susceptibility to impairment some time in the
             future.
Baa     --   Bonds rated "Baa" are considered to be medium grade
             obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
             appear adequate for the present but certain protective
             elements may be lacking or may be characteristically
             unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
             speculative characteristics as well.
Ba      --   Bonds rated "Ba" are judged to have speculative elements;
             their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
             moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
             characterizes bonds in this class.
B       --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa     --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
             respect to principal or interest.
Ca      --   Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C       --   Bonds rated "C" are the lowest rated class of bonds, and
             issues so rated can be regarded as having extremely poor
             prospects of ever attaining any real investment standing.
NR      --   Indicates that the bond is not rated by Standard & Poor's or
             Moody's.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                           CAPITAL APPRECIATION FUND

   SHARES                                SECURITY                                VALUE
-------------------------------------------------------------------------------------------
COMMON STOCK -- 84.1%
-------------------------------------------------------------------------------------------
BEVERAGE -- 1.0%
     206,960   Coca-Cola Co. ..............................................  $   12,935,000
-------------------------------------------------------------------------------------------
BROKERAGE -- 3.7%
     433,700   Charles Schwab Corp. .......................................      47,652,787
-------------------------------------------------------------------------------------------
COMMUNICATIONS -- 0.8%
     321,290   Qwest Communications International, Inc.+...................      10,622,651
-------------------------------------------------------------------------------------------
COMPUTERS -- 18.6%
   1,016,490   Cisco Systems Inc.+.........................................      65,563,605
   1,167,775   Dell Computer Corp.+........................................      43,207,675
     150,000   International Business Machines Corp. ......................      19,387,500
     104,290   Intuit, Inc.+...............................................       9,399,136
     691,600   Microsoft Corp. ............................................      62,373,675
     428,380   Veritas Software Corp. .....................................      40,669,326
-------------------------------------------------------------------------------------------
                                                                                240,600,917
-------------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 1.2%
     544,940   Kroger Co.+.................................................      15,224,261
-------------------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS -- 7.7%
     361,405   General Electric Co. .......................................      40,838,765
     801,435   Time Warner Inc. ...........................................      58,905,472
-------------------------------------------------------------------------------------------
                                                                                 99,744,237
-------------------------------------------------------------------------------------------
DRUGS AND HEALTH CARE -- 4.7%
     211,970   Eli Lilly & Co. ............................................      15,182,351
      38,700   MedImmune, Inc.+............................................       2,621,925
     271,190   Pfizer, Inc. ...............................................      29,763,102
     191,865   Warner-Lambert Co. .........................................      13,310,635
-------------------------------------------------------------------------------------------
                                                                                 60,878,013
-------------------------------------------------------------------------------------------
ELECTRONICS -- 6.7%
     235,560   EMC Corp.+..................................................      12,955,800
     509,130   Texas Instruments Inc. .....................................      73,823,850
-------------------------------------------------------------------------------------------
                                                                                 86,779,650
-------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 3.0%
     265,520   Fannie Mae..................................................      18,154,930
     200,000   Morgan Stanley Dean Witter & Co. ...........................      20,500,000
-------------------------------------------------------------------------------------------
                                                                                 38,654,930
-------------------------------------------------------------------------------------------
INSURANCE -- 3.2%
     348,625   American International Group, Inc. .........................      40,810,914
-------------------------------------------------------------------------------------------
MEDICAL EQUIPMENT -- 4.2%
     695,160   Medtronic, Inc. ............................................      54,135,585
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                           CAPITAL APPRECIATION FUND

   SHARES                                SECURITY                                VALUE
-------------------------------------------------------------------------------------------
RETAIL -- 9.7%
     200,000   Amazon.com Inc.+............................................  $   25,025,000
     530,220   Costco Cos., Inc.+..........................................      42,450,738
     406,825   Home Depot Inc. ............................................      26,214,786
     437,055   Safeway, Inc.+..............................................      21,634,222
     329,775   Staples Inc.+...............................................      10,202,414
-------------------------------------------------------------------------------------------
                                                                                125,527,160
-------------------------------------------------------------------------------------------
SOFTWARE -- 9.7%
   1,132,360   America Online, Inc.+.......................................     125,125,780
-------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 9.9%
     127,820   Global TeleSystems Group, Inc.+.............................      10,353,420
     291,000   Level 3 Communications Inc.+................................      17,478,187
     366,195   MCI WorldCom, Inc.+.........................................      31,584,318
     739,040   Nokia Corp. ADR.............................................      67,668,354
-------------------------------------------------------------------------------------------
                                                                                127,084,279
-------------------------------------------------------------------------------------------
               TOTAL COMMON STOCK (Cost -- $620,043,930)...................   1,085,776,164
===========================================================================================

    FACE
   AMOUNT                                SECURITY                                VALUE
-------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 15.9%
$204,864,000   Morgan Stanley Dean Witter Co., 4.770% due 7/1/99; Proceeds
               at maturity -- $204,891,144; (Fully collateralized by U.S.
               Treasury Notes, 7.250% due 5/15/16;
               Market value -- $209,035,002) (Cost -- $204,864,000)........     204,864,000
===========================================================================================
               TOTAL INVESTMENTS -- 100% (Cost -- $824,907,930*)...........  $1,290,640,164
===========================================================================================

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                             MONEY MARKET PORTFOLIO

        FACE                                                                           ANNUALIZED
       AMOUNT                                     SECURITY                               YIELD          VALUE
----------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 100%
     $2,700,000         Allied Signal Inc. matures 9/28/99..........................     4.80%       $ 2,667,960
      2,600,000         American Express Credit Corp. matures 8/26/99...............     4.78          2,580,668
      2,600,000         American Home Products mature 7/28/99 to 8/6/99.............  4.78 to 4.79     2,589,116
      3,000,000         Asset Securitization Corp. matures 7/22/99..................     5.17          2,990,953
      2,600,000         Becton Dickinson & Co. matures 7/9/99.......................     4.78          2,597,238
      2,800,000         Boeing Capital Corp. matures 7/12/99........................     5.00          2,795,722
      2,675,000         Delaware Funding Corp. matures 7/20/99......................     4.81          2,668,209
      2,650,000         Eastman Kodak matures 7/27/99...............................     4.79          2,640,832
      2,100,000         Ford Motor Credit Corp. matures 7/8/99......................     4.77          2,098,052
      1,600,000         GA Muni Gas & Electric matures 7/19/99......................     4.80          1,596,160
      2,750,000         General Mills Inc. matures 7/6/99...........................     4.85          2,748,148
      5,200,000         General Motors Acceptance Corp. mature 7/23/99 to 7/30/99...  4.81 to 4.90     5,182,272
      2,500,000         H.J. Heinz Co. mature 7/19/99 to 7/28/99....................  4.83 to 4.85     2,492,129
        940,000         Household Finance Corp. matures 7/1/99......................     5.88            940,000
      2,600,000         Johnson & Johnson matures 8/23/99...........................     4.77          2,581,742
      2,500,000         Morgan Stanley Dean Witter & Co. matures 7/22/99............     4.83          2,492,956
      2,700,000         National Rural Utilities matures 8/20/99....................     4.82          2,681,917
      2,750,000         Occidental Petroleum matures 7/14/99........................     4.89          2,745,144
      2,400,000         Progress Capital Holdings matures 7/8/99....................     5.04          2,397,648
      1,391,000         Providian Master Trust matures 7/13/99......................     4.88          1,388,737
      2,750,000         Prudential Funding Co. matures 7/12/99......................     4.95          2,745,841
      2,500,000         Transamerica Finance Corp. matures 7/26/99..................     4.84          2,491,597
      2,750,000         Xerox Corp. matures 7/7/99..................................     4.83          2,747,786
----------------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $58,860,827*)............                 $58,860,827
================================================================================================================

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 1999

                                                      MANAGED      HIGH YIELD       CAPITAL          MONEY
                                                       ASSETS         BOND        APPRECIATION      MARKET
                                                       TRUST          TRUST           FUND         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost............................  $226,588,179   $27,867,718   $  620,043,930   $58,860,827
  Repurchase agreements, at cost..................    23,630,000     1,394,000      204,864,000            --
-------------------------------------------------------------------------------------------------------------
  Investments, at value...........................  $287,121,937   $27,471,845   $1,085,776,164   $58,860,827
  Repurchase agreements, at value.................    23,630,000     1,394,000      204,864,000            --
  Cash............................................        72,906            --              661         3,673
  Receivable for securities sold..................     1,888,132       152,573               --            --
  Dividends and interest receivable...............     1,281,793       635,283          149,950            65
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS....................................   313,994,768    29,653,701    1,290,790,775    58,864,565
=============================================================================================================
LIABILITIES:
  Payable for securities purchased................       419,938       195,020               --            --
  Investment advisory fees payable................       135,512        13,033          818,568            --
  Payable to broker -- variation margin...........        31,250            --               --            --
  Administration fees payable.....................        16,261         1,564           65,486         3,224
  Payable to bank.................................            --         4,314               --            --
  Dividends payable...............................            --            --               --       102,170
  Accrued expenses................................        66,250         8,771          102,044        81,156
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES...............................       669,211       222,702          986,098       186,550
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..................................  $313,325,557   $29,430,999   $1,289,804,677   $58,678,015
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital.................................  $221,761,830   $29,831,372   $  772,810,067   $58,678,015
  Undistributed (overdistributed) net investment
     income.......................................     3,131,030     1,294,033          (49,528)           --
  Accumulated net realized gain (loss) from
     security transactions, futures contracts and
     foreign currencies...........................    28,010,651    (1,298,533)      51,308,369            --
  Net unrealized appreciation (depreciation) of
     investments, futures contracts and foreign
     currencies...................................    60,422,046      (395,873)     465,735,769            --
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..................................  $313,325,557   $29,430,999   $1,289,804,677   $58,678,015
=============================================================================================================
SHARES OUTSTANDING................................    15,853,964     3,111,485       15,685,265    58,678,015
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE........................        $19.76         $9.46           $82.23         $1.00
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 1999

                                                          MANAGED      HIGH YIELD     CAPITAL        MONEY
                                                           ASSETS         BOND      APPRECIATION     MARKET
                                                           TRUST         TRUST          FUND       PORTFOLIO
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest............................................  $  2,708,330   $1,406,229   $  3,003,526   $1,247,688
  Dividends...........................................     1,316,415           --      1,574,111           --
  Less: Foreign withholding tax.......................       (24,882)          --        (62,957)          --
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME.............................     3,999,863    1,406,229      4,514,680    1,247,688
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)...................       726,136       71,630      4,122,157       82,078
  Administration fees (Note 3)........................        87,136        8,596        329,772       15,290
  Audit and legal.....................................        20,000       15,000         21,000       16,000
  Custody.............................................        10,000        3,900         20,000        7,515
  Shareholder communications..........................        10,000        2,000         39,000        5,233
  Registration fees...................................         5,000           --          5,000           --
  Shareholder and system servicing fees...............         5,000        4,500          5,000        6,327
  Pricing fees........................................         2,500        4,500             --           --
  Trustees' fees......................................         1,870        1,870          1,870        2,290
  Other...............................................         1,251          200          3,000        2,824
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES......................................       868,893      112,196      4,546,799      137,557
-------------------------------------------------------------------------------------------------------------
  Less: Expense reimbursement.........................            --           --             --      (35,623)
-------------------------------------------------------------------------------------------------------------
  NET EXPENSES........................................       868,893      112,196      4,546,799      101,934
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)..........................     3,130,970    1,294,033        (32,119)   1,145,754
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 4 AND
6):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities*)...................................    28,079,076      337,881     51,453,371          (37)
     Futures contracts................................      (804,484)          --             --           --
     Foreign currency transactions....................            --           --        (17,528)          --
-------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)............................    27,274,592      337,881     51,435,843          (37)
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation)
  of Investments, Futures Contracts and Foreign
  Currencies:
     Beginning of period..............................    71,272,240       48,086    365,205,909           --
     End of period....................................    60,422,046     (395,873)   465,735,769           --
-------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION
  (DEPRECIATION)......................................   (10,850,194)    (443,959)   100,529,860           --
-------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCIES..................................    16,424,398     (106,078)   151,965,703          (37)
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS................  $ 19,555,368   $1,187,955   $151,933,584   $1,145,717
=============================================================================================================

* Except for Money Market Portfolio where the net realized losses are only from the sale of short-term securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
                                          FOR THE SIX MONTHS ENDED JUNE 30, 1999

                                                     MANAGED      HIGH YIELD       CAPITAL          MONEY
                                                      ASSETS         BOND        APPRECIATION       MARKET
                                                      TRUST          TRUST           FUND         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)...................  $  3,130,970   $ 1,294,033   $      (32,119)  $  1,145,754
  Net realized gain (loss).......................    27,274,592       337,881       51,435,843            (37)
  Change in net unrealized appreciation
     (depreciation)..............................   (10,850,194)     (443,959)     100,529,860             --
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS.........    19,555,368     1,187,955      151,933,584      1,145,717
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income..........................    (5,732,184)   (2,318,362)      (1,059,034)    (1,145,717)
  Net realized gains.............................   (17,063,313)           --      (30,268,308)            --
-------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS...............   (22,795,497)   (2,318,362)     (31,327,342)    (1,145,717)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares...............    19,657,301     3,777,684      263,126,420     99,238,237
  Net asset value of shares issued for
     reinvestment of dividends...................    22,795,497     2,318,362       31,327,342      1,117,839
  Cost of shares reacquired......................    (2,068,786)   (3,623,081)     (16,116,250)   (83,747,390)
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS................................    40,384,012     2,472,965      278,337,512     16,608,686
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS...........................    37,143,883     1,342,558      398,943,754     16,608,686
NET ASSETS:
  Beginning of period............................   276,181,674    28,088,441      890,860,923     42,069,329
-------------------------------------------------------------------------------------------------------------
  END OF PERIOD*.................................  $313,325,557   $29,430,999   $1,289,804,677   $ 58,678,015
=============================================================================================================
* Includes undistributed (overdistributed)   net
  investment income of:..........................    $3,131,030    $1,294,033         $(49,528)            --
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                                            FOR THE YEAR ENDED DECEMBER 31, 1998

                                                       MANAGED      HIGH YIELD      CAPITAL         MONEY
                                                        ASSETS         BOND       APPRECIATION      MARKET
                                                        TRUST          TRUST          FUND        PORTFOLIO
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................  $  5,681,892   $ 2,382,367   $  1,062,648   $  1,460,011
  Net realized gain (loss).........................    18,004,909       443,848     31,704,572           (215)
  Increase (decrease) in net unrealized
     appreciation..................................    24,712,837    (1,095,487)   268,745,690             --
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS...........    48,399,638     1,730,728    301,512,910      1,459,796
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income............................    (6,031,526)   (1,906,452)    (1,757,481)    (1,459,796)
  Net realized gains...............................   (11,032,250)           --    (15,276,070)            --
-------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS.................   (17,063,776)   (1,906,452)   (17,033,551)    (1,459,796)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares.................    17,716,235     7,689,311    206,554,463    103,475,184
  Net asset value of shares issued for reinvestment
     of dividends..................................    17,063,776     1,906,452     17,033,551      1,409,254
  Cost of shares reacquired........................   (13,804,479)   (6,603,776)   (24,907,667)   (76,308,910)
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS..................................    20,975,532     2,991,987    198,680,347     28,575,528
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.............................    52,311,394     2,816,263    483,159,706     28,575,528
NET ASSETS:
  Beginning of year................................   223,870,280    25,272,178    407,701,217     13,493,801
-------------------------------------------------------------------------------------------------------------
  END OF YEAR*.....................................  $276,181,674   $28,088,441   $890,860,923   $ 42,069,329
=============================================================================================================
* Includes undistributed net investment income
  of:..............................................    $5,732,244    $2,318,362     $1,059,153             --
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio (collectively, "Fund(s)") are each a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment companies. Shares of the Funds are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts.

     The significant accounting policies consistently followed by the Funds are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(e) securities, other than U.S. government agencies and obligations, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the capital accounts of the Managed Assets Trust, High Yield Bond Trust and Capital Appreciation Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the Managed Assets Trust, a portion of undistributed net investment income amounting to $116 and a portion of accumulated net realized gains amounting to $31,374 was reclassified to paid-in capital. In addition, for the High Yield Bond Trust, a portion of accumulated net realized loss amounting to $1,352,578 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (k) the Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  DIVIDENDS

     Money Market Portfolio declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested on the payable date.

     3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Citigroup, Inc., acts as investment manager and advisor to the Managed Assets Trust ("MAT"), High Yield Bond Trust ("HYBT"), Capital Appreciation Fund ("CAF") and Money Market Portfolio ("MMP"). MAT, CAF and MMP pay TAMIC an investment management and advisory fee calculated at the annual rate of 0.50%, 0.75% and 0.3233%, respectively of its average daily net assets. HYBT pays TAMIC an investment management and advisory fee calculated at an annual rate of 0.50% on the first $50,000,000, 0.40% on the next $100,000,000, 0.30% on the next $100,000,000 and 0.25% on the amount over
$250,000,000 of its average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has a sub-advisory agreement with The Travelers Investment Management Company, Inc. ("TIMCO"), an indirect wholly owned subsidiary of Citigroup, Inc. Pursuant to the sub-advisory agreement, TIMCO is responsible for the day-to-day portfolio operations and investment decisions for MAT. As a result, TAMIC pays TIMCO, as sub-advisor, 0.25% of the average daily net assets of MAT.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     TAMIC also has a sub-advisory agreement with Janus Capital Corporation ("Janus"). Pursuant to the sub-advisory agreement, Janus is responsible for the day-to-day portfolio operations and investment decisions for CAF. As a result, TAMIC pays Janus, as sub-advisor, 0.55% of the average daily net assets of CAF.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Funds. The Funds pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). Travelers Insurance pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.06% for the average daily net assets of each Fund. This fee is calculated daily and paid monthly.

     Brokerage commissions of $6,451 were received from affiliated brokers.

     One Trustee and all officers of the Funds are employees of Citigroup, Inc., or its subsidiaries.

     4.  INVESTMENTS

     During the six months ended June 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                MANAGED        HIGH         CAPITAL
                                                                ASSETS      YIELD BOND    APPRECIATION
                                                                 TRUST         TRUST          FUND
------------------------------------------------------------------------------------------------------
Purchases...................................................  $97,622,533   $18,598,319   $320,374,974
------------------------------------------------------------------------------------------------------
Sales.......................................................   99,307,625    16,556,925    183,856,035
======================================================================================================

     At June 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                MANAGED        HIGH        CAPITAL
                                                                ASSETS      YIELD BOND   APPRECIATION
                                                                 TRUST        TRUST          FUND
-----------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $65,938,129   $ 426,188    $475,781,632
Gross unrealized depreciation...............................   (5,404,371)   (822,061)    (10,049,398)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)..................  $60,533,758   $(395,873)   $465,732,234
=====================================================================================================

     5.  REPURCHASE AGREEMENTS

     The Funds purchase (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     6.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contract.

     The Funds enter into such contracts to hedge portions of their respective portfolios. The Funds bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     At June 30, 1999, MAT had sold 5 financial futures contracts on the Standard & Poor's 500 Index expiring in September 1999. The basis value of such contracts was $1,615,413. The market value of such contracts on June 30, 1999, was $1,727,125, resulting in an unrealized loss of $111,712.

     7.  OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Funds, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Funds realize a loss in the amount of the premium paid. When the Funds enter into closing sales transactions, the Funds realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Funds exercise a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise a call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

     At June 30, 1999, the Funds had no open purchased call or put options contracts.

     8.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Funds may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At June 30, 1999, the Funds held no TBA securities.

     9.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1998, HYBT had, for Federal income tax purposes, approximately $1,311,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that such gains will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                                    1999       2000        2001       2002        2004
--------------------------------------------------------------------------------------------------------
Carryforward Amounts..........................    $748,000    $48,000    $134,000    $38,000    $343,000
========================================================================================================

     10.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     11.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Fund were as follows:

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                JUNE 30, 1999     DECEMBER 31, 1998
---------------------------------------------------------------------------------------------------
MANAGED ASSETS TRUST
Shares sold.................................................         955,211             955,576
Shares issued on reinvestment...............................       1,187,265             921,867
Shares reacquired...........................................        (100,913)           (747,496)
---------------------------------------------------------------------------------------------------
Net Increase................................................       2,041,563           1,129,947
===================================================================================================
HIGH YIELD BOND TRUST
Shares sold.................................................         370,492             772,815
Shares issued on reinvestment...............................         245,326             196,339
Shares reacquired...........................................        (355,073)           (673,313)
---------------------------------------------------------------------------------------------------
Net Increase................................................         260,745             295,841
===================================================================================================
CAPITAL APPRECIATION FUND
Shares sold.................................................       3,239,048           3,602,035
Shares issued on reinvestment...............................         400,400             292,021
Shares reacquired...........................................        (201,099)           (448,218)
---------------------------------------------------------------------------------------------------
Net Increase................................................       3,438,349           3,445,838
===================================================================================================
MONEY MARKET PORTFOLIO
Shares sold.................................................      99,238,237         103,475,184
Shares issued on reinvestment...............................       1,117,839           1,409,254
Shares reacquired...........................................     (83,747,390)        (76,308,910)
---------------------------------------------------------------------------------------------------
Net Increase................................................      16,608,686          28,575,528
===================================================================================================

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

        MANAGED ASSETS TRUST           1999(1)(2)        1998          1997          1996        1995        1994
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................      $19.99        $17.65        $14.98        $15.50      $12.85      $14.21
-------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..............       0.22           0.41          0.48          0.46        0.49        0.46
  Net realized and unrealized gain
     (loss)..........................       1.11           3.27          2.70          1.50        2.83       (0.73)
-------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations.........................       1.33           3.68          3.18          1.96        3.32       (0.27)
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (3):
  Net investment income..............      (0.39)         (0.47)        (0.12)        (0.89)      (0.50)      (0.67)
  Net realized gains.................      (1.17)         (0.87)        (0.39)        (1.59)      (0.17)      (0.42)
-------------------------------------------------------------------------------------------------------------------
Total Distributions..................      (1.56)         (1.34)        (0.51)        (2.48)      (0.67)      (1.09)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......     $19.76         $19.99        $17.65        $14.98      $15.50      $12.85
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.........................       6.86%++       21.44%        21.31%        13.78%      27.12%      (2.24)%
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)....   $313,326       $276,182      $223,870      $188,610    $171,276    $140,887
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses...........................       0.60%+         0.60%         0.63%         0.58%       0.58%       0.61%
  Net investment income..............       2.15+          2.30          2.91          3.51        3.49        3.59
-------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..............         35%            74%           90%          108%        110%         97%
-------------------------------------------------------------------------------------------------------------------

        HIGH YIELD BOND TRUST           1999(1)(2)        1998          1997          1996        1995        1994
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................       $9.85         $9.89         $8.49         $9.00       $8.49       $9.25
--------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income...............      0.45            0.77          0.76          0.91        0.80        0.66
  Net realized and unrealized gain
     (loss)...........................     (0.03)          (0.13)         0.65          0.41        0.41       (0.76)
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...      0.42            0.64          1.41          1.32        1.21       (0.10)
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (3):
  Net investment income...............     (0.81)          (0.68)        (0.01)        (1.83)      (0.70)      (0.66)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........     $9.46           $9.85         $9.89         $8.49       $9.00       $8.49
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................      4.31%++         6.56%        16.56%        16.05%      15.47%      (1.26)%
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).....   $29,431         $28,088       $25,272       $17,291     $12,902     $11,716
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (4)........................      0.78%+          0.82%         0.84%         0.97%       1.25%       1.25%
  Net investment income...............      9.02+           8.42          9.04         11.01        9.37        7.71
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...............        60%            147%          137%           84%        222%        146%
--------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1999 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(4) The ratio of expenses to average net assets reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 1.28% and 1.33% for the years ended December 31, 1995 and 1994, respectively.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

     CAPITAL APPRECIATION FUND       1999(1)(2)        1998            1997        1996          1995          1994
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................      $72.74        $46.32        $36.72        $33.18        $24.50        $25.87
---------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss).....       (0.02)         0.06          0.19          0.23          0.24          0.19
  Net realized and unrealized gain
     (loss)........................       11.57         28.07          9.41          8.49          8.61         (1.41)
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations.......................       11.55         28.13          9.60          8.72          8.85         (1.22)
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (3):
  Net investment income............       (0.07)        (0.18)           --         (0.41)        (0.17)        (0.15)
  Net realized gains...............       (1.99)        (1.53)        (0.00)*       (4.77)           --            --
---------------------------------------------------------------------------------------------------------------------
Total Distributions................       (2.06)        (1.71)        (0.00)*       (5.18)        (0.17)        (0.15)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....      $82.23        $72.74        $46.32        $36.72        $33.18        $24.50
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.......................       16.03%++      61.63%        26.14%        28.21%        36.37%        (4.76)%
---------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (000'S)..........................  $1,289,805      $890,861      $407,701      $224,132      $122,155       $78,494
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.........................        0.82%+        0.85%         0.84%         0.83%         0.85%         0.89%
  Net investment income (loss).....       (0.01)+        0.18          0.54          0.69          0.84          0.79
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE............          19%           53%           89%           84%          124%          106%
---------------------------------------------------------------------------------------------------------------------

      MONEY MARKET PORTFOLIO         1999(1)(2)        1998            1997        1996          1995          1994
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................       $1.00         $1.00         $1.00         $1.00         $1.00         $1.00
---------------------------------------------------------------------------------------------------------------------
  Net investment income (4)........       0.022         0.049         0.049        0.0412        0.0417        0.0278
  Distributions from net investment
     income........................      (0.022)       (0.049)       (0.049)      (0.0412)      (0.0417)      (0.0278)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....       $1.00         $1.00         $1.00         $1.00         $1.00         $1.00
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.......................        2.21%++       5.08%         5.03%         4.20%         4.17%         2.78%
---------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (000'S)..........................     $58,678       $42,069       $13,494        $3,543        $1,417        $1,203
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (4)(5)..................        0.40%+        0.65%         0.57%         0.78%         1.25%         1.25%
  Net investment income............        4.50+         5.37          5.03          3.72            --            --
---------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1999 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(4) The Travelers reimbursed Money Market Portfolio for $35,623, $31,300 and $43,376 in expenses for the six months ended June 30, 1999 and for the years ended December 31, 1997 and December 31, 1996, respectively. If expenses were not reimbursed, the per share decreases of net investment income would have been $0.001, $0.002 and $0.02, respectively, and the actual expense ratios would have been 0.54%, 1.39% and 1.71%, respectively.

(5) The ratio of expenses to average net assets for 1995 and 1994 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 7.37% and 6.40% for the years ended December 31, 1995 and 1994, respectively.

 *  Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES PORTFOLIO

U.S. Government Securities Portfolio ("Portfolio") seeks to select investments from the point of view of an investor concerned primarily with highest credit quality, current income and total return. The assets of the Portfolio will be invested in direct obligations of the United States, its agencies and instrumentalities. For the six months ended June 30, 1999, the Portfolio had a total return of negative 3.89%, which was below its Lipper, Inc. peer group total return average of a negative 2.67%. (Lipper is an independent fund-tracking organization.) As of June 30, 1999, the composition of assets was roughly 58% in mortgage-backed securities and approximately 42% in U.S. Government securities.

The first half of 1999 was a period of sustained economic growth at home and recovery abroad. Following the events surrounding the Russian debt default in August of 1998 -- which included a decline in bond yields and a 0.75% fall in Fed funds -- yields have risen. Investor optimism, however, was tempered by concerns about inflation and continued economic growth. In addition, both Russia and Argentina remain economic hot spots and deserve close monitoring. The reconstruction of Kosovo and peacekeeping efforts in that war-torn country will also be an ongoing challenge.

Another issue facing the bond market is Y2K, a phrase referring to the fact that some dates were coded into computers using only the last two digits of the year, assuming the first two digits were "19." On or after January 1, 2000, some computers may misread or not recognize dates and cause potential dislocations. And while the extent of the Y2K problem is impossible to predict, it is safe to say the immediate future promises to be interesting.

During the first half of 1999, U.S. economic growth continued at a robust pace, posting a 4.1% annualized GDP growth rate for the first quarter. Furthermore, the labor market continued to be tight, as the unemployment rate fell to a 29-year low of 4.2% in March. Defying the expectations of many economists, inflation -- as measured by the Consumer Price Index ("CPI") -- was virtually absent. Productivity gains and sagging global demand were credited with keeping inflation under control. However, in the month of April, the CPI rose by 0.7%, its largest monthly increase in nine years. This, coupled with signs that many world economies were in the nascent stages of growth and recovery, deepened fears that inflationary pressures were reaching a breaking point. These concerns brought about an increase in the yield of the benchmark 30-year U.S. Treasury Bond, which gained 71 basis points between April 8 and June 24 to close at 6.16%.

To counter these inflationary pressures, the Fed raised short-term interest rates by 0.25% in late June, and subsequently adopted a neutral stance on monetary policy. Meanwhile, during the months of May and June, the CPI remained constant, generating considerable optimism that inflation had retreated. Further reports of rising U.S. jobless claims added to the optimism. This sparked a rise in demand for fixed-income investments, effectively lowering the 30-year U.S. Treasury yield to 5.89% on July 19. However, the Fed has signaled its willingness to raise rates if there are any signs of inflationary pressures.

The Fund seeks high current income, liquidity and security of principal. The Fund invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and in related repurchase and reverse repurchase agreements. These U.S. government securities in which the Fund invests consist primarily of mortgage-related securities and U.S. Treasury securities. Mortgage-related securities issued by federal agencies or instrumentalities may be backed by the full faith and credit of the U.S. Treasury, by the right of the issuer to borrow from the U.S. government or only by the credit of the issuer itself.

As rates have risen, the Fund's duration has increased from 4.34 years at December 31, 1998, to 4.94 years as of June 30, 1999. Mortgage-backed securities continue to represent approximately 95% of current holdings with the remainder in 10-year U.S. Treasuries. During the reporting period, the managers have increased the average coupon of the Fund to take advantage of higher income potential in the marketplace.

The investment team anticipates that interest rates should decline as the end of 1999 approaches. In their view, the potential for more moderate economic growth should assuage current inflation concerns. The managers should expect a period in which economic growth can co-exist with relatively low levels of inflation.

SOCIAL AWARENESS STOCK PORTFOLIO

The Social Awareness Stock Portfolio ("Portfolio") seeks long-term capital appreciation by selecting investments, primarily common stocks, that meet the social criteria established for the Portfolio. The Portfolio's social criteria currently excludes companies that derive a significant portion of their revenues from the production of tobacco, tobacco products, alcohol, or

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

military defense related services or gambling services. For the six months ended June 30, 1999, the Portfolio returned 12.65% and outperformed the S&P 500 Index, which posted a total return of 12.38% for the same period.

The managers have downsized representation in capital goods, communications services, energy and technology. Their largest holdings include stocks such as EMC Corp., Cisco Systems, Readers' Digest, Home Depot, Wal-Mart, Alcoa, Staples, Chase Manhattan, Lowe's Companies and International Business Machines. The investment team's strategy is to use normal stock market volatility as their ally, by taking advantage of intermediate-term downside price corrections to invest new investment inflows, which are running quite strong. While cautious through the second half of 1999, the managers remain optimistic on the U.S. economy and its major corporations for the next several years.

UTILITIES PORTFOLIO

The Utilities Portfolio ("Portfolio") seeks to provide current income by investing in equity and debt securities of companies in the utility industries. For the six months ended June 30, 1999, the Portfolio had a total return of 4.31%. In comparison, the Lipper Inc. peer group total return average was 5.70%. (Lipper is an independent fund-tracking organization.)

For the first six months of 1999, the Utilities Portfolio recorded a total investment return of approximately 4.3%, versus a virtual flat performance for the S&P Utilities Index. These results follow 1998's full year appreciation of 18.21%. The Portfolio's investments in telecommunications related companies were the most positive contributors to its overall performance, led by such names as Mediaone Group (being acquired by AT&T), Nextlink Communications, Williams Companies, MCI Worldcom and Montana Power (fiber network). At the end of the first half, the Portfolio was invested as follows -- electric utilities 57%, telecommunications 23%, natural gas 15%, bonds 3% and cash 2%.

The team's investment strategy seeks to identify "core" investments, those which they expect to own long-term because they represent the best quality total return potential. In addition, the managers seek opportunistic investments that may offer more intermediate return potential, or may be in the early stages of developing as future core holdings. The infrastructure sector of the economy offers some very interesting restructuring prospects, while the communications -- technology field continues in the midst of its revolutionary redefinition.

In closing, we thank you for your investment in The Travelers Series Trust. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

July 30, 1999

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- U.S. GOVERNMENT SECURITIES PORTFOLIO AS OF 6/30/99 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Six Months Ended 6/30/99+             (3.89)%
    Year Ended 6/30/99                     0.92%
    Five Years Ended 6/30/99               8.61%
    1/24/92* through 6/30/99               7.21%
               CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    1/24/92* through 6/30/99              67.84%
    + Total return is not annualized, as it may
      not be representative of the total return
      for the year.
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on January 24, 1992, assuming reinvestment of dividends, through June 30, 1999. The Lehman Government Bond Index is a broad-based Index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                               U.S. GOVERNMENT SECURITIES    LEHMAN GOVERNMENT BOND
                                                       PORTFOLIO                      INDEX               CONSUMER PRICE INDEX
                                               --------------------------    ----------------------       --------------------
1/24/92                                                  10000                        10000                       10000
12/92                                                    10790                        10723                       10275
12/93                                                    11813                        11866                       10557
12/94                                                    11147                        11464                       10840
12/95                                                    13869                        13567                       11115
12/96                                                    14077                        13943                       11484
12/97                                                    15846                        15280                       11679
12/98                                                    17463                        16785                       11866
6/99                                                     16784                        16404                       12032

--------------------------------------------------------------------------------
Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.
--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SOCIAL AWARENESS STOCK PORTFOLIO AS OF 6/30/99 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Six Months Ended 6/30/99+              12.65%
    Year Ended 6/30/99                     25.42%
    Five Years Ended 6/30/99               25.50%
    5/1/92* through 6/30/99                19.00%
               CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    5/1/92* through 6/30/99               247.80%
    + Total return is not annualized, as it may
      not be representative of the total return
      for the year.
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on May 1, 1992, assuming reinvestment of dividends, through June 30, 1999. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                                 SOCIAL AWARENESS STOCK       STANDARD & POOR'S 500
                                                        PORTFOLIO                     INDEX               CONSUMER PRICE INDEX
                                                 ----------------------       ---------------------       --------------------
5/1/92                                                    10000                       10000                       10000
12/92                                                     10950                       10673                       10157
12/93                                                     11777                       11745                       10436
12/94                                                     11461                       11900                       10716
12/95                                                     15285                       14509                       10988
12/96                                                     18340                       17838                       11353
12/97                                                     23343                       23789                       11545
12/98                                                     30875                       30626                       11731
6/99                                                      34780                       33498                       11895

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- UTILITIES PORTFOLIO AS OF 6/30/99 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Six Months Ended 6/30/99+               4.31%
    Year Ended 6/30/99                     14.07%
    2/4/94* through 6/30/99                16.30%
               CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    2/4/94* through 6/30/99               126.15%
    + Total return is not annualized, as it may
      not be representative of the total return
      for the year.
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on February 4, 1994, assuming reinvestment of dividends, through June 30, 1999. Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                     Standard &
                        Utilities    Poor's 500     Consumer
                        Portfolio       Index      Price Index
                        ---------    ----------    -----------
2/4/94                    10000         10000         10000
12-94                     10170         10072         10205
12-95                     13149         13852         10464
12-96                     14638         17031         10811
12-97                     18340         22712         10995
6-98                      19825         26737         11110

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 1999
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

   FACE
  AMOUNT                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 29.7%
             U.S. Treasury Notes:
$3,000,000   5.000% due 2/28/01..........................................  $ 2,979,000
 8,660,000   8.125% due 8/15/21..........................................   10,543,463
 9,000,000   U.S. REFCO Strips, zero coupon due 10/15/13.................    3,600,000
 1,000,530   U.S. Treasury Inflation Index, 3.875% due 4/15/29...........      986,773
--------------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost -- $19,574,489).....   18,109,236
======================================================================================
U.S. GOVERNMENT AGENCIES -- 61.2%
 3,642,003   FGLMC Certificates, 7.000% due 1/1/28.......................    3,608,970
             FHLMC Certificates:
 3,000,000   5.705% due 3/2/09...........................................    2,820,180
 3,951,971   6.500% due 3/15/28..........................................    3,640,754
   872,974   FHLMC Gold Certificates, 7.000% due 12/1/27.................      865,057
             FNMA Certificates:
 1,407,402   6.000% due 10/1/13..........................................    1,359,452
 3,872,520   7.000% due 6/1/24 @.........................................    3,845,462
 2,877,795   6.500% due 12/1/27..........................................    2,779,748
             GNMA Certificates:
 1,879,265   9.000% due 9/15/09 @........................................    1,995,536
   664,058   8.500% due 7/15/18 @........................................      695,183
 9,023,761   6.000% due 4/20/28..........................................    7,345,532
 2,009,164   6.500% due 12/15/28.........................................    1,935,067
 4,476,873   7.000% due 2/15/29 @........................................    4,422,300
 2,000,000   Tennessee Valley Authority Debenture, 6.250% due 12/15/17...    1,927,500
--------------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT AGENCIES (Cost -- $38,599,894)........   37,240,741
======================================================================================
REPURCHASE AGREEMENT -- 9.1%
 5,516,000   CS First Boston, 4.800% due 7/1/99; Proceeds at
             maturity -- $5,516,733; (Fully collateralized by U.S.
             Treasury Notes, 6.875% due 3/31/00; Market
             value -- $5,627,272) (Cost -- $5,516,000)...................    5,516,000
--------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $63,690,383*)............  $60,865,977
======================================================================================

@ Date shown represents the last in range of maturity dates of mortgage certificates owned.
*  Aggregate cost for federal income tax purpose is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 91.3%
-----------------------------------------------------------------------------------------
BASIC MATERIALS -- 3.5%
     4,000    Air Products & Chemicals, Inc. .............................    $   161,000
    19,000    Alcoa Inc. .................................................      1,175,625
    15,000    Engelhard Corp. ............................................        339,375
     8,000    Praxair, Inc. ..............................................        391,500
-----------------------------------------------------------------------------------------
                                                                                2,067,500
-----------------------------------------------------------------------------------------
CAPITAL GOODS -- 3.1%
    24,500    Anixter International Inc. (a)..............................        447,125
     4,500    Belden, Inc. ...............................................        107,718
    15,000    Deere & Co. ................................................        594,375
     9,800    Pitney Bowes, Inc. .........................................        629,650
-----------------------------------------------------------------------------------------
                                                                                1,778,868
-----------------------------------------------------------------------------------------
COMMUNICATION -- 4.2%
    13,800    AT&T Corp. .................................................        770,212
     8,000    Bell Atlantic Corp. ........................................        523,000
    11,836    MCI Worldcom Inc. (a).......................................      1,020,855
     5,000    Time Warner Telecom Inc. ...................................        145,000
-----------------------------------------------------------------------------------------
                                                                                2,459,067
-----------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 22.5%
    14,200    Black & Decker Corp. .......................................        896,375
    12,125    Caliber Learning Network, Inc. (a)..........................         57,594
    16,991    Dollar General Corp. .......................................        492,739
       900    eTOYS Inc. .................................................         36,675
    18,800    Home Depot, Inc. ...........................................      1,211,425
    50,000    Interface, Inc. ............................................        431,250
     1,000    Juniper Networks, Inc. .....................................        149,000
    21,000    Kaufman & Broad Home Corp. .................................        522,375
     6,532    Koninklijke Philips Electronics N.V. .......................        658,916
    17,000    Liz Claiborne, Inc. ........................................        620,500
    20,100    Lowe's Cos., Inc. ..........................................      1,139,419
    24,500    May Department Stores Co. ..................................      1,001,437
    25,000    Office Depot, Inc. .........................................        551,562
    31,200    Reader's Digest Association, Inc. ..........................      1,240,200
    10,000    Ross Stores, Inc. ..........................................        503,750
    37,600    Staples, Inc. (a)...........................................      1,163,250
    19,500    Sylvan Learning Systems, Inc. (a)...........................        530,156
     8,600    Tribune Co. ................................................        749,275
    25,000    Wal-Mart Stores, Inc. ......................................      1,206,250
-----------------------------------------------------------------------------------------
                                                                               13,162,148
-----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 9.3%
     5,922    Albertson's, Inc. ..........................................        305,353
    18,000    Brinker International, Inc. (a).............................        489,375
    17,400    Kroger Co. (a)..............................................        486,113
    14,800    Newell Co. .................................................        688,200

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 9.3% (CONTINUED)
    25,000    Pepsi Bottling Group, Inc. .................................    $   576,562
     4,800    PepsiCo, Inc. ..............................................        185,700
    19,200    Rite Aid Corp. .............................................        472,800
    22,700    Sysco Corp. ................................................        676,744
     7,480    Tricon Global Restaurants, Inc. (a).........................        404,855
     7,142    Unilever N.V. ..............................................        498,154
     4,800    Walt Disney Co. ............................................        147,900
    18,000    Wendy's International, Inc. ................................        509,625
-----------------------------------------------------------------------------------------
                                                                                5,441,381
-----------------------------------------------------------------------------------------
ENERGY -- 1.6%
     6,600    Anadarko Petroleum Corp. ...................................        242,962
     6,413    BP Amoco PLC ADR............................................        695,811
-----------------------------------------------------------------------------------------
                                                                                  938,773
-----------------------------------------------------------------------------------------
FINANCIALS -- 15.5%
    21,700    ACE, Ltd. ..................................................        613,025
     9,200    Allstate Corp. .............................................        330,050
     4,000    American Express Co. .......................................        520,500
     6,112    American International Group Inc. ..........................        715,486
    14,400    Associates First Capital Corp. .............................        638,100
     9,962    Bank of America Corp. ......................................        730,339
     5,400    BankBoston Corp. ...........................................        276,075
    13,300    Chase Manhattan Corp. ......................................      1,152,113
       450    DLJdirect...................................................         13,275
     9,400    Freddie Mac.................................................        545,200
    10,000    Hartford Financial Services Group, Inc. ....................        583,125
    14,000    IndyMac Mortgage Holdings, Inc. ............................        224,000
    14,000    Lincoln National Corp. .....................................        732,375
    11,800    Provident Cos., Inc. .......................................        472,000
    13,300    St. Paul Cos., Inc. ........................................        423,106
     6,800    State Street Corp. .........................................        580,550
     6,000    Transamerica Corp. .........................................        450,000
     2,540    Washington Mutual, Inc. ....................................         89,852
-----------------------------------------------------------------------------------------
                                                                                9,089,171
-----------------------------------------------------------------------------------------
HEALTH CARE -- 9.3%
    16,400    Amgen Inc. (a)..............................................        998,350
    11,400    C. R. Bard, Inc. ...........................................        545,063
    12,000    DENTSPLY International, Inc. ...............................        336,000
    20,000    HEALTHSOUTH Corp. ..........................................        298,750
     6,200    Johnson & Johnson...........................................        607,600
    11,600    Merck & Co., Inc. ..........................................        858,400
     2,400    Pfizer, Inc. ...............................................        263,400
    17,700    Schering-Plough Corp. ......................................        938,100
     7,200    Stryker Corp. ..............................................        432,900
    10,000    Tenet Healthcare Corp. (a)..................................        185,625
-----------------------------------------------------------------------------------------
                                                                                5,464,188
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
TECHNOLOGY -- 15.0%
    17,200    Automatic Data Processing, Inc. ............................    $   756,800
    20,700    Cisco Systems Inc. (a)......................................      1,335,150
    19,000    Compaq Computer Corp. ......................................        450,063
    15,000    Electronic Data Systems Corp. ..............................        848,438
    28,000    EMC Corp. (a)...............................................      1,540,000
    10,400    Intel Corp. ................................................        618,800
     8,800    International Business Machines Corp. ......................      1,137,400
    10,400    Lucent Technologies Corp. ..................................        701,350
     6,200    Sun Microsystems Inc. (a)...................................        427,025
    15,800    Xerox Corp. ................................................        933,187
-----------------------------------------------------------------------------------------
                                                                                8,748,213
-----------------------------------------------------------------------------------------
TRANSPORTATION -- 3.6%
    31,700    Norfolk Southern Corp. .....................................        954,963
    14,125    Southwest Airlines Co. .....................................        439,641
    15,000    USFreightways Corp. ........................................        694,687
-----------------------------------------------------------------------------------------
                                                                                2,089,291
-----------------------------------------------------------------------------------------
UTILITIES -- 3.7%
     9,100    AES Corp. ..................................................        528,938
    11,000    Enron Corp. ................................................        899,250
    17,200    Williams Cos., Inc. ........................................        732,075
-----------------------------------------------------------------------------------------
                                                                                2,160,263
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $35,648,026)....................     53,398,863
=========================================================================================

   FACE
  AMOUNT                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.7%
$5,106,000    CS First Boston Corp., 4.800% due 7/1/99; Proceeds at
              maturity -- $2,512,225; (Fully collateralized by U.S.
              Treasury Notes, 5.375% due 1/31/00; Market
              value -- $2,561,220) (Cost -- $5,106,000)...................      5,106,000
-----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $40,754,026*)............    $58,504,863
=========================================================================================

(a)  Non-income producing security.
 *   Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                              UTILITIES PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 95.8%
---------------------------------------------------------------------------------------
BROADCASTING & CABLE -- 4.2%
  20,000    MediaOne Group, Inc. .......................................    $ 1,487,500
---------------------------------------------------------------------------------------
COMMUNICATIONS - EQUIPMENT -- 0.7%
   4,650    Covad Communications Group, Inc.+...........................        247,904
---------------------------------------------------------------------------------------
ELECTRIC - UTILITIES -- 57.4%
  20,000    Allegheny Energy, Inc. .....................................        641,250
   1,000    American Electric Power Co., Inc.+..........................         37,562
  20,000    BEC Energy..................................................        825,000
   7,500    Calpine Corp. ..............................................        405,000
  15,000    Cinergy Corp. ..............................................        480,000
  25,000    CMS Energy Corp. ...........................................      1,046,875
  30,000    DQE, Inc. ..................................................      1,203,750
  11,000    Duke Energy Corp. ..........................................        598,125
  21,800    Edison International........................................        583,150
  25,000    El Paso Energy Corp. .......................................        879,687
  20,000    Energy East Corp. ..........................................        520,000
  29,000    FirstEnergy Corp. ..........................................        899,000
  20,000    Florida Progress Corp. .....................................        826,250
  10,000    FPL Group, Inc. ............................................        546,250
  20,000    GPU, Inc. ..................................................        843,750
  20,000    Illinova Corp. .............................................        545,000
  15,000    The Montana Power Co. ......................................      1,057,500
  11,000    New Century Energies, Inc. .................................        426,937
  53,000    Niagara Mohawk Holdings Inc.+...............................        851,312
  20,000    NiSource Inc. ..............................................        516,250
  30,000    Northeast Utilities+........................................        530,625
  20,000    Northern States Power Co. ..................................        483,750
  21,000    PECO Energy Co. ............................................        879,375
  25,000    Pinnacle West Capital Corp. ................................      1,006,250
  10,000    Public Service Enterprise Group Inc. .......................        408,750
  10,000    Reliant Energy, Inc. .......................................        276,250
  15,000    SCANA Corp. ................................................        350,625
  25,000    Sierra Pacific Resources....................................        909,375
  10,000    Texas Utilities Co. ........................................        412,500
  30,000    Unicom Corp. ...............................................      1,156,875
---------------------------------------------------------------------------------------
                                                                             20,147,023
---------------------------------------------------------------------------------------
NATURAL GAS -- 14.8%
  16,000    Coastal Corp. ..............................................        640,000
  10,000    Consolidated Natural Gas Co. ...............................        607,500
  22,000    Energen Corp. ..............................................        409,750
  15,000    MCN Energy Group Inc. ......................................        311,250
  15,000    MDU Resources Group, Inc. ..................................        342,188
  15,000    National Fuel Gas Co. ......................................        727,500
  20,000    Sempra Energy...............................................        452,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                              UTILITIES PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
NATURAL GAS -- 14.8% (CONTINUED)
  20,000    Southwest Gas Corp. ........................................    $   572,500
  26,000    The Williams Cos., Inc. ....................................      1,106,625
---------------------------------------------------------------------------------------
                                                                              5,169,813
---------------------------------------------------------------------------------------
TELEPHONE -- 18.7%
   9,450    AT&T Corp. .................................................        527,429
  10,000    Bell Atlantic Corp. ........................................        653,750
  10,000    GTE Corp. ..................................................        757,500
  20,000    MCI Worldcom, Inc. .........................................      1,725,000
   8,000    NEXTLINK Communications, Inc.+..............................        595,000
  12,000    Qwest Communications International Inc.+....................        396,750
  20,000    SBC Communications Inc. ....................................      1,160,000
  14,000    Sprint Corp. (Fon Group)....................................        739,375
---------------------------------------------------------------------------------------
                                                                              6,554,804
---------------------------------------------------------------------------------------
            TOTAL COMMON STOCK (Cost -- $25,891,120)....................     33,607,044
=======================================================================================

   FACE
  AMOUNT      RATING(a)                              SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 1.2%
------------------------------------------------------------------------------------------------------
ELECTRIC - UTILITIES -- 0.6%
  $200,000       A-        Arizona Public Service Co., 7.250% due 8/1/23...............        190,500
------------------------------------------------------------------------------------------------------
TELEPHONE -- 0.6%
   230,000       A-        MCI Communications Corp., 7.750% due 3/23/25................        225,112
------------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS (Cost -- $404,813)....................        415,612
------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 1.4%
   500,000                 U.S. Treasury Notes, 7.750% due 11/30/99
                           (Cost -- $499,969)..........................................        505,545
------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.6%
   551,000                 CS First Boston, 4.800% due 7/1/99; Proceeds at
                           maturity -- $551,073; (Fully Collateralized by U.S. Treasury
                           Notes, 6.875% due 3/31/00; Market value -- $562,316)
                           (Cost -- $551,000)..........................................        551,000
------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS -- 100% (Cost -- $27,346,902**)...........    $35,079,201
======================================================================================================

 + Non-income producing security.

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service Inc.

** Aggregate cost for Federal income tax purposes is substantially the same.

See page 45 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA       --  Bonds rated "AAA" has the highest rating assigned by
              Standard & Poor's. Capacity to pay interest and repay
              principal is extremely strong.
AA        --  Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A         --  Bonds rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB       --  Bonds rated "BBB" are regarded as having an adequate
              capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
              economic conditions or changing circumstances are more
              likely to lead to a weakened capacity to pay interest and
              repay principal for bonds in this category than for bonds in higher rated categories.
BB, B     --  Bonds rated "BB" and "B" are regarded, on balance, as
and CCC       predominantly speculative with respect to capacity to pay
              interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
              speculation than "B", and "CCC" the highest degree of
              speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
              large uncertainties or major risk exposures to adverse
              conditions.
C         --  The rating "C" is reserved for income bonds on which no interest is being paid.
D         --  Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa       --  Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
              generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
              and principal is secure. While the various protective
              elements are likely to change, such changes as can be
              visualized are most unlikely to impair the fundamentally
              strong position of such issues.
Aa        --  Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
              lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
              protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
              appear somewhat larger than in "Aaa" securities.
A         --  Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
              Factors giving security to principal and interest are
              considered adequate but elements may be present which
              suggest a susceptibility to impairment some time in the
              future.
Baa       --  Bonds rated "Baa" are considered to be medium grade
              obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
              appear adequate for the present but certain protective
              elements may be lacking or may be characteristically
              unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
              speculative characteristics as well.
Ba        --  Bonds rated "Ba" are judged to have speculative elements;
              their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
              moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
              characterizes bonds in this class.
B         --  Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa       --  Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
              respect to principal or interest.
Ca        --  Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C         --  Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor
              prospects of ever attaining any real investment standing.
NR        --  Indicates that the bond is not rated by Standard & Poor's or
              Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 1999

                                                           U.S. GOVERNMENT    SOCIAL AWARENESS
                                                             SECURITIES            STOCK           UTILITIES
                                                              PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $63,690,383,
     $40,754,026 and $27,346,902, respectively)........      $60,865,977        $58,504,863       $35,079,201
  Cash.................................................              986                331                --
  Dividends and interest receivable....................          607,134             26,552           106,571
  Receivable for securities sold.......................               --                 --           646,484
  Other assets.........................................            8,484                 --                --
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS.........................................       61,482,581         58,531,746        35,832,256
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable.....................           16,088             32,000            20,876
  Administration fees payable..........................            3,133              3,008             1,927
  Payable to bank......................................               --                 --            20,775
  Payable for securities purchased.....................               --                 --           532,370
  Accrued expenses.....................................            3,721             16,588            17,706
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES....................................           22,942             51,596           593,654
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................      $61,459,639        $58,480,150       $35,238,602
=============================================================================================================
NET ASSETS:
  Paid-in capital......................................      $63,843,195        $40,206,222       $27,035,165
  Undistributed net investment income..................        1,781,892            188,126           436,612
  Accumulated net realized gain (loss) from security
     transactions......................................       (1,341,042)           334,965            34,526
  Net unrealized appreciation (depreciation) of
     investments.......................................       (2,824,406)        17,750,837         7,732,299
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................      $61,459,639        $58,480,150       $35,238,602
=============================================================================================================
SHARES OUTSTANDING.....................................        5,422,040          2,044,339         2,121,529
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.............................           $11.34               $28.61          $16.61
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 1999

                                                            U.S. GOVERNMENT    SOCIAL AWARENESS
                                                              SECURITIES            STOCK          UTILITIES
                                                               PORTFOLIO          PORTFOLIO        PORTFOLIO
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest................................................    $ 1,931,497         $  113,478       $   64,754
  Dividends...............................................             --            288,362          520,780
  Less: Foreign withholding tax...........................             --            (17,313)              --
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME.................................      1,931,497            384,527          585,534
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2).......................        102,536            153,762          110,913
  Administration fees (Note 2)............................         18,889             14,269           10,238
  Audit and legal.........................................         15,500             15,500           15,500
  Shareholder and system servicing fees...................          4,500              4,500            4,500
  Custody.................................................          2,000              2,000            1,500
  Shareholder communications..............................          2,000              2,500            1,900
  Trustees' fees..........................................          1,870              1,870            1,870
  Registration fees.......................................             --              1,000              500
  Pricing service fees....................................            350                 --               --
  Other...................................................          1,960              1,000            2,001
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES..........................................        149,605            196,401          148,922
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.....................................      1,781,892            188,126          436,612
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE
3):
  Realized Gain (Loss) From Security Transactions
  (excluding short-term securities):
     Proceeds from sales..................................     35,718,570          2,371,803        2,035,717
     Cost of securities sold..............................     36,715,339          2,025,896        2,001,194
-------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)................................       (996,769)           345,907           34,523
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
     Beginning of period..................................        471,702         12,473,196        6,697,308
     End of period........................................     (2,824,406)        17,750,837        7,732,299
-------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)....     (3,296,108)         5,277,641        1,034,991
-------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS............................     (4,292,877)         5,623,548        1,069,514
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........    $(2,510,985)        $5,811,674       $1,506,126
=============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)   FOR THE SIX MONTHS ENDED JUNE
                                                                        30, 1999

                                                     U.S. GOVERNMENT    SOCIAL AWARENESS
                                                       SECURITIES            STOCK           UTILITIES
                                                        PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................   $  1,781,892        $   188,126       $   436,612
  Net realized gain (loss).........................       (996,769)           345,907            34,523
  Change in net unrealized appreciation
     (depreciation)................................     (3,296,108)         5,277,641         1,034,991
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS....................................     (2,510,985)         5,811,674         1,506,126
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................         (5,474)          (185,510)         (791,288)
  Net realized gains...............................             --           (952,059)       (1,799,094)
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..................................         (5,474)        (1,137,569)       (2,590,382)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares.................      8,151,550         13,417,635         4,587,273
  Net asset value of shares issued for reinvestment
     of dividends..................................          5,474          1,137,569         2,590,382
  Cost of shares reacquired........................    (10,634,936)          (231,412)       (3,763,847)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS..................................     (2,477,912)        14,323,792         3,413,808
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS..................     (4,994,371)        18,997,897         2,329,552
NET ASSETS:
  Beginning of period..............................     66,454,010         39,482,253        32,909,050
-------------------------------------------------------------------------------------------------------
  END OF PERIOD*...................................   $ 61,459,639        $58,480,150       $35,238,602
=======================================================================================================
* Includes undistributed net investment income
     of:...........................................     $1,781,892           $188,126          $436,612
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED DECEMBER
                                                                        31, 1998

                                                     U.S. GOVERNMENT    SOCIAL AWARENESS
                                                       SECURITIES            STOCK           UTILITIES
                                                        PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................   $  2,553,087        $   185,510       $   793,468
  Net realized gain................................      3,015,324            952,131         1,796,917
  Increase (decrease) in net unrealized
     appreciation..................................     (1,235,350)         7,147,456         1,908,703
-------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS...........      4,333,061          8,285,097         4,499,088
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................     (2,585,952)          (156,005)         (643,885)
  Net realized gains...............................     (2,807,849)          (535,723)         (609,017)
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..................................     (5,393,801)          (691,728)       (1,252,902)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares.................     37,655,108         12,345,818        10,648,592
  Net asset value of shares issued for reinvestment
     of dividends..................................      5,393,801            691,728         1,252,902
  Cost of shares reacquired........................    (10,813,602)        (2,161,874)       (3,651,686)
-------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS..................................     32,235,307         10,875,672         8,249,808
-------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.............................     31,174,567         18,469,041        11,495,994
NET ASSETS:
  Beginning of year................................     35,279,443         21,013,212        21,413,056
-------------------------------------------------------------------------------------------------------
  END OF YEAR*.....................................   $ 66,454,010        $39,482,253       $32,909,050
=======================================================================================================
* Includes undistributed net investment income
     of:...........................................         $5,474           $185,510          $791,288
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The U.S. Government Securities, Social Awareness Stock and Utilities Portfolios (collectively, "Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and 16 other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income, Disciplined Mid Cap Stock, Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth, MFS Research, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) securities, other than U.S. government agencies and obligations, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the capital accounts of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, for the Social Awareness Stock Portfolio, a portion of undistributed net investment income amounting to $44 and a portion of accumulated net realized gains amounting to $23 was reclassified to paid-in capital. In addition, for the Utilities Portfolio, a portion of undistributed net investment income amounting to $45 and a portion of accumulated net realized gains amounting to $115 was reclassified to paid-in capital. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Citigroup, Inc., acts as investment manager and advisor to the U.S. Government Securities Portfolio ("USGS"). USGS pays TAMIC an investment management and advisory fee calculated at the annual rate of 0.3233% of its average daily net assets. This fee is calculated daily and paid monthly.

     SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") and an indirect wholly owned subsidiary of Citigroup, Inc., acts as investment manager and advisor to the Social Awareness Stock ("SAS") and Utilities ("Utilities") Portfolios. SAS pays SSBC an investment management and advisory fee calculated at an annual rate of: 0.65% on the first $50 million, 0.55% on the next $50 million, 0.45% on the next $100 million and 0.40% on amounts over $200 million of the average daily net assets. Utilities pays SSBC investment management and advisory fees calculated at an annual rate of 0.65% of the average daily net assets. These fees are calculated daily and paid monthly.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with SSBC. Travelers Insurance pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

     One Trustee and all officers of the Trust are employees of Citigroup, Inc., or its subsidiaries.

     3.  INVESTMENTS

     During the six months ended June 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                 USGS           SAS       UTILITIES
----------------------------------------------------------------------------------------------------
Purchases...................................................  $38,881,925   $13,093,687   $4,641,969
----------------------------------------------------------------------------------------------------
Sales.......................................................   35,718,570     2,371,803    2,035,717
====================================================================================================


     At June 30, 1999, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 USGS           SAS       UTILITIES
----------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $   116,631   $18,600,278   $8,162,760
Gross unrealized depreciation...............................   (2,941,037)     (849,441)    (430,461)
----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)..................  $(2,824,406)  $17,750,837   $7,732,299
====================================================================================================

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge portions of their respective portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 1999, the Portfolios had no open futures contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     6.  OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transactions, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At June 30, 1999, the Portfolios had no open purchased call or put options contracts.

     7.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At June 30, 1999, the Portfolios held no TBA securities.

     8.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 1999     DECEMBER 31, 1998
--------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO
Shares sold.................................................       702,052           3,036,112
Shares issued on reinvestment...............................           489             457,035
Shares reacquired...........................................      (912,591)           (888,165)
----------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................      (210,050)          2,604,982
==============================================================================================
SOCIAL AWARENESS STOCK PORTFOLIO
Shares sold.................................................       488,206             542,975
Shares issued on reinvestment...............................        40,998              29,867
Shares reacquired...........................................        (8,340)            (96,777)
----------------------------------------------------------------------------------------------
Net Increase................................................       520,864             476,065
==============================================================================================
UTILITIES PORTFOLIO
Shares sold.................................................       270,208             663,583
Shares issued on reinvestment...............................       154,824              80,676
Shares reacquired...........................................      (218,804)           (229,307)
----------------------------------------------------------------------------------------------
Net Increase................................................       206,228             514,952
==============================================================================================

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

   U.S. GOVERNMENT SECURITIES PORTFOLIO     1999(1)(2)       1998         1997         1996         1995         1994
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD......     $11.80        $11.65       $10.86       $12.43       $10.58       $11.63
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income...................      0.32           0.49         0.58         0.68         0.65         0.60
  Net realized and unrealized gain
     (loss)...............................     (0.78)          0.70         0.79        (0.52)        1.80        (1.23)
-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.......     (0.46)          1.19         1.37         0.16         2.45        (0.63)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (3):
  Net investment income...................     (0.00)*        (0.50)       (0.58)       (1.55)       (0.60)       (0.39)
  Net realized gains......................        --          (0.54)          --        (0.18)          --        (0.03)
-----------------------------------------------------------------------------------------------------------------------
Total Distributions.......................     (0.00)*        (1.04)       (0.58)       (1.73)       (0.60)       (0.42)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD............    $11.34         $11.80       $11.65       $10.86       $12.43       $10.58
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..............................     (3.89)%++      10.20%       12.62%        1.46%       24.42%       (5.64)%
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).........   $61,460        $66,454      $35,279      $26,009      $28,192      $24,522
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses................................      0.48%+         0.45%        0.49%        0.62%        0.56%        0.71%
  Net investment income...................      5.66+          5.31         6.10         5.68         5.80         5.56
-----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...................        59%           349%         208%         501%         214%          16%
-----------------------------------------------------------------------------------------------------------------------

     SOCIAL AWARENESS STOCK PORTFOLIO       1999(1)(2)       1998         1997         1996         1995         1994
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD......     $25.92        $20.06       $15.76       $14.32       $11.05       $11.64
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (4)...............      0.07           0.10         0.15         0.31         0.12         0.16
  Net realized and unrealized gain
     (loss)...............................      3.19           6.30         4.15         2.42         3.47        (0.45)
-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.......      3.26           6.40         4.30         2.73         3.59        (0.29)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (3):
  Net investment income...................     (0.09)         (0.12)          --        (0.43)       (0.14)       (0.24)
  Net realized gains......................     (0.48)         (0.42)          --        (0.86)       (0.18)       (0.06)
-----------------------------------------------------------------------------------------------------------------------
Total Distributions.......................     (0.57)         (0.54)          --        (1.29)       (0.32)       (0.30)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD............    $28.61         $25.92       $20.06       $15.76       $14.32       $11.05
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..............................     12.65%++       32.27%       27.28%       19.98%       33.37%       (2.69)%
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).........   $58,480        $39,482      $21,013      $11,040       $7,055       $3,879
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (4)(5).........................      0.82%+         0.84%        0.98%        1.25%        1.25%        1.25%
  Net investment income...................      0.79+          0.63         0.97         0.43         0.99         1.43
-----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...................         5%            14%          19%          26%          73%         137%
-----------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1999 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(4) For the year ended December 31, 1996, The Travelers reimbursed the Social Awareness Stock Portfolio for $25,093 in expenses. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income would have been $0.06 and the actual expense ratio would have been 1.69%.

(5) The ratios of expenses to average net assets for the years ended December 31, 1995 and 1994 reflect an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursements, the ratios of expenses to average net assets would have been 1.75% and 3.34%, respectively.

 * Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

            UTILITIES PORTFOLIO              1999(1)(2)       1998         1997         1996         1995        1994(3)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......     $17.18        $15.29       $12.22       $12.85       $10.17       $10.00
------------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income....................      0.20           0.37         0.46         0.47         0.48        0.35
  Net realized and unrealized gain
     (loss)................................      0.55           2.33         2.63         0.47         2.44       (0.18)
------------------------------------------------------------------------------------------------------------------------
Total Income From Operations...............      0.75           2.70         3.09         0.94         2.92        0.17
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (4):
  Net investment income....................     (0.40)         (0.42)       (0.01)       (0.84)       (0.24)         --
  Net realized gains.......................     (0.92)         (0.39)       (0.01)       (0.73)                      --
------------------------------------------------------------------------------------------------------------------------
Total Distributions........................     (1.32)         (0.81)       (0.02)       (1.57)       (0.24)         --
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.............    $16.61         $17.18       $15.29       $12.22       $12.85      $10.17
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN...............................      4.31%++       18.21%       25.29%        7.47%       29.29%       1.70%++
------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)..........   $35,239        $32,909      $21,413      $18,214      $15,340      $5,757
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (5).............................      0.87%+         0.80%        1.06%        1.07%        1.25%       1.25%+
  Net investment income....................      2.54+          3.06         3.58         3.88         4.29        3.86+
------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE....................         6%            51%          68%          39%          25%         32%
------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1999 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) For the period from February 4, 1994 (commencement of operations) to December 31, 1994.

(4) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(5) The ratios of expenses to average net assets for the year ended December 31, 1995 and the period ended December 31, 1994 reflect expense reimbursements by The Travelers in connection with voluntary expense limitations. Without the expense reimbursements, the ratios of expenses to average net assets would have been 1.27% and 3.49% (annualized), respectively.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

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                              Investment Advisers
                              --------------------

 MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND, MONEY
                              MARKET PORTFOLIO AND
        THE TRAVELERS SERIES TRUST: U.S. GOVERNMENT SECURITIES PORTFOLIO

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut

   THE TRAVELERS SERIES TRUST: SOCIAL AWARENESS STOCK PORTFOLIO AND UTILITIES
                                   PORTFOLIO

                           SSBC FUND MANAGEMENT INC.

                               New York, New York

                              Independent Auditors
                             ---------------------

                                    KPMG LLP

                               New York, New York

                                   Custodian
                                   ----------

                                 PNC BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio, The Travelers Series Trust: U.S. Government Securities Portfolio, Social Awareness Stock Portfolio or Utilities Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life & Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Printed in U.S.A. VG-181 (Semi-Annual)(8-99)

THE TRAVELERS VARIABLE
PRODUCTS FUNDS

SEMI-ANNUAL REPORTS
June 30, 1999




                  The Travelers Series Trust:

                  Travelers Quality Bond Portfolio
                  Lazard International Stock Portfolio
                  MFS Emerging Growth Portfolio
                  Federated High Yield Portfolio
                  Federated Stock Portfolio
                  Disciplined Mid Cap Stock Portfolio


[TravelersLife&Annuity
   A member of citigroup LOGO]





The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT 06183

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for six of the fourteen portfolios of The Travelers Series Trust -- Travelers Quality Bond Portfolio, Lazard International Stock Portfolio, MFS Emerging Growth Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio and Disciplined Mid Cap Stock Portfolio ("Portfolios") for the period ended June 30, 1999. In this letter, we briefly discuss general economic and market conditions and outline each Portfolio's investment strategy. A market commentary and detailed summary of performance and current holdings for each Portfolio or Fund can be found on the pages listed below.

                                                          MARKET      SCHEDULE OF
SUBACCOUNT                                              COMMENTARY    INVESTMENTS
----------                                              ----------    -----------
Travelers Quality Bond Portfolio......................      3             11
Lazard International Stock Portfolio..................      3             13
MFS Emerging Growth Portfolio.........................      4             16
Federated High Yield Portfolio........................      4             28
Federated Stock Portfolio.............................      5             38
Disciplined Mid Cap Stock Portfolio...................      6             42

ECONOMIC UPDATE

The first half of 1999 was a period of economic growth at home and recovery abroad. Following the events surrounding the Russian debt default in August of 1998 -- which included a dive in bond yields and a 0.75% decrease in interest rates -- yields have recovered quite well. Investor optimism, however, was tempered by concerns about inflation, interest rates, and continued economic growth.

EQUITY MARKET COMMENTARY

The year began on a volatile note for global financial markets as a new threat emerged in Latin America. The devaluation of the Brazilian currency raised concerns for U.S. companies with exposure to Latin America and took its toll on the stock market in the middle of January. The Dow Jones Industrial Average ("DJIA") swung from intra-day levels of above 9700 to below 9000. Stock prices did recover, however, to finish higher at the end of January.

Interest rate concerns dominated market psychology during February. Despite low inflation, interest rates moved higher amid fears of Federal Reserve Board ("Fed") tightening in response to the strong U.S. economy. In February, the yield on the 30-year Treasury bond moved from 5.18% to 5.55%. Stock market valuations became a concern as investors focused on the rise in interest rates, the lack of a substantial earnings recovery and high price/earnings multiples.

During the month of March, market sentiment reversed and investors focused on the reality of DJIA 10,000. After repeated assaults, the DJIA did reach 10,000 on March 16, 1999, retreated and then went on to close at 10,006 on March 29. Economic activity remained brisk and it became obvious that first quarter Gross Domestic Product ("GDP") growth would be above expectations. Consumer prices rose 0.1% in February up 1.6% from the prior year.

The Standard & Poor's ("S&P") 500 Index gained 5.0% in the first quarter of 1999. The S&P 400 Mid Cap Index fell by 6.4% while the Russell 2000 Index declined by 5.4%. The S&P 500 Growth Index produced a 6.9% total return, outpacing the 2.9% total return of the S&P 500 Value Index. All sectors except consumer staples (-11%) registered respectable gains in the first quarter of 1999. The market rally was led by the energy services (22%) and technology (9%) sectors. The financial services (7%) and consumer discretionary (6%) sectors also performed well.

Despite a rise in interest rates in the second quarter, the U.S. stock market finished firmly in positive territory. Evidence of stronger-than-expected economic growth prompted hopes of a meaningful earnings recovery during the quarter and, at the same time, triggered concerns about rising interest rates. This led to a rally in small cap and value stocks.

Interest rates began to climb in the month of May as investors worried about inflation concerns on the heels of recent economic strength. First quarter GDP growth was revised down to 4.1% from 4.5%, but other indicators provided evidence of continued strength in the economy. The stock market sagged during May under the burden of lofty valuations and higher rates.

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The Fed took center stage in the month of June as investors anxiously awaited its next monetary policy move. Even though inflation data released in June was lower than consensus expectations, the bond and stock markets had clearly anticipated a 25 basis point rate hike as a result of unexpected economic strength. The decision to raise the federal-funds rate by 25 basis points on June 30, 1999, therefore, came as no surprise and markets rallied when the Fed announced that it had now switched to a neutral bias in monetary policy.

The rotation into value and small cap stocks began in the middle of April and continued through May. This trend reversed in June, as investors became comfortable that a proactive Fed policy would pre-empt inflation and keep interest rates in check. The S&P 500 Index advanced by 7.1% in the second quarter. The S&P 400 Mid Cap Index gained 14.2% while the Russell 2000 Index rose sharply by 15.6%. The S&P 500 Value Index produced a 10.8% total return, outpacing the 3.8% total return of the S&P 500 Growth Index.

All sectors within the S&P 500 except health care (-4%) registered respectable gains in the second quarter. The economically sensitive, value-oriented materials and processing (19%), energy services (14%) and producer durables (14%) sectors led the market rally. The utilities (13%) and technology (10%) sectors also performed well.

The focus in the U.S. stock market has now switched from the earnings front to the future direction of interest rates. The early second quarter earnings reports project a healthy growth in corporate profits from the prior year. With the stock market now trading well above DJIA 10,000 and at unprecedented valuation levels, any further increase in interest rates could trigger a compression in the price/earnings multiple for the stock market.

FIXED INCOME MARKET COMMENTARY

The long anticipated slowdown in U.S. economic activity again failed to happen during the reporting period. Global stock markets continued to rise led by better than expected profit growth and continued merger and acquisition activity. The risks of higher U.S. economic growth were more fairly reflected in the yield curve in the U.S. at the end of the first quarter of 1999 than they were at the beginning.

The stronger than expected growth caused interest rates to rise in the first quarter of 1999. The 30-year U.S. Treasury bond had its third worst quarter of the 1990s. In fact, only the first quarters of 1994 and 1996 were worse. The Lehman Government/Corporate Index declined about 1.2% in the first quarter of 1999. U.S. Treasuries underperformed as spreads narrowed in all sectors.

During the first half of 1999, U.S. economic growth continued at a robust pace, posting a 4.1% annualized GDP growth rate for the first quarter of 1999. Furthermore, the labor market continued to be extremely tight, as the unemployment rate fell to a 29-year low of 4.2% in March. Defying the expectations of many economists, inflation -- as measured by the Consumer Price Index ("CPI") -- was virtually absent. Productivity gains and sagging global demand were credited with keeping inflation under control. However, in the month of April, the CPI rose by 0.7%, its largest monthly increase in nine years. This, coupled with signs that many world economies were in the nascent stages of growth and recovery, deepened fears that inflationary pressures were reaching a breaking point. These concerns brought about an increase in the yield of the benchmark 30-year U.S. Treasury Bond, which gained 71 basis points between April 8 and June 24 to close at 6.16%.

To counter these inflationary pressures, the Fed raised short-term interest rates by 0.25% in late June, and subsequently adopted a neutral stance on monetary policy. Meanwhile, during the months of May and June, the CPI remained unchanged, generating considerable optimism that inflation had retreated. Further reports that of rising U.S. jobless claims added to the optimism.

The unwillingness of consumer spending to slow down keeps the Fed's monetary policy on watch. With the world economic crisis abating, we cannot rule out the possibility of the Fed raising rates before year-end. However, in our view, the most likely case is that the Fed's monetary policy will remain neutral through the third quarter of 1999. By next year, we think that nominal growth should slow below 5% and may allow room for additional short-term rates cuts. However, if global economic growth accelerates unexpectedly and signs of inflation emerge during the remainder of 1999, the Fed will not hesitate to raise rates again.

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TRAVELERS QUALITY BOND PORTFOLIO

The Travelers Quality Bond Portfolio seeks current income, moderate capital volatility and total return. For the six months ended June 30, 1999, the Portfolio posted a 0.06% total return versus the Lehman Government/Corporate Bond Index of negative 2.28%. (The Lehman Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds.) Rates rose during the second quarter of 1999. The Salomon Corporate Bond Index widened 12 basis points, with the 5-year U.S. Treasury bond ending up at 5.65%, up from 5.10%.

In the view of the investment team, the rise in interest rates reflected continued market concern over strong U.S. economic growth. The market continues to price in the possibility of additional tightening by the Fed which is possible later this year if continued growth exceeds the Fed's estimates for GDP capacity. Current domestic economic statistics generally favor continued growth. In addition to monitoring market sentiment regarding the Fed's bias, the Portfolio's management team is closely watching price indices for signs of inflation and will continue to monitor the progress of global economic recovery.

Strong corporate issuance has resulted in wider spreads and the Portfolio will remain overweighted in corporate bonds over the near term. Moreover, the Portfolio's management team continues to favor the energy sector and cyclical bonds.

LAZARD INTERNATIONAL STOCK PORTFOLIO

The Lazard International Equity Portfolio seeks capital appreciation through investing primarily in the stocks of non-U.S. companies (i.e., incorporated or organized outside the U.S.). The Portfolio had a total return of 4.66% for the six months ended June 30, 1999, the MSCI EAFE Index posted 3.97%. (The MSCI EAFE Index consists of the equity total returns for Europe, Australia, New Zealand and the Far East.)

The last twelve months have been volatile for equity markets around the world. The Lazard International Stock Portfolio has been effected by record high stock markets as well as financial crises, unprecedented corporate consolidation, the beginning phases of the European Monetary Union (EMU) and even the fall and rise of the Brazilian market. Mergers, acquisitions, and restructuring drove equity markets to all time highs last summer before a sense of deja vu struck as an emerging market financial crisis sent markets tumbling with indiscriminate selling. The last several months have seen positive economic hopes and concerns influence stock price movements and corporate actions to improve financial productivity amidst heightening global competition.

The Lazard International Stock Portfolio did not undergo any significant changes over the last twelve months. The investment philosophy remains based on value creation through bottom-up stock selection. This style enables Lazard to add value by evaluating companies the same way managements measure their own performance, by focusing on financial productivity and the long-term sustainability of returns.

Lazard's investment team continues to find value opportunities in the international arena. Several strategic purchases have been made over the last twelve months including NTT Mobile Communications (Japan). At the time of purchase, NTT Mobile Communications had the most inexpensive cellular business globally, yet controlled a premier brand with dominant market share making it an attractive investment. Smithkline Beecham (UK), a particularly strong pharmaceutical company in the vaccine areas, also has a promising drug pipeline that was purchased in the fourth quarter of 1998. In addition, Endesa, Spain's dominant electric utility, was recently purchased. Other purchases included:
Sankyo (Japan), Kao (Japan), Roche Holdings (Switzerland) and ING (Netherlands).

Sales over the last year included Credit Suisse (Switzerland) and Wharf Holdings (Hong Kong). In addition, due to the deterioration of fundamentals, Lazard sold Fiat (Italy) and Dresdner Bank (Germany). Swisscom (Switzerland) was also removed from the Portfolio when it reached its target valuation.

Despite the recent broadening of the market, and its benefit to diversified portfolios, the latest rotation of the market cycle should be carefully weighed. The vast changes that have taken place in the market over the past twenty-five years have forced the best managers to demand more than absolute valuations for their clients. Presaged by the volume of Merger & Acquisition activity over the past several years, during which large companies acquired undervalued smaller companies with a strong concentration on real financial productivity, the current environment has become newly competitive. Therefore, smaller companies must continue to streamline their operations to ensure an attractive level of capital efficiency. Similarly, portfolios with broad diversification should benefit in the new environment, as long as they take into account the financial

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productivity of their value purchases. The rebound is unlikely to mimic the performance of the spring, but will most likely be stock by stock. The managers think that a thorough investigation of the companies themselves will be essential.

MFS EMERGING GROWTH PORTFOLIO

The MFS Emerging Growth Portfolio seeks to provide long-term growth of capital. For the six-months ended June 30, 1999, the Portfolio provided a total return of 12.57%. This compares to a 9.28% return for the Russell 2000 Index and a 12.38% return for the S&P 500 Index for the same period. (The Russell 2000 Index is made up of 2,000 smaller-capitalized U.S.-based companies whose common stocks trade on either the New York, American or Nasdaq stock exchanges. The S&P 500 Index is a capitalization-weighted measure of 500 widely held common stocks.)

The Portfolio's performance was impacted by three important factors. First, the Portfolio has holdings in small, mid-sized, and large companies. Until early April, when the market began to broaden, its best-performing segment was made up of a narrow group of about 50 of the largest-company growth stocks in the S&P 500 Index, as well as some Internet stocks. As a result, prices of the large-company stocks, relative to their earnings, reached excessive levels. Now, investors have moved into a broader range of stocks that are selling at cheaper prices relative to their earnings. The managers think the broadening of the market should continue, and that should be a positive for the Portfolio because it invests in companies of all market capitalizations.

Secondly, the Portfolio was affected by the fact that the managers have not invested in many of the Internet stocks. While they have been reluctant to own Internet companies that have unproven business models, they do own established companies such as Cisco Systems, which provides systems to support Internet traffic, and Oracle, which is the Internet database of choice. Many of the Internet stocks, including new companies that have shown no profit, performed very well in the early part of the year. However, when investors became nervous over their valuations, they rushed out of them. The team's investments in stocks with proven business models helped to protect the Portfolio somewhat from a decline in Internet stock speculation.

The third factor has been the Portfolio's exposure to computer software companies. Many software companies have faced uncertainty over the Year 2000 ("Y2K") computer issue. Earlier this year, it looked like many businesses would reduce their spending on computer software and systems to give themselves time to ensure their existing systems were Y2K ready. Although it now looks like spending will not be cut as much as people feared, the stocks have been impacted. The manager thinks that the Y2K issue should be resolved by next spring. At that time, companies such as BMC Software and Computer Associates, which are dominant in their markets, should be among the best positioned in what they expect to be a very rapidly growing industry.

Technology continues to be the Portfolio's largest sector. Companies are still increasing earnings growth by aggressively downsizing, restructuring and outsourcing many business functions. Technology allows these companies to be more productive without necessarily hiring more people. The team believes these trends will continue both domestically and internationally, benefiting holdings such as Microsoft and Compuware.

Several of the Portfolio's telecommunications and media holdings also have performed well. MCI WorldCom is a dominant player in telecommunications and the backbone of worldwide cellular traffic. MediaOne, which is being acquired by AT&T, has been a big beneficiary of the growth of cable, both for entertainment and for Internet access. Also, after several years of not being able to increase prices, health maintenance organizations such as United HealthCare have been raising their rates, which should make them more profitable.

Please note that the opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

FEDERATED HIGH YIELD PORTFOLIO

The Federated High Yield Portfolio seeks high current income by investing primarily in a professionally managed, diversified portfolio of bonds. The Portfolio posted a total return of 3.46% for the six months ended June 30, 1999. In comparison, the Lehman Brothers High Yield Bond Index returned 2.20% for the six months versus a negative 1.37% for the Lehman Aggregate Index, a measure of high quality bond performance. (The Lehman Aggregate Bond Index is an unmanaged index

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composed of the Lehman Intermediate Government/Corporate Bond Index and the
Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.)

High yield bonds delivered excellent relative returns for the six months ending June 30, 1999. These returns were driven by continued strong domestic economic growth coupled with stable to improving foreign economies. Reflecting the strong domestic economic situation, the yield spread between the CS First Boston High Yield Index and a comparable U.S. Treasury security narrowed 83 basis points during the period. Given the bright economic outlook, the basic material sectors such as forest products, metals and mining were standouts while health care was a noticeable laggard as concerns about government reimbursements in the long term care segment negatively impacted the sector.

In general, credit risk was rewarded as illustrated by the performance of the Lehman CCC Index, which returned 8.58%, while the BB and B indices returned 0.4% and 2.09% respectively. While relative returns were attractive, absolute returns were negatively impacted by rising interest rates in the high quality fixed income markets. Early in the period, the rise in interest rates was absorbed by spread tightening. However, from mid-May through the end of June, high yield bonds fell in price along with high quality bonds as rates continued to rise in anticipation of Fed tightening moves to protect against inflation.

The Federated High Yield Portfolio outperformed both the Lehman High Yield Bond Index and the Lipper high current yield fund average for the period. Several factors led to the Portfolio's outperformance. First, the Portfolio was overweight in the telecommunication sector which outperformed the overall market. Also, within the telecommunications sector, the Portfolio had no exposure to the satellite segment as disappointments at Iridium, a satellite phone company, dragged the sector lower. In addition, the Portfolio was also underweight in health care which substantially underperformed and had little exposure to the long-term care segment within health care which led to the sector's problems. Specific holdings in Fox/Liberty and Metronet outperformed as stronger credits took operating control of both companies. Triton PCS, Telesystems International and Teligent, three aggressive telecommunications issuers, outperformed as lower quality issues surged.

On the negative side, the Portfolio was underweight in the basic material sectors which outperformed given the strong economy. Also, positions in Jitney Jungle, a southern supermarket chain, Paging Network, the largest U.S. paging company and Stena Lines, a major European ferry operator, underperformed because of disappointing financial performance. Quality weightings both helped and hurt the Portfolio as the underweight in BB-rated securities helped performance while the underweight in the more aggressive CCC and non-rated sectors hurt performance especially versus the Lipper average.

For the balance of 1999, the managers believe that high yield bonds offer attractive relative returns given strong domestic economic growth and stable to improving international economies. That in turn should lead to additional spread tightening between high yield bonds and Treasuries. Absolute returns will be influenced by the direction of interest rates. The June 30, 1999 hike in the federal-funds rate by the Federal Reserve Board signals its concern about strong economic growth leading to inflationary pressures and its willingness to raise rates to head off inflation.

From a portfolio perspective, the Portfolio's Managers continue to be overweight in the telecommunications sector given the powerful secular growth characteristics of the sector. They remain biased to modestly decreasing interest rate risk and increasing credit risk given the strong economic conditions while also looking to increase exposure to basic materials. This bias will be carefully implemented given the rising trend in default rates.

FEDERATED STOCK PORTFOLIO

The Federated Stock Portfolio seeks to provide growth of income and capital by investing principally in a professionally managed and diversified portfolio of common stock of high quality companies. These companies generally are leaders in their industries and are characterized by sound management teams and the ability to finance future growth. For the six months ended June 30, 1999, the Portfolio had a total return of 13.08% versus the 11.88% and 12.38% total returns for the Lipper growth and income funds average index and the S&P 500, respectively.

The six-month period ended June 30, 1999 was a strong continuation of the bull market with the S&P 500 Index returning 12.38%. The period started as 1998 had finished: strong market returns during the first quarter were provided by a handful of large capitalization growth stocks. However, market conditions shifted dramatically in April. Sparked by surprisingly strong first quarter 1999 earnings, a revival in oil prices and signs of a global economic recovery, market leadership rotated to a

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broader group of cyclical, commodity and smaller capitalization stocks. After three years of returns being dominated by a limited list of large capitalization growth stocks, the perceived revival of global economic activity benefited areas of the market that had not been the "safe havens" from the global economic turmoil of the past two years and whose earnings should benefit with a marked increase in global growth. Due to this dramatic improvement in market breadth, the second quarter 1999 provided the average active equity manager their best performance relative to the S&P 500 Index in quite some time.

Aiding performance relative to the S&P 500 for the half was favorable security performance in health care (United Healthcare, up 44% and Healthsouth, up 41%), retail trade and publishing, (Dillards, up 31% and News Corp., up 26%) and technology sectors (Sun Microsystems, up 61% and First Data, up 54%) as well as an underweight position in the poor performing consumer staples sector. Somewhat offsetting these positive influences was underweight positions in the technology and communication services sectors as well as unfavorable relative security performance in the telecommunications services (U.S. West, down 5%), transportation (Ryder Systems, down 1%) and insurance and finance sectors (Loews, down 19% and CIT Group, down 7%).

The top six performing stocks in the Portfolio for the period were ENSCO International, up 87%, Sun Microsystems, up 61%, First Data, up 54%, Allied Signal, up 46% Morgan Stanley, up 45% and United Healthcare, up 44%. The bottom five performing stocks were Storage Technology, down 36%, Philip Morris, down 25%, Loews, down 19%, Unilever, down 18% and Tenneco, down 18%.

The stock market outlook of the managers remains basically unchanged -- the market appears overvalued by all traditional measures, but no visible catalyst is positioned to change this. Money flows and investor sentiment remain quite strong. Relative to interest rates, the markets are extremely overvalued -- the dividend discount models maintained by the Federal Reserve Board and leading market strategists show that the S&P 500 is now more than 30% overvalued given the increase in interest rates during 1999.

To offset this overvaluation relative to interest rates, the equity markets are betting on continued earnings strength and muted inflation. Real interest rates are extremely high as the bond market believes that inflation is around the corner. However, the equity markets, fueled by the Fed's late June neutral stance towards monetary policy, believe that technology and continued growth in productivity will keep inflation at bay. The market's April rotation toward cyclical and small capitalization stocks is both encouraging and frightening at the same time. On the plus side, an improvement in market breadth and the revival of some of the market's worst performing sectors indicates that the global economy is recovering and that a new overall market base is building onto which future market advances can move from.

On the negative side, the rotation indicates that the low interest rates that have helped drive the performance of large growth stocks are no longer accepted as the norm and that one of the market's major underpinnings, low inflation, may be in question. The managers believe that the valuation disparities between ultra-large growth stocks and the rest of the market, combined with a strong near-term earnings outlook, can fuel a continuation of the market's rotation towards a broader array of value and smaller capitalization stocks.

DISCIPLINED MID CAP STOCK PORTFOLIO

The Disciplined Mid Cap Stock Portfolio seeks growth of capital by investing primarily in a broadly diversified portfolio of U.S. common stocks. For the six months ended June 30, 1999, the Portfolio posted a total return of 4.24%, comparing unfavorably to the 13.47% total return of the Lipper, Inc. peer group average. In addition, the Fund's performance lagged the 6.87% total return of S&P 400 Index.

The Disciplined Mid Cap Stock Portfolio is managed to provide diversified exposure to the mid- and small-capitalization sector of the U.S. equity market. Stock selection is based on a disciplined quantitative screening process that favors companies that are able to grow earnings above consensus expectations and offer attractive relative value. In order to achieve consistent relative performance, the team manages the Portfolio to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 400 Stock Index.

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During the first quarter of 1999, stock selection in the consumer discretionary, transportation and utilities sectors had a positive impact on relative portfolio performance but proved to be adverse in the consumer staples and energy services sectors.

In the consumer discretionary sector, Portfolio performance was helped by our emphasis on both strong earnings fundamentals and low valuation. In the transportation sector, emphasis on Alaska Air Group, with higher growth prospects, and Navistar International, which rose on takeover speculation from Volvo's interest in the company, helped performance. The Portfolio also benefited from avoiding earnings disappointments from SPX Corp and Meritor Automotive. In the utilities sector over the last several months, the managers have been emphasizing long-distance and cellular telephone companies such as Winstar Communications, Qwest Communication and Century Telephone at the expense of the local/regional telephone companies and the electric utilities group. (Please note as of June 30, 1999, some of the securities discussed in this report may no longer be held in the portfolio. In addition, the views discussed in this report are exclusively those of the portfolio's management and are not meant as investment advice.)

In the consumer staples sector, the Portfolio was hurt by its overweight position in Suiza Foods, a leading producer of dairy products, where the threat of rising milk prices cast doubts on the near term earnings outlook.

In the technology sector, a shortfall in relative performance came largely from being underweight stocks with poor recent earnings which bounced strongly in the second quarter. In the health care sector, biotech and drug stocks like Biogen, Forest Laboratories and Genzyme lost ground during the sell-off in growth stocks. Stocks such as Oxford Health Plans and ICN Pharmaceuticals, which had experienced large price declines in 1998 due to earnings problems, rebounded sharply in the second quarter. A similar theme was observed in the consumer discretionary sector where several down-and-out stocks like Callaway Golf and Fastenal bounced back sharply in April and May.

In closing, thank you for your investment in The Travelers Series Trust. We look forward to continuing to help you pursue your financial goals.
Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

August 3, 1999

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- TRAVELERS QUALITY BOND PORTFOLIO AS OF 6/30/99 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    --------------------------------------------
    Six Months Ended 6/30/99+             0.06%
    Year Ended 6/30/99                    5.29%
    8/30/96* through 6/30/99              6.78%
              CUMULATIVE TOTAL RETURN
    --------------------------------------------
    8/30/96* through 6/30/99             20.44%
    + Total return is not annualized, as it may
      not be representative of the total return
      for the year.
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through June 30, 1999. The Lehman Government/ Corporate Bond Index is a weighted composite of the Lehman Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations.
[Travelers Quality Performance Graph]

                                                              TRAVELERS QUALITY BOND PORTFOLIO     LEHMAN GOVT/CORP. BOND INDEX
                                                              --------------------------------     ----------------------------
8/30/96                                                                    10000                              10000
12/96                                                                      10356                              10489
6/97                                                                       10602                              10776
12/97                                                                      11095                              11512
6/98                                                                       11439                              11992
12/98                                                                      12036                              12603
6/30/99                                                                    12044                              12316

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- LAZARD INTERNATIONAL STOCK PORTFOLIO AS OF 6/30/99 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    --------------------------------------------
    Six Months Ended 6/30/99+             4.66%
    Year Ended 6/30/99                    2.04%
    8/1/96* through 6/30/99              11.64%
              CUMULATIVE TOTAL RETURN
    --------------------------------------------
    8/1/96* through 6/30/99              37.82%
    + Total return is not annualized, as it may
      not be representative of the total return
      for the year.
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on August 1, 1996, assuming reinvestment of dividends, through June 30, 1999. The Morgan Stanley Capital International ("MSCI") EAFE-GDP Weighted Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and the Far East, weighted based on each country's gross domestic product. [Lazard Int. Performance Graph]

                                                                 LAZARD INTERNATIONAL STOCK
                                                                         PORTFOLIO                          MSCI EAFE
                                                                 --------------------------                 ---------
8/1/96                                                                    10000.00                           10000.00
12/96                                                                     10780.00                           10533.00
6/97                                                                      11859.00                           11815.00
12/97                                                                     11696.00                           11180.00
6/98                                                                      13507.00                           13649.00
12/98                                                                     13168.00                           14149.00
6/30/99                                                                   13782.00                           14711.00

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS EMERGING GROWTH PORTFOLIO AS OF 6/30/99
(UNAUDITED)


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Six Months Ended 6/30/99+              12.57%
    Year Ended 6/30/99                     24.52%
    8/30/96* through 6/30/99               26.40%
               CUMULATIVE TOTAL RETURN
    ---------------------------------------------
    8/30/96* through 6/30/99               94.17%
    + Total return is not annualized, as it may
      not be representative of the total return
      for the year.
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through June 30, 1999. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States of the New York Stock Exchange, American Stock Exchange and NASDAQ. [MFS Emerging Growth Portfolio Performance Graph]

                                                   MFS EMERGING GROWTH        STANDARD & POOR'S 500
                                                        PORTFOLIO                     INDEX                RUSSELL 2000 INDEX
                                                   -------------------        ---------------------        ------------------
8/30/96                                                 10000.00                    10000.00                    10000.00
12/96                                                   10600.00                    11441.00                    10931.00
6/97                                                    11726.00                    13798.00                    12046.00
12/97                                                   12843.00                    15258.00                    13376.00
6/98                                                    15593.00                    17961.00                    14035.00
12/98                                                   17250.00                    19642.00                    13036.00
6/30/99                                                 19417.00                    22074.00                    14246.00

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- FEDERATED HIGH YIELD PORTFOLIO AS OF 6/30/99 (UNAUDITED)


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Six Months Ended 6/30/99+               3.46%
    Year Ended 6/30/99                      3.31%
    8/30/96* through 6/30/99               10.96%
               CUMULATIVE TOTAL RETURN
    ---------------------------------------------
    8/30/96* through 6/30/99               34.27%
    + Total return is not annualized, as it may
      not be representative of the total return
      for the year.
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through June 30, 1999. The Lehman Aggregate Bond Index, an unmanaged index, is composed of the Lehman Intermediate Government/Corporate Bond Index and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Lehman High Yield Bond Index is composed of fixed rate noninvestment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million.
[Federated High Yield Portfolio Performance Graph]

                                                  FEDERATED HIGH YIELD       LEHMAN HIGH YIELD BOND       LEHMAN AGGREGATE BOND
                                                        PORTFOLIO                     INDEX                       INDEX
                                                  --------------------       ----------------------       ---------------------
8/30/96                                                 10000.00                    10000.00                    10000.00
12/96                                                   10761.00                    10599.00                    10480.00
6/97                                                    11484.00                    11216.00                    10804.00
12/97                                                   12394.00                    11952.00                    11491.00
6/98                                                    12997.00                    12489.00                    11943.00
12/98                                                   12978.00                    12161.00                    12490.00
6/30/99                                                 13427.00                    12429.00                    12319.00

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- FEDERATED STOCK PORTFOLIO AS OF 6/30/99 (UNAUDITED)


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Six Months Ended 6/30/99+             13.08%
    Year Ended 6/30/99                    17.38%
    8/30/96* through 6/30/99              27.76%
               CUMULATIVE TOTAL RETURN
    ---------------------------------------------
    8/30/96* through 6/30/99             100.16%
    + Total return is not annualized, as it may
      not be representative of the total return
      for the year.
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through June 30, 1999. Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York
Stock Exchange, American Stock Exchange and over-the-counter market.
[Federated Stock Performance Graph]

                                                                 FEDERATED STOCK PORTFOLIO         STANDARD & POOR'S 500 INDEX
                                                                 -------------------------         ---------------------------
8/30/96                                                                   10000.00                           10000.00
12/96                                                                     11261.00                           11441.00
6/97                                                                      13482.00                           13798.00
12/97                                                                     15023.00                           15258.00
6/98                                                                      17051.00                           17961.00
12/98                                                                     17701.00                           19642.00
6/30/99                                                                   20016.00                           22074.00

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- DISCIPLINED MID CAP STOCK PORTFOLIO AS OF 6/30/99 (UNAUDITED)


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Six Months Ended 6/30/99+              4.24%
    Year Ended 6/30/99                    11.80%
    4/1/97* through 6/30/99               24.55%
               CUMULATIVE TOTAL RETURN
    ---------------------------------------------
    4/1/97* through 6/30/99               63.76%
    + Total return is not annualized, as it may
      not be representative of the total return
      for the year.
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on April 1, 1997, assuming reinvestment of dividends, through June 30, 1999. The Standard & Poor's 400 Index is an unmanaged index composed of 400 widely held mid cap common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. [Disciplined Mid Cap Stock Performance Graph]

                                                                 DISCIPLINED MID CAP STOCK
                                                                         PORTFOLIO                 STANDARD & POOR'S 400 INDEX
                                                                 -------------------------         ---------------------------
4/1/97                                                                    10000.00                           10489.00
6/97                                                                      10360.00                           10776.00
12/97                                                                     13438.00                           11512.00
6/98                                                                      14647.00                           11992.00
12/98                                                                     15710.00                           12603.00
6/30/99                                                                   16376.00                           13469.00

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 1999

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT       RATING+                               SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 14.8%
                           U.S. Treasury Notes:
$2,000,000    AAA            5.750% due 11/30/02.......................................    $ 2,002,200
 1,200,000    AAA            7.250% due 8/15/04........................................      1,272,804
 2,600,000    AAA            6.875% due 5/15/06........................................      2,738,268
 2,000,000    AAA            5.500% due 5/15/09........................................      1,958,160
------------------------------------------------------------------------------------------------------
                           TOTAL U.S. GOVERNMENT OBLIGATIONS
                           (Cost -- $7,934,100)........................................      7,971,432
------------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 67.9%
------------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 2.3%
 1,200,000    A            General Motors Acceptance Corp., 6.850% due 6/17/04.........      1,216,500
------------------------------------------------------------------------------------------------------
BANKING -- 5.2%
 1,000,000    BBB+         BanPonce Financial, Medium Term Note, 7.300% due 6/5/02.....      1,015,000
 1,800,000    BBB-         Capital One Bank, Sr. Notes, 6.570% due 1/27/03.............      1,770,750
------------------------------------------------------------------------------------------------------
                                                                                             2,785,750
------------------------------------------------------------------------------------------------------
CABLE TV -- 1.8%
 1,000,000    BBB-         TCI Communications Inc., Debenture, 6.375% due 5/1/03.......        992,500
------------------------------------------------------------------------------------------------------
ELECTRIC -- 6.2%
 2,300,000    BBB+         Appalachian Power Co., Sr. Notes, 6.600% due 5/1/09.........      2,212,545
                           CMS Energy Corp., Sr. Notes:
   500,000    BB             6.750% due 11/15/04.......................................        476,875
   650,000    BB             7.625% due 11/15/04.......................................        640,250
------------------------------------------------------------------------------------------------------
                                                                                             3,329,670
------------------------------------------------------------------------------------------------------
HEALTH CARE -- 2.5%
 1,400,000    BBB          Columbia HCA Healthcare, Medium Term Notes, 6.630% due
                           7/15/45.....................................................      1,324,750
------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 12.0%
 1,700,000    BBB          AT&T Capital Corp., 6.875% due 1/16/01......................      1,706,375
 1,000,000    BBB+         Comdisco Inc., 6.130% due 8/1/01............................        996,250
 1,500,000    A-           Finova Capital Corp., Debenture, 6.250% due 11/1/02.........      1,483,125
                           Orix Credit Alliance:
   700,000    NR             6.400% due 11/22/99.......................................        700,000
 1,600,000    BBB+           6.780% due 5/15/01........................................      1,586,000
------------------------------------------------------------------------------------------------------
                                                                                             6,471,750
------------------------------------------------------------------------------------------------------
INTEGRATED OIL -- 7.1%
 1,750,000    A            Atlantic Richfield, 5.900% due 4/15/09......................      1,653,750
 1,000,000    BBB          Noram Energy Corp., Debenture, 7.500% due 8/1/00............      1,011,250
 1,150,000    BBB          Occidental Petroleum, Sr. Notes, 7.650% due 2/15/06.........      1,162,938
------------------------------------------------------------------------------------------------------
                                                                                             3,827,938
------------------------------------------------------------------------------------------------------
RAILROADS -- 2.1%
 1,100,000    BBB+         Norfolk Southern, Debenture, 6.875% due 5/1/01..............      1,112,375
------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 3.4%
 1,600,000    BBB          CarrAmerica Realty Corp., Company Guaranteed, 6.625% due
                           10/1/00.....................................................      1,581,488
   250,000    BBB          Nationwide Health Properties, Inc., Medium Term Notes,
                           6.900% due 10/1/37..........................................        238,125
------------------------------------------------------------------------------------------------------
                                                                                             1,819,613
------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT       RATING+                               SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
RETAIL -- 4.1%
 $ 500,000    A-           Dayton Hudson Corp., 6.800% due 10/1/01.....................    $   505,625
 1,700,000    BB+          Saks Inc., Company Guaranteed, 7.500% due 12/1/10...........      1,700,000
------------------------------------------------------------------------------------------------------
                                                                                             2,205,625
------------------------------------------------------------------------------------------------------
SOVEREIGN AGENCY -- 10.9%
 1,250,000    Aaa*         Fannie Mae, 5.625% due 5/14/04..............................      1,225,200
 4,700,000    Aaa*         Freddie Mac, 6.300% due 6/1/04..............................      4,672,316
------------------------------------------------------------------------------------------------------
                                                                                             5,897,516
------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.0%
   545,000    BBB+         MCI Worldcom Inc., Sr. Notes, 6.400% due 8/15/05............        532,056
------------------------------------------------------------------------------------------------------
TOBACCO -- 0.9%
   500,000    BBB          Nabisco Inc., Debenture, 6.700% due 6/15/02.................        498,750
------------------------------------------------------------------------------------------------------
UTILITIES -- 2.8%
 1,500,000    BBB          Marlin Water Trust, Sr. Notes, 7.090% due 12/15/01 (a)......      1,485,000
------------------------------------------------------------------------------------------------------
YANKEE -- 5.6%
 2,400,000    A            HSBC Holding PLC, 7.500% due 7/15/09........................      2,389,248
   175,000    BBB          Noranda Forest, Debenture, 8.875% due 10/15/99..............        176,313
   500,000    AA-          Telecom Corp. of New Zealand, 6.250% due 2/10/03............        495,992
------------------------------------------------------------------------------------------------------
                                                                                             3,061,553
------------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS & NOTES (Cost -- $36,968,317).........     36,561,346
------------------------------------------------------------------------------------------------------
                           SUB-TOTAL INVESTMENTS (Cost -- $44,902,417).................     44,532,778
------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 17.3%
 2,333,000                 Morgan Stanley Dean Witter & Co., 4.770% due 7/1/99;
                           Proceeds at maturity -- $2,333,309; (Fully collateralized by
                           U.S. Treasury Notes, 6.250% due 10/31/01; Market
                           value -- $2,380,066)........................................      2,333,000
 7,000,000                 Chase Securities, Inc., 4.800% due 7/1/99; Proceeds at
                           maturity -- $7,000,933; (Fully collateralized by U.S.
                           Treasury Notes, 7.125% due 2/15/23; Market
                           value -- $7,140,000)........................................      7,000,000
------------------------------------------------------------------------------------------------------
                           TOTAL REPURCHASE AGREEMENTS (Cost -- $9,333,000)............      9,333,000
------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS -- 100% (Cost -- $54,235,417**)...........    $53,865,778
------------------------------------------------------------------------------------------------------

 + All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc.
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 48 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

  SHARES                                 SECURITY                                 VALUE
------------------------------------------------------------------------------------------
STOCK -- 94.2%
------------------------------------------------------------------------------------------
AUSTRALIA -- 2.3%
    127,206    Broken Hill Proprietary Co. Ltd. ...........................    $ 1,473,461
     57,600    Westpac Banking Corp. Ltd. .................................        373,630
------------------------------------------------------------------------------------------
                                                                                 1,847,091
------------------------------------------------------------------------------------------
DENMARK -- 0.9%
     11,180    Unidanmark A/S, Class A Shares..............................        746,162
------------------------------------------------------------------------------------------
FINLAND -- 1.0%
     59,100    Merita PLC, Class A Shares..................................        335,834
          1    The Rauma Group Oyj.........................................             12
     14,500    UPM-Kymmene Oyj.............................................        415,717
------------------------------------------------------------------------------------------
                                                                                   751,563
------------------------------------------------------------------------------------------
FRANCE -- 13.5%
      7,760    Alcatel.....................................................      1,092,394
      9,830    Axa-Uap.....................................................      1,199,287
     17,600    Banque Nationale de Paris...................................      1,466,591
      7,280    Compagnie de Saint Gobain...................................      1,159,965
     11,000    Compagnie Generale des Establissements Michelin, Class B            450,028
               Shares (a)..................................................
     22,550    Rhone-Poulenc SA............................................      1,030,465
      9,380    Elf Aquitaine SA............................................      1,376,552
      5,130    Suez Lyonnaise des Eaux.....................................        925,320
     23,754    Vivendi.....................................................      1,924,279
------------------------------------------------------------------------------------------
                                                                                10,624,881
------------------------------------------------------------------------------------------
GERMANY -- 8.9%
      3,261    Allianz AG (a)..............................................        911,392
     10,228    DaimlerChrysler AG..........................................        893,427
      7,900    Deutsche Telecom AG.........................................        332,001
      7,900    Deutche Telecom Rights (b)..................................          1,548
     25,400    Hoechst AG..................................................      1,144,722
     19,134    Metro AG (a)................................................      1,217,520
     15,800    Siemens AG..................................................      1,218,831
     26,250    Thyssen AG..................................................        575,272
     13,000    Veba AG.....................................................        766,875
------------------------------------------------------------------------------------------
                                                                                 7,061,588
------------------------------------------------------------------------------------------
HONG KONG -- 1.3%
     27,073    HSBC Holdings PLC...........................................        987,467
------------------------------------------------------------------------------------------
ITALY -- 4.0%
    176,700    ENI S.p.A. (a)..............................................      1,042,360
     57,800    Istituto Bancario San Paolo imi S.p.A. .....................        788,390
    240,800    Telecom Italia S.p.A. di Risp NC (c)........................      1,309,978
------------------------------------------------------------------------------------------
                                                                                 3,140,728
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

  SHARES                                 SECURITY                                 VALUE
------------------------------------------------------------------------------------------
JAPAN -- 21.3%
     61,000    Asahi Breweries Ltd. .......................................    $   758,972
     41,000    Canon, Inc. ................................................      1,178,784
     52,000    Fuji Bank Ltd. (a)..........................................        362,591
    100,000    Industrial Bank of Japan Ltd. ..............................        793,126
      1,070    Japan Tobacco, Inc. ........................................      1,184,567
     35,000    Kao Corp. ..................................................        983,146
      6,100    Nintendo Co. Ltd. ..........................................        857,246
        800    Nippon Telegraph & Telephone Corp. .........................        931,923
    232,000    Nissan Motor Co. Ltd. ......................................      1,107,865
      1,250    NTT Mobile Communication Network, Inc. .....................      1,693,655
     15,200    Orix Corp. .................................................      1,356,246
     13,600    Promise Co., Ltd. ..........................................        803,371
     20,000    Ricoh Co., Ltd. (a).........................................        275,281
     32,000    Sankyo Co. Ltd. ............................................        806,345
     11,900    Sony Corp. .................................................      1,283,006
    273,000    Sumitomo Trust & Banking Co. (a)............................      1,312,673
     12,000    TDK Corp. ..................................................      1,097,488
------------------------------------------------------------------------------------------
                                                                                16,786,285
------------------------------------------------------------------------------------------
MALAYSIA -- 0.3%
     60,000    Genting Berhad..............................................        220,404
------------------------------------------------------------------------------------------
NETHERLANDS -- 4.3%
     21,000    Heineken N.V. ..............................................      1,075,285
     19,700    ING Groep N.V. .............................................      1,066,622
     12,512    Koninklijke Philips Electronics N.V. .......................      1,234,232
------------------------------------------------------------------------------------------
                                                                                 3,376,139
------------------------------------------------------------------------------------------
SINGAPORE -- 1.8%
     54,000    Oversea-Chinese Banking Corp. Ltd. .........................        450,396
    134,000    United Overseas Bank Ltd. ..................................        936,623
------------------------------------------------------------------------------------------
                                                                                 1,387,019
------------------------------------------------------------------------------------------
SPAIN -- 5.1%
     57,300    Argentaria, Caja Postal y Banco Hipotecario de Espana,            1,305,375
               S.A. .......................................................
     40,400    Endesa S.A. ................................................        861,622
     38,875    Telefonica S.A. ............................................      1,872,699
------------------------------------------------------------------------------------------
                                                                                 4,039,696
------------------------------------------------------------------------------------------
SWEDEN -- 6.3%
     68,000    ABB AB, Class A Shares......................................        903,787
     28,628    Astrazeneca Group PLC.......................................      1,114,536
     48,000    Electrolux AB, Class B Shares...............................      1,004,940
     56,900    Nordbanken Holding AB.......................................        332,619
     75,900    Svenska Handelsbanken, Class A Shares (a)...................        910,586
     24,700    Volvo AB, Class B Shares (a)................................        716,131
------------------------------------------------------------------------------------------
                                                                                 4,982,599
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

  SHARES                                 SECURITY                                 VALUE
------------------------------------------------------------------------------------------
SWITZERLAND -- 3.5%
        330    Nestle SA...................................................    $   594,577
         95    Roche Holding AG............................................        976,521
        536    Swatch Group AG, Class B Shares.............................        360,643
      1,510    Zurich Allied AG............................................        858,639
------------------------------------------------------------------------------------------
                                                                                 2,790,380
------------------------------------------------------------------------------------------
UNITED KINGDOM -- 19.7%
     54,500    Allied Zurich AG............................................        680,820
    234,100    British Aerospace PLC.......................................      1,530,469
    112,600    British American Tobacco PLC................................      1,050,744
     23,600    British Energy PLC..........................................        202,742
     62,100    British Petroleum Co. PLC...................................      1,112,005
     66,996    Cadbury Schweppes PLC.......................................        427,701
    104,174    Diageo PLC..................................................      1,085,420
     65,900    Granada Group PLC...........................................      1,229,912
     75,500    Great Universal Stores PLC..................................        844,377
     93,200    Imperial Chemical Industries PLC............................        921,129
     74,600    National Westminster Bank PLC...............................      1,580,429
     74,900    Prudential Corp. PLC........................................      1,108,624
    126,400    Royal Sun Alliance Insurance Group PLC......................      1,136,683
    276,200    Siebe PLC...................................................      1,308,293
     52,700    Smithkline Beecham PLC......................................        684,087
     73,811    Unilever PLC................................................        668,418
------------------------------------------------------------------------------------------
                                                                                15,571,853
------------------------------------------------------------------------------------------
               TOTAL STOCK (Cost -- $68,390,334)...........................     74,313,855
------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                 SECURITY                                 VALUE
------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.8%
$ 4,600,000    CIBC Wood Gundy Securities Inc., 4.650% due 7/1/99; Proceeds
               at maturity -- $4,600,594;
               (Fully collateralized by U.S. Treasury Notes, 5.375% due
               6/30/00;
               Market value -- $4,692,653) (Cost -- $4,600,000)............      4,600,000
------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -- $72,990,334**)...........    $78,913,855
------------------------------------------------------------------------------------------

(a) All or a portion of this security is on loan (See Note 9).
(b) Non-income producing security.
(c) Risp NC -- Risparmio Non-Convertible (non-convertible saving shares).
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 90.7%
----------------------------------------------------------------------------------------
ADVERTISING -- 0.1%
        200   Lamar Advertising Co. (a)...................................  $      8,187
      2,200   Omnicom Group Inc. .........................................       176,000
      1,500   Telefonica Publicidad.......................................        29,933
----------------------------------------------------------------------------------------
                                                                                 214,120
----------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.1%
        100   EchoStar Communications Corp. ..............................        15,344
      4,800   General Motors, Class H Shares (a)..........................       270,000
        600   Whittaker Corp. (a).........................................        16,800
----------------------------------------------------------------------------------------
                                                                                 302,144
----------------------------------------------------------------------------------------
AIR TRANSPORT -- 0.0%
        300   Airborne Freight Corp. .....................................         8,306
----------------------------------------------------------------------------------------
AUTO PARTS -- 0.0%
        200   Dura Automotive Systems, Inc. (a)...........................         6,650
----------------------------------------------------------------------------------------
AUTO PARTS - ORIGINAL EQUIPMENT -- 0.0%
        500   Gentex Corp. (a)............................................        14,000
----------------------------------------------------------------------------------------
AUTO RELATED -- 0.4%
     10,200   Eaton Corp. ................................................       938,400
        500   SPX Corp. (a)...............................................        41,750
----------------------------------------------------------------------------------------
                                                                                 980,150
----------------------------------------------------------------------------------------
AUTO TRUCKS & PARTS -- 0.1%
      3,800   Dana Corp. .................................................       175,038
        900   New Holland N.V. ...........................................        15,412
----------------------------------------------------------------------------------------
                                                                                 190,450
----------------------------------------------------------------------------------------
AVIATION COMPONENTS -- 0.0%
        300   Gulfstream Aerospace Corp. .................................        20,269
----------------------------------------------------------------------------------------
BANKS -- 0.0%
        300   First Tennessee National Corp. .............................        11,493
----------------------------------------------------------------------------------------
BANKS - COMMERCIAL -- 0.0%
        700   U.S. Trust Corp. ...........................................        64,750
----------------------------------------------------------------------------------------
BASIC INDUSTRIES -- 0.0%
        400   Atwood Oceanics, Inc. (a)...................................        12,500
        800   Veritas DGC, Inc. (a).......................................        14,650
----------------------------------------------------------------------------------------
                                                                                  27,150
----------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.1%
      1,800   Biogen, Inc. (a)............................................       115,762
----------------------------------------------------------------------------------------
BROADCAST MEDIA -- 0.2%
     11,800   Cox Communications, Inc., Class A Shares (a)................       434,387
        300   Hispanic Broadcasting Corp. ................................        22,763

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                 SECURITY                                 VALUE
------------------------------------------------------------------------------------------
BROADCAST MEDIA -- 0.2% (CONTINUED)
        300   TV Guide Inc., Class A Shares (a).                            $     10,987
        400   Univision Communications, Inc. (a)..........................        26,400
----------------------------------------------------------------------------------------
                                                                                 494,537
----------------------------------------------------------------------------------------
BROADCASTING - TV & CABLE -- 2.9%
     11,800   Cablevision Systems Corp., Class A Shares (a)...............       826,000
     29,800   CBS Corp. (a)...............................................     1,294,437
      3,800   Century Communications Corp., Class A Shares (a)............       174,800
     43,241   Clear Channel Communications, Inc. (a)......................     2,980,907
     11,700   Cox Radio, Inc., Class A Shares (a).........................       634,725
      6,900   Gemstar International Group Ltd. (a)........................       450,225
     11,700   Infinity Broadcasting Co. ..................................       348,075
        400   Outdoor Systems Inc. (a)....................................        14,600
----------------------------------------------------------------------------------------
                                                                               6,723,769
----------------------------------------------------------------------------------------
BROKERAGE -- 0.0%
        200   PaineWebber Group, Inc. ....................................         9,350
----------------------------------------------------------------------------------------
BUILDING MATERIALS -- 0.0%
        400   Sherwin-Williams Co. .......................................        11,100
----------------------------------------------------------------------------------------
BUSINESS SERVICES -- 0.2%
        500   CheckFree Holdings Corp. (a)................................        13,781
        450   Clarify Inc. ...............................................        18,563
      1,400   Computer Horizons Corp. (a).................................        19,337
        100   Critical Path Inc. .........................................         5,531
     11,500   IMR Global Corp. ...........................................       221,375
      2,500   Keane, Inc. (a).............................................        56,562
        300   Pegasus Systems Inc. (a)....................................        11,231
----------------------------------------------------------------------------------------
                                                                                 346,380
----------------------------------------------------------------------------------------
CABLE TELEVISION - EQUIPMENT -- 1.6%
     95,600   Comcast Corp., Class A Shares...............................     3,674,625
----------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 0.1%
        200   Abacus Direct Corp. (a).....................................        18,300
        300   Affiliated Computer Services, Inc., Class A Shares (a)......        15,188
      1,700   Ceridian Corp. (a)..........................................        55,568
        400   Dial Corp. .................................................        14,875
        600   Interim Services Inc. (a)...................................        12,375
        500   Quanta Services Inc. (a)....................................        22,000
----------------------------------------------------------------------------------------
                                                                                 138,306
----------------------------------------------------------------------------------------
COMMUNICATIONS -- 0.3%
     21,500   Metromedia Fiber Network, Inc., Class A Shares (a)..........       772,656
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                 SECURITY                                 VALUE
------------------------------------------------------------------------------------------
COMMUNICATIONS - EQUIPMENT -- 2.0%
      3,800   DSP Communications, Inc. (a)................................  $    109,725
     11,900   General Instrument Corp. (a)................................       505,750
     58,300   Tellabs, Inc. (a)...........................................     3,938,893
----------------------------------------------------------------------------------------
                                                                               4,554,368
----------------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 19.2%
        200   Adobe Systems Inc. .........................................        16,431
      6,900   The BISYS Group, Inc. (a)...................................       403,650
     25,102   BMC Software, Inc. (a)......................................     1,355,508
     54,910   Cadence Design Systems, Inc. (a)............................       700,102
    209,854   Cisco Systems Inc. (a)......................................    13,535,642
     40,302   Computer Associates International Inc. .....................     2,216,610
     60,900   Compuware Corp. (a).........................................     1,937,381
        200   Informatica Corp. ..........................................         7,125
    132,200   Microsoft Corp. (a).........................................    11,922,787
    326,150   Oracle Corp. (a)............................................    12,108,318
        400   Synopsys, Inc. (a)..........................................        22,075
        300   Verity Inc. (a).............................................        16,256
----------------------------------------------------------------------------------------
                                                                              44,241,885
----------------------------------------------------------------------------------------
COMPUTER SOFTWARE SERVICES -- 0.0%
        400   Business Objects S.A. (a)...................................        14,600
        280   CSG Systems International, Inc. (a).........................         7,332
----------------------------------------------------------------------------------------
                                                                                  21,932
----------------------------------------------------------------------------------------
COMPUTERS -- 0.6%
        300   NCR Corp. (a)...............................................        14,643
     20,300   Sun Microsystems Inc. (a)...................................     1,398,162
----------------------------------------------------------------------------------------
                                                                               1,412,805
----------------------------------------------------------------------------------------
COMPUTERS SERVICES -- 2.1%
        300   Ariba, Inc. (a).............................................        29,175
     19,200   Equant NV...................................................     1,807,200
     57,200   First Data Corp. ...........................................     2,799,225
      3,300   SunGard Data Systems Inc. (a)...............................       113,850
----------------------------------------------------------------------------------------
                                                                               4,749,450
----------------------------------------------------------------------------------------
COMPUTERS - EQUIPMENT -- 0.0%
        800   Maxtor Corp. (a)............................................         4,025
        500   Seagate Technology Inc. (a).................................        12,812
----------------------------------------------------------------------------------------
                                                                                  16,837
----------------------------------------------------------------------------------------
COMPUTERS - SYSTEMS -- 0.0%
        500   Novell Inc. (a).............................................        13,250
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                 SECURITY                                 VALUE
------------------------------------------------------------------------------------------
CONGLOMERATES -- 5.9%
      5,100   Allied Signal Inc. .........................................  $    321,300
        310   Conexant Systems, Inc. (a)..................................        17,999
        300   Martin Marietta Materials, Inc. ............................        17,700
    139,581   Tyco International Ltd. ....................................    13,225,299
----------------------------------------------------------------------------------------
                                                                              13,582,298
----------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 0.0%
      8,400   Carson, Inc. (a)............................................        27,825
----------------------------------------------------------------------------------------
CONSUMER SERVICES -- 2.2%
    244,134   Cendant Corp. (a)...........................................     5,004,747
        500   Source Media Inc. ..........................................         8,500
----------------------------------------------------------------------------------------
                                                                               5,013,247
----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.7%
        400   Ace Ltd. ...................................................        11,300
      8,100   Honeywell Inc. .............................................       938,587
        300   Level One Communications, Inc. (a)..........................        14,681
      7,400   Linear Technology Corp. ....................................       497,650
        200   Micrel, Inc. (a)............................................        14,800
----------------------------------------------------------------------------------------
                                                                               1,477,018
----------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS -- 0.4%
     27,040   ARM Holdings PLC ADR (a)....................................       943,020
        200   GlobeSpan, Inc. ............................................         7,950
----------------------------------------------------------------------------------------
                                                                                 950,970
----------------------------------------------------------------------------------------
ELECTRONICS -- 6.5%
     65,000   Altera Corp. (a)............................................     2,392,812
      4,200   ASM Lithography Holding N.V. (a)............................       249,375
        400   ATMI, Inc. .................................................        11,900
        300   Electro Scientific Industries Inc. (a)......................        12,534
      4,000   EMC Corp. (a)...............................................       220,000
        240   Flextronics International Ltd. (a)..........................        13,320
     87,000   Hitachi Ltd. ...............................................       815,804
      8,228   Koninklijke Philips Electronics.............................       829,999
        300   Microchip Technology Inc. (a)...............................        14,212
     19,900   Nokia Corp. ADR.............................................     1,822,093
      1,700   Oak Industries Inc. (a).....................................        74,268
        470   Photronics Inc. (a).........................................        11,515
      1,400   Sanmina Corp. (a)...........................................       106,225
        200   SCI Systems, Inc. (a).......................................         9,500
        300   SIPEX Corp. (a).............................................         6,150
     10,300   Solectron Corp. (a).........................................       686,881
     15,600   Teradyne, Inc. (a)..........................................     1,119,300
     27,600   Texas Instruments Inc. .....................................     4,002,000
     43,600   Xilinx, Inc. (a)............................................     2,496,100
----------------------------------------------------------------------------------------
                                                                              14,893,988
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                 SECURITY                                 VALUE
------------------------------------------------------------------------------------------
ELECTRONICS & ELECTRICAL -- 0.0%
        280   Jabil Circuit Inc. (a)......................................  $     12,635
----------------------------------------------------------------------------------------
ELECTRONICS - INSTRUMENTATION -- 0.0%
        200   C.R. Bard, Inc. ............................................         9,562
----------------------------------------------------------------------------------------
ELECTRONICS - SEMICONDUCTOR -- 1.5%
     31,700   Adaptec, Inc. (a)...........................................     1,119,406
     30,400   Analog Devices, Inc. (a)....................................     1,525,700
      5,100   Atmel Corp. (a).............................................       133,556
        400   Burr-Brown Corp. (a)........................................        14,650
        230   Etec Systems, Inc. (a)......................................         7,647
        800   Galileo Technology Ltd. (a).................................        36,250
      7,300   LSI Logic Corp. (a).........................................       336,712
        210   Maxim Integrated Products, Inc. (a).........................        13,965
      6,100   Micron Technology Inc. (a)..................................       245,906
----------------------------------------------------------------------------------------
                                                                               3,433,792
----------------------------------------------------------------------------------------
ENTERTAINMENT -- 2.1%
    131,200   AT & T Corp., Liberty Media Group...........................     4,821,600
        300   International Speedway Corp., Class A Shares................        14,250
        400   Penske Motorsports Inc. (a).................................        19,850
        400   Premier Parks Inc. (a)......................................        14,700
        300   Speedway Motorsports Inc. (a)...............................        11,793
        600   USA Networks Inc. (a).......................................        24,075
        400   Westwood One Inc. (a).......................................        14,275
----------------------------------------------------------------------------------------
                                                                               4,920,543
----------------------------------------------------------------------------------------
ENTERTAINMENT - GAMING -- 0.0%
        600   Harrah's Entertainment Inc. (a).............................        13,200
----------------------------------------------------------------------------------------
FINANCE COMPANIES - CONSUMER CREDIT -- 0.0%
      1,500   Finet.com, Inc. ............................................         8,343
----------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 0.2%
        203   Building One Services Corp. (a).............................         2,816
        300   The CIT Group, Inc. ........................................         8,662
        400   Concord EFS, Inc. (a).......................................        16,925
        400   Hambrecht & Quist Inc. (a)..................................        14,850
      5,900   Kansas City Southern Industries, Inc. ......................       376,493
        400   Waddell & Reed Financial, Inc., Class A Shares..............        10,975
----------------------------------------------------------------------------------------
                                                                                 430,721
----------------------------------------------------------------------------------------
FURNITURE & APPLIANCES -- 0.0%
        500   DII Group, Inc. (a).........................................        18,656
----------------------------------------------------------------------------------------
HEALTH & PERSONAL CARE -- 0.0%
        200   Pacificare Health System Inc. (a)...........................        14,387
----------------------------------------------------------------------------------------
HEALTH CARE - DRUGS -- 0.0%
        400   Biomatrix, Inc. (a).........................................         8,650
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                 SECURITY                                 VALUE
------------------------------------------------------------------------------------------
HEALTH EQUIPMENT & SERVICES -- 0.9%
      1,000   Mid Atlantic Medical Services, Inc. (a).....................  $      9,875
     32,900   United Healthcare Corp. ....................................     2,060,362
----------------------------------------------------------------------------------------
                                                                               2,070,237
----------------------------------------------------------------------------------------
HOSPITAL -- 0.0%
        300   Province Healthcare Co. (a).................................         5,850
----------------------------------------------------------------------------------------
HOTELS - MOTELS -- 0.0%
        300   Four Seasons Hotels Inc. ...................................        13,218
        657   Promus Hotel Corp. (a)......................................        20,367
----------------------------------------------------------------------------------------
                                                                                  33,585
----------------------------------------------------------------------------------------
HOUSING & HOME FURNISHINGS-- 0.0%
        400   Sotheby's Holdings, Class A Shares..........................        15,250
----------------------------------------------------------------------------------------
INTERNET CONTENT -- 0.0%
      2,800   Internet Comerce Corp. .....................................        36,400
----------------------------------------------------------------------------------------
INTERNET SOFTWARE -- 0.0%
        300   Software.com, Inc. (a)......................................         6,956
----------------------------------------------------------------------------------------
INVESTMENT COMPANY -- 0.0%
        320   Affiliated Managers Group, Inc. (a).........................         9,660
----------------------------------------------------------------------------------------
MACHINE TOOLS -- 0.0%
        600   The Timken Co. .............................................        11,700
----------------------------------------------------------------------------------------
MACHINERY -- 0.2%
      5,500   Caterpillar Inc. ...........................................       330,000
      1,600   Deere & Co. ................................................        63,400
----------------------------------------------------------------------------------------
                                                                                 393,400
----------------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION -- 0.0%
      1,700   Case Corp. .................................................        81,812
----------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED -- 0.5%
     14,200   Applied Materials, Inc. (a).................................     1,049,025
----------------------------------------------------------------------------------------
MACHINERY & MACHINE TOOLS -- 0.3%
      6,500   Illinois Tool Works, Inc. ..................................       533,000
        300   Navistar International Corp. (a)............................        15,000
        400   Parker-Hannifin Corp. ......................................        18,300
      4,650   SI Handling Systems, Inc. ..................................        48,825
      3,300   Smith International Inc. (a)................................       143,343
----------------------------------------------------------------------------------------
                                                                                 758,568
----------------------------------------------------------------------------------------
MAJOR COMPANIES - ELECTRONICS -- 0.0%
      1,600   Global Industries Ltd. (a)..................................        20,500
----------------------------------------------------------------------------------------
MANUFACTURING -- 0.0%
        700   Owens-Illinois Inc. (a).....................................        22,881
----------------------------------------------------------------------------------------
MANUFACTURING - COMMUNICATIONS -- 0.6%
      9,300   Mannesmann AG...............................................     1,390,707
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                 SECURITY                                 VALUE
------------------------------------------------------------------------------------------
MANUFACTURING - SHIPBUILDING -- 0.0%
        100   Newport News Shipbuilding, Inc. ............................  $      2,950
----------------------------------------------------------------------------------------
MEDICAL EQUIPMENT -- 0.0%
        100   Cyberonics Inc. ............................................         1,250
----------------------------------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 0.4%
     20,800   Boston Scientific Corp. (a).................................       913,900
        500   IDEXX Laboratories, Inc. (a)................................        11,656
        800   Respironics Inc. (a)........................................        12,100
----------------------------------------------------------------------------------------
                                                                                 937,656
----------------------------------------------------------------------------------------
MEDICAL SERVICES -- 0.0%
      1,400   HEALTHSOUTH Corp. (a).......................................        20,912
        900   King Pharmaceuticals, Inc. (a)..............................        23,287
        573   Lifepoint Hospitals Inc. (a)................................         7,699
        300   Professional Detailing Inc. (a).............................         7,050
        400   Transkaryotic Therapies, Inc. ..............................        13,200
        573   Triad Hospitals Inc. .......................................         7,735
        100   Wellpoint Health Networks, Inc. (a).........................         8,487
----------------------------------------------------------------------------------------
                                                                                  88,370
----------------------------------------------------------------------------------------
MINERALS -- 0.0%
      1,000   Cyprus Amax Minerals Co. ...................................        15,187
----------------------------------------------------------------------------------------
MISCELLANEOUS -- 0.1%
        450   Fiserv, Inc. (a)............................................        14,090
      3,400   Galileo International, Inc. ................................       181,687
----------------------------------------------------------------------------------------
                                                                                 195,777
----------------------------------------------------------------------------------------
NATURAL GAS -- 0.9%
     49,400   The Williams Cos., Inc. ....................................     2,102,587
----------------------------------------------------------------------------------------
OIL - DOMESTIC -- 0.0%
        500   Cal Dive International, Inc. (a)............................        14,937
----------------------------------------------------------------------------------------
OIL - DRILLING & SERVICES -- 1.0%
     48,900   Halliburton Co. ............................................     2,212,725
----------------------------------------------------------------------------------------
OIL - EXPLORATION & PRODUCTION -- 0.4%
     12,000   Apache Corp. ...............................................       468,000
     21,100   ENSCO International Inc. ...................................       420,681
----------------------------------------------------------------------------------------
                                                                                 888,681
----------------------------------------------------------------------------------------
OIL - SUPPLIES & CONSTRUCTION -- 0.2%
     11,100   Baker Hughes, Inc. .........................................       371,850
      1,000   Rowan Cos., Inc. (a)........................................        18,437
----------------------------------------------------------------------------------------
                                                                                 390,287
----------------------------------------------------------------------------------------
OIL & GAS -- 0.0%
      5,500   Global Marine, Inc. (a).....................................        84,906
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                 SECURITY                                 VALUE
------------------------------------------------------------------------------------------
OIL & GAS DRILLING -- 0.1%
      9,600   Santa Fe International Corp. ...............................  $    220,800
      1,000   Varco International, Inc. (a)...............................        10,937
----------------------------------------------------------------------------------------
                                                                                 231,737
----------------------------------------------------------------------------------------
OIL & GAS PRODUCTS -- 0.3%
      4,300   Nabors Industries, Inc. (a).................................       105,081
     25,300   Noble Drilling Corp. (a)....................................       498,093
----------------------------------------------------------------------------------------
                                                                                 603,174
----------------------------------------------------------------------------------------
OIL PRODUCTION - DOMESTIC -- 0.0%
        500   BJ Services Co. (a).........................................        14,718
----------------------------------------------------------------------------------------
PACKAGING & BOTTLING -- 0.0%
        300   Sealed Air Corp. (a)........................................        19,462
----------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 0.6%
     21,100   Weyerhaeuser Co. ...........................................     1,450,625
----------------------------------------------------------------------------------------
PAPER PRODUCTS -- 0.6%
      1,900   Bowater, Inc. ..............................................        89,775
     20,800   International Paper Co. ....................................     1,050,400
      7,300   Mead Corp. .................................................       304,775
        600   Smurfit Stone Container Corp. ..............................        12,337
----------------------------------------------------------------------------------------
                                                                               1,457,287
----------------------------------------------------------------------------------------
PHARMACEUTICAL -- 0.4%
        300   Alpharma Inc., Class A Shares...............................        10,668
        200   Andrx Corp. (a).............................................        15,425
        900   Enzon, Inc. (a).............................................        18,618
        100   Icon PLC ADR (a)............................................         1,962
        800   Liposome Co. Inc. (a).......................................        15,300
        500   Millennium Pharmaceuticals, Inc. (a)........................        18,000
        300   QLT PhotoTherapeutics Inc. .................................        16,500
      9,600   Sepracor Inc. (a)...........................................       780,000
----------------------------------------------------------------------------------------
                                                                                 876,473
----------------------------------------------------------------------------------------
PRINT, PUBLISHING & BROADCAST -- 0.1%
      4,100   Grupo Televisa S.A. (a).....................................       183,731
----------------------------------------------------------------------------------------
PUBLISHING - NEWSPAPER -- 0.0%
        400   Big Flower Holdings, Inc. (a)...............................        12,750
----------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 0.0%
        400   Starwood Hotels & Resorts Worldwide, Inc. ..................        12,225
----------------------------------------------------------------------------------------
RESTAURANT -- 0.0%
        500   Applebee's International, Inc. .............................        15,062
        400   Brinker International, Inc. (a).............................        10,875
        300   CEC Entertainment Inc. (a)..................................        12,675
        220   CKE Restaurants, Inc. ......................................         3,575

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                 SECURITY                                 VALUE
------------------------------------------------------------------------------------------
RESTAURANT -- 0.0% (CONTINUED)
        400   IHOP Corp. (a).                                               $      9,625
        200   Papa John's International, Inc. (a).........................         8,937
----------------------------------------------------------------------------------------
                                                                                  60,749
----------------------------------------------------------------------------------------
RETAIL -- 0.3%
      6,400   Abercrombie & Fitch Co., Class A Shares (a).................       307,200
        300   AnnTaylor Stores Corp. (a)..................................        13,500
        325   Bebe Stores, Inc. (a).......................................        11,050
      6,900   Gap, Inc. ..................................................       347,587
        945   Intimate Brands, Inc. ......................................        44,769
        300   Linens 'N Things Inc. (a)...................................        13,125
        410   Talbots, Inc. ..............................................        15,631
----------------------------------------------------------------------------------------
                                                                                 752,862
----------------------------------------------------------------------------------------
RETAIL - DEPARTMENT STORES -- 0.0%
        250   Consolidated Stores Corp. (a)...............................         6,750
----------------------------------------------------------------------------------------
RETAIL - SPECIALTY -- 1.9%
      1,400   AutoNation, Inc. (a)........................................        24,937
      6,600   Best Buy Co., Inc. (a)......................................       445,500
        500   Boise Cascade Office Products Corp. (a).....................         5,875
      1,200   CompUSA, Inc. (a)...........................................         8,925
        300   CSK Auto Corp (a)...........................................         8,100
        600   General Nutrition Cos., Inc., Class A Shares (a)............        13,987
        400   Group 1 Automotive Inc. ....................................         8,450
        200   Henry Schein Inc. ..........................................         6,337
        300   Insight Enterprises, Inc. ..................................         7,425
     17,400   Micro Warehouse Inc. (a)....................................       311,025
    147,250   Office Depot Inc. (a).......................................     3,248,703
      8,200   Staples Inc. (a)............................................       253,687
        200   Tiffany & Co. ..............................................        19,300
        200   Tommy Hilfiger Corp. (a)....................................        14,700
----------------------------------------------------------------------------------------
                                                                               4,376,951
----------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.0%
        400   PMC-Sierra, Inc. (a)........................................        23,575
----------------------------------------------------------------------------------------
SOFTWARE -- 0.1%
        200   Aspen Technology, Inc. (a)..................................         2,350
        300   Aware, Inc. (a).............................................        13,837
      1,000   Inktomi Corp. (a)...........................................       130,562
        700   Metamor Worldwide, Inc. (a).................................        16,844
----------------------------------------------------------------------------------------
                                                                                 163,593
----------------------------------------------------------------------------------------
SPORTING GOODS -- 0.0%
      1,000   Callaway Golf Co. ..........................................        14,626
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                 SECURITY                                 VALUE
------------------------------------------------------------------------------------------
TECHNOLOGY -- 0.6%
        300   Applied Micro Circuits Corp. (a)............................  $     24,675
        400   Credence Systems Corp. (a)..................................        14,850
        300   Electronics for Imaging, Inc. (a)...........................        15,412
        300   Harmonic Inc. (a)...........................................        17,231
     18,450   Learning Tree International, Inc. (a).......................       201,796
        300   MIPS Technology Inc. .......................................        14,381
      5,700   Uniphase Corp. (a)..........................................       946,200
        700   U.S. Satellite Broadcasting Co. (a).........................        12,597
      1,800   Vantive Corp. ..............................................        20,587
      2,400   Waters Corp. (a)............................................       127,500
----------------------------------------------------------------------------------------
                                                                               1,395,229
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 17.9%
      7,500   ADC Telecommunications, Inc. (a)............................       341,718
        700   Amdocs Ltd. (a).............................................        15,925
        300   Centennial Cellular Corp., Class A Shares (a)...............        10,687
        700   CommNet Cellular Inc. (a)...................................        18,375
        200   Copper Mountain Networks, Inc. (a)..........................        15,450
     56,900   Ericsson LM Telephone ADR...................................     1,874,143
     61,300   Global TeleSystems Group, Inc. (a)..........................     4,965,300
      9,100   Intermedia Communications, Inc. (a).........................       273,000
        700   ITC DeltaCom, Inc. (a)......................................        19,600
        300   L-3 Communications Holdings Inc. (a)........................        14,493
     33,000   Lucent Technologies Inc. ...................................     2,225,437
      3,500   Manugistics Group, Inc. (a).................................        50,750
     62,200   MediaOne Group, Inc. (a)....................................     4,626,125
     44,900   Motorola, Inc. .............................................     4,254,275
     19,300   Nextel Communications Inc. (a)..............................       968,618
     42,000   Nortel Networks Corp. ......................................     3,167,419
     14,900   NTL Inc. (a)................................................     1,284,193
      1,200   Omnipoint Corp. ............................................        34,725
        500   Power Wave Technologies, Inc. ..............................        16,125
      1,000   Premiere Technologies Inc. .................................        11,500
     46,600   QUALCOMM, Inc. (a)..........................................     6,687,100
        200   Redback Networks (a)........................................        25,112
        210   RF Micro Devices Inc. (a)...................................        15,671
      5,300   SK Telecom Co. LTD ADR......................................        90,100
     64,500   Sprint Corp. ...............................................     3,406,406
     58,500   Sprint Corp. (PCS)..........................................     3,341,812
      6,900   ST Micoelectronics N.V. ....................................       478,687
      8,100   Talk.com Inc. ..............................................        91,125
      2,400   Tekelec (a).................................................        29,250
     21,800   Telecomuncacoes Brasileiras S.A. ADR (a)....................         1,362
        700   Time Warner Telecom Inc. ...................................        20,300
     13,800   Vodafone AirTouch PLC.......................................     2,718,600

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                 SECURITY                                 VALUE
------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 17.9% (CONTINUED)
        400   VoiceStream Wireless Corp. (a).                               $     11,375
        400   Western Wireless Corp., Class A Shares (a)..................        10,800
----------------------------------------------------------------------------------------
                                                                              41,115,558
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 0.2%
     10,200   Scientific-Atlanta, Inc. ...................................       367,200
----------------------------------------------------------------------------------------
TELEPHONE -- 1.3%
      8,700   ALLTEL Corp.................................................       622,050
     19,200   CenturyTel, Inc.............................................       763,200
     18,100   Cinncinnati Bell Inc........................................       451,368
     13,150   Covad Communications Group, Inc.............................       701,060
        800   Hyperion Telecommunications, Inc., Class A Shares (a).......        15,050
      5,800   Rhythms NetConnections Inc..................................       338,575
      1,900   WinStar Communications, Inc. (a)............................        92,625
----------------------------------------------------------------------------------------
                                                                               2,983,928
----------------------------------------------------------------------------------------
TELEPHONE - COMMUNICATIONS -- 6.4%
        700   ACT Networks, Inc. (a)......................................        11,943
     54,200   Frontier Corp...............................................     3,197,800
    130,831   MCI Worldcom, Inc. (a)......................................    11,284,173
        220   Optical Coating Laboratory Inc..............................        18,397
      2,500   Viatel Inc..................................................       140,312
----------------------------------------------------------------------------------------
                                                                              14,652,625
----------------------------------------------------------------------------------------
TELEVISION -- 1.8%
        300   Hearst-Argyle Television, Inc. (a)..........................         7,200
    127,000   Qwest Communications International Inc. (a).................     4,198,937
        320   TCA Cable TV, Inc...........................................        17,760
----------------------------------------------------------------------------------------
                                                                               4,223,897
----------------------------------------------------------------------------------------
TEXTILES - APPAREL MANUFACTURING -- 0.0%
        600   Lands' End, Inc. (a)........................................        29,100
        450   Quiksilver Inc..............................................        11,728
----------------------------------------------------------------------------------------
                                                                                  40,828
----------------------------------------------------------------------------------------
TRANSPORTATION -- 2.6%
        300   Atlas Air, Inc. (a).........................................         9,675
        330   SkyWest Inc.................................................         8,229
     81,200   Time Warner, Inc............................................     5,968,200
----------------------------------------------------------------------------------------
                                                                               5,986,104
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                 SECURITY                                 VALUE
------------------------------------------------------------------------------------------
UTILITIES -- 0.5%
     11,900   AES Corp. (a)...............................................  $    691,687
     13,300   Diamond Offshore Drilling, Inc..............................       377,387
----------------------------------------------------------------------------------------
                                                                               1,069,074
----------------------------------------------------------------------------------------
              TOTAL STOCK (Cost -- $153,973,210)..........................   208,889,804
----------------------------------------------------------------------------------------
   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 9.3%
$13,800,000   Federal Home Loan Mortgage Discount Note, 4.600% due
              7/1/99......................................................    13,800,000
  7,600,000   Federal Home Loan Mortgage Discount Note, 5.030% due
              7/8/99......................................................     7,592,566
----------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost -- $21,392,566).....    21,392,566
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $175,365,776*)...........  $230,282,370
----------------------------------------------------------------------------------------

(a) Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING+                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 95.6%
---------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 0.4%
$  175,000   B-         Anteon Corp., Sr. Sub. Notes 12.000% due 5/15/09 (a)........    $   174,125
---------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 3.6%
   200,000   B-         Accuride Corp., Sr. Sub. Notes, 9.250% due 2/1/08...........        192,000
   200,000   B-         Aftermarket Technology Corp., Sr. Sub. Notes, 12.000% due
                          8/1/04....................................................        210,500
   225,000   B          American Axle & Manufacturing Inc., Company Guaranteed
                          Notes, 9.750% due 3/1/09..................................        225,563
   200,000   B          Collins Aikman Products Co., Company Guaranteed, 11.500% due
                          4/15/06...................................................        204,000
   150,000   B-         HDA Parts System Inc., Sr. Sub. Notes, 12.000% due 8/1/05
                          (a).......................................................        151,500
   200,000   B-         J.L. French Auto Casting, Sr. Sub. Notes, 11.500% due
                          6/1/09....................................................        202,500
                        Lear Corp., Sub. Notes:
   100,000   BB-          9.500% due 7/15/06........................................        108,125
   250,000   BB-          8.110% due 5/15/09 (a)....................................        239,375
   200,000   B          Motor Coach Industries Ltd., Company Guaranteed Notes,
                          11.250% due 5/1/09 (a)....................................        200,000
---------------------------------------------------------------------------------------------------
                                                                                          1,733,563
---------------------------------------------------------------------------------------------------
BANKING -- 0.7%
   350,000   BB+        GS Escrow Corp., Sr. Sub. Notes, 7.125% due 8/1/05..........        338,626
---------------------------------------------------------------------------------------------------
BEVERAGE & TOBACCO -- 0.7%
   100,000   B+         Canandaigua Brand Inc., Company Guaranteed Notes, 8.500% due
                          3/1/09....................................................         97,250
   125,000   BB+        Dimon Inc., Sr. Notes, 8.875% due 6/1/06....................        114,532
   100,000   B          National Wine & Spirits Holdings Corp., Sr. Notes, 10.125%
                          due 1/15/09 (a)...........................................        103,000
---------------------------------------------------------------------------------------------------
                                                                                            314,782
---------------------------------------------------------------------------------------------------
BROADCASTING, RADIO, CABLE & TV -- 7.0%
   250,000   B-         ACME Television LLC Financial Corp., Sr. Discount Notes,
                          11.028% due 9/30/04.......................................        205,625
   225,000   B3*        Big City Radio Inc., Company Guaranteed Notes, 13.012% due
                          3/15/05...................................................        160,875
   100,000   B-         Capstar Broadcasting Corp., Sr. Sub. Notes, 9.250% due
                          7/1/07....................................................        103,500
                        Chancellor Media Corp.:
    50,000   B          Company Guaranteed Notes, 10.500% due 1/15/07...............         54,500
   100,000   B            Sr. Sub. Notes, 9.375% due 10/1/04........................        103,000
   650,000   B            Sr. Sub. Notes, 8.125% due 12/15/07.......................        633,750
   425,000   B            Sr. Sub. Notes, 9.000% due 10/1/08........................        434,562
   200,000   CCC+       Cumulus Media Inc., Company Guaranteed Notes, 10.375% due
                          7/1/08....................................................        211,000
   500,000   B          Fox/Liberty Networks LLC Inc., Sr. Discount Notes, 9.750%
                          due 8/15/07...............................................        397,500
   125,000   B          Lamar Advertising Co., Company Guaranteed Notes, 8.625% due
                          9/15/07...................................................        125,625
   350,000   B          Outdoor Systems Inc., Sr. Sub. Notes, 8.875% due 6/15/07....        364,876
                        Sinclair Broadcast Group Inc., Sr. Sub. Notes:
    50,000   B            10.000% due 9/30/04.......................................         48,875
   100,000   B            9.000% due 7/15/07........................................        104,500
   425,000   B            8.750% due 12/15/07.......................................        417,563
---------------------------------------------------------------------------------------------------
                                                                                          3,365,751
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING+                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
BUILDING & DEVELOPMENT -- 1.3%
$  100,000   B          American Builders & Contractors, Sr. Sub. Notes, 10.625% due
                          5/15/07...................................................    $    94,250
   100,000   BB         Building Materials Corp., Sr. Notes, 8.000% due 10/15/07....         95,875
   200,000   B-         Falcon Building Products, Inc., Company Guaranteed Notes,
                          step bond to yield 12.615% due 6/15/07....................        133,000
   150,000   B-         Formica Corp., Sr. Sub. Notes, 10.875% due 3/1/09 (a).......        147,000
    50,000   B-         Juno Lighting Inc., Sr. Sub. Notes, 11.875% due 7/1/09
                          (a).......................................................         50,500
   125,000   B          NCI Building Systems Inc., 9.125% due 5/1/09 (a)............        125,000
---------------------------------------------------------------------------------------------------
                                                                                            645,625
---------------------------------------------------------------------------------------------------
BUSINESS EQUIPMENT & SERVICES -- 2.0%
   150,000   BB-        Avis Rent a Car Inc., Sr. Sub. Notes, 11.000% due 5/1/09
                          (a).......................................................        150,563
   175,000   B-         Dialog Corp. PLC, Sr. Sub. Notes, 11.000% due 11/15/07......        162,750
                        Fisher Scientific International Inc., Sr. Sub. Notes:
   150,000   B-           9.000% due 2/1/07.........................................        142,500
   275,000   B-           9.000% due 2/1/08.........................................        261,250
    33,000   B          United Stationers Inc., Sr. Sub. Notes, 12.750% due
                          5/1/05....................................................         36,630
   300,000   CCC+       U.S. Office Products Co., Company Guaranteed Notes, 9.750%
                          due 6/15/08...............................................        193,500
---------------------------------------------------------------------------------------------------
                                                                                            947,193
---------------------------------------------------------------------------------------------------
CABLE TELEVISION -- 10.4%
   350,000   B+         Charter Communications Holdings LLC, Sr. Discount Notes,
                          step bond to yield, 9.649% due 4/1/11 (a).................        217,875
                        CSC Holdings Inc., Sr. Sub. Notes:
   300,000   BB-          9.250% due 11/1/05........................................        320,250
   250,000   BB-          9.875% due 2/15/13........................................        270,625
   125,000   B-         Diamond Cable Communications PLC, Sr. Discount Notes, step
                          bond to yield 9.900% due 2/15/07..........................         96,875
   150,000   B-         Diamond Holdings PLC, Company Guaranteed Notes, 9.125% due
                          2/1/08....................................................        150,750
   100,000   NR         Diva Systems Corp., Sr. Discount Notes, step bond to yield
                          12.020% due 3/15/04 (b)...................................         33,875
   450,000   B          Echostar DBS Corp., Sr. Notes, 9.375% due 2/1/09 (a)........        460,125
                        Lenfest Communications, Inc.:
   150,000   BB+          Sr. Notes, 8.375% due 11/1/05.............................        156,750
   100,000   BB-          Sr. Sub. Notes, 8.250% due 2/15/08........................        105,500
                        NTL Inc., Sr. Notes, step bond to yield:
   375,000   B-           10.564% due 2/1/06........................................        318,750
   850,000   B-           10.885% due 4/1/08........................................        583,313
   475,000   B-           10.564% due 10/1/08.......................................        324,187
   425,000   B-         Pegasus Communications Corp., Sr. Notes, 9.625% due
                          10/15/05..................................................        417,563
   200,000   B-         RCN Corp., Sr. Discount Notes, step bond to yield 12.698%
                          due 10/15/07..............................................        134,500
   350,000   BB+        Rogers Cable Systems Inc., Sr. Notes, 10.000% due 3/15/05...        378,000
                        Telewest Communications PLC, Sr. Notes:
    50,000   B+           11.250% due 11/1/08 (a)...................................         57,000
   675,000   B+           Step bond to yield 10.758% due 10/1/07....................        602,438
   275,000   B          UIH Australia Inc., Sr. Discount Notes, step bond to yield
                          14.353% due 5/15/06.......................................        184,937

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING+                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
CABLE TELEVISION -- 10.4% (CONTINUED)
$  275,000   B          United International Holdings, Sr. Discount Notes, step bond to yield
                          10.647% due 2/15/08............................................        $   182,875
------------------------------------------------------------------------------------------------------------
                                                                                                   4,996,188
------------------------------------------------------------------------------------------------------------
CHEMICALS & PLASTICS -- 4.1%
                        Buckeye Cellulose Corp., Sr. Sub. Notes:
    75,000   BB-          8.500% due 12/15/05...........................................              75,750
   100,000   BB-          9.250% due 9/15/08............................................             105,375
   250,000   B2*        Huntsman Corp., Sr. Sub. Notes, 9.500% due 7/1/07...............             240,000
   175,000   B+         Huntsman ICI Chemicals, Sr. Sub. Notes, 10.125% due 7/1/09 (a)...            175,875
   225,000   BB-        ISP Holdings Inc., Sr. Notes, 9.000% due 10/15/03...............             226,125
   350,000   B+         Lyondell Chemical Co., Sr. Sub. Notes, 10.875% due 5/1/09 (a)...             364,876
                        Polymer Group, Inc., Company Guaranteed Notes:
   225,000   B            9.000% due 7/1/07.............................................             220,500
   300,000   B            8.750% due 3/1/08.............................................             291,000
                        Sterling Chemicals Inc., Sr. Sub. Notes:
   150,000   B            11.750% due 8/15/06...........................................             115,500
    50,000   B            Step bond to yield 12.485% due 8/15/08........................              17,500
   150,000   B          Texas Petrochemical Corp., Sr. Sub. Notes, 11.125% due 7/1/06...             136,125
------------------------------------------------------------------------------------------------------------
                                                                                                   1,968,626
------------------------------------------------------------------------------------------------------------
CLOTHING & TEXTILES -- 1.3%
   150,000   B-         Collins & Aikman Corp., Sr. Sub. Notes, 10.000% due 1/15/07.....             151,500
   150,000   B-         Gear For Sports Inc., Sr. Sub. Notes, 9.625% due 3/1/07.........             132,000
    50,000   B-         Glenoit Corp., Company Guaranteed Notes, 11.000% due 4/15/07....              44,000
                        Pillowtex Corp., Company Guaranteed Notes:
   150,000   B+           10.000% due 11/15/06..........................................             151,875
   175,000   B+           9.000% due 12/15/07...........................................             168,875
------------------------------------------------------------------------------------------------------------
                                                                                                     648,250
------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 0.2%
   100,000   B+         Coinmach Corp., Sr. Notes, 11.750% due 11/15/05.................             109,000
------------------------------------------------------------------------------------------------------------
CONGLOMERATES -- 0.5%
   250,000   B-         Eagle Picher Industries, Inc., Sr. Sub. Notes, 9.375% due 3/1/08...          244,063
------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 4.7%
   200,000   B-         Albecca Inc., Company Guaranteed Notes, 10.750% due 8/15/08.....             168,000
   100,000   B+         American Safety Razor Co., Sr. Sub. Notes, 9.875% due 8/1/05....             101,000
   175,000   B-         Amscan Holdings Inc., Sr. Sub. Notes, 9.875% due 12/15/07.......             145,687
   150,000   B-         The Boyds Collection, Ltd., Sr. Sub. Notes, 9.000% due 5/15/08 (a)...        147,750
   275,000   B-         Chattem Inc., Company Guaranteed Notes, 8.875% due 4/1/08.......             272,250
    50,000   CCC+       Diamond Brands Operating, Company Guaranteed Notes, 10.125% due
                          4/15/08.......................................................              44,937
   100,000   B+         NBTY Inc., Sr Sub Notes, 8.625% due 9/15/07.....................              88,625
   250,000   B          Playtex Family Products Corp., Sr. Sub. Notes, 9.000% due 12/15/03...        254,375
   500,000   B-         Revlon Consumer Products., Sr. Sub. Notes, 8.625% due 2/1/08....             467,500
   125,000   B-         Sealy Mattress Co., Sr. Sub. Notes, 9.875% due 12/15/07.........             125,468
   100,000   B-         Simmons Co., Sr. Sub. Notes, 10.250% due 3/15/09 (a)............             102,000
   100,000   B-         True Temper Sports Inc., Sr. Sub. Notes, 10.875% due 12/1/08 (a)...           85,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING+                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 4.7% (CONTINUED)
$  100,000   B-         United Industries Corp., Sr. Sub. Notes, 9.875% due 4/1/09 (a).    $    95,000
   150,000   B-         Volume Service America, Sr. Sub. Notes, 11.250% due 3/1/09
                          (a)........................................................          175,125
------------------------------------------------------------------------------------------------------
                                                                                             2,273,217
------------------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 1.2%
   425,000   B          Crown Castle International Corp., Sr. Discount Notes, step bond
                          to yield 10.068% due 5/15/11...............................          248,625
   175,000   B          Sitel Corp., Company Guaranteed Notes, 9.250% due 3/15/06....          167,343
   150,000   B+         URS Corp., Sr. Sub. Notes, 12.250% due 5/1/09 (a)............          150,375
------------------------------------------------------------------------------------------------------
                                                                                               566,343
------------------------------------------------------------------------------------------------------
CONTAINERS -- 0.5%
   100,000   B-         Russell-Stanley Holdings Inc., Sr. Sub. Notes, 10.875% due
                          2/15/09 (a)................................................           97,750
   150,000   B-         Tekni-Plex Inc., Sr. Sub. Notes, 9.250% due 3/1/08...........          145,500
------------------------------------------------------------------------------------------------------
                                                                                               243,250
------------------------------------------------------------------------------------------------------
ECOLOGICAL SERVICES & EQUIPMENT -- 1.4%
   700,000   BB-        Allied Waste North America, Company Guaranteed Notes, 7.625%
                          due 1/1/06.................................................          652,750
------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.8%
   100,000   BB         CMS Energy Corp., Sr. Notes, 7.500% due 1/15/09..............           95,250
   250,000   BB+        El Paso Electric Co., 1st Mortgage, 9.400% due 5/1/11........          286,562
------------------------------------------------------------------------------------------------------
                                                                                               381,812
------------------------------------------------------------------------------------------------------
ELECTRONICS -- 1.3%
    75,000   B-         Cherokee International, Sr. Sub. Notes, 10.500% due 5/1/09
                          (a)........................................................           75,187
   475,000   B-         Telecomm Techniques Co., Company Guaranteed Notes, 9.750% due
                          5/15/08....................................................          477,375
   100,000   B-         Viasystems Inc., Sr. Sub. Notes, 9.750% due 6/1/07...........           87,750
------------------------------------------------------------------------------------------------------
                                                                                               640,312
------------------------------------------------------------------------------------------------------
FOOD PRODUCTS -- 2.5%
   250,000   B          Agrilink Foods Inc., Sr. Sub. Notes, 11.875% due 11/1/08 (a)...        258,750
   100,000   B+         Aurora Foods Inc., Sr. Sub. Notes, 8.750% due 7/1/08.........          104,250
   300,000   CCC+       Eagle Family Foods, Company Guaranteed, 8.750% due 1/15/08...          274,500
   350,000   B-         International Home Foods, Inc., Company Guaranteed Notes,
                          10.375% due 11/1/06........................................          378,438
   175,000   B-         Triarc Consumer Products Group, Sr. Notes, 10.250% due 2/15/09
                          (a)........................................................          169,312
------------------------------------------------------------------------------------------------------
                                                                                             1,185,250
------------------------------------------------------------------------------------------------------
FOOD SERVICES -- 1.7%
   150,000   B          Advantica Restaurant Group Inc., Sr. Notes, 11.125% due
                          1/15/08....................................................          143,625
   375,000   B-         Ameriserve Food Distribution Inc., Company Guarantee, 10.125%
                          due 7/15/07................................................          318,750
   100,000   B-         Carrols Corp., Sr. Sub. Notes, 9.500% due 12/1/08............           95,750
   200,000   B-         Dominos Inc., Sr. Sub. Notes, 10.375% due 1/15/09............          204,000
   100,000   B-         Nebco Evans Holding Co., Sr. Discount Notes, step bond to yield
                          10.820% due 7/15/07........................................           50,000
------------------------------------------------------------------------------------------------------
                                                                                               812,125
------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING+                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
FOREST PRODUCTS -- 0.7%
$  175,000   B          Packaging Corp. of America, Sr. Sub. Notes, 9.625% due
                          4/1/09....................................................    $   176,750
   175,000   B-         Stone Container Corp., Sr. Sub. Debentures, 10.750% due
                          4/1/02....................................................        175,656
---------------------------------------------------------------------------------------------------
                                                                                            352,406
---------------------------------------------------------------------------------------------------
HEALTH CARE -- 3.7%
   250,000   B-         Alliance Imaging Inc., Sr. Sub. Notes, Callable 12/15/01,
                          9.625% due 12/15/05.......................................        248,437
   250,000   B-         Dade International Inc., Sr. Sub. Notes, 11.125% due
                          5/1/06....................................................        270,937
   100,000   B-         Everest Healthcare Services, Company Guaranteed, 9.750% due
                          5/1/08....................................................        101,625
   225,000   CCC+       Genesis Health Ventures, Inc., Sr. Sub. Notes: 9.875% due
                          1/15/09...................................................        184,750
   125,000   B-         Kinetic Concepts, Inc., Company Guaranteed, 9.625% due
                          11/1/07...................................................        115,312
                        Tenet Healthcare Corp., Sr. Notes:
   300,000   BB+          8.000% due 1/15/05........................................        294,000
   100,000   BB+          7.625% due 6/1/08.........................................         93,500
   400,000   BB+          8.125% due 12/1/08........................................        386,001
   100,000   B-         Triad Hospitals Holdings, Sr. Sub. Notes, 11.000% due
                          5/15/09 (a)...............................................        102,000
---------------------------------------------------------------------------------------------------
                                                                                          1,796,562
---------------------------------------------------------------------------------------------------
HOTELS/MOTELS -- 1.8%
   250,000   B-         Florida Panthers Holdings, Company Guaranteed Notes, 9.875%
                          due 4/15/09...............................................        240,000
                        HMH Properties Inc.:
   300,000   BB           Sr. Notes, 8.450% due 12/1/08.............................        285,000
   350,000   BB           Sr. Sub. Notes, 7.875% due 8/1/08.........................        322,000
---------------------------------------------------------------------------------------------------
                                                                                            847,000
---------------------------------------------------------------------------------------------------
INDUSTRIAL PRODUCTS & EQUIPMENT -- 3.6%
   225,000   B-         Amphenol Corp., Sr. Sub. Notes, Callable 5/15/02, 9.875% due
                          5/15/07...................................................        230,343
   150,000   B-         Continental Global Group, Sr. Notes, 11.000% due 4/1/07.....        133,312
   150,000   B          Euramax International PLC, Sr. Sub. Notes, 11.250% due
                          10/1/06...................................................        156,000
   175,000   B+         Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09 (a)........        176,093
   100,000   B-         International Utility Structures, Sr. Sub. Notes, 10.750%
                          due 2/1/08................................................        100,750
   175,000   B-         ISG Resources Inc., Sr. Sub. Notes, 10.000% due 4/15/08.....        179,593
    50,000   B          Johnstown America Industries, Company Guaranteed, 11.750%
                          due 8/15/05...............................................         53,375
   225,000   B-         MMI Products Inc., Sr. Sub. Notes, 11.250% due 4/15/07......        232,312
   150,000   B-         Neenah Corp., 11.125% due 5/1/07............................        148,687
   325,000   B          Wesco Distribution Inc., Company Guaranteed Notes, 9.125%
                          due 6/1/08................................................        316,063
---------------------------------------------------------------------------------------------------
                                                                                          1,726,528
---------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT -- 2.9%
   308,000   CCC        AMF Bowling Worldwide Inc., Sr. Sub. Discount Notes, step
                          bond to yield 13.034% due 3/15/01.........................        190,960
   100,000   B          Loews Cineplex Entertainment, Sr. Sub. Notes, 8.875% due
                          8/1/08....................................................         97,250
                        Premier Parks Inc.:
   825,000   B-           Sr. Discount Notes, step bond to yield 10.000% due 4/1/08.        561,001
   150,000   B-           Sr. Notes, 10.089% due 6/15/07............................        152,250
   425,000   B          Regal Cinemas Inc., Sr. Sub. Notes, 9.500% due 6/1/08.......        398,438
---------------------------------------------------------------------------------------------------
                                                                                          1,399,899
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING+                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
MACHINERY & EQUIPMENT -- 2.9%
$   35,000   B-         Alvey Systems Inc., Sr. Sub. Notes, 11.325% due 1/31/03.....    $    35,262
   150,000   B+         Clark Material Holdings Corp., Company Guaranteed Notes,
                          10.750% due 11/15/06......................................        133,500
    50,000   B          Columbus McKinnon Corp., Company Guaranteed Notes, 8.500%
                          due 4/1/08................................................         48,750
   175,000   B-         Fairchild Corp., Company Guaranteed Notes, 10.750% due
                          4/15/09 (a)...............................................        172,375
                        National Equipment Services Inc., Sr. Sub. Notes:
   100,000   B            Series A, 10.000% due 11/30/04............................        102,000
   250,000   B            Series D, 10.000% due 11/30/04............................        255,000
   200,000   B          Nationsrent Inc., Company Guaranteed, 10.375% due
                          12/15/08..................................................        198,500
                        United Rentals Inc., Sr. Sub. Notes:
   250,000   BB-          9.250% due 1/15/09........................................        248,750
   200,000   BB-          9.000% due 4/1/09 (a).....................................        198,000
---------------------------------------------------------------------------------------------------
                                                                                          1,392,137
---------------------------------------------------------------------------------------------------
METALS & MINING -- 1.0%
   250,000   B          AEI Holdings Co. Inc., 10.500% due 12/15/05 (a).............        245,000
   150,000   B-         AEI Resources Inc., Sr. Sub. Notes, 11.500% due 12/15/06
                          (a).......................................................        148,125
   125,000   BB-        Murrin Murrin Holding Property, Sr. Notes, 9.375% due
                          8/31/07...................................................        110,312
---------------------------------------------------------------------------------------------------
                                                                                            503,437
---------------------------------------------------------------------------------------------------
OIL & GAS -- 3.6%
   200,000   B-         Chiles Offshore Corp.. LLC/FIN, Company Guaranteed Notes,
                          10.000% due 5/1/08........................................        166,000
   100,000   B          Comstock Resources Inc., Sr. Notes, 11.250% due 5/1/07
                          (a).......................................................        102,250
   200,000   CCC        Continental Resources, Inc., Notes, 10.250% due 8/1/08......        150,000
   250,000   D          Dailey International Inc., Company Guaranteed Notes, 9.500%
                          due 5/15/08...............................................        162,500
   200,000   B          Houston Exploration Co., Sr. Sub. Notes, 8.625% due
                          1/1/08....................................................        195,000
   175,000   B+         Nuevo Energy Co., Company Guaranteed Notes, 8.875% due
                          6/1/08....................................................        168,437
   125,000   B+         Pogo Producing Co., Sr. Sub. Notes, 10.375% due 2/15/09.....        130,000
   275,000   BB         Pride International Inc., Sr. Notes, 9.375% due 5/1/07......        273,625
   150,000   B+         R&B Falcon Corp., Sr. Notes, 12.250% due 3/15/06 (a)........        153,562
   100,000   BB-        RBF Finance Co., Company Guaranteed Notes, 11.375% due
                          3/15/09 (a)...............................................        103,500
   225,000   B          Universal Compress Inc., Sr. Discount Notes, 9.822% due
                          2/15/08...................................................        146,250
---------------------------------------------------------------------------------------------------
                                                                                          1,751,124
---------------------------------------------------------------------------------------------------
PUBLISHING & PRINTING -- 1.6%
   125,000   B          Cadmus Communications Corp., Sr. Sub. Notes, 9.750% due
                          6/1/09....................................................        125,468
   300,000   B+         Garden State Newspapers, Sr. Sub. Notes, 8.750% due
                          10/1/09...................................................        285,000
                        Hollinger International Publishing Inc.:
   175,000   BB-          9.250% due 3/15/07........................................        178,937
    50,000   BB-          Company Guaranteed Notes, 9.250% due 2/1/06...............         51,125
   150,000   B          Ziff-Davis Inc., Sr. Sub. Notes, 8.500% due 5/1/08..........        140,250
---------------------------------------------------------------------------------------------------
                                                                                            780,780
---------------------------------------------------------------------------------------------------
RETAIL -- 0.1%
   150,000   B-         Jitney-Jungle Stores of America, Inc., Company Guaranteed
                          Notes, 10.375% due 9/15/07................................         69,000
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING+                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
STEEL -- 0.7%
$  250,000   B          Metals USA Inc., Company Guaranteed Notes, 8.625% due
                          2/15/08...................................................    $   245,312
   100,000   BBB        Ryerson Tull Inc., Notes, 8.500% due 7/15/01................        102,000
---------------------------------------------------------------------------------------------------
                                                                                            347,312
---------------------------------------------------------------------------------------------------
SURFACE TRANSPORTATION -- 2.5%
   250,000   BB-        Allied Holdings Inc., Sr. Notes, Callable 10/1/02, 8.625%
                          due 10/1/07...............................................        244,062
   200,000   B+         Gearbull Holding Ltd., Sr. Notes, 11.250% due 12/1/04.......        204,000
   100,000   BB+        The Holt Group, Sr. Notes, 9.750% due 1/15/06 (a)...........         70,000
   100,000   B          Railworks Corp., Sr. Sub. Notes, 11.500% due 4/15/09 (a)....         99,000
                        Stena AB, Sr. Notes:
   275,000   BB           10.500% due 12/15/05......................................        276,719
   250,000   BB           8.750% due 6/15/07........................................        231,563
   100,000   B          Stena Line AB, Sr. Notes, 10.625% due 6/1/08................         75,000
---------------------------------------------------------------------------------------------------
                                                                                          1,200,344
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS & CELLULAR -- 23.0%
   200,000   CCC        American Cellular Corp., Sr. Notes, Callable 5/15/06,
                          10.500% due 5/15/08 (a)...................................        204,000
                        Call Net Enterprises Inc., Sr. Discount Notes:
   375,000   BB-          8.902% due 8/15/07........................................        255,000
   375,000   BB-          Step bond to yield 10.148% due 8/15/03....................        207,187
   175,000   BB-          Step bond to yield 8.902% due 5/15/04.....................         97,125
   200,000   CCC+       Centennial Cellular Corp., Sr. Notes, 10.750%, 12/15/08.....        207,000
   300,000   CCC+       Dolphin Telecom, PLC, Sr. Discount Notes, step bond to yield
                          13.419% due 5/15/09 (a)...................................        148,500
   100,000   NR         E. Spire Communications, Sr. Discount Notes, 10.798% due
                          4/1/06....................................................         63,000
   500,000   B          Hermes Europe Railtel BV, Sr. Notes, 11.500% due 8/15/07....        525,000
   275,000   B3*        ICG Holdings Inc., Company Guaranteed, step bond to yield
                          10.034% due 5/1/07........................................        220,000
                        Intermedia Communications Inc., Sr. Discount Notes:
   175,000   B            8.600% due 6/1/08.........................................        162,750
   450,000   B            Step bond to yield 10.425% due 9/15/05....................        321,750
   225,000   B            Step bond to yield 10.183% due 5/15/06....................        186,187
   250,000   CCC+         Step bond to yield 11.805% due 3/1/09.....................        143,750
   225,000   CCC+       IXC Communications Inc., Sr. Sub. Notes, 9.000% due
                          4/15/08...................................................        214,875
                        Level 3 Communications, Inc., Sr. Notes:
   925,000   B            9.125% due 5/1/08.........................................        913,438
   525,000   B            Step bond to yield 11.085% due 12/1/08....................        324,187
   725,000   B+         McLeod USA Inc., Sr. Discount Notes, step bond to yield
                          9.608% due 3/1/07.........................................        552,813
                        Metronet Communications:
    50,000   B            Sr. Notes, 12.000% due 8/15/07............................         57,625
   100,000   B            Sr. Notes, 10.625% due 11/1/08 (a)........................        112,500
   150,000   B            Sr. Sub. Notes, step bond to yield 12.990% due 11/1/07....        120,562
   525,000   B            Sr. Sub. Notes, step bond to yield 9.981% due 6/15/08.....        391,125

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING+                              SECURITY                                                VALUE
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS & CELLULAR -- 23.0% (CONTINUED)
$  375,000   B-         Millicom International Cellular SA, Sr. Sub. Discount Notes, step bond to yield
                          12.053% due 6/1/06.................................................              $   277,500
                        Nextel Communications:
   825,000   B-           Sr. Discount Notes, 10.748% due 9/15/07............................                  604,312
   525,000   B-           Sr. Sub. Notes, step bond to yield 10.003% due 2/15/08.............                  363,562
    75,000   B-         Nextel International Inc., Sr. Discount Notes, 12.125% due 4/15/08...                   37,687
   125,000   CCC+       Nextel Partners Inc., Sr. Discount Notes, step bond to yield
                          13.410% due 2/1/09 (a).............................................                   70,937
                        NEXTLINK Communications, Inc., Sr. Notes:
   100,000   B            9.625% due 10/1/07.................................................                   97,500
 1,050,000   B            12.197% due 10/1/07................................................                  614,250
   250,000   BB-        Orange PLC, Sr. Notes, 8.000% due 8/1/08.............................                  239,375
   225,000   B          Paging Network, Inc., Sr. Sub. Notes, 10.000% due 10/15/08...........                  164,250
   100,000   NR         Pathnet Inc., Sr. Notes, 12.250% due 4/15/08.........................                   58,000
                        PSInet Inc., Sr. Notes:
   350,000   B-           10.000% due 2/15/05................................................                  350,875
   100,000   B-           11.500% due 11/1/08................................................                  105,000
   700,000   BB+        Qwest Communications International Inc., Sr. Discount Notes, step bond to yield
                          8.378% due 10/15/07................................................                  539,000
   275,000   BB-        Rogers Cantel Inc., Sr. Sub. Notes, 8.800% due 10/1/07...............                  278,437
   100,000   B-         Tele1 Europe AB, 13.000% due 5/15/09.................................                  104,250
   425,000   CCC+       Telesystem International Wireless, Sr. Discount Notes, step bond to yield
                          12.970% due 6/30/07................................................                  225,250
                        Teligent Inc.:
   175,000   CCC          Sr. Discount Notes, 13.776% due 3/1/08.............................                  108,062
   350,000   CCC          Sr. Notes, 11.500% due 12/1/07.....................................                  359,625
   225,000   B3*        Tritel PCS Inc., Sr. Discount Notes, step bond to yield 12.259% due 5/15/09
                          (a)................................................................                  122,625
   425,000   B3*        Triton PCS Inc., Company Guaranteed Notes, step bond to yield
                          13.043% due 5/1/08.................................................                  275,187
   150,000   NR         US Xchange LLC, Sr. Notes, 15.000% due 7/1/08........................                  155,250
   100,000   B-         Verio Inc., Sr. Notes, 11.250% due 12/1/08...........................                  105,000
                        Viatel Inc.:
   275,000   Caa1*        Sr. Discount Notes, 12.774% due 4/15/08............................                  176,687
   100,000   Caa1*        Sr. Notes, 11.250% due 4/15/08 (a).................................                  100,750
   100,000   Caa1*        Sr. Notes, 11.500% due 3/15/09.....................................                  103,750
----------------------------------------------------------------------------------------------------------------------
                                                                                                            11,065,495
----------------------------------------------------------------------------------------------------------------------
UTILITIES -- 1.2%
   250,000   BB         Caithness Coso Funding Corp., Secured Notes, 9.050% due 12/15/09 (a)...                245,625
   450,000   BBB-       Niagara Mohawk Power Corp., Sr. Discount Notes, step bond to yield
                          8.075% due 7/1/10..................................................                  355,500
----------------------------------------------------------------------------------------------------------------------
                                                                                                               601,125
----------------------------------------------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS & NOTES (Cost -- $47,527,265)..................               46,074,000
----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                         FEDERATED HIGH YIELD PORTFOLIO

  SHARES                                          SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 2.4%
---------------------------------------------------------------------------------------------------
BROADCASTING, RADIO, CABLE & TV -- 0.9%
     1,000              Benedek Communications Corp., 11.500% Payment-in-Kind.......    $    95,000
       632              Capstar Broadcasting Partners, Sr. Preferred, 12.000%.......         74,389
       299              Capstar Communications Corp., Preferred 12.625%.............         35,880
     1,127              Cumulus Media Inc., Fixed, 13.750%..........................        118,102
     1,029              Sinclair Capital, 11.625%...................................        108,824
---------------------------------------------------------------------------------------------------
                                                                                            432,195
---------------------------------------------------------------------------------------------------
CABLE TELEVISION -- 0.1%
        63              Pegasus Communications, Payment-in-Kind, 12.750%............         67,170
---------------------------------------------------------------------------------------------------
FOOD SERVICES -- 0.1%
     1,144              Nebco Evans Holding Co., Payment-in-Kind, 11.250%...........         44,616
---------------------------------------------------------------------------------------------------
OIL & GAS DRILLING -- $0.2%
       750              R&B Falcon Corp., Payment-in-kind, 13.875%..................         77,250
---------------------------------------------------------------------------------------------------
PUBLISHING & PRINTING -- 0.9%
     1,500              Primedia Inc., 8.625%.......................................        144,000
     2,850              Primedia Inc., 9.200%.......................................        277,163
---------------------------------------------------------------------------------------------------
                                                                                            421,163
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS & CELLULAR -- 0.2%
       850              Nextel Communications, Payment-in-Kind, 11.125%.............         89,675
---------------------------------------------------------------------------------------------------
                        TOTAL PREFERRED STOCK (Cost -- $1,191,368)..................      1,132,069
---------------------------------------------------------------------------------------------------
WARRANTS (c) -- 0.0%
---------------------------------------------------------------------------------------------------
BROADCAST MEDIA -- 0.0%
       100              UIH Australia Pacific Inc., Expire 5/15/06..................            200
---------------------------------------------------------------------------------------------------
CABLE TELEVISION -- 0.0%
       300              Diva Systems Corp., Expire 3/1/08...........................          3,600
        50              Pegasus Communication Corp., Expire 1/1/07..................          3,000
---------------------------------------------------------------------------------------------------
                                                                                              6,600
---------------------------------------------------------------------------------------------------
CHEMICALS -- 0.0%
       100              Sterling Chemicals Holdings Inc., Expire 8/15/08............          1,500
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS & CELLULAR -- 0.0%
         3              Metronet Communications Corp., Class B, Expire 8/15/07......            412
       100              Pathnet Inc., Expire 5/15/08................................          1,000
---------------------------------------------------------------------------------------------------
                                                                                              1,412
---------------------------------------------------------------------------------------------------
                        TOTAL WARRANTS (Cost -- $23,300)............................          9,712
---------------------------------------------------------------------------------------------------
                        SUB-TOTAL INVESTMENTS (Cost-- $48,741,933)..................     47,215,781
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT                                          SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.0%
$  978,000              Chase Securities Inc., 4.800% due 7/1/99; Proceeds at
                          maturity -- $978,128;
                        (Fully collateralized by U.S. Treasury Notes, 6.125% due
                          8/15/07;
                        Market value -- $999,375) (Cost -- $978,000)................    $   978,000
---------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $49,719,933**)...........    $48,193,781
---------------------------------------------------------------------------------------------------

  + All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc.
 (a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 (b) Security has been issued with attached warrants.
 (c) Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is substantially the same.

    See page 48 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                           FEDERATED STOCK PORTFOLIO

  SHARES                               SECURITY                              VALUE
-------------------------------------------------------------------------------------
COMMON STOCK -- 95.5%
-------------------------------------------------------------------------------------
AEROSPACE -- 2.2%
     9,000   Allied Signal Inc. .........................................  $  567,000
     6,700   Northrop Grumman Corp. .....................................     444,293
-------------------------------------------------------------------------------------
                                                                            1,011,293
-------------------------------------------------------------------------------------
AIRLINES -- 0.5%
     8,157   KLM Royal Dutch Airlines....................................     232,985
-------------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT -- 1.0%
    18,700   Cooper Tire & Rubber Co. ...................................     441,787
-------------------------------------------------------------------------------------
AUTOMOTIVE -- 1.2%
     4,612   Delphi Automotive Systems Corp. ............................      85,610
     7,300   General Motors Corp. .......................................     481,800
-------------------------------------------------------------------------------------
                                                                              567,410
-------------------------------------------------------------------------------------
CONSUMER DURABLES -- 1.7%
     5,200   Eastman Kodak Co. ..........................................     352,300
    15,450   Hasbro, Inc. ...............................................     431,634
-------------------------------------------------------------------------------------
                                                                              783,934
-------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 1.3%
    10,700   Kimberly-Clark Corp. .......................................     609,900
-------------------------------------------------------------------------------------
CONTAINERS -- 0.8%
    12,700   Crown Cork & Seal Co., Inc. ................................     361,950
-------------------------------------------------------------------------------------
ELECTRIC - UTILITIES -- 5.0%
    16,900   Entergy Corp. ..............................................     528,125
     7,700   FPL Group, Inc. ............................................     420,612
    16,100   PG&E Corp. .................................................     523,250
    10,400   Public Services Enterprise Group, Inc. .....................     425,100
    14,200   Reliant Energy Inc. ........................................     392,275
-------------------------------------------------------------------------------------
                                                                            2,289,362
-------------------------------------------------------------------------------------
ELECTRONICS -- 1.4%
     6,440   Koninklijke Philips Electric NV.............................     649,636
-------------------------------------------------------------------------------------
ENTERTAINMENT -- 2.1%
    13,500   King World Productions, Inc. (a)............................     469,968
    11,600   Viacom Inc., Class A Shares (a).............................     511,850
-------------------------------------------------------------------------------------
                                                                              981,818
-------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                           FEDERATED STOCK PORTFOLIO

  SHARES                               SECURITY                              VALUE
-------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 8.9%
    34,000   ABB AB-Sponsored ADR (a)....................................  $  463,250
     8,500   Bank of America Corp. ......................................     623,157
     7,800   Bank One Co. ...............................................     464,587
    10,815   Bear, Stearns & Cos. Inc. ..................................     505,601
    23,200   The CIT Group, Inc. ........................................     669,900
     6,400   MBIA, Inc. .................................................     414,400
     5,000   Morgan Stanley Dean Witter & Co. ...........................     512,500
    12,100   Washington Mutual, Inc. ....................................     428,037
-------------------------------------------------------------------------------------
                                                                            4,081,432
-------------------------------------------------------------------------------------
FOOD -- 3.3%
    22,840   Archer-Daniels-Midland Co. .................................     352,592
    13,200   Nabisco Group Holdings Corp. ...............................     258,225
    19,100   Sara Lee Corp. .............................................     433,331
     6,596   Unilever NV.................................................     460,071
-------------------------------------------------------------------------------------
                                                                            1,504,219
-------------------------------------------------------------------------------------
HEALTH CARE -- 10.3%
    11,500   Abbott Labs, Inc. ..........................................     523,250
     7,300   Baxter International Inc. ..................................     442,563
    44,200   Beverly Enterprises, Inc. (a)...............................     356,362
    11,600   Bristol-Myers Squibb & Co. .................................     817,075
    36,300   Healthsouth Corp. (a).......................................     542,231
     6,800   Merck & Co., Inc. ..........................................     503,200
    14,200   Pharmacia & Upjohn, Inc. ...................................     806,739
    11,900   United Healthcare Corp. ....................................     745,238
-------------------------------------------------------------------------------------
                                                                            4,736,658
-------------------------------------------------------------------------------------
INSURANCE -- 10.4%
     6,600   Allmerica Financial Corp. ..................................     401,362
    15,200   Allstate Corp. .............................................     545,300
    10,600   Cigna Corp. ................................................     943,400
    36,700   Conseco, Inc. ..............................................   1,117,058
     6,100   Hartford Financial Services Groups, Inc. ...................     355,707
     9,000   Lincoln National Corp. .....................................     470,812
     7,000   Loews Corp. ................................................     553,875
     5,400   Marsh & McLennan, Inc. .....................................     407,700
-------------------------------------------------------------------------------------
                                                                            4,795,214
-------------------------------------------------------------------------------------
MACHINERY -- 2.0%
     7,500   Deere & Co. ................................................     297,188
     9,400   Ingersoll-Rand Co. .........................................     607,475
-------------------------------------------------------------------------------------
                                                                              904,663
-------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                           FEDERATED STOCK PORTFOLIO

  SHARES                               SECURITY                              VALUE
-------------------------------------------------------------------------------------
MANUFACTURING -- 4.6%
     8,500   Johnson Controls, Inc. .....................................  $  589,157
    10,600   Parker-Hannifin Corp. ......................................     484,950
    18,600   Tenneco Inc. ...............................................     444,075
     6,167   Tyco International Ltd. ....................................     584,324
-------------------------------------------------------------------------------------
                                                                            2,102,506
-------------------------------------------------------------------------------------
OIL & GAS -- 6.9%
     3,100   Atlantic Richfield Co. .....................................     259,043
     3,900   Chevron Corp. ..............................................     371,231
    19,900   Ensco International, Inc. ..................................     396,756
     5,800   Exxon Corp. ................................................     447,325
     8,100   Royal Dutch Petroleum Co. ADR...............................     488,025
    12,900   Sunoco, Inc. ...............................................     389,418
     6,300   Texaco Inc. ................................................     393,750
    13,300   USX Marathon Group, Inc. ...................................     433,082
-------------------------------------------------------------------------------------
                                                                            3,178,630
-------------------------------------------------------------------------------------
PUBLISHING -- 1.3%
    19,600   News Corp Ltd., ADR.........................................     618,625
-------------------------------------------------------------------------------------
RESTAURANTS -- 0.9%
     7,300   Tricon Global Restaurants, Inc. (a).........................     395,112
-------------------------------------------------------------------------------------
RETAIL TRADE -- 3.5%
    15,600   Dillard, Inc. Class A Shares................................     547,950
    24,300   K-Mart Corp. (a)............................................     399,431
    13,400   Wal-Mart Stores, Inc. ......................................     646,550
-------------------------------------------------------------------------------------
                                                                            1,593,931
-------------------------------------------------------------------------------------
SERVICES -- 5.8%
     7,200   Computer Sciences Corp. (a).................................     498,150
    12,200   Electronic Data Systems Corp. ..............................     690,063
    14,500   First Data Corp. ...........................................     709,594
     8,300   Galileo International Inc. .................................     443,531
     6,900   H&R Block, Inc. ............................................     345,000
-------------------------------------------------------------------------------------
                                                                            2,686,338
-------------------------------------------------------------------------------------
STEEL & IRON -- 0.7%
    49,600   LTV Corp. ..................................................     331,700
-------------------------------------------------------------------------------------
TECHNOLOGY -- 10.4%
     7,000   International Business Machines Corp. ......................     904,750
    14,400   Lexmark International Group, Inc., Class A Shares (a).......     951,301
     5,400   Raytheon Co., Class A Shares (a)............................     371,925
    12,300   Seagate Technology Inc. (a).................................     315,187
    14,600   Storage Technology Corp. (a)................................     332,150
    27,600   Sun Microsystems Inc. (a)...................................   1,900,950
-------------------------------------------------------------------------------------
                                                                            4,776,263
-------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                           FEDERATED STOCK PORTFOLIO

  SHARES                               SECURITY                              VALUE
-------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 5.0%
    10,500   AT&T Corp. .................................................  $  586,031
     8,100   Bell Atlantic Corp. ........................................     529,537
     3,200   Bellsouth Corp. ............................................     150,000
     6,400   GTE Corp. ..................................................     484,800
     9,800   U.S. West, Inc. ............................................     575,750
-------------------------------------------------------------------------------------
                                                                            2,326,118
-------------------------------------------------------------------------------------
TOBACCO -- 2.3%
     9,900   Philip Morris Cos., Inc. ...................................     397,856
     4,400   RJ Reynolds Tobacco Holdings (a)............................     138,600
    17,800   UST Inc. ...................................................     520,650
-------------------------------------------------------------------------------------
                                                                            1,057,106
-------------------------------------------------------------------------------------
TRANSPORTATION -- 0.8%
    13,300   Ryder System, Inc. .........................................     345,800
-------------------------------------------------------------------------------------
WASTE MANAGEMENT -- 1.4%
    11,890   Waste Management, Inc. .....................................     639,087
-------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $36,295,578)....................  44,003,477
-------------------------------------------------------------------------------------

   FACE
  AMOUNT                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.5%
$2,097,000   Chase Securities Inc., 4.761% due 7/1/99; Proceeds at
             maturity -- $2,097,277;
             (Fully collateralized by U.S. Treasury Notes, 7.125% due
             1/15/23;
             Market value -- $2,148,750) (Cost -- $2,097,000)............    2,097,000
--------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $38,392,578*)............  $46,100,477
--------------------------------------------------------------------------------------

(a) Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999
                      DISCIPLINED MID CAP STOCK PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 96.5%
---------------------------------------------------------------------------------------
AUTOS & TRANSPORTATION -- 3.9%
   3,828    Airborne Freight Corp. .....................................    $   105,987
   2,104    Alaska Air Group Inc.+ .....................................         87,842
   2,623    Arvin Industries, Inc. .....................................         99,346
   1,884    Borg-Warner Automotive, Inc. ...............................        103,620
   3,094    CNF Transportation, Inc. ...................................        118,732
   4,593    Clayton Homes Inc. .........................................         52,533
   1,018    Federal-Mogul Corp. ........................................         52,936
   3,753    GATX Corp. .................................................        142,848
   3,220    J. B. Hunt Transportation Services, Inc. ...................         52,325
   4,215    Lear Corp.+.................................................        209,696
   2,669    Modine Manufacturing Co. ...................................         86,910
   3,349    Trinity Industries, Inc. ...................................        112,192
---------------------------------------------------------------------------------------
                                                                              1,224,967
---------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 19.3%
   4,814    Abercrombie & Fitch Co., Class A Shares+....................        231,072
   2,669    Apollo Group, Inc., Class A Shares..........................         70,896
   2,209    Barnes & Noble Inc. ........................................         60,471
   4,658    Bed Bath & Beyond Inc.+.....................................        179,333
   4,600    BJ's Wholesale Club, Inc....................................        138,287
   3,800    Bob Evans Farms, Inc. ......................................         75,525
   4,899    Brinker International Inc.+ ................................        133,191
   8,100    Callaway Golf Co. ..........................................        118,462
      66    CBRL Group, Inc. ...........................................          1,142
     223    Central Newspapers, Inc., Class A Shares....................          8,391
   5,255    Cintas Corp. ...............................................        353,071
   5,600    Convergys Corp.+ ...........................................        107,800
   3,416    Dial Corp. .................................................        127,032
   1,794    Dollar Tree Stores Inc. ....................................         78,936
  10,568    Family Dollar Stores, Inc. .................................        253,632
   3,655    Furniture Brands International, Inc.+ ......................        101,883
   2,528    Hannaford Brothers Co. .....................................        135,248
   5,210    Harley Davidson Inc. .......................................        283,293
     998    Hillenbrand Industries, Inc. ...............................         43,163
   3,000    Houghton Mifflin Co. .......................................        141,187
   3,330    Jones Apparel Group, Inc. ..................................        114,260
   2,300    Lands' End, Inc. ...........................................        111,550
   8,888    Leggett & Platt, Inc. ......................................        247,198
   6,800    Mandalay Resort Group.......................................        143,650
   2,100    Media General Inc. .........................................        107,100
   7,700    Modis Professional Services, Inc.+ .........................        105,875
   3,700    Mohawk Industries, Inc. ....................................        112,387
   3,665    OfficeMax, Inc.+............................................         43,980
   2,495    Outback Steakhouse, Inc. ...................................         98,084
   3,442    Premark International Inc. .................................        129,075
   2,953    Promus Hotel Corp. .........................................         91,543
   3,600    Readers Digest Association Inc., Class A Shares.............        143,100

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                               SECURITY                              VALUE
-------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 19.3% (CONTINUED)
   5,866    Reynolds & Reynolds Co., Class A Shares.....................    $   136,751
   3,090    Robert Half International, Inc.+............................         80,340
   3,353    Ross Stores, Inc. ..........................................        168,907
   6,596    Saks, Inc.+ ................................................        190,459
   8,532    Shaw Industries Inc. .......................................        140,778
   3,330    Sotheby's Holding Inc.......................................        126,956
   6,046    Starbucks Corp.+............................................        227,102
   3,500    Snyder Communications, Inc. ................................        114,625
   1,760    TCA Cable TV, Inc. .........................................         97,680
   1,258    Tiffany & Co. ..............................................        121,397
   3,349    U.S. Foodservice+...........................................        142,752
   3,500    Univision Communications, Inc. .............................        231,000
     285    Washington Post Co., Class B Shares.........................        153,259
   3,500    Westpoint Stevens Inc. .....................................        104,343
---------------------------------------------------------------------------------------
                                                                              6,126,166
---------------------------------------------------------------------------------------
CONSUMER STAPLES -- 3.2%
   4,889    Flowers Industries Inc. ....................................        106,030
   3,800    Hormel Foods Corp. .........................................        152,950
   5,774    IBP, Inc. ..................................................        137,132
     253    International Multifoods Corp. .............................          5,708
   4,687    Interstate Bakeries Corp. ..................................        105,164
   3,700    R.J. Reynolds Tobacco Holdings, Inc. .......................        116,550
   3,385    Suiza Foods Corp.+ .........................................        141,746
   9,967    Tyson Foods Inc., Class A Shares............................        224,257
   1,047    Universal Corp. ............................................         29,774
---------------------------------------------------------------------------------------
                                                                              1,019,311
---------------------------------------------------------------------------------------
FINANCE -- 11.0%
   4,097    AG Edwards, Inc. ...........................................        132,128
   2,046    Ambac Financial Group, Inc. ................................        116,877
   3,361    American Financial, Inc. ...................................        114,484
   1,661    AmSouth Bancorp.............................................         38,514
   3,483    Associated Banc-Corp........................................        144,544
   2,565    Capital One Financial Corp. ................................        142,838
   6,537    Charter One Financial, Inc. ................................        181,811
   3,330    City National Corp. ........................................        124,666
   1,341    Countrywide Credit Industries, Inc. ........................         57,327
   3,438    Dime Bancorp, Inc. .........................................         69,189
   2,670    The FINOVA Group Inc. ......................................        140,508
   8,153    First Security Corp. .......................................        222,169
   4,271    First Tennessee National Corp. .............................        163,632
   1,453    First Virginia Banks, Inc. .................................         71,378
   4,103    Greenpoint Financial Corp. .................................        134,630
   1,107    Hartford Life, Inc., Class A Shares.........................         58,255
   9,962    Hibernia Corp., Class A Shares..............................        156,278
   4,688    Marshall & Ilsley Corp. ....................................        301,790
   3,665    Mercantile Bankshares Corp. ................................        129,649

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                               SECURITY                              VALUE
-------------------------------------------------------------------------------------
FINANCE -- 11.0% (CONTINUED)
   6,312    North Fork Bancorporation, Inc. ............................    $   134,524
   1,389    Old Kent Financial Corp. ...................................         58,170
   4,291    Old Republic International Corp. ...........................         74,287
   2,274    The PMI Group Inc. .........................................        142,835
   3,330    Protective Life Corp. ......................................        109,890
   1,832    Reliastar Financial Corp. ..................................         80,150
   8,032    Sovereign Bancorp., Inc. ...................................         97,388
   4,467    T.Rowe Price Associates, Inc. ..............................        171,421
     943    Wilmington Trust Corp. .....................................         54,104
   1,100    Zions Bancorp...............................................         69,850
---------------------------------------------------------------------------------------
                                                                              3,493,286
---------------------------------------------------------------------------------------
HEALTH CARE -- 8.9%
   2,100    Beckman Instruments.........................................        102,112
   6,032    Bergen Brunswig Corp., Class A Shares.......................        104,052
   6,044    Biogen, Inc.+...............................................        388,704
   2,209    Centocor Inc.+ .............................................        102,994
   6,872    Chiron Corp.+...............................................        142,594
   1,446    Covance Inc.+ ..............................................         34,613
   3,655    Forest Labs Inc., Class A Shares+...........................        169,043
   3,442    Genzyme Corp. -- General Division+..........................        166,937
     616    Genzyme Surgical Products...................................          2,714
     230    HCR Manor Care, Inc. .......................................          5,563
  12,100    Health Managment Associates, Inc. Class A Shares+...........        136,125
   4,244    Lincare Holdings, Inc.+.....................................        106,100
   2,700    Medimmune, Inc. ............................................        182,925
   3,714    Mylan Laboratories..........................................         98,421
   2,670    Omnicare, Inc. .............................................         33,708
   2,900    Oxford Health Plans, Inc.+..................................         45,131
   1,474    Pacificare Health System Inc.+ .............................        106,035
   3,231    Quintiles Transnational Corp.+..............................        135,702
     998    Sepracor Inc................................................         81,087
   5,500    Steris Corp.................................................        106,562
   3,276    Stryker Corp. ..............................................        196,969
   3,655    Trigon Healthcare, Inc......................................        132,950
   3,100    VISX, Inc. .................................................        245,481
---------------------------------------------------------------------------------------
                                                                              2,826,522
---------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- 6.2%
   6,258    Albemarle Corp. ............................................        144,716
   5,314    Consolidated Papers, Inc. ..................................        142,149
   5,889    Crompton & Knowles Corp. ...................................        115,203
   4,200    Georgia-Pacific Group.......................................        106,050
   5,000    IMC Global Inc. ............................................         88,125
   4,100    Lubrizol Corp. .............................................        111,725
   6,007    Lyondell Petrochemical Co. .................................        123,895
   2,528    Masco Corp. ................................................         72,996
   1,270    Minerals Technologies Inc. .................................         70,881

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                               SECURITY                              VALUE
-------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- 6.2% (CONTINUED)
   5,812    Ryerson Tull, Inc. .........................................    $   131,133
   8,761    Solutia, Inc. ..............................................        186,718
   2,987    Sonoco Products Co. ........................................         89,423
   2,690    Southdown, Inc. ............................................        172,832
   5,706    Vulcan Materials Co. .......................................        275,314
   7,423    Wassau-Mosinee Paper Mills Inc. ............................        133,614
---------------------------------------------------------------------------------------
                                                                              1,964,774
---------------------------------------------------------------------------------------
OTHER ENERGY -- 4.8%
   9,041    Ensco International, Inc. ..................................        180,254
   4,747    Global Marine, Inc.+........................................         73,281
   1,410    Murphy Oil Corp. ...........................................         68,825
   7,362    Noble Drilling Corp.........................................        144,939
   3,700    Noble Affiliates Inc. ......................................        104,293
   5,707    OCE Energy Corp. ...........................................        135,541
   5,302    Tidewater, Inc. ............................................        161,711
   5,380    Transocean Offshore Inc. ...................................        141,225
   5,283    Varco International, Inc.+..................................         57,782
   4,847    Tosco Corp. ................................................        125,719
   4,888    Ultramar Diamond Shamrock Corp. ............................        106,619
   4,754    Valero Energy Corp. ........................................        101,915
   3,500    Weatherford International, Inc. ............................        128,187
---------------------------------------------------------------------------------------
                                                                              1,530,291
---------------------------------------------------------------------------------------
PRODUCER DURABLES -- 5.3%
   4,766    Allied Waste Industries, Inc. ..............................         94,128
   1,300    American Standard Co. ......................................         62,400
  12,114    American Power Conversion Corp.+............................        243,794
   3,160    Cordant Technologies, Inc. .................................        142,792
   1,019    Crane Co. ..................................................         32,034
   2,332    Gulfstream Aerospace Corp.+ ................................        157,555
   2,100    Litton Industries, Inc.+....................................        150,675
   4,410    Molex Inc. .................................................        163,170
   2,623    Pentair, Inc. ..............................................        120,002
   2,484    Precision Castparts Corp. ..................................        105,570
   2,331    Tecumseh Products Co., Class A Shares.......................        141,171
   2,623    Teleflex Inc. ..............................................        113,936
   1,453    Thomas & Betts Corp. .......................................         68,654
       1    United Technologies Corp. ..................................             66
   1,900    York International Corp. ...................................         81,343
---------------------------------------------------------------------------------------
                                                                              1,677,290
---------------------------------------------------------------------------------------
TECHNOLOGY -- 24.5%
   4,041    ADC Telecommunications, Inc.+...............................        184,118
   6,570    Altera Corp.+...............................................        241,858
   5,539    Analog Devices, Inc.+ ......................................        277,988
   3,650    Atmel Corp.+ ...............................................         95,584
   7,271    Cadence Design Systems, Inc.+...............................         92,705

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                               SECURITY                              VALUE
-------------------------------------------------------------------------------------
TECHNOLOGY -- 24.5% (CONTINUED)
   2,500    Cambridge Technology Partners Inc. .........................    $    43,906
   4,014    Citrix Systems, Inc. .......................................        226,791
   5,047    Comdisco, Inc. .............................................        129,329
   4,000    Compuware Corp.+............................................        127,250
   2,700    COMSAT Corp. ...............................................         87,750
   3,716    Comverse Technology, Inc. ..................................        280,558
   5,672    Concord Efs. Inc. ..........................................        239,996
   7,706    E*Trade Group, Inc. ........................................        307,758
   2,675    Fiserv, Inc.................................................         83,760
   1,687    General Instrument Corp.+...................................         71,697
   1,100    Heftel Broadcasting Corp., Class A Shares...................         83,463
   2,600    Investment Technology Group, Inc. ..........................         84,175
   2,884    Intuit, Inc.+...............................................        259,921
   1,800    Jabil Circuit Inc. .........................................         81,225
   3,289    Legato Systems, Inc.+.......................................        189,939
   6,168    Lexmark International Group, Inc., Class A Shares+..........        407,473
   5,234    Linear Technology Corp. ....................................        351,986
   3,668    Maxim Integrated Products, Inc.+............................        243,922
   4,458    NCR Corp.+..................................................        217,606
   4,764    QUALCOMM, Inc. .............................................        683,634
   4,517    Quantum Corp. ..............................................        108,972
   5,101    Rational Software Corp. ....................................        168,014
   3,100    Sanmina Corp. ..............................................        235,212
   4,660    Siebel Systems Inc.+ .......................................        309,308
   4,000    Sterling Commerce, Inc.+....................................        146,000
   4,921    SunGard Data Systems Inc. ..................................        169,775
   2,989    Symbol Technologies, Inc. ..................................        110,219
   1,903    Synopsys, Inc.+.............................................        105,021
   4,500    Tech Data Corp.+............................................        172,125
   2,557    Teradyne, Inc.+ ............................................        183,464
   2,100    Veritas Software Corp. .....................................        199,368
   9,125    Vishay Intertechnology Inc. ................................        191,625
   4,300    Vitesse Semiconductors Corp.+...............................        289,981
   4,874    Xilinx Inc. ................................................        279,036
---------------------------------------------------------------------------------------
                                                                              7,762,512
---------------------------------------------------------------------------------------
TELECOMMUNICATION -- 0.7%
   1,536    ALLTEL Corp. ...............................................        109,824
   1,064    Centurytel, Inc. ...........................................         42,294
   1,796    Qwest Communications International Inc......................         59,380
---------------------------------------------------------------------------------------
                                                                                211,498
---------------------------------------------------------------------------------------
UTILITIES -- 8.7%
   4,422    Aliant Communications, Inc. ................................        204,241
   2,266    Constellation Energy Group..................................         67,130
   1,405    Dominion Resources, Inc. ...................................         60,854
   4,601    El Paso Energy Corp. .......................................        161,897
   4,200    Energy East Corp. ..........................................        109,200

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                               SECURITY                              VALUE
-------------------------------------------------------------------------------------
UTILITIES -- 8.7% (CONTINUED)
   3,744    FirstEnergy Corp. ..........................................    $   116,064
   3,799    Keyspan Energy Corp. .......................................        100,198
   2,266    MCN Energy Group, Inc. .....................................         47,019
   4,409    MidAmerican Energy Holdings Co. ............................        152,661
   6,145    Minnesota Power Inc. .......................................        122,131
   3,768    The Montana Power Co. ......................................        265,644
   2,301    National Fuel Gas Co. ......................................        111,598
   3,369    New England Electric System.................................        168,871
   5,652    Nisource, Inc. .............................................        145,892
   3,879    Northeast Utilities.........................................         68,609
   4,826    Pinnacle West Capital Corp. ................................        194,246
   6,300    Public Service Co. of New Mexico............................        125,212
   6,849    SCANA Corp. ................................................        160,095
   7,949    TECO Energy, Inc. ..........................................        180,839
   1,750    WinStar Communications, Inc.+...............................         85,312
   4,927    Wisconsin Energy Corp. .....................................        123,544
---------------------------------------------------------------------------------------
                                                                              2,771,257
---------------------------------------------------------------------------------------
            TOTAL COMMON STOCK (Cost -- $27,863,923)....................     30,607,874
---------------------------------------------------------------------------------------

  FACE
 AMOUNT                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATION -- 0.5%
$160,000    U.S. Treasury Bill, 4.500% due 9/16/99
            (Cost -- $158,460)(a).......................................        158,460
---------------------------------------------------------------------------------------
            SUB-TOTAL INVESTMENTS (Cost -- $28,022,383).................     30,766,334
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.0%
 947,000    Morgan Stanley Dean Witter & Co., 4.770% due 7/1/99;
            Proceeds at maturity -- $947,125; (Fully collateralized by
            U.S. Treasury Notes, 7.500% due 11/15/01; Market
            value -- $966,625) (Cost -- $947,000).......................        947,000
---------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $28,969,383*)............    $31,713,334
---------------------------------------------------------------------------------------

+  Non-income producing security.
(a) Security has been segregated by custodian for open futures contracts.
  * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA            --   Bonds rated "AAA" have the highest rating assigned by
                    Standard & Poor's. Capacity to pay interest and repay
                    principal is extremely strong.
AA             --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A              --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                    economic conditions than bonds in higher rated categories.
BBB            --   Bonds rated "BBB" are regarded as having an adequate
                    capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                    economic conditions or changing circumstances are more
                    likely to lead to a weakened capacity to pay interest and
                    repay principal for bonds in this category than in higher
                    rated categories.
BB, B and CCC  --   Bonds rated "BB" and "B" are regarded, on balance, as
                    predominantly speculative with respect to capacity to pay
                    interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While
                    such bonds will likely have some quality and protective
                    characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D              --   Bonds rated "D" are in default, and payment of interest
                    and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa            --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                    generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                    and principal is secure. While the various protective
                    elements are likely to change, such changes as can be
                    visualized are most unlikely to impair the fundamentally
                    strong position of such issues.
Aa             --   Bonds rated "Aa" are judged to be of high quality by all
                    standards. Together with the Aaa group they comprise what
                    are generally known as high grade bonds. They are rated
                    lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of
                    protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                    appear somewhat larger than in Aaa securities.
A              --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                    Factors giving security to principal and interest are
                    considered adequate but elements may be present which
                    suggest a susceptibility to impairment some time in the
                    future.
Baa            --   Bonds rated "Baa" are considered as medium grade
                    obligations, i.e., they are neither highly protected nor
                    poorly secured. Interest payments and principal security
                    appear adequate for the present but certain protective
                    elements may be lacking or may be characteristically
                    unreliable over any great length of time. Such bonds lack
                    outstanding investment characteristics and in fact have
                    speculative characteristics as well.
Ba             --   Bonds rated "Ba" are judged to have speculative elements;
                    their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                    moderate, and therefore not well safeguarded during both
                    good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B              --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.
Caa            --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
                    respect to principal or interest.
NR             --   Indicates that the bond is not rated by Standard & Poor's or
                    Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 1999

                                             TRAVELERS        LAZARD           MFS         FEDERATED                  DISCIPLINED
                                              QUALITY      INTERNATIONAL     EMERGING        HIGH        FEDERATED      MID CAP
                                                BOND           STOCK          GROWTH         YIELD         STOCK         STOCK
                                             PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost....................  $44,902,417     $68,390,334    $175,365,776   $48,741,933   $36,295,578   $28,022,383
  Repurchase agreements, at cost..........    9,333,000       4,600,000              --       978,000     2,097,000       947,000
---------------------------------------------------------------------------------------------------------------------------------
  Investments, at value...................  $44,532,778     $74,313,855    $230,282,370   $47,215,781   $44,003,477   $30,766,334
  Repurchase agreements, at value.........    9,333,000       4,600,000              --       978,000     2,097,000       947,000
  Cash....................................          666         262,781          18,878       168,327           233            --
  Dividends and interest receivable.......      585,363         274,781          75,837       817,970        50,120        16,831
  Collateral for securities on loan (Note
    9)....................................           --       3,894,016              --            --            --            --
  Receivable for securities sold..........           --         672,399       3,030,314            --        70,580       508,194
  Receivable for open forward foreign
    currency contracts (Note 7)...........           --              12              --            --            --            --
  Receivable from broker -- variation
    margin................................           --              --              --            --            --         2,100
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS............................   54,451,807      84,017,844     233,407,399    49,180,078    46,221,410    32,240,459
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased........    3,198,618       1,660,230       5,493,277       395,945            --       145,712
  Investment advisory fees payable........       14,643          55,602         145,378        28,422        25,168         4,673
  Administration fees payable.............        2,895           4,077          11,630         2,624         2,416           388
  Payable to bank.........................           --              --              --            --            --        72,261
  Payable for Fund shares purchased.......           --              --              --            --       140,722            --
  Payable for securities on loan (Note
    9)....................................           --       3,894,016              --            --            --            --
  Payable for open forward foreign
    currency contracts (Note 7)...........           --           1,529              --            --            --            --
  Accrued expenses........................       23,844          42,710          80,161        20,748        18,869        13,078
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.......................    3,240,000       5,658,164       5,730,446       447,739       187,175       236,112
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..........................  $51,211,807     $78,359,680    $227,676,953   $48,732,339   $46,034,235   $32,004,347
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital.........................  $51,085,154     $71,623,510    $162,856,722   $48,397,917   $37,218,378   $28,582,153
  Undistributed (overdistributed) net
    investment income.....................    1,234,737         633,440        (285,769)    1,999,281       237,167        41,902
  Accumulated net realized gain (loss) on
    security transactions, foreign
    currencies and futures contracts......     (738,445)        182,877      10,189,568      (138,707)      870,791       626,775
  Net unrealized appreciation
    (depreciation) of investments, foreign
    currencies and futures contracts......     (369,639)      5,919,853      54,916,432    (1,526,152)    7,707,899     2,753,517
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..........................  $51,211,807     $78,359,680    $227,676,953   $48,732,339   $46,034,235   $32,004,347
---------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING........................    4,783,018       5,824,859      11,991,397     4,243,683     2,624,117     2,231,837
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE................       $10.71          $13.45          $18.99        $11.48        $17.54        $14.34


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 1999

                                                TRAVELERS       LAZARD           MFS        FEDERATED                 DISCIPLINED
                                                 QUALITY     INTERNATIONAL    EMERGING        HIGH       FEDERATED      MID CAP
                                                  BOND           STOCK         GROWTH         YIELD        STOCK         STOCK
                                                PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest...................................  $ 1,359,231    $   70,190     $   382,243   $ 2,125,406   $   32,991   $   33,381
  Dividends..................................           --     1,237,868         209,707        66,770      381,191      120,412
  Less: Foreign withholding tax..............           --      (154,324)         (1,540)           --      (11,394)          --
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME....................    1,359,231     1,153,734         590,410     2,192,176      402,788      153,793
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2)..........       72,855       265,650         729,919       147,972      125,163       82,268
  Audit and legal............................       15,000        16,000          16,000        16,000       16,000       15,500
  Administration fees (Note 2)...............       13,335        19,320          58,394        13,659       12,016        7,052
  Pricing service fees.......................        9,000         3,900           4,000         1,000           --           --
  Shareholder and system servicing fees......        4,500         4,500           4,500         4,500        4,500        4,500
  Shareholder communications.................        3,500         5,250          20,000         3,750        3,400        1,800
  Custody....................................        2,850        30,000          40,000         3,000        3,000       12,000
  Trustees' fees.............................        1,870         1,870           1,870         1,875        1,875        1,870
  Registration fees..........................        1,400         3,000             496         1,000        1,000        1,500
  Other......................................          184         1,000           1,000           139        1,032          600
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES.............................      124,494       350,490         876,179       192,895      167,986      127,090
  Less: Expense reimbursement (Note 2).......           --            --              --            --           --      (15,288)
---------------------------------------------------------------------------------------------------------------------------------
  NET EXPENSES...............................      124,494       350,490         876,179       192,895      167,986      111,802
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).................    1,234,737       803,244        (285,769)    1,999,281      234,802       41,991
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FOREIGN CURRENCIES AND FUTURES
CONTRACTS (NOTES 3, 5 AND 7):
  Realized Gain (Loss) From:
    Security transactions (excluding
     short-term securities)..................     (738,445)      649,153      12,232,892      (138,351)     874,880      639,558
    Foreign currency transactions............           --      (249,873)             --            --           --           --
    Futures contracts........................           --            --              --            --           --      113,888
---------------------------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)...................     (738,445)      399,280      12,232,892      (138,351)     874,880      753,446
---------------------------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  (Depreciation) of Investments, Foreign
  Currencies and Futures Contracts:
    Beginning of period......................      123,381     3,756,578      43,126,733    (1,119,433)   3,742,899    1,987,289
    End of period............................     (369,639)    5,919,853      54,916,432    (1,526,152)   7,707,899    2,753,517
---------------------------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION
    (DEPRECIATION)...........................     (493,020)    2,163,275      11,789,699      (406,719)   3,965,000      766,228
---------------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FOREIGN
  CURRENCIES AND FUTURES CONTRACTS...........   (1,231,465)    2,562,555      24,022,591      (545,070)   4,839,880    1,519,674
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS.......  $     3,272    $3,365,799     $23,736,822   $ 1,454,211   $5,074,682   $1,561,665
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)   FOR THE SIX MONTHS ENDED JUNE
30, 1999

                                         TRAVELERS        LAZARD            MFS          FEDERATED                   DISCIPLINED
                                          QUALITY      INTERNATIONAL      EMERGING         HIGH         FEDERATED      MID CAP
                                           BOND            STOCK           GROWTH          YIELD          STOCK         STOCK
                                         PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)........  $ 1,234,737     $   803,244     $   (285,769)   $ 1,999,281    $   234,802    $    41,991
  Net realized gain (loss)............     (738,445)        399,280       12,232,892       (138,351)       874,880        753,446
  Change in net unrealized
     appreciation (depreciation)......     (493,020)      2,163,275       11,789,699       (406,719)     3,965,000        766,228
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
     OPERATIONS.......................        3,272       3,365,799       23,736,822      1,454,211      5,074,682      1,561,665
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...............         (854)       (165,129)              --             --             --        (51,243)
  Net realized gains..................     (264,169)         (9,680)              --        (59,413)      (422,750)    (1,191,443)
---------------------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS....     (265,023)       (174,809)              --        (59,413)      (422,750)    (1,242,686)
---------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares....   18,330,639      31,599,968       36,355,191      9,668,359      6,326,672     11,819,045
  Net asset value of shares issued for
     reinvestment of dividends........      265,023         174,809               --         59,413        422,750      1,242,686
  Cost of shares reacquired...........   (2,629,499)     (9,614,388)      (2,474,184)    (3,378,975)      (787,246)      (836,183)
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS...............   15,966,163      22,160,389       33,881,007      6,348,797      5,962,176     12,225,548
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS................   15,704,412      25,351,379       57,617,829      7,743,595     10,614,108     12,544,527
NET ASSETS:
  Beginning of period.................   35,507,395      53,008,301      170,059,124     40,988,744     35,420,127     19,459,820
---------------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD*......................  $51,211,807     $78,359,680     $227,676,953    $48,732,339    $46,034,235    $32,004,347
---------------------------------------------------------------------------------------------------------------------------------
* Includes undistributed
  (overdistributed) net investment
    income of:                           $1,234,737        $633,440        $(285,769)    $1,999,281       $237,167        $41,902
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED DECEMBER
31, 1998

                                             TRAVELERS        LAZARD           MFS                                    DISCIPLINED
                                              QUALITY      INTERNATIONAL     EMERGING      FEDERATED     FEDERATED      MID CAP
                                                BOND           STOCK          GROWTH      HIGH YIELD       STOCK         STOCK
                                             PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)............  $ 1,170,333    $    234,373    $   (529,699)  $ 2,463,131   $   284,606   $    51,517
  Net realized gain (loss)................      505,011         188,777      (1,225,490)      196,895     1,324,694     1,087,428
  Change in net unrealized appreciation
     (depreciation).......................       60,551       3,143,385      37,341,898    (1,637,517)    2,382,644     1,433,700
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
     OPERATIONS...........................    1,735,895       3,566,535      35,586,709     1,022,509     3,991,944     2,572,645
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...................   (1,166,254)       (172,299)             --    (2,424,991)     (283,680)           --
  Net realized gains......................     (301,730)       (430,710)             --      (203,459)   (1,053,266)     (169,722)
---------------------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS........   (1,467,984)       (603,009)             --    (2,628,450)   (1,336,946)     (169,722)
---------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares........   25,413,325      56,682,700      74,091,479    29,338,305    23,019,020    11,121,611
  Net asset value of shares issued for
     reinvestment of dividends............    1,467,984         603,009              --     2,628,450     1,336,946       169,722
  Cost of shares reacquired...............   (1,109,975)    (21,469,988)     (9,966,117)   (3,421,555)   (3,690,826)     (403,490)
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS.........................   25,771,334      35,815,721      64,125,362    28,545,200    20,665,140    10,887,843
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS....................   26,039,245      38,779,247      99,712,071    26,939,259    23,320,138    13,290,766
NET ASSETS:
  Beginning of year.......................    9,468,150      14,229,054      70,347,053    14,049,485    12,099,989     6,169,054
---------------------------------------------------------------------------------------------------------------------------------
  END OF YEAR*............................  $35,507,395    $ 53,008,301    $170,059,124   $40,988,744   $35,420,127   $19,459,820
---------------------------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment
     income of:                                    $854            $475              --            --        $2,365       $51,154
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock and Disciplined Mid Cap Stock Portfolio ("Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and fourteen other separate investment portfolios: U.S. Government Securities, Social Awareness Stock, Utilities, Large Cap, Equity Income, Convertible Bond, MFS Research, MFS Mid Cap Growth, Disciplined Small Cap Stock, Strategic Stock, Zero Coupon Bond Fund Portfolio Series 2000, Zero Coupon Bond Fund Portfolio Series 2005, NWQ Large Cap and Jurika & Voyles Core Equity Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after a Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Portfolios' capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $9 and $318,844 was reclassified to paid-in capital for Lazard International Stock and MFS Emerging Growth, respectively. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Lazard International Stock and MFS Emerging Growth Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Citigroup, Inc., acts as investment adviser to the Travelers Quality Bond ("TQB"), Lazard International Stock ("LIS"), MFS Emerging Growth ("MEG"), Federated High Yield ("FHY"), Federated Stock ("FSP") and Disciplined Mid Cap Stock ("DMCS")

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Portfolios. TQB, LIS, MEG, FHY, FSP and DMCS each pay TAMIC an investment advisory fee calculated at the annual rate of 0.3233%, 0.825%, 0.75%, 0.65%, 0.625% and 0.70%, respectively, of the average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has entered into sub-advisory agreements with Lazard Freres Asset Management ("Lazard"), Massachusetts Financial Services ("MFS"), Federated Investment Counseling ("Federated") and Travelers Investment Management Co., Inc. ("TIMCO"). Pursuant to each sub-advisory agreement, Lazard, MFS and TIMCO are responsible for the day-to-day portfolio operations and investment decisions for LIS, MEG and DMCS, respectively. Federated is responsible for the day-to-day portfolio operations and investment decisions for FHY and FSP. As a result, the following fees are paid and calculated at an annual rate:

          - TAMIC pays Lazard 0.475% of LIS's average daily net assets.

          - TAMIC pays MFS 0.375% of MEG's average daily net assets.

          - TAMIC pays Federated 0.40% and 0.375% of the average daily net assets of FHY and FSP, respectively.

          - DMCS pays TIMCO 0.35% of DMCS's average daily net assets.

These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. Travelers Insurance pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the Portfolios. This fee is calculated daily and paid monthly.

     For the six months ended June 30, 1999, Travelers Insurance reimbursed expenses in the amount of $15,288 for DMCS.

     One Trustee and all officers of the Trust are employees of Citigroup Inc., or its subsidiaries.

     3.  INVESTMENTS

     During the six months ended June 30, 1999, the aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities), were as follows:

                         PORTFOLIO                             PURCHASES        SALES
-----------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio............................  $115,676,818   $100,336,231
Lazard International Stock Portfolio........................    26,635,431      6,640,708
MFS Emerging Growth Portfolio...............................   161,201,474    143,312,962
Federated High Yield Portfolio..............................    14,553,763      3,745,372
Federated Stock Portfolio...................................     8,081,112      3,049,747
Disciplined Mid Cap Stock Portfolio.........................    29,192,247      8,430,765
-----------------------------------------------------------------------------------------

     At June 30, 1999, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 GROSS          GROSS       NET UNREALIZED
                                                               UNREALIZED     UNREALIZED     APPRECIATION
                         PORTFOLIO                            APPRECIATION   DEPRECIATION   (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio............................  $    93,750    $  (463,389)    $  (369,639)
Lazard International Stock Portfolio........................    7,790,911     (1,867,390)      5,923,521
MFS Emerging Growth Portfolio...............................   59,175,939     (4,259,345)     54,916,594
Federated High Yield Portfolio..............................    1,238,075     (2,764,227)     (1,526,152)
Federated Stock Portfolio...................................    9,052,447     (1,344,548)      7,707,899
Disciplined Mid Cap Stock Portfolio.........................    3,938,337     (1,194,386)      2,743,951
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodians take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     The LIS, MEG and DMCS Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 1999, DMCS had the following open futures contracts:

                                         EXPIRATION        # OF        BASIS       MARKET     UNREALIZED
                                         MONTH/YEAR      CONTRACTS     VALUE       VALUE         GAIN
--------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS TO BUY:
Mid Cap 400 Index......................     6/99             2        $411,821    $419,350      $7,529
Mid Cap 400 Index......................     9/99             1         207,637     209,675       2,038
--------------------------------------------------------------------------------------------------------
                                                                                                $9,567
--------------------------------------------------------------------------------------------------------

     6.  OPTIONS CONTRACTS

     The LIS, MEG, FHY and DMCS Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At June 30, 1999, the Portfolios had no open purchased put or call option contracts.

     When Portfolios write a covered call or put option, an amount equals to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

     During the six months ended June 30, 1999, the Portfolios did not write any options.

     7.  FORWARD FOREIGN CURRENCY CONTRACTS

     LIS and MFS may enter into forward foreign currency contracts.

     At June 30, 1999, LIS had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                                     LOCAL          MARKET     SETTLEMENT    UNREALIZED
                FOREIGN CURRENCY                    CURRENCY        VALUE         DATE       GAIN (LOSS)
--------------------------------------------------------------------------------------------------------
TO BUY:
British Pound....................................     123,538      $194,732      7/1/99       $ (1,470)
Japanese Yen.....................................   3,433,992        28,375      7/1/99            (48)
Japanese Yen.....................................   3,798,989        31,391      7/1/99              2
Japanese Yen.....................................  11,537,328        95,332      7/1/99              6
--------------------------------------------------------------------------------------------------------
                                                                                                (1,510)
--------------------------------------------------------------------------------------------------------
TO SELL:
Japanese Yen.....................................  21,416,527       176,964      7/1/99            (11)
Japanese Yen.....................................  14,109,602       116,604      7/2/99              4
--------------------------------------------------------------------------------------------------------
                                                                                                    (7)
--------------------------------------------------------------------------------------------------------
Net Unrealized Loss on Forward Foreign Currency
  Contracts......................................                                             $ (1,517)
--------------------------------------------------------------------------------------------------------

     8.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     9.  LENDING OF PORTFOLIO SECURITIES

     The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by a Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investments of amounts received as collateral.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     At June 30, 1999, LIS loaned common stocks having a value of approximately $3,678,020 and holds the following collateral for loaned securities:

SECURITY DESCRIPTION                                            VALUE
------------------------------------------------------------------------
TIME DEPOSITS:
  Abbey National London, 6.500% due 7/1/99..................  $  165,461
  Banca Commerciale Italiano, Singapore, 5.630% due
     7/1/99.................................................     165,461
  Bank of Austria, 6.000% due 7/1/99........................      38,733
  Bank of Nova Scotia London, 6.500% due 7/1/99.............     165,461
  Banque Bruxelles Lambert London, 6.630% due 7/1/99........     165,461
  Bayerische Landesbank, Munich, 6.120% due 7/1/99..........     165,461
  Credit Agricole Indosuez Singapore, 6.000% due 7/1/99.....     165,461
  Credit Commerciale de France Brussels, 6.130% due
     7/1/99.................................................     165,461
  Deutsche Bank London, 6.000% due 7/1/99...................     165,461
  Fifth Third Bank, G.C., 5.600% due 7/1/99.................      60,168
  Halifax PLC, 5.680% due 7/1/99............................     165,460
  Kreditbank, Brussels, 6.630% due 7/1/99...................     165,461
  Nordeutsche Landesbank Singapore, 5.630% due 7/1/99.......     165,461
  Rabobank, London, 6.000% due 7/1/99.......................     165,461
  Societe Generale, 5.750% due 7/1/99.......................     165,461
  Svenska London, 6.000% due 7/1/99.........................     165,461
  Toronto Dominion, London, 6.000% due 7/1/99...............     165,461
  Union Bank of Switzerland, G.C., 6.250% due 7/1/99........     165,461
  Westdeutsche Landesbank, Singapore, 6.250% due 7/1/99.....     165,460
COMMERCIAL PAPER:
  Associates First Capital, 5.800% due 7/1/99...............     165,434
  Ford Motor Credit Corp., 6.000% due 7/1/99................     165,434
  GE Capital International, 5.750% due 7/1/99...............     165,439
  Sheffield Receivable Corp., 5.880% due 7/1/99.............     165,434
  Tulip Funding, 5.880% due 7/1/99..........................     165,434
REPURCHASE AGREEMENTS:
  Banc of America Securities LLC, 6.050% due 7/1/99.........     155,105
------------------------------------------------------------------------
Total.......................................................  $3,894,016
------------------------------------------------------------------------

     Income earned by LIS from securities loaned for the six months ended June 30, 1999 was $7,022.

   10.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                             SIX MONTHS ENDED          YEAR ENDED
                                                               JUNE 30, 1999        DECEMBER 31, 1998
-----------------------------------------------------------------------------------------------------
TRAVELERS QUALITY BOND PORTFOLIO
Shares sold..............................................        1,700,102              2,353,028
Shares issued on reinvestment............................           24,905                136,485
Shares reacquired........................................         (243,079)              (102,056)
----------------------------------------------------------------------------------------------------
Net Increase.............................................        1,481,928              2,387,457
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                                             SIX MONTHS ENDED          YEAR ENDED
                                                               JUNE 30, 1999        DECEMBER 31, 1998
-----------------------------------------------------------------------------------------------------
LAZARD INTERNATIONAL STOCK PORTFOLIO
Shares sold..............................................        2,432,689              4,545,655
Shares issued on reinvestment............................           12,930                 46,711
Shares reacquired........................................         (734,808)            (1,708,356)
-----------------------------------------------------------------------------------------------------
Net Increase.............................................        1,710,811              2,884,010
-----------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH PORTFOLIO
Shares sold..............................................        2,051,591              5,189,246
Shares issued on reinvestment............................               --                     --
Shares reacquired........................................         (141,280)              (709,159)
-----------------------------------------------------------------------------------------------------
Net Increase.............................................        1,910,311              4,480,087
-----------------------------------------------------------------------------------------------------
FEDERATED HIGH YIELD PORTFOLIO
Shares sold..............................................          841,020              2,511,163
Shares issued on reinvestment............................            5,180                236,428
Shares reacquired........................................         (292,211)              (296,346)
-----------------------------------------------------------------------------------------------------
Net Increase.............................................          553,989              2,451,245
-----------------------------------------------------------------------------------------------------
FEDERATED STOCK PORTFOLIO
Shares sold..............................................          385,046              1,542,339
Shares issued on reinvestment............................           24,736                 85,478
Shares reacquired........................................          (47,994)              (240,375)
-----------------------------------------------------------------------------------------------------
Net Increase.............................................          361,788              1,387,442
-----------------------------------------------------------------------------------------------------
DISCIPLINED MID CAP STOCK PORTFOLIO
Shares sold..............................................          844,922                883,471
Shares issued on reinvestment............................           89,338                 12,780
Shares reacquired........................................          (59,369)               (34,061)
-----------------------------------------------------------------------------------------------------
Net Increase.............................................          874,891                862,190
-----------------------------------------------------------------------------------------------------

   11.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1998, MFS Emerging Growth Portfolio had, for Federal income tax purposes, approximately $882,000 of capital loss carryforward, expiring in December 2006, available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that such gains will not be distributed.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

          TRAVELERS QUALITY BOND PORTFOLIO             1999(1)(2)       1998         1997        1996(3)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.................     $10.76        $10.36      $10.10        $10.00
--------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4)...........................      0.30           0.37        0.43         0.19
  Net realized and unrealized gain (loss)............     (0.29)          0.51        0.29         0.16
--------------------------------------------------------------------------------------------------------
Total Income From Operations.........................      0.01           0.88        0.72         0.35
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..............................     (0.00)*        (0.37)      (0.43)       (0.19)
  Net realized gain..................................     (0.06)         (0.11)      (0.03)       (0.06)
--------------------------------------------------------------------------------------------------------
Total Distributions..................................     (0.06)         (0.48)      (0.46)       (0.25)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......................    $10.71         $10.76      $10.36        $10.10
--------------------------------------------------------------------------------------------------------
TOTAL RETURN.........................................      0.06%++        8.49%       7.14%        3.56%++
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)....................   $51,212        $35,507      $9,468       $5,273
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5).....................................      0.56%+         0.63%       0.75%        0.75%+
  Net investment income..............................      5.54+          5.51        5.80         5.62+
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..............................       317%           364%        295%          35%
--------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1999 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.

(4) Travelers Insurance has waived part or all of its fees for the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has reimbursed the Portfolio for $10,901 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1997                         $0.03                                1.13%
1996                          0.03                                1.76+

(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.75%.

 *  Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

           LAZARD INTERNATIONAL STOCK PORTFOLIO              1999(1)(2)    1998(2)     1997      1996(3)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................     $12.88      $11.57     $10.78     $10.00
--------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(4).................................      0.16         0.10       0.05      0.02
  Net realized and unrealized gain.........................      0.44         1.37       0.87      0.76
--------------------------------------------------------------------------------------------------------
Total Income From Operations...............................      0.60         1.47       0.92      0.78
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income....................................     (0.03)       (0.04)     (0.09)       --
  Net realized gain........................................     (0.00)*      (0.12)     (0.04)       --
--------------------------------------------------------------------------------------------------------
Total Distributions........................................     (0.03)       (0.16)     (0.13)       --
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.............................    $13.45       $12.88     $11.57     $10.78
--------------------------------------------------------------------------------------------------------
TOTAL RETURN...............................................      4.66%++     12.59%      8.50%     7.80%++
---------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)..........................   $78,360      $53,008    $14,229    $4,322
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5)...........................................      1.09%+       1.25%      1.25%     1.25%+
  Net investment income....................................      2.49+        0.78       0.66      0.42+
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE....................................        11%          44%        22%        9%
--------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1999 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) For the period from August 1, 1996 (commencement of operations) to December 31, 1996.

(4) Travelers Insurance has waived part or all of its fees the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has reimbursed the Portfolio for $12,454 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1997                         $0.03                                1.76%
1996                          0.07                                2.87+

(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.25%.

 *  Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

             MFS EMERGING GROWTH PORTFOLIO                1999(1)(2)    1998(2)      1997      1996(3)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....................     $16.87       $12.56     $10.55     $10.00
------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income (loss)(4).......................      (0.02)       (0.07)     (0.03)      0.03
  Net realized and unrealized gain......................       2.14         4.38       2.26       0.57
------------------------------------------------------------------------------------------------------
Total Income From Operations............................       2.12         4.31       2.23       0.60
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.................................         --           --         --      (0.03)
  Net realized gain.....................................         --           --      (0.21)     (0.01)
  Capital...............................................         --           --      (0.01)     (0.01)
------------------------------------------------------------------------------------------------------
Total Distributions.....................................         --           --      (0.22)     (0.05)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........................     $18.99       $16.87     $12.56     $10.55
------------------------------------------------------------------------------------------------------
TOTAL RETURN............................................      12.57%++     34.32%     21.15%      6.00%++
------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).......................   $227,677     $170,059    $70,347    $12,924
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5)........................................       0.90%+       0.89%      0.95%      0.95%+
  Net investment income (loss)..........................      (0.29)+      (0.47)     (0.40)      0.55+
------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.................................         79%          77%        94%        49%
------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1999 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.

(4) Travelers Insurance has waived part or all of its fees for the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has reimbursed the Portfolio for $16,407 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1997                         $0.01                                1.05%
1996                          0.06                                2.09+

(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

           FEDERATED HIGH YIELD PORTFOLIO             1999(1)(2)       1998         1997        1996(3)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD................    $11.11         $11.34       $10.42      $10.00
-------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4)..........................      0.50           0.71         0.60        0.31
  Net realized and unrealized gain (loss)...........     (0.12)         (0.18)        1.01        0.46
-------------------------------------------------------------------------------------------------------
Total Income From Operations........................      0.38           0.53         1.61        0.77
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.............................        --          (0.71)       (0.60)      (0.31)
  Net realized gain.................................     (0.01)         (0.05)       (0.09)      (0.04)
-------------------------------------------------------------------------------------------------------
Total Distributions.................................     (0.01)         (0.76)       (0.69)      (0.35)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......................    $11.48         $11.11       $11.34      $10.42
-------------------------------------------------------------------------------------------------------
TOTAL RETURN........................................      3.46%++        4.71%       15.45%       7.61%++
-------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...................   $48,732        $40,989      $14,049      $5,381
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5)....................................      0.85%+         0.90%        0.95%       0.95%+
  Net investment income.............................      8.77+          8.60         8.82        8.78+
-------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............................         9%            31%          43%         23%
-------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1999 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.

(4) Travelers Insurance has waived part or all of its fees for the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has reimbursed the Portfolio for $9,268 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1997                         $0.01                                1.14%
1996                          0.04                                2.19+

(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

             FEDERATED STOCK PORTFOLIO                1999(1)(2)       1998         1997        1996(3)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD................    $15.66         $13.83       $11.10      $10.00
-------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(4)..........................      0.10           0.13         0.10        0.06
  Net realized and unrealized gain..................      1.94           2.33         3.60        1.20
-------------------------------------------------------------------------------------------------------
Total Income From Operations........................      2.04           2.46         3.70        1.26
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.............................        --          (0.13)       (0.10)      (0.06)
  Net realized gain.................................     (0.16)         (0.50)       (0.87)      (0.09)
  Capital...........................................        --             --           --       (0.01)
-------------------------------------------------------------------------------------------------------
Total Distributions.................................     (0.16)         (0.63)       (0.97)      (0.16)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......................    $17.54         $15.66       $13.83      $11.10
-------------------------------------------------------------------------------------------------------
TOTAL RETURN........................................     13.08%++       17.84%       33.41%      12.61%++
-------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...................   $46,034        $35,420      $12,100      $3,380
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5)....................................      0.84%+         0.91%        0.95%       0.95%+
  Net investment income.............................      1.17+          1.14         1.11        1.55+
-------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............................         8%            31%          74%         11%
-------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1999 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.

(4) Travelers Insurance has waived part or all of its fees for the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has reimbursed the Portfolio for $15,460 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1997                         $0.02                                1.16%
1996                          0.08                                3.03+

(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

            DISCIPLINED MID CAP STOCK PORTFOLIO               1999(1)(2)       1998        1997(3)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $14.34         $12.47      $10.00
--------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(4)..................................      0.01           0.04        0.06
  Net realized and unrealized gain..........................      0.58           2.05        3.37
--------------------------------------------------------------------------------------------------
Total Income From Operations................................      0.59           2.09        3.43
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................     (0.02)            --       (0.06)
  Net realized gain.........................................     (0.57)         (0.22)      (0.90)
--------------------------------------------------------------------------------------------------
Total Distributions.........................................     (0.59)         (0.22)      (0.96)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................    $14.34         $14.34      $12.47
--------------------------------------------------------------------------------------------------
TOTAL RETURN................................................      4.24%++       16.91%      34.38%++
--------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................   $32,004        $19,460      $6,169
--------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5)............................................      0.95%+         0.95%       0.95%+
  Net investment income.....................................      0.35+          0.48        0.85+
--------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................        37%           109%         74%
--------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1999 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) For the period from April 1, 1997 (commencement of operations) to December 31, 1997.

(4) Travelers Insurance has waived all or a portion of its fees for the year ended December 31, 1998 and the period ended December 31, 1997. In addition, Travelers Insurance has reimbursed the Portfolio for $15,288 and $3,564 of the Portfolio's expenses for the six months ended June 30, 1999 and for the period ended December 31, 1997. If such fees were not waived or reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1999                         $0.01                                1.07%+
1998                          0.02                                1.22
1997                          0.08                                1.82+

(5) As a result of voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

                              Investment Advisers

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut

                              Independent Auditors

                                    KPMG LLP

                               New York, New York

                                   Custodians

                                 PNC BANK, N.A.
                         THE CHASE MANHATTAN BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock and Disciplined Mid Cap Stock Portfolios. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life & Annuity Company, and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Series Trust (Semi-Annual) (8-99) Printed in U.S.A.









THE TRAVELERS VARIABLE
PRODUCTS FUNDS

SEMI-ANNUAL REPORTS
June 30, 1999



                     THE TRAVELERS SERIES TRUST:

                     CONVERTIBLE BOND PORTFOLIO
                     STRATEGIC STOCK PORTFOLIO
                     DISCIPLINED SMALL CAP STOCK PORTFOLIO
                     MFS MID CAP GROWTH PORTFOLIO
                     MFS RESEARCH PORTFOLIO


[Travelers LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT 06183

<PG$PCN>

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for The Travelers Series Trust -- Convertible Bond Portfolio, Strategic Stock Portfolio, Disciplined Small Cap Stock Portfolio, MFS Mid Cap Growth Portfolio and MFS Research Portfolio ("Portfolios") for the period ended June 30, 1999. A more detailed summary of performance and current holdings for each Trust or Portfolio can be found in the pages listed below.

                                                          MARKET      SCHEDULE OF
SUBACCOUNT                                              COMMENTARY    INVESTMENTS
----------                                              ----------    -----------
Convertible Bond Portfolio............................      3             10
Strategic Stock Portfolio.............................      3             14
Disciplined Small Cap Stock Portfolio.................      3             16
MFS Mid Cap Growth Portfolio..........................      4             25
MFS Research Portfolio................................      5             29

ECONOMIC UPDATE

The first half of 1999 was a period of economic growth at home and recovery abroad. Following the events surrounding the Russian debt default in August of 1998 -- which included a dive in bond yields and a 0.75% decrease in interest rates -- yields have increased. Investor optimism, however, was tempered by concerns about inflation, interest rates, and continued economic growth.

EQUITY MARKET COMMENTARY

The year began on a volatile note for global financial markets as a new threat emerged in Latin America. The devaluation of the Brazilian currency raised concerns for U.S. companies with exposure to Latin America and took its toll on the stock market in the middle of January. The Dow Jones Industrial Average ("DJIA") swung from intra-day levels of above 9700 to below 9000. Stock prices did recover, however, to finish higher at the end of January.

Interest rate concerns dominated market psychology during February. Despite low inflation, interest rates moved higher amid fears of Federal Reserve Board ("Fed") tightening in response to the strong U.S. economy. In February, the yield on the 30-year Treasury bond moved from 5.18% to 5.55%. Stock market valuations became a concern as investors focused on the rise in interest rates, the lack of a substantial earnings recovery and high price/earnings multiples.

During the month of March, market sentiment reversed and investors focused on the reality of DJIA 10,000. After repeated assaults, the DJIA did breach 10,000 on March 16, retreated and then went on to close at 10,006 on March 29. Economic activity remained brisk and it became obvious that first quarter Gross Domestic Product ("GDP") growth would be above expectations. Consumer prices rose 0.1% in February and 1.6% from a year ago.

The S&P 500 Index gained 5.0% in the first quarter of 1991. The S&P 400 Mid Cap Index fell by 6.4% while the Russell 2000 Index declined by 5.4%. The S&P 500 Growth Index produced a 6.9% total return, outpacing the 2.9% total return of the S&P 500 Value Index. All sectors except consumer staples (-11%) registered respectable gains in the first quarter of 1999. The market rally was led by the energy services (22%) and technology (9%) sectors. The financial services (7%) and consumer discretionary (6%) sectors also performed well.

Despite a rise in interest rates in the second quarter, the U.S. stock market finished firmly in positive territory. Evidence of stronger-than-expected economic growth prompted hopes of a meaningful earnings recovery during the quarter and, at the same time, triggered concerns about rising interest rates. This led to a rally in small cap and value stocks.

Interest rates began to climb in the month of May as investors worried about inflation concerns on the heels of recent economic strength. First quarter GDP growth was revised down to 4.3% from 4.5%, but other indicators provided evidence of continued strength in the economy. The stock market sagged during May under the burden of lofty valuations and higher rates.

                                        1

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SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

The Fed took center stage in the month of June as investors anxiously awaited its next monetary policy move. Even though inflation data released in June was lower than consensus expectations, the bond and stock markets had clearly anticipated a 25 basis point rate hike as a result of unexpected economic strength. The decision to raise the federal-funds rate by 25 basis points on June 30, 1999 therefore, came as no surprise and markets rallied when the Fed announced that it had now switched to a neutral bias in monetary policy.

The rotation into value and small cap stocks began in the middle of April and continued through May. This trend reversed in June, as investors became comfortable that a proactive Fed policy would pre-empt inflation and keep interest rates in check. The S&P 500 Index advanced by 7.1% in the second quarter. The S&P 400 Mid Cap Index gained 14.2% while the Russell 2000 Index rose sharply by 15.6%. The S&P 500 Value Index produced a 10.8% total return, outpacing the 3.8% total return of the S&P 500 Growth Index.

All sectors within the S&P 500 except health care (-4%) registered respectable gains in the second quarter. The economically sensitive, value-oriented materials and processing (19%), energy services (14%) and producer durables (14%) sectors led the market rally. The utilities (13%) and technology (10%) sectors also performed well.

The focus in the U.S. stock market has now switched from the earnings front to the future direction of interest rates. The early second quarter earnings reports project a healthy growth in corporate profits from the prior year. With the stock market now trading well above DJIA 10,000 and at unprecedented valuation levels, any further increase in interest rates could trigger a compression in the price/earnings multiple for the stock market.

FIXED INCOME MARKET COMMENTARY

The long anticipated slowdown in U.S. economic activity again failed to happen during the reporting period. Global stock markets continued to rise led by better than expected profit growth and continued merger and acquisition activity. The risks of higher U.S. economic growth were more fairly reflected in the yield curve in the U.S. at the end of the first quarter of 1999 than they were at the beginning.

The stronger than expected growth caused interest rates to rise in the first quarter of 1999. The 30-year U.S. Treasury bond had its third worst quarter of the 1990s. In fact, only the first quarters of 1994 and 1996 were worse. The Lehman Government/Corporate Index declined about 1.2% in the first quarter of 1999. U.S. Treasuries underperformed as spreads narrowed in all sectors.

During the first half of 1999, U.S. economic growth continued at a robust pace, posting a 4.3% annualized GDP growth rate for the first quarter of 1999. Furthermore, the labor market continued to be extremely tight, as the unemployment rate fell to a 29-year low of 4.2% in March. Defying the expectations of many economists, inflation -- as measured by the Consumer Price Index ("CPI") -- was virtually absent. Productivity gains and sagging global demand were credited with keeping inflation under control. However, in the month of April, the CPI rose by 0.7%, its largest monthly increase in nine years. This, coupled with signs that many world economies were in the nascent stages of growth and recovery, deepened fears that inflationary pressures were reaching a breaking point. These concerns brought about an increase in the yield of the benchmark 30-year U.S. Treasury Bond, which gained 71 basis points between April 8 and June 24 to close at 6.16%.

To counter these inflationary pressures, the Fed raised short-term interest rates by 0.25% at the end of June, and subsequently adopted a neutral stance on monetary policy. Meanwhile, during the months of May and June, the CPI remained unchanged, generating considerable optimism that inflation had retreated. Further reports that of rising U.S. jobless claims added to the optimism.

The unwillingness of consumer spending to slow down keeps the Fed's monetary policy on watch. With the world economic crisis abating, we cannot rule out the possibility of the Fed raising rates before year-end. However, in our view, the most likely case is that the Fed's monetary policy will remain neutral through the third quarter of 1999. By next year we think that nominal growth should slow below 5% and may allow room for additional short-term rates cuts. However, if global economic growth accelerates unexpectedly and signs of inflation emerge during the remainder of 1999, the Fed will not hesitate to raise rates again.

                                        2

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SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
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CONVERTIBLE BOND PORTFOLIO

For the six months ended June 30, 1999, the Convertible Bond Portfolio ("Portfolio") posted a total return of 7.83%. The investment objective of the Portfolio is to seek current income and capital appreciation by investing in convertible securities and in combinations of nonconvertible fixed-income securities and warrants or call options that together resemble convertible securities. (Convertible securities are bonds or preferred stocks that can be converted into a preset number of shares of common stocks after a predetermined date.) The Portfolio's Investment Adviser is the Travelers Asset Management International Corporation, an indirect wholly owned subsidiary of Travelers Group Inc.

The convertible bond market has improved, and in our opinion is now more fairly valued. The market (as measured by the Merrill Lynch Investment Grade Convertible Bond Index) was up 7.58% for the second quarter of 1999. This compares favorably with the S&P 500's second quarter return of 7.04%.

Focus on total return and yield style sectors hurt the Portfolio's performance during the first and second quarters of 1999. Additionally, the Portfolio is underweighted in technology which has been by far the best performing sector so far this year. However, the Portfolio's overweight in real estate investment trusts ("REITs") and energy stocks positively affected the Portfolio during the second quarter of 1999.

STRATEGIC STOCK PORTFOLIO

For the six months ended June 30, 1999, the Strategic Stock Portfolio ("Portfolio") produced a total return of 12.37% compared to a 19.49% return for the DJIA.

The Portfolio invests in stocks with a relatively high yield. The ten highest dividend yielding stocks from the DJIA are identified each month. To supplement the original ten Dow Jones stocks, another fifteen stocks are selected from the S&P Industrials index based on dividend yield and subject to a high standard of quality ranking by Standard and Poors. The list of twenty-five stocks is recreated each month for the investment of new deposits. In order to improve the diversification benefits of the Portfolio, the number of holdings were increased from twenty to twenty five during the quarter.

For the first time in nearly two years, small-company stocks outperformed large-company stocks in the second quarter of 1999. Both major small-company stock market benchmarks -- the Russell 2000 and S&P 600 Indexes -- recorded gains of 15% (all returns exclude dividends). Meanwhile, the two major large-company stock market indexes -- the Dow Jones Industrial Average and S&P 500 Index -- registered gains of 12.11% and 6.71%, respectively.

DISCIPLINED SMALL CAP STOCK PORTFOLIO

For the six months ending June 30, 1999, the Disciplined Small Cap Stock Portfolio ("Portfolio") produced a total return of 7.78% compared with the Russell 2000 Index return of 9.28%. The Portfolio's total return compared favorably with the average return achieved by variable annuity stock funds in the Lipper small cap stock category.

The Portfolio is managed to provide diversified exposure to the small-capitalization sector of the U.S. equity market. Stock selection is based on a disciplined quantitative screening process that favors companies that are able to grow earnings above consensus expectations and offer attractive relative value.

The U.S. stock market finished the first half of 1999 firmly in positive territory despite a rise in interest rates. Evidence of stronger-than-expected economic growth prompted hopes of a meaningful earnings recovery during the quarter and, at the same time, triggered concerns about rising interest rates. Both implications led to a furious rally in small cap and value stocks.

The rotation into small cap and value stocks began in the middle of April and continued through May. This trend reversed in June, as investors became more comfortable that a proactive Fed policy would preempt inflation and keep interest rates in check.

                                        3

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SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

Small cap stocks were well ahead of large cap stocks in the second quarter but still finished the first half of 1999 with a small deficit. The Russell 2000 Index return of 9.3% lagged the S&P 500 Index of 12.4% by over 300 basis points. Growth stocks performed better than value stocks in the small cap universe during the first six months of 1999.

The managers' stock selection was most favorable in the technology and health care sectors in the first quarter of 1999. Internet stocks such as Excite and Lycos and telecommunications stocks such as Comverse Technology and Dycom Industries paid off handsomely. Among the disappointing stocks were Keane Inc., which was hurt by Y2K related concerns, and Safeskin, which was severely penalized for earnings and revenue shortfalls during the first quarter of 1999.

Stock selection for the second quarter was adverse in the technology and consumer discretionary sectors and favorable in the health care sector. The shortfall in relative performance in the technology sector came about late in the quarter as the managers were unable to shift into several growth stocks which stormed back in June. Internet stocks produced a high level of volatility after soaring in April and then retreating to prior quarter-end prices by the end of June.

In the consumer services sector, the P/E contraction experienced in April and May for several growth stocks overwhelmed the rebound in those stocks in June causing an adverse impact on performance. The health care sector produced gains in relative performance from the portfolio's bio-tech and drug holdings.

The stock selection of managers and risk control methods have performed well over the last six months in the midst of increased volatility. The key to the performance of the small cap sector in the coming months lies in the direction of the economy. A strong economy improves the odds of an earnings recovery which should bode well for small cap stocks. Aggressive Fed tightening could, however, derail a small cap rally.

MFS MID CAP GROWTH PORTFOLIO

For the six months ended June 30, 1999, the Mid Cap Growth Portfolio ("Portfolio") provided a total return of 13.31% which compares to a 9.28% return for the Russell 2000 and a 10.34% return for the Russell Midcap, both of which are unmanaged indices. (The Russell 2000 Index is made up of 2,000 smaller-capitalized U.S.-based companies whose common stocks trade on either the New York, American or NASDAQ stock exchanges.)

Until early April, a narrow band of about 50 large-company stocks beat the rest of the stock market by a wide margin, partly because investors were seeking less volatility at a time of global market turmoil. That situation has changed over the past couple of months. Investors, apparently tired of paying excessively high prices for a few big companies with relatively slow growth rates, have found more attractive prices in mid-cap and small-company stocks.

The Portfolio's relative performance can be largely attributed to strong stock selection in the technology, leisure and healthcare sectors. Gemstar, the Portfolio's top leisure holding, contributed significantly to the absolute return, gaining 73% in the quarter. The security continues to benefit from healthy growth and is up 127% year-to-date.

Semi-conductor and Internet-related holdings led the technology sector's relative out-performance in the quarter. Leaders in the overweighted semi-conductor segment include Teradyne and KLA-Tencor. Edify, a leading provider of Internet self-service software, announced an acquisition by Security First in May, resulting in a 145% return over the last quarter. VeriSign, an Internet-related Business Services holding, is the leading provider of encrypted digital Internet IDs.

Within the technology sector, software holdings are underweight in the Russell 2000 Index, as these companies are currently experiencing lock-down impacts resulting from Y2K concerns. The Portfolio also benefited from holdings in the overweighted healthcare sector. Total Renal Care, the portfolio's largest healthcare holding, rebounded from a first quarter earnings disappointment to return nearly 50% in the second quarter. Another leading healthcare performer continues to be Cytyc, up 40% for the quarter.

A few sectors experienced weighting shifts during the last six months. Buyout activity in retailing, including the acquisition of Fred Meyer by Kroger in June, prompted a decrease in the overall sector weight. The energy sector weight was increased to roughly 8.5%, with new names in the gas segment including Newfield Exploration and Houston Exploration.

                                        4

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MFS RESEARCH PORTFOLIO

For the six months ended June 30, 1999, the MFS Research Portfolio ("Portfolio") provided a total return of 8.71%. This compares to a 12.38% return for the Standard & Poor's 500 Composite Index ("S&P 500"), a popular, unmanaged index of common stock total return performance, for the same period.

The Portfolio relies on MFS(R) Original Research(SM) to incorporate the best ideas of its more than 30 equity analysts, who cover small-, mid-, and large-cap companies; therefore, the Portfolio is broadly diversified. However, the equity market has, until recently, been very narrow, with 25 to 50 large-growth stocks outperforming the rest of the stocks in the S&P 500. This Portfolio is not designed to outperform in a market favoring a small group of stocks. As the market continues to broaden, the managers expect that the Portfolio may benefit.

The Portfolio currently has a light position, relative to the S&P 500, in large-cap growth stocks and heavy positions in small-and mid-cap stocks, whose long-term opportunities the managers think are more attractive. Small- and mid-cap stocks are selling at more inexpensive prices relative to earnings than large-cap growth stocks. Stocks with lower prices relative to earnings are less vulnerable to negative events such as earnings disappointments or a broad market downturn. The managers think the companies in the Portfolio will see higher growth rates than many of the large-cap stocks. At the same time, they are avoiding Internet stocks or other companies trading at what they see as unsustainably high prices relative to their earnings.

Three industry sectors have helped performance: financial services, leisure, and technology. The Portfolio's gains in financial services largely came from brokerage and investment banking stocks. Specifically, the Portfolio had large holdings in Morgan Stanley Dean Witter and Merrill Lynch, both of which are well managed and experienced in the markets they serve. Companies around the world are using firms like Morgan Stanley and Merrill Lynch to help arrange and facilitate mergers.

Most of the Portfolio's leisure stocks are in the restaurant industry. For the past dozen years restaurants, particularly the national chains, generally have been poor investments because the number of new ones has exceeded demand. However, in the past year or so restaurants such as McDonald's and Wendy's have stopped adding domestic capacity. Now, the U.S. economy is strong, and people are eating out more often. The result is greater demand at existing restaurants and higher profits.

The leading contributors to technology performance were semiconductor companies such as LSI Logic and Analog Devices. The semiconductor industry was hurt in 1998 by the Asian economic slowdown and the fact that it had built up its manufacturing capability to a point at which there was too much supply in some market segments, so prices came down. Now, demand is beginning to catch up with supply and Asia seems to be recovering, both of which helped semiconductor companies.

The continuing strength of the U.S. economy has supported companies whose businesses can benefit from strengthening economic cycles. For example, the Portfolio has benefited from its paper holdings such as Abitibi-Consolidated and Bowater that are, respectively, the number-one and number-two newsprint producers worldwide. Bowater recently acquired a competitor, Avenor, which should give Bowater greater market share as well as the cost-savings benefits that can come from consolidation. Both Bowater and Abitibi are global in scope and are benefiting from favorable supply/demand conditions, which should result in price increases.

A few of the Portfolio's retailing holdings have underperformed. Although the retailing environment has been very good and Dayton Hudson, the department store chain, has performed well, the Portfolio was hurt by two stocks, Rite Aid and CompUSA. The managers have had a significant position in Rite Aid because they believe that as the population ages people will use more prescription medicines. However, Rite Aid opened too many stores in a short period of time and underestimated the costs of closing old stores. The company also had inventory and accounting problems. Over the long term, however, the Portfolio's team believes Rite Aid will continue to benefit from increasing prescription sales. CompUSA, meanwhile, is losing computer and software sales to companies that sell over the telephone or on the Internet. Also, some business customers, who tend to buy more expensive equipment, are cutting orders to prepare for any Year 2000
(Y2K) computer problems. By the end of this year, the investment team thinks the Y2K issue will largely be resolved, and the company should perform better.

                                        5

<PG$PCN>
SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

Looking ahead, the managers see a continuation of a low-inflation, low-interest-rate environment that would mean steady economic growth and a strong consumer sector. However, they expect the U.S. economy to slow from its rapid pace of the past few quarters and the S&P 500's average growth rate to fall to single digits this year. Given that earnings growth is falling while stock prices are rising, the Portfolio's investment team does not believe prices of many companies, particularly the big ones, are attractive. Therefore, the Portfolio is avoiding companies with declining earnings and, instead, is focusing on companies with at least flat to accelerating growth. For example, Gillette had troubles in Asia and missed its earnings estimates for a couple of quarters. Now, with Asia turning around, the managers think the company should grow at 11% this year and 15% next year, and may represent a good opportunity for the Portfolio.

In closing, we thank you for your investment in The Travelers Series Trust. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

July 26, 1999

                                        6

<PG$PCN>

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- CONVERTIBLE BOND PORTFOLIO AS OF 6/30/99 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURN
    --------------------------------------------
    Six Months Ended 6/30/99+             7.83%
    Year Ended 6/30/99                    7.60%
    5/1/98* through 6/30/99               7.59%
              CUMULATIVE TOTAL RETURN
    --------------------------------------------
    5/1/98* through 6/30/99               8.89%
    * Commencement of operations
    + Total return is not annualized, as it may
      not be representative of the total return
      for the year.

This chart assumes an initial investment of $10,000 made at inception on May 1, 1998, assuming reinvestment of dividends, through June 30, 1999. The Merrill Lynch Investment Grade
Convertible Bond Index is comprised of 115 investment grade convertible bond issues. The index excludes those issues that have mandatory conversion features. (Investment grade bonds are those rated in one of the four highest rating categories by any nationally recognized statistical rating organization.)

                                                                                                  MERRILL LYNCH INVESTMENT GRADE
                                                                 CONVERTIBLE BOND PORTFOLIO           CONVERTIBLE BOND INDEX
                                                                 --------------------------       ------------------------------
5/1/98                                                                     10000                              10000
5/98                                                                       10000                               9857
6/98                                                                       10120                               9983
7/98                                                                       10060                               9861
8/98                                                                        9390                               9007
9/98                                                                        9570                               9207
10/98                                                                       9630                               9559
11/98                                                                       9910                              10024
12/98                                                                      10098                              10528
1/99                                                                       10252                              10729
2/99                                                                       10037                              10537
3/99                                                                       10190                              10577
4/99                                                                       10508                              10832
5/99                                                                       10559                              10673
6/30/99                                                                    10889                              11208

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- STRATEGIC STOCK PORTFOLIO AS OF 6/30/99 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURN
    -------------------------------------------
    Six Months Ended 6/30/99+            12.37%
    Year Ended 6/30/99                   11.04%
    5/1/98* through 6/30/99               6.49%
              CUMULATIVE TOTAL RETURN
    -------------------------------------------
    5/1/98* through 6/30/99               7.60%
    * Commencement of operations
    + Total return is not annualized, as it may
      not be representative of the total return
      for the year.

This chart assumes an initial investment of $10,000 made at inception on May 1, 1998, assuming reinvestment of dividends, through June 30, 1999. The Dow Jones Industrial Average ("DJIA") is a price weighted average based on the price only performance of 30 blue chip stocks.

                                                                 STRATEGIC STOCK PORTFOLIO         DOW JONES INDUSTRIAL AVERAGE
                                                                 -------------------------         ----------------------------
5/1/98                                                                     10000                              10000
5/98                                                                        9830                               9833
6/98                                                                        9690                               9904
7/98                                                                        9530                               9842
8/98                                                                        8440                               8367
9/98                                                                        8780                               8718
10/98                                                                       9180                               9566
11/98                                                                       9550                              10164
12/98                                                                       9576                              10250
1/99                                                                        9515                              10463
2/99                                                                        9292                              10419
3/99                                                                        9333                              10972
4/99                                                                       10456                              12113
5/99                                                                       10497                              11872
6/30/99                                                                    10760                              12350

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                        7

<PG$PCN>

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- DISCIPLINED SMALL CAP STOCK PORTFOLIO AS OF 6/30/99 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURN
    -------------------------------------------
    Six Months Ended 6/30/99+             7.78%
    Year Ended 6/30/99                    0.50%
    5/1/98* through 6/30/99             (3.55)%
              CUMULATIVE TOTAL RETURN
    -------------------------------------------
    5/1/98* through 6/30/99             (4.12)%
    * Commencement of operations
    + Total return is not annualized, as it may
      not be representative of the total return
      for the year.

This chart assumes an initial investment of $10,000 made at inception on May 1, 1998, assuming reinvestment of dividends, through June 30, 1999. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ.

                                                                DISCIPLINED SMALL CAP STOCK
                                                                         PORTFOLIO                      RUSSELL 2000 INDEX
                                                                ---------------------------             ------------------
5/1/98                                                                     10000                              10000
5/98                                                                        9400                               9461
6/98                                                                        9540                               9481
7/98                                                                        8770                               8713
8/98                                                                        7110                               7021
9/98                                                                        7510                               7571
10/98                                                                       7780                               7879
11/98                                                                       8240                               8292
12/98                                                                       8896                               8806
1/99                                                                        8966                               8923
2/99                                                                        8254                               8200
3/99                                                                        8385                               8328
4/99                                                                        9016                               9074
5/99                                                                        9137                               9207
6/31/99                                                                     9588                               9623

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS MID CAP GROWTH PORTFOLIO AS OF 6/30/99
(UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURN
    --------------------------------------------
    Six Months Ended 6/30/99+            13.31%
    Year Ended 6/30/99                   16.20%
    3/23/98* through 6/30/99             10.76%
              CUMULATIVE TOTAL RETURN
    --------------------------------------------
    3/23/98* through 6/30/99             13.87%
    * Commencement of operations
    + Total return is not annualized as it may
      not be representative of the total return
      for the year.

This chart assumes an initial investment of $10,000 made at inception on March 23, 1998, assuming reinvestment of dividends, through June 30, 1999. The Russell Midcap Index contains the lowest 800 companies in the Russell 1000 Index as ranked by total market capitalization. The Russell Midcap Index accurately captures the medium-sized universe of securities and represents approximately 34.9% of the Russell 1000 total market capitalization.

                                                                MFS MID CAP GROWTH PORTFOLIO           RUSSELL MIDCAP INDEX
                                                                ----------------------------           --------------------
3/23/98                                                                    10000                              10000
4/98                                                                       10110                              10025
5/98                                                                        9710                               9715
6/98                                                                        9800                               9850
7/98                                                                        9230                               9380
8/98                                                                        7230                               7880
9/98                                                                        8200                               8389
10/98                                                                       8990                               8962
11/98                                                                       9330                               9385
12/98                                                                      10050                               9935
1/99                                                                       10390                               9918
2/99                                                                        9630                               9588
3/99                                                                        9900                               9888
4/99                                                                       10250                              10619
5/99                                                                       10500                              10588
6/30/99                                                                    11387                              10962

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                        8

<PG$PCN>

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS RESEARCH PORTFOLIO AS OF 6/30/99 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURN
    --------------------------------------------
    Six Months Ended 6/30/99+             8.71%
    Year Ended 6/30/99                   12.39%
    3/23/98* through 6/30/99             11.61%
              CUMULATIVE TOTAL RETURN
    --------------------------------------------
    3/23/98* through 6/30/99             14.98%
    * Commencement of operations
    + Total return is not annualized, as it may
      not be representative of the total return
      for the year.

This chart assumes an initial investment of $10,000 made at inception on March 23, 1998, assuming reinvestment of dividends, through June 30, 1999. The S&P 500 Stock Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

                                                                   MFS RESEARCH PORTFOLIO              S&P 500 STOCK INDEX
                                                                   ----------------------              -------------------
3/23/98                                                                    10000                              10000
4/98                                                                       10050                              10102
5/98                                                                        9860                               9928
6/98                                                                       10230                              10331
7/98                                                                       10000                              10222
8/98                                                                        8360                               8745
9/98                                                                        8760                               9305
10/98                                                                       9300                              10061
11/98                                                                       9890                              10671
12/98                                                                      10577                              11285
1/99                                                                       10877                              11757
2/99                                                                       10506                              11391
3/99                                                                       10697                              11847
4/99                                                                       10927                              12305
5/99                                                                       10777                              12015
6/30/99                                                                    11498                              12682

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                        9

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 1999

                           CONVERTIBLE BOND PORTFOLIO

 SHARES                                       SECURITY                              VALUE
--------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 31.3%
--------------------------------------------------------------------------------------------
BANKING -- 3.4%
   8,000            National Australia Bank, Exchange 7.875%....................  $  243,000
--------------------------------------------------------------------------------------------
ENERGY -- 4.2%
                    Calenergy Capital Trust:
   3,070              Exchange 6.500%...........................................     148,128
   3,150              Exchange 6.250%...........................................     158,288
--------------------------------------------------------------------------------------------
                                                                                     306,416
--------------------------------------------------------------------------------------------
FINANCE -- 4.1%
   3,530            AES Trust II, Exchange 5.500%...............................     203,858
   2,200            Fleetwood Capital Trust, Exchange 6.000%....................      89,100
--------------------------------------------------------------------------------------------
                                                                                     292,958
--------------------------------------------------------------------------------------------
MISCELLANEOUS -- 3.1%
   4,245            Union Pacific Cap Trust, Exchange 6.250%....................     220,740
--------------------------------------------------------------------------------------------
MULTIMEDIA -- 0.10%
     100            News Corp. Ltd., Exchange 5.000%............................      10,038
--------------------------------------------------------------------------------------------
PAPER, FOREST PRODUCTS AND PRINTING -- 2.9%
   4,000            International Paper Capital Trust, Exchange 5.250%..........     211,000
--------------------------------------------------------------------------------------------
PUBLISHING -- 1.1%
     637            Tribune Co., Exchange 2.000%................................      79,784
--------------------------------------------------------------------------------------------
REAL ESTATE -- 10.9%
   4,215            Equity Office PPTYS Trust, Exchange 5.250%..................     179,664
   8,541            Equity Residential Properties, Exchange 7.250%..............     196,443
   4,000            General Growth Properties, Exchange 7.250%..................      96,000
  13,900            Reckson Associates Realty, Exchange 7.625%..................     317,094
--------------------------------------------------------------------------------------------
                                                                                     789,201
--------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.5%
   2,000            Canadian National Railway, Exchange 5.250%..................     107,000
--------------------------------------------------------------------------------------------
                    TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $2,221,381)......   2,260,137
--------------------------------------------------------------------------------------------
  FACE
 AMOUNT    RATING(a)                           SECURITY                             VALUE
--------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES -- 61.4%
--------------------------------------------------------------------------------------------
ADVERTISING -- 2.9%
$ 60,000   A-       Omnicom Group Inc., 2.250% due 1/6/13.......................      99,000
 121,000   NR       Interpublic Group Cos. Inc., 1.800% due 9/16/04 (b).........     110,413
--------------------------------------------------------------------------------------------
                                                                                     209,413
--------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       10

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                           CONVERTIBLE BOND PORTFOLIO

 FACE
AMOUNT     RATING(a)               SECURITY                                         VALUE
--------------------------------------------------------------------------------------------
BUILDING AND CONSTRUCTION -- 1.3%
$216,000   BBB-     Lennar Corp., zero coupon due 7/29/18.......................  $   95,040
--------------------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 7.6%
                    Bea Systems Inc.:
 100,000   NR         4.000% due 6/15/05 (b)....................................     111,375
 200,000   NR         4.000% due 6/15/05........................................     235,260
 100,000   Aa2*     GVC Corp. Ltd., zero coupon due 5/21/02 (b).................     110,250
 100,000   B-       Mindspring Enterprises, 5.000% due 4/15/06..................      94,375
--------------------------------------------------------------------------------------------
                                                                                     551,260
--------------------------------------------------------------------------------------------
ELECTRONIC -- 4%
 100,000   A2*      Potomac Electric Power Co., 5.000% due 9/1/02...............      98,375
 331,200   BBB      Solectron Corp., zero coupon due 1/27/19 (b)................     192,510
--------------------------------------------------------------------------------------------
                                                                                     290,885
--------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 9.6%
                    Financial Federal Corp:
 100,000   NR         4.500% due 5/1/05 (b).....................................      91,500
 100,000   NR         4.500% due 5/1/05.........................................      91,500
 600,000   BBB-     Elan International Financial, zero coupon due 12/14/18
                      (b).......................................................     309,000
 200,000   Baa1*    Hellenic Finance, 2.000% due 7/15/03........................     205,100
--------------------------------------------------------------------------------------------
                                                                                     697,100
--------------------------------------------------------------------------------------------
HEALTHCARE -- 5.7%
 100,000   NR       Genzyme Corp., 5.250% due 6/1/05 (b)........................     139,875
 100,000   BBB      Rite Aid Corp., 5.250% due 9/15/02..........................     100,313
 100,000   BB-      Tenet Healthcare Corp., 6.000% due 12/1/05..................      81,625
 100,000   A        Thermo Instrument System, 4.500% due 10/15/03 (b)...........      89,250
--------------------------------------------------------------------------------------------
                                                                                     411,063
--------------------------------------------------------------------------------------------
HUMAN RESOURCES -- 1.2%
 100,000   BB+      Interim Services Inc., 4.500% due 6/1/05....................      85,125
--------------------------------------------------------------------------------------------
MISCELLANEOUS -- 6.4%
 107,000   A-       Diamond Offshore Drilling, 3.750% due 2/15/07...............     106,064
 190,000   A-       Koninklijke Ahold NV, 3.000% due 9/30/03....................     111,409
 100,000   A-       Thermo Electron Corp., 4.250% due 1/1/03 (b)................      90,250
 100,000   AAA      Finlayson Global, zero coupon due 2/19/04 (b)...............     156,500
--------------------------------------------------------------------------------------------
                                                                                     464,223
--------------------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 3.4%
 300,000   A+       Loews Corp., 3.125% due 9/15/07.............................     242,625
--------------------------------------------------------------------------------------------
OIL AND NATURAL GAS -- 5.7%
 100,000   A        Baker Hughes Inc., zero coupon due 5/5/08...................      76,500
 100,000   B-       Parker Drilling Corp., 5.500% due 8/1/04....................      66,375
 200,000   Baa1*    Nabors Industries, 5.000% due 5/15/06.......................     267,749
--------------------------------------------------------------------------------------------
                                                                                     410,624
--------------------------------------------------------------------------------------------
REAL ESTATE -- 1.1%
 100,000   NR       Security Cap U.S. Realty, 2.000% due 5/22/03 (b)............      76,938
--------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       11

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                           CONVERTIBLE BOND PORTFOLIO

 FACE
AMOUNT     RATING(a)               SECURITY                                         VALUE
--------------------------------------------------------------------------------------------
RETAIL -- 1.4%
$300,000   BBB      Ingram Micro Inc., zero coupon due 6/9/18 (b)...............  $  100,125
--------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 11.1%
 500,000   NR       Aspect Telecommunications, zero coupon due 8/10/18 (b)......     109,375
                    Bell Atlantic Financial Service:
  99,000   A+         5.750% due 4/1/03 (b).....................................     102,029
 300,000   A+         4.250% due 9/15/05 (b)....................................     307,139
 198,000   A+       DSC Communications Corp., 7.000% due 8/1/04.................     204,929
 100,000   B        Total Renal Care Holdings, 7.000% due 5/15/09 (b)...........      81,625
--------------------------------------------------------------------------------------------
                                                                                     805,097
--------------------------------------------------------------------------------------------
                    TOTAL CONVERTIBLE BONDS AND NOTES (Cost -- $4,265,411)......   4,439,518
--------------------------------------------------------------------------------------------
                    SUB-TOTAL INVESTMENTS (Cost -- $6,486,792)..................   6,699,655
--------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.3%
 531,000            Chase Securities Inc., 4.800% due 7/1/99; Proceeds at
                    maturity -- $531,069; (Fully collateralized by U.S. Treasury
                    Notes, 7.125% due 2/15/23; Market value -- $543,200)
                    (Cost -- $531,000)..........................................     531,000
--------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100% (Cost -- $7,017,792**)............  $7,230,655
--------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's") with the exception of those identified by an asterisk(*) , which are rated by Moody's Investor Service, Inc. ("Moody's").
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 ** Aggregate cost for Federal income tax purposes is substantially the same.

See page 13 for a definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       12

<PG$PCN>

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AAA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA            --   Bonds rated "AAA" have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay
                    principal is extremely strong.
AA             --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated
                    issues only in a small degree.
A              --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                    economic conditions than debt in higher rated categories.
BBB            --   Bonds rated "BBB" are regarded as having an adequate
                    capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                    economic conditions or changing circumstances are more
                    likely to lead to a weakened capacity to pay interest and
                    repay principal for bonds in this category than for bonds in higher rated categories.
BB, B and CCC  --   Bonds rated "BB" and "B" are regarded, on balance, as
                    predominantly speculative with respect to capacity to pay
                    interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
                    speculation than "B", and "CCC" the highest degree of
                    speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
                    large uncertainties or major risk exposures to adverse
                    conditions.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aaa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa            --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                    generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective
                    elements are likely to change, such changes as can be
                    visualized are most unlikely to impair the fundamentally
                    strong position of these bonds.
Aa             --   Bonds rated "Aa" are judged to be of the high quality by all standards. Together with the Aaa group they comprise what
                    are generally known as high grade bonds. They are rated
                    lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of
                    protective elements may be of greater amplitude, or there
                    may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.
A              --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                    Factors giving security to principal and interest are
                    considered adequate, but elements may be present that
                    suggest a susceptibility to impairment some time in the
                    future.
Baa            --   Bonds rated "Baa" are considered to be medium grade
                    obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security
                    appear adequate for the present but certain protective
                    elements may be lacking or may be characteristically
                    unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
                    speculative characteristics as well.
Ba             --   Bonds rated "Ba" are judged to have speculative elements;
                    their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                    moderate and thereby may not well safeguarded during both
                    good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B              --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.
Caa            --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
                    respect to principal or interest.
NR             --   Indicates that the bond is not rated by Standard & Poor's or
                    Moody's.

                                       13

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                           STRATEGIC STOCK PORTFOLIO

  SHARES                                SECURITY                               VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 87.7%
---------------------------------------------------------------------------------------
AEROSPACE -- 2.3%
     4,796    Rockwell International Corp. ...............................  $   291,357
---------------------------------------------------------------------------------------
AUTO TRUCKS AND PARTS -- 0.9%
     2,100    Ford Motor Co. .............................................      118,518
---------------------------------------------------------------------------------------
AUTOMOTIVE -- 3.7%
     4,175    Delphi Automotive Systems Corp. ............................       77,493
     5,973    General Motors Corp. .......................................      394,218
---------------------------------------------------------------------------------------
                                                                                471,711
---------------------------------------------------------------------------------------
BANKS - MONEY CENTER -- 4.9%
     4,382    J.P. Morgan & Co. Inc. .....................................      615,671
---------------------------------------------------------------------------------------
BEVERAGES - SOFT DRINKS -- 1.5%
     4,898    PepsiCo, Inc. ..............................................      189,492
---------------------------------------------------------------------------------------
CHEMICALS -- 1.5%
     3,949    Union Carbide Corp. ........................................      192,513
---------------------------------------------------------------------------------------
COMMUNICATIONS - EQUIPMENT -- 1.4%
     4,459    Harris Corp. ...............................................      174,737
---------------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 0.2%
       300    Microsoft Corp. ............................................       27,057
---------------------------------------------------------------------------------------
CONGLOMERATES -- 3.9%
     4,277    Honeywell Inc. .............................................      495,597
---------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 7.8%
     6,811    Eastman Kodak Co. ..........................................      461,445
     6,130    Minnesota Mining and Manufacturing Co. .....................      532,926
---------------------------------------------------------------------------------------
                                                                                994,371
---------------------------------------------------------------------------------------
DRUGS AND HEALTHCARE -- 4.6%
     8,202    Bristol-Myers Squibb Co. ...................................      577,729
---------------------------------------------------------------------------------------
ELECTRONICS -- 2.1%
     4,400    Intel Corp. ................................................      261,800
---------------------------------------------------------------------------------------
ENGINEERING AND CONSTRUCTION -- 3.9%
    12,283    Fluor Corp. ................................................      497,462
---------------------------------------------------------------------------------------
FOOD PROCESSING -- 3.5%
     8,738    H.J. Heinz & Co. ...........................................      437,993
---------------------------------------------------------------------------------------
MACHINERY -- 2.9%
     6,155    Caterpillar Inc. ...........................................      369,300
---------------------------------------------------------------------------------------
MANUFACTURER CONSUMER AND INDUSTRIAL -- 3.9%
    11,232    International Flavors & Fragrances Inc. ....................      498,420
---------------------------------------------------------------------------------------
OIL AND GAS -- 4.5%
     5,942    Chevron Corp. ..............................................      565,605
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       14

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                           STRATEGIC STOCK PORTFOLIO

SHARES                                  SECURITY                                VALUE
---------------------------------------------------------------------------------------
OIL AND GAS PRODUCTS -- 5.7%
     5,214    E.I. du Pont de Nemours & Co. ..............................  $   356,181
     3,708    Mobil Corp. ................................................      367,092
---------------------------------------------------------------------------------------
                                                                                723,273
---------------------------------------------------------------------------------------
OIL - SUPPLIES AND CONSTRUCTION -- 0.7%
     2,500    Baker Hughes Inc. ..........................................       83,750
---------------------------------------------------------------------------------------
OIL PRODUCTION - DOMESTIC -- 2.4%
     4,001    Exxon Corp. ................................................      308,578
---------------------------------------------------------------------------------------
PAPER PRODUCTS -- 4.2%
    10,503    International Paper Co. ....................................      530,401
---------------------------------------------------------------------------------------
RETAIL -- 0.8%
       600    Sears, Roebuck & Co. .......................................       26,737
     1,600    Tandy Corp. ................................................       78,200
---------------------------------------------------------------------------------------
                                                                                104,937
---------------------------------------------------------------------------------------
RETAIL - SPECIALTY APPAREL -- 3.1%
     8,741    The Limited, Inc. ..........................................      396,622
---------------------------------------------------------------------------------------
RETAIL - DEPARTMENT STORES -- 3.8%
    11,885    May Department Stores Co. ..................................      485,800
---------------------------------------------------------------------------------------
SEMICONDUCTOR - EQUIPMENT -- 1.1%
     2,398    Conexant Systems, Inc. (a) .................................      139,234
---------------------------------------------------------------------------------------
TELEPHONE -- 2.3%
     5,283    AT&T Corp. .................................................      294,857
---------------------------------------------------------------------------------------
TIRE AND RUBBER GOODS -- 2.6%
     5,500    Goodyear Tire & Rubber Co. .................................      323,469
---------------------------------------------------------------------------------------
TOBACCO -- 3.7%
    11,759    Philip Morris Cos. Inc. ....................................      472,565
---------------------------------------------------------------------------------------
TRANSPORTATION -- 3.8%
    15,985    Norfolk Southern Corp. .....................................      481,548
---------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $9,959,401).....................   11,124,367
---------------------------------------------------------------------------------------
   FACE
  AMOUNT                                SECURITY                               VALUE
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 12.3%
$1,554,000    Chase Manhattan Bank, 4.800% due 7/1/99; Proceeds at
              maturity -- $1,554,207; (Fully collateralized by U.S.
              Treasury Notes, 7.125% due 2/15/23; Market
              value -- $1,590,400) (Cost -- $1,554,000)...................    1,554,000
---------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $11,513,401*)............  $12,678,367
---------------------------------------------------------------------------------------

(a) Non-income producing security.

 *  Aggregate cost for Federal income tax purpose is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       15

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

 SHARES                              SECURITY                              VALUE
-----------------------------------------------------------------------------------
COMMON STOCK -- 94.2%
-----------------------------------------------------------------------------------
ADVERTISING -- 0.8%
   1,661   ADVO, Inc. (a)..............................................  $   34,465
       1   Outdoor Systems, Inc. (a)...................................          18
   1,065   Snyder Communications, Inc. (a) ............................      34,878
-----------------------------------------------------------------------------------
                                                                             69,361
-----------------------------------------------------------------------------------
AEROSPACE -- 0.9%
   1,115   Cordant Technologies, Inc. .................................      50,385
   1,533   Primex Technologies, Inc. ..................................      33,056
-----------------------------------------------------------------------------------
                                                                             83,441
-----------------------------------------------------------------------------------
AIR TRANSPORT -- 0.5%
   1,545   Airborne Freight Corp. .....................................      42,777
-----------------------------------------------------------------------------------
AUTO PARTS -- 0.6%
     930   Borg-Warner Automotive, Inc. ...............................      51,150
-----------------------------------------------------------------------------------
AUTO PARTS - ORIGINAL EQUIPMENT -- 0.8%
   1,803   Arvin Industries, Inc. .....................................      68,289
-----------------------------------------------------------------------------------
AUTO RELATED -- 0.9%
       6   Ogden Corp. ................................................         161
     930   SPX Corp. (a)...............................................      77,655
-----------------------------------------------------------------------------------
                                                                             77,816
-----------------------------------------------------------------------------------
AUTOMOTIVE -- 0.1%
     180   Navistar International Corp. (a)............................       9,000
-----------------------------------------------------------------------------------
BANKS -- 1.9%
     759   Centura Banks, Inc. ........................................      42,788
   1,184   Mercantile Bankshares Corp. ................................      41,884
   1,679   United Bankshares, Inc. ....................................      44,494
   1,052   Westamerica Bancorporation..................................      38,398
-----------------------------------------------------------------------------------
                                                                            167,564
-----------------------------------------------------------------------------------
BANKS - COMMERCIAL -- 2.5%
   1,114   Associated Banc-Corp. ......................................      46,231
   1,698   Brenton Banks, Inc. ........................................      26,319
     787   CCB Financial Corp. ........................................      41,613
   1,013   City National Corp. ........................................      37,924
   1,052   GBC Bancorp.................................................      21,303
   3,035   Republic Bancorp Inc. ......................................      46,094
-----------------------------------------------------------------------------------
                                                                            219,484
-----------------------------------------------------------------------------------
BANKS - THRIFT INSTITUTIONS -- 1.1%
     655   Astoria Financial Corp. ....................................      28,780
   1,490   Dime Bancorp, Inc. .........................................      29,986
   1,533   Flagstar Bancorp, Inc. .....................................      38,708
-----------------------------------------------------------------------------------
                                                                             97,474
-----------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       16

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

SHARES                  SECURITY                                            VALUE
-----------------------------------------------------------------------------------
BEVERAGES - ALCOHOLIC -- 0.5%
     849   Canandaigua Brands, Inc., Class A Shares (a)................  $   44,520
-----------------------------------------------------------------------------------
BROADCASTING - TV, CABLE & RADIO -- 0.5%
     823   Cox Radio, Inc., Class A Shares (a).........................      44,648
-----------------------------------------------------------------------------------
BUILDING MATERIALS -- 2.0%
   1,221   Centex Construction Products, Inc...........................      41,666
     870   Dycom Industries, Inc. (a)..................................      48,720
     983   Lone Star Industries, Inc. .................................      36,923
     983   Simpson Manufacturing Co., Inc. (a).........................      46,692
-----------------------------------------------------------------------------------
                                                                            174,001
-----------------------------------------------------------------------------------
CHEMICALS -- 1.3%
   1,771   Crompton & Knowles Corp. ...................................      34,645
   1,184   Dexter Corp. ...............................................      48,322
   1,332   Solutia, Inc. ..............................................      28,388
-----------------------------------------------------------------------------------
                                                                            111,355
-----------------------------------------------------------------------------------
CHEMICALS - SPECIALTY -- 0.3%
     785   OM Group, Inc. .............................................      27,083
-----------------------------------------------------------------------------------
CLOTHING - RETAIL -- 0.3%
   2,340   The Cato Corp. .............................................      27,202
-----------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 2.7%
     691   Abacus Direct Corp. (a).....................................      63,226
   1,664   Data Processing Resources Corp. (a).........................      39,312
   1,399   International Network Services (a)..........................      56,484
     539   Lason, Inc. (a).............................................      26,747
     500   Priceline.com, Inc. (a).....................................      57,781
-----------------------------------------------------------------------------------
                                                                            243,550
-----------------------------------------------------------------------------------
COMMUNICATIONS - EQUIPMENT -- 0.6%
   1,753   DSP Communications, Inc. (a)................................      50,618
-----------------------------------------------------------------------------------
COMPUTERS -- 4.2%
   1,153   Comverse Technology, Inc. (a)...............................      87,052
   2,572   E*Trade Group, Inc. (a).....................................     102,719
   1,383   National Computer Systems, Inc..............................      46,677
   1,607   Progress Software Corp. (a).................................      45,397
   1,915   Protein Design Labs, Inc. (a)...............................      42,489
   1,490   Xircom, Inc. (a)............................................      44,794
-----------------------------------------------------------------------------------
                                                                            369,128
-----------------------------------------------------------------------------------
COMPUTERS SERVICES -- 1.7%
   1,383   Complete Business Solutions, Inc. (a).......................      24,807
   1,686   Mastech Corp. (a)...........................................      31,402
   1,686   Network Appliance, Inc. (a).................................      94,206
-----------------------------------------------------------------------------------
                                                                            150,415
-----------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       17

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

SHARES                  SECURITY                                            VALUE
-----------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 3.4%
   1,400   AVT Corp. (a)...............................................  $   53,025
   2,150   Genesys Telecommunications Laboratories, Inc. (a)...........      53,750
   1,246   Legato Systems, Inc. (a)....................................      71,957
   1,700   Mercury Interactive Corp. (a)...............................      60,137
   5,600   Sybase, Inc. (a)............................................      61,600
-----------------------------------------------------------------------------------
                                                                            300,469
-----------------------------------------------------------------------------------
CONSTRUCTION -- 0.9%
   1,145   Centex Corp. ...............................................      43,009
   2,301   D.R. Horton, Inc. ..........................................      38,254
-----------------------------------------------------------------------------------
                                                                             81,263
-----------------------------------------------------------------------------------
CONSTRUCTION PLANT AND EQUIPMENT -- 0.6%
   1,322   Jacobs Engineering Group Inc. (a)...........................      50,236
-----------------------------------------------------------------------------------
CONSUMER/BUSINESS SERVICES -- 0.3%
   1,100   The Metzler Group, Inc. (a).................................      30,387
-----------------------------------------------------------------------------------
CONSUMER DURABLES -- 0.8%
     557   Cort Business Services Corp. (a)............................      13,333
   2,417   Tower Automotive, Inc. (a)..................................      61,482
-----------------------------------------------------------------------------------
                                                                             74,815
-----------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 0.3%
   1,295   United Stationers Supply Co. (a)............................      28,490
-----------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 0.7%
   1,341   Fossil, Inc. (a)............................................      64,870
-----------------------------------------------------------------------------------
CONSUMER SERVICES -- 0.1%
   1,065   CareMatrix Corp. (a)........................................      13,245
-----------------------------------------------------------------------------------
EDUCATION -- 0.4%
   1,686   Education Management Corp. (a)..............................      34,984
-----------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 1.1%
   1,025   Calpine Corp. (a)...........................................      55,350
   4,928   El Paso Electric Co. .......................................      44,044
-----------------------------------------------------------------------------------
                                                                             99,394
-----------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.3%
   1,980   Park Electrochemical Corp. .................................      56,925
   1,837   C&D Technologies, Inc.......................................      56,258
-----------------------------------------------------------------------------------
                                                                            113,183
-----------------------------------------------------------------------------------
ELECTRONICS -- 2.8%
   1,600   Brooks Automation, Inc. (a).................................      43,300
   1,870   DII Group, Inc. (a).........................................      69,774
   1,702   Esterline Technologies Corp. (a)............................      24,466
   3,730   Mentor Graphics Corp. (a)...................................      47,790
   1,133   Semtech Corp. (a)...........................................      59,057
-----------------------------------------------------------------------------------
                                                                            244,387
-----------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       18

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

SHARES                  SECURITY                                            VALUE
-----------------------------------------------------------------------------------
ELECTRONICS - SEMICONDUCTOR -- 0.6%
   1,700   Unitrode Corp. (a)..........................................  $   48,768
-----------------------------------------------------------------------------------
ENTERTAINMENT -- 0.6%
   3,960   Aztar Corp. (a).............................................      36,382
   1,750   Florida Panthers Holdings, Inc. (a).........................      18,703
-----------------------------------------------------------------------------------
                                                                             55,085
-----------------------------------------------------------------------------------
FINANCIAL SERVICES -- 2.8%
   2,243   Doral Financial Corp. ......................................      38,691
   2,108   Eaton Vance Corp. ..........................................      72,594
   1,837   Enhance Financial Services Group, Inc. .....................      36,280
   2,662   National Commerce Bancorporation............................      58,231
     470   SEI Investments Co. ........................................      41,477
-----------------------------------------------------------------------------------
                                                                            247,273
-----------------------------------------------------------------------------------
FOOD PROCESSING -- 0.5%
   1,607   Pilgrim's Pride Corp., Class B shares.......................      48,210
-----------------------------------------------------------------------------------
FOOD WHOLESALERS -- 0.4%
   2,032   Bob Evans Farms, Inc. ......................................      40,386
-----------------------------------------------------------------------------------
FOODS -- 0.8%
   1,410   Earth Grains Co. ...........................................      36,395
   1,383   IBP, Inc. ..................................................      32,846
-----------------------------------------------------------------------------------
                                                                             69,241
-----------------------------------------------------------------------------------
FOODS AND BEVERAGES -- 0.6%
   1,750   Foodmaker, Inc. (a).........................................      49,656
-----------------------------------------------------------------------------------
FOREST PRODUCTS -- 0.6%
       1   Pope & Talbot, Inc. ........................................          12
   1,280   Potlatch Corp. .............................................      56,240
-----------------------------------------------------------------------------------
                                                                             56,252
-----------------------------------------------------------------------------------
HEALTHCARE -- 1.2%
   1,145   Medicis Pharmaceutical Corp., Class A shares (a)............      29,054
   1,573   Res-Care, Inc. (a)..........................................      35,785
   1,145   Trigon Healthcare, Inc. (a).................................      41,649
-----------------------------------------------------------------------------------
                                                                            106,488
-----------------------------------------------------------------------------------
HEALTHCARE PRODUCTS -- 0.7%
   1,276   Xomed Surgical Products, Inc. (a)...........................      62,125
-----------------------------------------------------------------------------------
HEALTHCARE SERVICES -- 0.7%
   1,200   InfoCure Corp. (a)..........................................      63,525
-----------------------------------------------------------------------------------
HOME BUILDING -- 1.2%
   1,875   Lennar Corp. ...............................................      45,000
   1,196   NVR, Inc. (a)...............................................      62,416
-----------------------------------------------------------------------------------
                                                                            107,416
-----------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       19

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

SHARES                  SECURITY                                            VALUE
-----------------------------------------------------------------------------------
HOSPITAL SUPPLY -- 0.5%
   1,500   Datascope Corp. (a).........................................  $   48,187
-----------------------------------------------------------------------------------
HOUSEHOLD FURNISHINGS AND APPLIANCES -- 1.1%
   1,273   Ethan Allen Interiors, Inc. ................................      48,055
   1,382   Haverty Furniture Companies, Inc. ..........................      48,715
-----------------------------------------------------------------------------------
                                                                             96,770
-----------------------------------------------------------------------------------
INDUSTRIALS -- 0.4%
   1,013   Everest Reinsurance Holdings, Inc. .........................      33,049
-----------------------------------------------------------------------------------
INSURANCE -- 2.2%
   1,549   Fidelity National Financial, Inc. ..........................      32,529
     655   Financial Security Assurance Holdings, Ltd. ................      34,060
   1,837   First American Financial Corp. .............................      32,836
   1,383   HCC Insurance Holdings, Inc. ...............................      31,376
   1,008   Medical Assurance, Inc. (a).................................      28,476
     794   Radian Group Inc. ..........................................      38,757
-----------------------------------------------------------------------------------
                                                                            198,034
-----------------------------------------------------------------------------------
INTERNET -- 4.1%
     812   CMGI Inc. (a)...............................................      92,669
   1,533   CSG Systems International, Inc. (a).........................      40,146
     690   Doubleclick Inc. (a)........................................      63,307
     860   Infoseek Corp. (a)..........................................      41,226
     406   Lycos, Inc. (a).............................................      37,301
   1,100   Xoom.com, Inc. (a)..........................................      57,750
   1,477   USWeb Corp. (a).............................................      32,770
-----------------------------------------------------------------------------------
                                                                            365,169
-----------------------------------------------------------------------------------
INVESTMENT COMPANY -- 0.4%
   1,276   EVEREN Capital Corp. .......................................      38,040
-----------------------------------------------------------------------------------
LEISURE TIME -- 0.5%
     983   Coach USA, Inc. (a).........................................      41,225
-----------------------------------------------------------------------------------
MACHINERY -- 0.7%
   1,601   Astec Industries, Inc. (a)..................................      65,240
-----------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED -- 0.5%
     798   Briggs & Stratton Corp. ....................................      46,084
-----------------------------------------------------------------------------------
MANUFACTURING -- 1.1%
   1,505   AptarGroup, Inc. ...........................................      45,150
   1,672   MotivePower Industries, Inc. (a)............................      29,678
   1,314   Tredegar Industries, Inc. ..................................      28,579
-----------------------------------------------------------------------------------
                                                                            103,407
-----------------------------------------------------------------------------------
MEDICAL EQUIPMENT -- 0.5%
   1,800   Gliatech Inc. (a)...........................................      45,900
-----------------------------------------------------------------------------------
MEDICAL PRODUCTS AND SUPPLIES -- 0.5%
   1,400   Conmed Corp. (a)............................................      42,875
-----------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       20

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

SHARES                  SECURITY                                            VALUE
-----------------------------------------------------------------------------------
MEDICAL SERVICES -- 0.8%
   1,700   King Pharmaceuticals Inc. (a)...............................  $   43,987
   1,183   Renal Care Group, Inc. (a)..................................      30,610
-----------------------------------------------------------------------------------
                                                                             74,597
-----------------------------------------------------------------------------------
MISCELLANEOUS -- 1.0%
     889   Health Care Properties Investors, Inc. .....................      25,669
   1,533   Zale Corp. (a)..............................................      61,320
-----------------------------------------------------------------------------------
                                                                             86,989
-----------------------------------------------------------------------------------
NATURAL GAS - DIVERSIFIED -- 0.5%
   1,609   Newfield Exploration Co. (a)................................      45,755
-----------------------------------------------------------------------------------
OFFICE EQUIPMENT SERVICES -- 0.3%
   1,634   Daisytek International Corp. (a)............................      26,654
-----------------------------------------------------------------------------------
OIL AND GAS PRODUCTS -- 0.5%
   2,983   Marine Drilling Cos., Inc. (a)..............................      40,829
-----------------------------------------------------------------------------------
OIL INTEGRATED - DOMESTIC -- 0.6%
   1,490   Barrett Resources Corp. (a).................................      57,178
-----------------------------------------------------------------------------------
OIL INTEGRATED - INTERNATIONAL -- 0.5%
     983   Murphy Oil Corp. ...........................................      47,982
-----------------------------------------------------------------------------------
OIL - DOMESTIC -- 0.6%
   1,800   Cal Dive International, Inc. (a)............................      53,775
-----------------------------------------------------------------------------------
PHARMACEUTICAL -- 1.7%
     926   Alpharma, Inc., Class A Shares..............................      32,930
     961   IDEC Pharmaceuticals Corp. (a)..............................      74,057
   1,915   Roberts Pharmaceutical Corp. (a)............................      46,438
-----------------------------------------------------------------------------------
                                                                            153,425
-----------------------------------------------------------------------------------
PRINT, PUBLISH AND BROADCAST -- 0.5%
     676   Adelphia Communications Corp. (a)...........................      43,010
-----------------------------------------------------------------------------------
PRINTING -- 1.0%
     999   Consolidated Graphics, Inc. (a).............................      49,950
   2,237   Mail-Well, Inc. (a).........................................      36,211
-----------------------------------------------------------------------------------
                                                                             86,161
-----------------------------------------------------------------------------------
PUBLISHING - NEWSPAPER -- 0.6%
   1,533   The McClatchy Co., Class A Shares...........................      50,780
-----------------------------------------------------------------------------------
REAL ESTATE -- 2.2%
   1,052   Arden Realty, Inc. .........................................      25,905
   1,278   First Industrial Realty Trust, Inc. ........................      35,065
   1,533   General Growth Properties, Inc. ............................      54,421
   2,264   Reckson Associates Realty Corp. ............................      53,204
   1,915   Vistana, Inc. (a)...........................................      30,161
-----------------------------------------------------------------------------------
                                                                            198,756
-----------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       21

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

SHARES                  SECURITY                                             VALUE
-----------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 4.2%
   1,317   Avalonbay Communities, Inc. ................................  $   48,724
     983   Cousins Properties, Inc. ...................................      33,237
   1,276   EastGroup Properties, Inc. .................................      25,599
   1,941   Glenborough Realty Trust, Inc. .............................      33,967
   1,843   Liberty Property Trust......................................      45,844
     918   Mid-America Apartment Communities, Inc. ....................      21,228
   1,811   Nationwide Health Properties, Inc. .........................      34,522
   1,533   Parkway Properties, Inc. ...................................      50,780
   2,301   Prime Retail, Inc...........................................      19,989
   1,115   Regency Realty Corp.........................................      24,460
     918   Spieker Properties, Inc.....................................      35,687
-----------------------------------------------------------------------------------
                                                                            374,037
-----------------------------------------------------------------------------------
RESTAURANT -- 1.1%
   4,200   Lone Star Steakhouse & Saloon, Inc. (a).....................      40,818
   1,820   Sonic Corp. (a).............................................      59,377
-----------------------------------------------------------------------------------
                                                                            100,195
-----------------------------------------------------------------------------------
RETAIL -- 2.1%
   1,276   AnnTaylor Stores Corp. (a)..................................      57,420
   1,280   Cost Plus, Inc. (a).........................................      58,240
   2,009   Pacific Sunwear of Calif., Inc. (a).........................      48,957
   1,729   Trans World Entertainment Corp. (a).........................      19,451
-----------------------------------------------------------------------------------
                                                                            184,068
-----------------------------------------------------------------------------------
RETAIL - SPECIALTY APPAREL -- 0.3%
     816   Jones Apparel Group, Inc. (a)...............................      27,999
-----------------------------------------------------------------------------------
RETAIL - MAIL ORDER/GENERAL -- 0.7%
   2,435   Family Dollar Stores, Inc...................................      58,440
-----------------------------------------------------------------------------------
RETAIL - SPECIALTY -- 1.2%
   1,703   Action Performance Co., Inc. (a)............................      56,199
   1,504   Guitar Center, Inc. (a).....................................      15,698
   1,452   The Men's Wearhouse, Inc. (a)...............................      37,026
-----------------------------------------------------------------------------------
                                                                            108,923
-----------------------------------------------------------------------------------
SAVINGS AND LOAN ASSOCIATION -- 0.8%
   1,623   FirstFed Financial Corp. (a)................................      31,242
   2,108   Peoples Heritage Financial Group, Inc.......................      39,656
-----------------------------------------------------------------------------------
                                                                             70,898
-----------------------------------------------------------------------------------
SOFTWARE -- 0.4%
     900   New Era of Networks, Inc. (a)...............................      39,543
-----------------------------------------------------------------------------------
STEEL -- 1.1%
   2,085   AK Steel Holding Corp.......................................      46,912
   1,196   Reliance Steel & Aluminum Co................................      46,644
-----------------------------------------------------------------------------------
                                                                             93,556
-----------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       22

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

SHARES                  SECURITY                                            VALUE
-----------------------------------------------------------------------------------
TECHNOLOGY -- 0.6%
   1,989   Mettler-Toledo International Inc. (a).......................  $   49,352
-----------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 4.8%
   1,206   Commonwealth Telephone Enterprises, Inc. (a)................      48,767
     889   COMSAT Corp.................................................      28,892
     936   NTL Inc. (a)................................................      80,671
   1,400   Orckit Communication Ltd. (a)...............................      34,650
   1,870   Polycom, Inc. (a)...........................................      72,930
   2,065   Skytel Communications, Inc. (a).............................      43,235
   1,971   Voice Stream Wireless Corp. (a).............................      56,050
   2,301   Western Wireless Corp. Class A Shares (a)...................      62,127
-----------------------------------------------------------------------------------
                                                                            427,322
-----------------------------------------------------------------------------------
TELEPHONE -- 0.6%
   2,200   Chico's Fas, Inc. (a).......................................      51,700
-----------------------------------------------------------------------------------
TRANSPORTATION -- 1.7%
   1,050   Alaska Air Group, Inc. (a)..................................      43,837
   1,490   SkyWest, Inc................................................      37,156
   1,533   US Freightways Corp.........................................      70,997
-----------------------------------------------------------------------------------
                                                                            151,990
-----------------------------------------------------------------------------------
TRANSPORTATION - MISCELLANEOUS -- 0.4%
     928   Avondale Industries, Inc. (a)...............................      36,192
-----------------------------------------------------------------------------------
UTILITIES -- 1.9%
   1,201   Connecticut Energy Corp.....................................      46,313
   1,890   MDU Resources Group, Inc....................................      43,115
     850   New Jersey Resources Corp...................................      31,821
   1,837   NorthWestern Corp...........................................      44,432
-----------------------------------------------------------------------------------
                                                                            165,681
-----------------------------------------------------------------------------------
UTILITIES - GAS -- 0.8%
   1,276   Southwest Gas Corp..........................................      36,525
   1,490   UGI Corp....................................................      30,079
-----------------------------------------------------------------------------------
                                                                             66,604
-----------------------------------------------------------------------------------
WHOLESALE DISTRIBUTOR -- 0.6%
   1,403   Bindley Western Industries, Inc.............................      32,349
     704   Priority Healthcare Corp. (a)...............................      24,288
-----------------------------------------------------------------------------------
                                                                             56,637
-----------------------------------------------------------------------------------
           TOTAL COMMON STOCK (Cost -- $7,827,257).....................   8,372,032
-----------------------------------------------------------------------------------
WARRANT -- 0.3%
   2,925   Equity Inns, Inc. (Cost -- $33,681).........................      27,056
-----------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       23

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  FACE
 AMOUNT                              SECURITY                              VALUE
-----------------------------------------------------------------------------------
U.S. TREASURIES -- 0.5%
$ 40,000   U.S. Treasury Bill due 9/16/99 (Cost -- $39,615 )...........  $   39,615
-----------------------------------------------------------------------------------
           SUB-TOTAL INVESTMENTS (Cost -- $7,900,553)..................   8,438,703
-----------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.0%
 441,000   Chase Manhattan Bank, 4.800% due 7/1/99; Proceeds at
           maturity -- 441,059; (Fully collateralized by U.S. Treasury
           Notes, 7.125% due 2/15/23; Market value -- $453,600)
           (Cost -- $441,000)..........................................     441,000
-----------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100% (Cost -- $8,341,553*).............  $8,879,703
-----------------------------------------------------------------------------------

(a) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       24

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 91.2%
--------------------------------------------------------------------------------------
ADVERTISING -- 0.0%
        50   Flycast Communications Corp. (a)............................  $       956
--------------------------------------------------------------------------------------
AUTO PARTS -- 0.3%
     2,290   Federal-Mogul Corp. ........................................      119,080
--------------------------------------------------------------------------------------
BASIC INDUSTRIES -- 0.5%
     9,700   Houston Exploration Co. (a).................................      183,693
--------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.6%
    10,900   Cytyc Corp. (a).............................................      212,550
--------------------------------------------------------------------------------------
BROADCASTING -- 0.0%
       100   Radio One Inc. (a)..........................................        4,650
--------------------------------------------------------------------------------------
BROADCASTING - TV, CABLE AND RADIO -- 5.5%
    25,420   Gemstar International Group Ltd. (a)........................    1,658,655
     8,200   Hearst-Argyle Television, Inc. (a)..........................      196,800
     1,700   Sinclair Broadcast Group Inc., Class A Shares (a)...........       27,838
--------------------------------------------------------------------------------------
                                                                             1,883,293
--------------------------------------------------------------------------------------
BROKERAGE -- 3.1%
    32,970   A.G. Edwards, Inc. .........................................    1,063,282
--------------------------------------------------------------------------------------
BUSINESS SERVICES -- 21.3%
     5,880   Affiliated Computer Services, Inc., Class A Shares (a)......      297,675
     1,900   CheckFree Holdings Corp. (a)................................       52,369
       100   Critical Path Inc. (a)......................................        5,532
     2,600   CSG Systems International, Inc. (a).........................       68,087
     9,890   DST Systems, Inc. (a).......................................      621,833
    14,845   Fiserv, Inc. (a)............................................      464,834
     3,340   Gartner Group, Inc. (a).....................................       68,470
     5,900   Great Atlantic & Pacific Tea Co., Inc. .....................      199,493
    14,400   IMRglobal Corp. (a).........................................      277,200
     7,490   Learning Tree International, Inc. (a).......................       81,922
       100   Net Perceptions Inc. (a)....................................        2,181
    20,700   Network Solutions Inc. (a)..................................    1,637,888
     4,400   Novellus Systems, Inc. (a)..................................      300,300
    20,120   Policy Management Systems Corp. (a).........................      603,600
    38,340   SportsLine USA, Inc. (a)....................................    1,375,447
    11,700   SunGard Data Systems Inc. (a)...............................      403,650
    26,970   Technology Solutions Co. (a)................................      291,622
     4,050   The BISYS Group Inc. (a)....................................      236,925
       100   USinternetworking Inc. (a)..................................        4,200
     4,100   VeriSign Inc. (a)...........................................      353,625
--------------------------------------------------------------------------------------
                                                                             7,346,853
--------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 0.8%
        40   Sylvan Learning Systems, Inc. (a)...........................        1,087
     7,200   The Dial Corp. .............................................      267,750
--------------------------------------------------------------------------------------
                                                                               268,837
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       25

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                          MFS MID CAP GROWTH PORTFOLIO

SHARES                  SECURITY                                           VALUE
-----------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 6.8%
    14,860   Aspen Technology, Inc. (a)..................................  $   174,605
        50   Ariba Inc. (a)..............................................        4,862
     1,530   BMC Software, Inc. (a)......................................       82,620
    19,100   Cadence Design Systems, Inc. (a)............................      243,525
    15,500   Citrix Systems, Inc. (a)....................................      875,750
    14,300   Edify Corp. (a).............................................      191,262
        50   Informatica Corp. (a).......................................        1,781
     5,030   Intuit, Inc. (a)............................................      453,329
        50   Marimba (a).................................................        2,635
     2,500   Online Resources & Communication Corp. (a)..................       33,906
     4,450   Synopsys, Inc. (a)..........................................      245,585
     2,760   Vantive Corp. (a)...........................................       31,567
--------------------------------------------------------------------------------------
                                                                             2,341,427
--------------------------------------------------------------------------------------
CONSUMER SERVICES -- 1.1%
    12,420   BJ's Wholesale Club, Inc. (a)...............................      373,377
        50   Mapquest.com Inc. (a).......................................          816
--------------------------------------------------------------------------------------
                                                                               374,193
--------------------------------------------------------------------------------------
DISTRIBUTION -- 0.0%
       100   Valley Media Inc. (a).......................................        1,487
--------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.7%
    38,130   Cable Design Technologies (a)...............................      588,631
--------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS -- 0.0%
        50   GlobeSpan Inc. (a)..........................................        1,987
--------------------------------------------------------------------------------------
ELECTRONICS -- 10.9%
    15,000   Applied Science & Technology (a)............................      337,500
    10,500   KLA-Tencor Corp. (a)........................................      681,187
    14,100   Kulicke & Soffa Industries, Inc. (a)........................      378,057
    25,470   Lo-Jack Corp. (a)...........................................      213,311
    12,600   Teradyne, Inc. (a)..........................................      904,050
    41,000   Security Dynamics Technologies Inc. (a).....................      871,250
    18,440   SIPEX Corp. (a).............................................      378,020
--------------------------------------------------------------------------------------
                                                                             3,763,375
--------------------------------------------------------------------------------------
ELECTRONICS - SEMICONDUCTOR -- 2.1%
     9,900   Analog Devices, Inc. .......................................      496,857
    11,500   MKS Instruments Inc. (a)....................................      214,187
--------------------------------------------------------------------------------------
                                                                               711,044
--------------------------------------------------------------------------------------
ENERGY -- 0.1%
     2,900   CONSOL Energy Inc. (a)......................................       34,800
--------------------------------------------------------------------------------------
FOODS -- 0.7%
     6,100   Suiza Foods Corp. (a).......................................      255,438
--------------------------------------------------------------------------------------
FOODS AND BEVERAGES -- 1.0%
    11,300   Keebler Foods Co. (a).......................................      343,238
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       26

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                          MFS MID CAP GROWTH PORTFOLIO

SHARES                  SECURITY                                               VALUE
--------------------------------------------------------------------------------------
HEALTH EQUIPMENT AND SERVICES -- 0.1%
     3,700   Omnicare, Inc. .............................................  $    46,712
--------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.3%
     3,380   McCormick & Co., Inc. ......................................      106,682
--------------------------------------------------------------------------------------
INTERNET CONTENT -- 1.0%
     7,700   Security First Technologies (a).............................      347,462
--------------------------------------------------------------------------------------
INTERNET SOFTWARE -- 0.0%
        50   Software.com Inc. (a).......................................        1,160
--------------------------------------------------------------------------------------
MEDICAL EQUIPMENT -- 3.5%
    54,800   STERIS Corp. (a)............................................    1,061,750
     7,000   Ventana Medical Systems (a).................................      133,875
--------------------------------------------------------------------------------------
                                                                             1,195,625
--------------------------------------------------------------------------------------
MEDICAL PRODUCTS AND SUPPLIES -- 3.5%
    48,370   IDEXX Laboratories, Inc. (a)................................    1,127,625
     5,800   LaserSight Inc. (a).........................................       94,250
--------------------------------------------------------------------------------------
                                                                             1,221,875
--------------------------------------------------------------------------------------
MEDICAL SERVICES -- 8.3%
    19,900   Concentra Managed Care Inc. (a).............................      294,768
    40,490   Health Management Associates, Inc., Class A Shares (a)......      455,512
    18,120   Lincare Holdings, Inc. (a)..................................      453,000
    25,740   PSS World Medical, Inc. (a).................................      287,966
    89,100   Total Renal Care Holdings, Inc. (a).........................    1,386,618
--------------------------------------------------------------------------------------
                                                                             2,877,864
--------------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 0.2%
     1,184   XL Capital Ltd., Class A Shares.............................       66,896
--------------------------------------------------------------------------------------
NATURAL GAS - DIVERSIFIED -- 1.9%
    22,800   Newfield Exploration Co. (a)................................      648,375
--------------------------------------------------------------------------------------
OIL DRILLING AND SERVICES -- 5.2%
    12,580   Cooper Cameron Corp. (a)....................................      466,246
     8,150   Diamond Offshore Drilling, Inc. ............................      231,256
    14,240   Global Industries Ltd. (a)..................................      182,450
    25,520   Noble Drilling Corp. (a)....................................      502,425
    16,300   Transocean Offshore Inc. ...................................      427,875
--------------------------------------------------------------------------------------
                                                                             1,810,252
--------------------------------------------------------------------------------------
PHARMACEUTICAL -- 3.3%
     2,430   Cytoclonal Pharmaceuticals Inc. (a).........................       15,339
     4,840   Sepracor Inc. (a)...........................................      393,250
    11,300   United Therapeutics Corp. (a)...............................      134,187
    14,360   Quintiles Transnational Corp. (a)...........................      603,120
--------------------------------------------------------------------------------------
                                                                             1,145,896
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       27

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                          MFS MID CAP GROWTH PORTFOLIO

SHARES                  SECURITY                                                VALUE
--------------------------------------------------------------------------------------
PUBLISHING - NEWSPAPER -- 1.9%
     4,200   Meredith Corp...............................................  $   145,425
    10,070   Scholastic Corp. (a)........................................      509,793
       100   Ziff-Davis Inc. -- ZDNET (a)................................        2,600
--------------------------------------------------------------------------------------
                                                                               657,818
--------------------------------------------------------------------------------------
RETAIL - SPECIALTY -- 1.9%
    43,300   CompUSA, Inc. (a)...........................................      322,043
    30,660   Gymboree Corp. (a)..........................................      321,930
--------------------------------------------------------------------------------------
                                                                               643,973
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 3.2%
    36,540   Aerial Communications, Inc. (a).............................      493,290
        50   Copper Mountain Networks Inc. (a)...........................        3,862
        50   Inet Technologies Inc. (a)..................................        1,200
    20,100   Intermedia Communications, Inc. (a).........................      603,000
       100   Time Warner Telecom -- Class A (a)..........................        2,900
        50   Redback Networks (a)........................................        6,278
--------------------------------------------------------------------------------------
                                                                             1,110,530
--------------------------------------------------------------------------------------
UTILITIES - GAS -- 0.4%
     3,400   Camco International Corp. ..................................      126,012
--------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $28,267,670)....................   31,505,946
--------------------------------------------------------------------------------------

   FACE
  AMOUNT                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
CONVERTIBLE BONDS -- 0.7%
             Concentra Managed Care:
$   47,000     6.000% due 12/15/01.......................................       44,885
   205,000     4.500% due 3/15/03........................................      193,725
--------------------------------------------------------------------------------------
             TOTAL CONVERTIBLE BONDS (Cost -- $169,883)..................      238,610
--------------------------------------------------------------------------------------
SHORT-TERM SECURITY -- 8.1%
 2,800,000   Federal Home Loan Mortgage Corp., 4.600% due 7/1/99
             (Cost -- $2,800,000)........................................    2,800,000
--------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $31,237,553*)............  $34,544,556
--------------------------------------------------------------------------------------

(a) Non-income producing security.
 * Aggregate cost for Federal income tax purpose is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       28

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 90.2%
--------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 4.1%
    13,800   Gulfstream Aerospace Corp. (a)..............................  $   932,362
     1,790   Newport News Shipbuilding Inc. .............................       52,805
     8,500   Raytheon Co. ...............................................      598,188
    28,020   United Technologies Corp. ..................................    2,008,684
--------------------------------------------------------------------------------------
                                                                             3,592,039
--------------------------------------------------------------------------------------
AUTOMOTIVE -- 1.0%
    15,510   Federal-Mogul Corp. ........................................      806,520
     1,200   SPX Corp. ..................................................      100,200
--------------------------------------------------------------------------------------
                                                                               906,720
--------------------------------------------------------------------------------------
BANKS AND CREDIT COMPANIES -- 6.0%
    19,158   Associates First Capital Corp. .............................      848,939
     6,200   Bank of America Corp. ......................................      454,537
    18,680   Bank of New York Co., Inc. .................................      685,323
    15,700   PNC Bank Corp. .............................................      904,713
     2,100   Providian Financial Corp. ..................................      196,350
     5,820   The Chase Manhattan Corp. ..................................      504,157
     9,270   The CIT Group, Inc. ........................................      267,671
    11,750   U.S. Bancorp................................................      399,500
    24,550   Wells Fargo Co. ............................................    1,049,512
--------------------------------------------------------------------------------------
                                                                             5,310,702
--------------------------------------------------------------------------------------
BASIC MATERIALS -- 0.5%
    12,700   Owens-Illinois, Inc. (a)....................................      415,131
--------------------------------------------------------------------------------------
BROADCAST AND CABLE TV -- 3.5%
     9,360   CBS Corp. ..................................................      406,575
     8,200   Comcast Corp. ..............................................      315,188
    20,100   Infinity Broadcasting Corp. (a).............................      597,975
     6,110   MediaOne Group, Inc. (a)....................................      454,431
    17,650   Time Warner Inc. ...........................................    1,297,275
--------------------------------------------------------------------------------------
                                                                             3,071,444
--------------------------------------------------------------------------------------
BROKERS AND ASSET MANAGERS -- 0.8%
     1,900   Charles Schwab Corp. .......................................      208,763
       800   Goldman Sachs Group, Inc. ..................................       57,800
     4,300   Morgan Stanley Dean Witter & Co. ...........................      440,750
--------------------------------------------------------------------------------------
                                                                               707,313
--------------------------------------------------------------------------------------
BUSINESS SERVICES -- 0.7%
     9,200   First Data Corp. ...........................................      450,225
     1,900   Modis Professional Services, Inc. (a).......................       26,125
     2,100   VeriSign, Inc. (a)..........................................      181,125
--------------------------------------------------------------------------------------
                                                                               657,475
--------------------------------------------------------------------------------------
CHEMICALS -- 0.2%
     7,650   Cambrex Corp. ..............................................      200,812
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       29

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                             MFS RESEARCH PORTFOLIO

SHARES                  SECURITY                                                VALUE
--------------------------------------------------------------------------------------
COMPUTER SOFTWARE SYSTEMS -- 14.0%
       300   BackWeb Technologies Ltd. (a)...............................  $     8,212
    23,810   BMC Software, Inc. (a)......................................    1,285,740
     6,950   Cadence Design Systems, Inc. (a)............................       88,613
     2,300   Citrix Systems, Inc. (a)....................................      129,950
     7,840   Computer Associates International, Inc. ....................      431,200
    21,320   Compuware Corp. (a).........................................      678,243
    10,780   EMC Corp. ..................................................      592,900
     4,400   Hewlett-Packard Co. (a).....................................      442,200
       100   Intuit Inc. (a).............................................        9,012
    46,740   Microsoft Corp. (a).........................................    4,215,364
    52,915   Oracle Corp. (a)............................................    1,964,469
       700   Phone.com, Inc. (a).........................................       39,200
       100   Software.com, Inc. (a)......................................        2,319
    19,280   Sun Microsystems, Inc. (a)..................................    1,327,910
     7,700   Synopsys, Inc. (a)..........................................      424,944
    13,460   Xerox Corp. ................................................      794,981
--------------------------------------------------------------------------------------
                                                                            12,435,257
--------------------------------------------------------------------------------------
CONGLOMERATES -- 3.1%
    28,540   Tyco International Ltd. ....................................    2,704,165
--------------------------------------------------------------------------------------
CONSUMER STAPLES/HOUSEHOLD AND PERSONAL CARE -- 5.1%
     4,900   Colgate-Palmolive Co. ......................................      483,875
    17,700   Gillette Co. ...............................................      728,570
    14,400   Newell Rubbermaid Inc. .....................................      669,600
     7,680   The Clorox Co. .............................................      820,320
    18,680   The Dial Corp. .............................................      694,662
    12,670   The Procter & Gamble Co. ...................................    1,130,798
--------------------------------------------------------------------------------------
                                                                             4,527,825
--------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.8%
    15,200   Danaher Corp. ..............................................      883,500
     5,800   Honeywell Inc. .............................................      672,075
--------------------------------------------------------------------------------------
                                                                             1,555,575
--------------------------------------------------------------------------------------
ELECTRONICS -- 4.0%
    39,220   Analog Devices, Inc. (a)....................................    1,968,354
    33,300   LSI Logic Corp. (a).........................................    1,535,962
--------------------------------------------------------------------------------------
                                                                             3,504,316
--------------------------------------------------------------------------------------
ENTERTAINMENT -- 1.3%
    36,800   Walt Disney Co. ............................................    1,133,900
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       30

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                             MFS RESEARCH PORTFOLIO

SHARES                  SECURITY                                                VALUE
--------------------------------------------------------------------------------------
FOOD AND BEVERAGE PRODUCTS -- 3.0%
     9,600   Anheuser-Busch Cos., Inc. ..................................  $   681,000
     2,100   Bestfoods...................................................      103,950
     8,600   Coca-Cola Co. ..............................................      537,500
     9,300   Nabisco Holdings Corp. .....................................      402,225
    29,530   Ralston-Ralston Purina Group................................      898,820
--------------------------------------------------------------------------------------
                                                                             2,623,495
--------------------------------------------------------------------------------------
FOREST AND PAPER PRODUCTS -- 0.8%
     7,400   Abitibi-Consolidated Inc. ..................................       84,175
     7,800   Bowater Inc. ...............................................      368,550
    12,353   Smurfit-Stone Container Corp. (a)...........................      254,008
--------------------------------------------------------------------------------------
                                                                               706,733
--------------------------------------------------------------------------------------
GAMING AND LODGING -- 0.5%
     9,900   Carnival Corp. .............................................      480,150
--------------------------------------------------------------------------------------
HEALTH MAINTENANCE ORGANIZATIONS -- 1.0%
    13,540   United HealthCare Corp. ....................................      847,943
--------------------------------------------------------------------------------------
INSURANCE -- 6.4%
     6,100   American International Group, Inc. .........................      714,081
    12,950   CIGNA Corp. ................................................    1,152,550
    10,980   Conseco, Inc. ..............................................      334,204
    12,570   Equitable Cos. Inc. ........................................      842,190
    13,600   Hartford Financial Services Group, Inc. ....................      793,050
    17,420   Lincoln National Corp. .....................................      911,284
     6,370   Nationwide Financial Services, Inc. ........................      288,242
    13,530   ReliaStar Financial Corp. ..................................      591,938
--------------------------------------------------------------------------------------
                                                                             5,627,539
--------------------------------------------------------------------------------------
INTEGRATED OILS -- 3.5%
     1,100   Atlantic Richfield Co. .....................................       91,919
    11,312   BP Amoco PLC -- ADR.........................................    1,227,352
    14,900   Conoco Inc. ................................................      415,337
    13,110   Mobil Corp. ................................................    1,297,890
     1,700   Total Fina SA -- ADR........................................      109,544
--------------------------------------------------------------------------------------
                                                                             3,142,042
--------------------------------------------------------------------------------------
MEDICAL EQUIPMENT -- 2.1%
    20,650   Guidant Corp. ..............................................    1,062,184
     9,900   Medtronic, Inc. ............................................      770,963
       700   VISX, Inc. (a)..............................................       55,431
--------------------------------------------------------------------------------------
                                                                             1,888,578
--------------------------------------------------------------------------------------
MEDICAL SERVICES -- 1.6%
    12,505   Cardinal Health, Inc. ......................................      801,883
    44,130   HEALTHSOUTH Corp. (a).......................................      659,192
--------------------------------------------------------------------------------------
                                                                             1,461,075
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       31

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                             MFS RESEARCH PORTFOLIO

SHARES                  SECURITY                                               VALUE
--------------------------------------------------------------------------------------
PHARMACEUTICAL -- 4.6%
    26,320   American Home Products Corp. ...............................  $ 1,513,400
    19,900   Bristol-Myers Squibb Co. ...................................    1,401,706
    20,360   Pharmacia & Upjohn, Inc. ...................................    1,156,703
--------------------------------------------------------------------------------------
                                                                             4,071,809
--------------------------------------------------------------------------------------
PRINT/PUBLISHING -- 0.4%
     5,600   Gannett Co., Inc. ..........................................      399,700
--------------------------------------------------------------------------------------
RETAIL/FOOD AND DRUG STORES -- 4.1%
    21,000   CVS Corp. ..................................................    1,065,750
    35,400   Kroger Co. .................................................      992,899
    26,970   Rite Aid Corp. .............................................      664,136
    18,980   Safeway Inc. (a)............................................      939,510
--------------------------------------------------------------------------------------
                                                                             3,662,295
--------------------------------------------------------------------------------------
RETAIL/STORES -- 2.5%
    16,800   CompUSA Inc. (a)............................................      124,950
    10,920   Dayton-Hudson Corp. ........................................      709,800
    21,605   Office Depot, Inc. (a)......................................      476,660
    12,950   TJX Cos., Inc. .............................................      431,397
     9,200   Wal-Mart Stores, Inc. ......................................      443,900
--------------------------------------------------------------------------------------
                                                                             2,186,707
--------------------------------------------------------------------------------------
RESTAURANTS -- 1.5%
       100   CKE Restaurants, Inc. ......................................        1,625
    31,420   McDonald's Corp. ...........................................    1,298,039
--------------------------------------------------------------------------------------
                                                                             1,299,664
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 3.9%
    27,300   Cisco Systems, Inc. (a).....................................    1,760,850
    16,700   Motorola, Inc. .............................................    1,582,325
     3,600   Telefonaktiebolaget LM Ericsson -- ADR......................      118,575
       200   Tellabs, Inc. (a)...........................................       13,513
--------------------------------------------------------------------------------------
                                                                             3,475,263
--------------------------------------------------------------------------------------
UTILITIES - ELECTRIC POWER -- 1.0%
     9,900   CMS Energy Corp. ...........................................      414,563
    12,940   MidAmerican Energy Holdings (a).............................      448,047
--------------------------------------------------------------------------------------
                                                                               862,610
--------------------------------------------------------------------------------------
UTILITIES - GAS -- 0.3%
     5,260   Columbia Energy Group.......................................      329,736
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       32

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                             MFS RESEARCH PORTFOLIO

SHARES                  SECURITY                                                VALUE
--------------------------------------------------------------------------------------
UTILITIES - TELEPHONE SERVICES -- 6.9%
    24,520   Bell Atlantic Corp. ........................................  $ 1,602,995
    24,747   MCI WorldCom, Inc. (a)......................................    2,134,429
    13,700   Sprint Corp. ...............................................      723,531
    29,100   Sprint Corp. (PCS Group)....................................    1,662,337
--------------------------------------------------------------------------------------
                                                                             6,123,292
--------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $72,321,408)....................   79,911,305
--------------------------------------------------------------------------------------
FOREIGN STOCK -- 4.1%
--------------------------------------------------------------------------------------
GERMANY -- 0.8%
     4,560   Mannesmann AG...............................................      681,895
--------------------------------------------------------------------------------------
UNITED KINGDOM -- 0.7%
    16,300   AstraZeneca Group PLC.......................................      631,547
--------------------------------------------------------------------------------------
SPAIN -- 0.5%
    21,600   Repsol - YPF, SA............................................      441,066
--------------------------------------------------------------------------------------
SWEDEN -- 1.2%
    32,400   Telefonaktiebolaget LM Ericsson, Class B Shares.............    1,038,471
--------------------------------------------------------------------------------------
SWITZERLAND -- 0.9%
     2,790   UBS -- AG...................................................      832,728
--------------------------------------------------------------------------------------
             TOTAL FOREIGN STOCK (Cost -- $3,385,613)....................    3,625,707
--------------------------------------------------------------------------------------

   FACE
  AMOUNT                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.7%
             Federal Home Loan Mortgage Corp.:
$3,200,000     4.84% due 7/1/99..........................................    3,200,000
 1,845,000     4.60% due 7/9/99..........................................    1,843,016
--------------------------------------------------------------------------------------
             TOTAL SHORT-TERM INVESTMENTS (Cost -- $5,043,016)...........    5,043,016
--------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $80,750,037*)............  $88,580,028
--------------------------------------------------------------------------------------

(a) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       33

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 1999

                                                                               DISCIPLINED       MFS
                                                   CONVERTIBLE    STRATEGIC     SMALL CAP      MID CAP         MFS
                                                      BOND          STOCK         STOCK        GROWTH       RESEARCH
                                                    PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments -- Cost............................  $6,486,792    $ 9,959,401   $7,900,553    $31,237,553   $80,750,037
  Repurchase agreements -- Cost..................     531,000      1,554,000      441,000             --            --
----------------------------------------------------------------------------------------------------------------------
  Investments, at Value..........................  $6,699,655    $11,124,367   $8,438,703    $34,544,556   $88,580,028
  Repurchase agreements, at Value................     531,000      1,554,000      441,000             --            --
  Cash...........................................         958            431          860         27,178            --
  Dividends and interest receivable..............      46,256         25,866        9,342          9,313        34,035
  Receivable for securities sold.................     220,133             --       70,145         10,818       661,535
  Receivable from broker -- variation margin.....          --             --        1,400             --            --
  Receivable from affiliate......................      14,311          7,600       26,126         20,396        22,538
----------------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS...................................   7,512,313     12,712,264    8,987,576     34,612,261    89,298,136
======================================================================================================================
LIABILITIES:
  Payable for securities purchased...............          --             --      122,458        152,585       664,613
  Payable to bank................................          --             --           --             --        59,914
  Investment advisory fees payable...............       3,928          6,609        6,025         21,793        57,726
  Administration fees payable....................         393            661          453          1,634         4,329
  Payable for open forward foreign currency
    contracts (Note 9)...........................          --             --           --             --           844
  Accrued expenses...............................      16,261         18,034       24,736         20,711        20,304
----------------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES..............................      20,582         25,304      153,672        196,273       807,730
----------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.................................  $7,491,731    $12,686,960   $8,833,904    $34,415,538   $88,490,406
======================================================================================================================
NET ASSETS:
  Paid-in capital................................  $7,022,881    $11,432,832   $8,300,863    $29,688,905   $78,858,644
  Undistributed (overdistributed) net investment
    income.......................................     139,575         90,769       15,095        (34,065)       15,921
  Accumulated net realized gain (loss) from
    security transactions, futures contracts and
    foreign currencies...........................     116,412         (1,607)     (32,407)     1,453,695     1,786,522
  Net unrealized appreciation of investments,
    futures contracts and foreign currencies.....     212,863      1,164,966      550,353      3,307,003     7,829,319
----------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.................................  $7,491,731    $12,686,960   $8,833,904    $34,415,538   $88,490,406
======================================================================================================================
SHARES OUTSTANDING...............................     705,166      1,193,655      924,476      3,033,924     7,707,889
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.......................      $10.62         $10.63         $9.56        $11.34        $11.48
----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       34

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 1999

                                                                                    DISCIPLINED      MFS
                                                         CONVERTIBLE   STRATEGIC     SMALL CAP     MID CAP        MFS
                                                            BOND         STOCK         STOCK        GROWTH      RESEARCH
                                                          PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest.............................................  $ 109,267     $   22,819   $  10,835     $   55,512   $   83,491
  Dividends............................................     54,360        112,952      35,690         14,879      229,242
  Less: Foreign witholding tax.........................         --             --         (15)            --       (4,679)
-------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME..............................    163,627        135,771      46,510         70,391      308,054
-------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2)....................     18,039         29,876      26,372         83,053      234,356
  Audit and legal......................................      9,000          9,000       7,000         10,000       15,500
  Shareholder and system servicing fees................      4,500          4,500       4,500          4,500        4,500
  Trustees' fees.......................................      1,870          1,870       1,870          1,870        1,870
  Administration fees (Note 2).........................      1,804          2,988       1,978          6,229       17,577
  Shareholder communications...........................      1,350          2,000       1,300          3,700        8,000
  Custody..............................................      1,000          1,700      14,100         13,000       27,500
  Registration fees....................................        500             --         986          1,000        5,000
  Pricing service fees.................................         --            105         345             --          180
  Other................................................        300            563         805          1,500        1,000
-------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES.......................................     38,363         52,602      59,256        124,852      315,483
  Less: Expense reimbursements.........................    (14,311)        (7,600)    (26,126)       (20,396)     (22,538)
-------------------------------------------------------------------------------------------------------------------------
  NET EXPENSES.........................................     24,052         45,002      33,130        104,456      292,945
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)...........................    139,575         90,769      13,380        (34,065)      15,109
-------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 3, 6
AND 9):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term
       securities).....................................    116,417             (2)    453,759      1,597,595    2,456,753
    Futures contracts..................................         --             --       2,740             --           --
    Foreign currencies.................................         --             --          --             --          830
-------------------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS).............................    116,417             (2)    456,499      1,597,595    2,457,583
-------------------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation)
  of Investments, Futures Contracts and Foreign
  Currencies:
    Beginning of period................................    (32,859)       (15,341)    347,835      1,054,708    4,168,831
    End of period......................................    212,863      1,164,966     550,353      3,307,003    7,829,319
-------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION..............    245,722      1,180,307     202,518      2,252,295    3,660,488
-------------------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCIES...............................    362,139      1,180,305     659,017      3,849,890    6,118,071
-------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS.................   $501,714     $1,271,074    $672,397     $3,815,825   $6,133,180
-------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       35

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)   FOR THE SIX MONTHS ENDED JUNE
                                                   30, 1999

                                                                                 DISCIPLINED        MFS
                                                  CONVERTIBLE      STRATEGIC      SMALL CAP       MID CAP           MFS
                                                     BOND            STOCK          STOCK         GROWTH         RESEARCH
                                                   PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss).................   $  139,575      $    90,769    $   13,380     $   (34,065)    $    15,109
  Net realized gain (loss).....................      116,417               (2)      456,499       1,597,595       2,457,583
  Increase in net unrealized appreciation......      245,722        1,180,307       202,518       2,252,295       3,660,488
----------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS.......      501,714        1,271,074       672,397       3,815,825       6,133,180
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income........................           --              (60)           --              --              --
  Net realized gains...........................       (8,610)              --            --        (130,585)             --
----------------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS...............................       (8,610)             (60)           --        (130,585)             --
----------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 15):
  Net proceeds from sale of shares.............    2,577,203        5,338,917     3,314,283      17,370,648      44,554,495
  Net asset value of shares issued for
    reinvestment of dividends..................        8,610               60            --         130,585              --
  Cost of shares reacquired....................     (204,396)        (809,798)     (314,994)         (4,748)        (67,710)
----------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS....................    2,381,417        4,529,179     2,999,289      17,496,485      44,486,785
----------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.........................    2,874,521        5,800,193     3,671,686      21,181,725      50,619,965
NET ASSETS:
  Beginning of period..........................    4,617,210        6,886,767     5,162,218      13,233,813      37,870,441
----------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD*...............................   $7,491,731      $12,686,960    $8,833,904     $34,415,538     $88,490,406
----------------------------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net
  investment income of:                             $139,575           $90,769       $15,095        $(34,065)        $15,921
----------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       36

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS      FOR THE PERIOD ENDED DECEMBER 31, 1998

                                                                                   DISCIPLINED         MFS
                                                   CONVERTIBLE      STRATEGIC       SMALL CAP        MID CAP           MFS
                                                      BOND            STOCK           STOCK          GROWTH         RESEARCH
                                                  PORTFOLIO (a)   PORTFOLIO (a)   PORTFOLIO (a)   PORTFOLIO (b)   PORTFOLIO (b)
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..................   $  101,428      $   82,044       $   14,466     $   (13,081)    $    46,892
  Net realized gain (loss)......................       16,179          (1,605)        (489,073)           (234)       (659,463)
  Increase in net unrealized appreciation
    (depreciation)..............................      (32,859)        (15,341)         347,835       1,054,708       4,168,831
-------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    OPERATIONS..................................       84,748          65,098         (126,772)      1,041,393       3,556,260
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.........................     (101,365)        (81,984)         (12,584)             --         (57,678)
  Net realized gains............................       (7,637)             --               --              --              --
  Capital.......................................           --              --           (2,412)             --          (1,158)
-------------------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS................................     (109,002)        (81,984)         (14,996)             --         (58,836)
-------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 15):
  Net proceeds from sale of shares..............    4,632,057       9,903,403        5,417,586      12,312,206      35,252,585
  Net asset value of shares issued for
    reinvestment of dividends...................      109,002          81,984           14,996              --          58,836
  Cost of shares reacquired.....................      (99,595)     (3,081,734)        (128,596)       (119,786)       (938,404)
-------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
    TRANSACTIONS................................    4,641,464       6,903,653        5,303,986      12,192,420      34,373,017
-------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS..........................    4,617,210       6,886,767        5,162,218      13,233,813      37,870,441
NET ASSETS:
  Beginning of period...........................           --              --               --              --              --
-------------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD*................................   $4,617,210      $6,886,767       $5,162,218     $13,233,813     $37,870,441
-------------------------------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net
  investment income of:                                    --             $60           $1,715              --        $(10,432)
-------------------------------------------------------------------------------------------------------------------------------

(a) For the period May 1, 1998 (commencement of operations) to December 31,
    1998.
(b) For the period March 23, 1998 (commencement of operations) to December 31, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       37

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth and MFS Research Portfolios ("Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and fifteen other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Disciplined Mid Cap Stock, U.S. Government Securities, Social Awareness Stock, Utilities, Large Cap, Equity Income, Zero Coupon Bond Fund Portfolio Series 2000, Zero Coupon Bond Fund Portfolio Series 2005, NWQ Large Cap and Jurika & Voyles Core Equity Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities, other than U.S. government agencies, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence;
(f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the capital accounts of the Convertible Bond Portfolio, Disciplined Small Cap Stock Portfolio, MFS Mid Cap Growth Portfolio and MFS Research Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the MFS Mid Cap Growth and MFS Research Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc., acts as investment adviser to the Convertible Bond ("CB"), Disciplined Small Cap Stock ("DSCS"), MFS Mid Cap Growth ("MMCG"), MFS Research ("MRP"), and Strategic Stock ("SSP") Portfolios. CB, DSCS, MMCG, MRP, and SSP each pay TAMIC an investment advisory fee calculated at annual rates of 0.60%, 0.80%, 0.80%, 0.80% and 0.60%, respectively. This fee is calculated daily and paid monthly.

                                       38

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     TAMIC has entered into sub-advisory agreements with Massachusetts Financial Services ("MFS"), and Travelers Investment Management Co., Inc. ("TIMCO"). Pursuant to each sub-advisory agreement, MFS is responsible for the day-to-day portfolio operations and investment decisions for MMCG and MRP and TIMCO is responsible for the day-to-day portfolio operations and investment decisions for DSCS and SSP. As a result, the following fees are paid and calculated at an annual rate:

          - TAMIC pays MFS 0.375% of MMCG and MRP's average daily net assets.

          - TAMIC pays TIMCO 0.40% and 0.20% of the average daily net assets of DSCS and SSP, respectively.
These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). Travelers Insurance pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the Portfolios. This fee is calculated daily and paid monthly.

     For the six months ended June 30, 1999, Travelers Insurance reimbursed expenses in the amounts of $14,311, $7,600, $26,126, $20,396 and $22,538 for CB,
SSP, DSCS, MMCG and MRP, respectively.

     For the six months ended June 30, 1999, DSCS paid Salomon Smith Barney Inc., another subsidiary of SSBH, brokerage commissions of $544.

     One Trustee and all officers of the Trust are employees of Citigroup Inc., or its subsidiaries.

     3.  INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities), during the six months ended June 30, 1999 were as follows:

                         PORTFOLIO                             PURCHASES       SALES
---------------------------------------------------------------------------------------
Convertible Bond Portfolio..................................  $ 3,226,110   $   659,232
Strategic Stock Portfolio...................................    3,863,944            19
Disciplined Small Cap Stock Portfolio.......................    6,126,149     3,143,680
MFS Mid Cap Growth Portfolio................................   30,815,296    15,306,464
MFS Research Portfolio......................................   72,559,267    30,422,091
---------------------------------------------------------------------------------------

     At June 30, 1999, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 GROSS          GROSS
                                                               UNREALIZED     UNREALIZED    NET UNREALIZED
                         PORTFOLIO                            APPRECIATION   DEPRECIATION    APPRECIATION
----------------------------------------------------------------------------------------------------------
Convertible Bond Portfolio..................................   $  457,479    $  (244,616)    $   212,863
Strategic Stock Portfolio...................................    1,292,285       (127,319)      1,164,966
Disciplined Small Cap Stock Portfolio.......................      939,234       (401,084)        538,150
MFS Mid Cap Growth Portfolio................................    4,520,892     (1,213,889)      3,307,003
MFS Research Portfolio......................................    8,961,028     (1,131,037)      7,829,991
-----------------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodians take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5.  REVERSE REPURCHASE AGREEMENTS

     The Portfolios may from time to time enter into reverse repurchase agreements.

     A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk

                                       39

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high-grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     At June 30, 1999, the Portfolios had no open reverse repurchase agreements.

     6.  FUTURES CONTRACTS

     The Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 1999, DSCS had purchased 2 financial futures contracts on the Mid Cap 400 Index expiring in September 1999. The basis value of such contracts was $407,147. The market value of such contracts on June 30, 1999 was $419,350, resulting in an unrealized gain of $12,203.

     7.  OPTIONS CONTRACTS

     The Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At June 30, 1999, the Portfolios had no open purchased put or call option contracts.

     When Portfolios write a covered call or put option, an amount equals to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

     During the six months ended June 30, 1999, the Portfolios did not write any options.

     8.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign

                                       40

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     9.  FORWARD FOREIGN CURRENCY CONTRACTS

     MMCG and MRP may enter into forward foreign currency contracts.

     At June 30, 1999, MRP had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:

                                                         LOCAL      MARKET     SETTLEMENT    UNREALIZED
FOREIGN CURRENCY                                        CURRENCY     VALUE        DATE          LOSS
-------------------------------------------------------------------------------------------------------
TO BUY:
British Pound.........................................   40,728     $64,800      7/1/99        $(494)
British Pound.........................................   12,657      19,952      7/1/99          (97)
British Pound.........................................   22,868      36,048      7/2/99         (253)
-------------------------------------------------------------------------------------------------------
Net Unrealized Loss on Forward
  Foreign Currency Contracts..........................                                         $(844)
-------------------------------------------------------------------------------------------------------

     10.  SECURITIES TRADED ON A WHEN-ISSUED BASIS

     The Portfolios may from time to time purchase securities on a when-issued basis.

     In a when-issued transaction, the Portfolio commits to purchasing securities for which specific information is not yet known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into the when-issued transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At June 30, 1999, there were no when-issued securities held by the Portfolios.

     11.  MORTGAGE DOLLAR ROLL TRANSACTIONS

     The Portfolios have the ability to participate in mortgage dollar rolls.

     A mortgage dollar roll transaction involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to purchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale will be invested and the income from these investments, together with any additional income from the Portfolio exceeding the yield on the securities sold.

     At June 30, 1999, there were no mortgage dollar roll transactions held by the Portfolios.

     12.  SHORT SALES AGAINST THE BOX

     The Portfolios have the ability to engage in short sales against the box.

     A short sale against the box is a short sale of common stock such that, when the short position is open, the Portfolio involved owns an equal amount of the stock or preferred stock or debt securities (convertible or exchangeable) without payment of further consideration, into an equal number of shares of common stock sold short. The proceeds of the sale will be held by the broker until the settlement date, when the Portfolio delivers the stock or the convertible or exchangeable securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the stock or the preferred stock or the interest from the stock or convertible or exchangeable debt securities plus a portion of the interest earned from the proceeds of the short sale. The Portfolio will deposit in a segregated account with the Portfolio's custodian, the common stock or convertible preferred stock or debt securities in connection with short sales against the box.

     At June 30, 1999, there were no open short sales against the box.

                                       41

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     13.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1998, DSCS and MRP had, for Federal tax purposes, $455,000 and $308,000, respectively, of capital loss carryforwards available to offset future capital gains through 2006. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     14.  LENDING OF SECURITIES

     The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

     At June 30, 1999, there were no loaned securities held by the Portfolios.

     15.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                            SIX MONTHS ENDED         PERIOD ENDED
                                                             JUNE 30, 1999      DECEMBER 31, 1998(a)(b)
----------------------------------------------------------------------------------------------------------
CONVERTIBLE BOND PORTFOLIO:
Shares sold.............................................         256,334                 467,540
Shares issued for reinvestment..........................             825                  11,055
Shares reacquired.......................................         (20,291)                (10,297)
----------------------------------------------------------------------------------------------------------
Net Increase............................................         236,868                 468,298
----------------------------------------------------------------------------------------------------------
STRATEGIC STOCK PORTFOLIO:
Shares sold.............................................         547,348               1,041,160
Shares issued for reinvestment..........................               6                   8,666
Shares reacquired.......................................         (81,631)               (321,894)
----------------------------------------------------------------------------------------------------------
Net Increase............................................         465,723                 727,932
----------------------------------------------------------------------------------------------------------
DISCIPLINED SMALL CAP STOCK PORTFOLIO:
Shares sold.............................................         377,582                 597,608
Shares issued for reinvestment..........................              --                   1,691
Shares reacquired.......................................         (35,300)                (17,105)
----------------------------------------------------------------------------------------------------------
Net Increase............................................         342,282                 582,194
----------------------------------------------------------------------------------------------------------
MFS MID CAP GROWTH PORTFOLIO:
Shares sold.............................................       1,705,902               1,328,144
Shares issued for reinvestment..........................          12,273                      --
Shares reacquired.......................................            (480)                (11,915)
----------------------------------------------------------------------------------------------------------
Net Increase............................................       1,717,695               1,316,229
----------------------------------------------------------------------------------------------------------
MFS RESEARCH PORTFOLIO:
Shares sold.............................................       4,127,330               3,675,328
Shares issued for reinvestment..........................              --                   5,571
Shares reacquired.......................................          (6,442)                (93,898)
----------------------------------------------------------------------------------------------------------
Net Increase............................................       4,120,888               3,587,001
----------------------------------------------------------------------------------------------------------

(a) For the Convertible Bond Portfolio, the Strategic Stock Portfolio and the Disciplined Small Cap Stock Portfolio, transactions are for the period from May 1, 1998 (commencement of operations) to December 31, 1998.

(b) For the MFS Mid Cap Growth Portfolio and the MFS Research Portfolio, transactions are for the period from March 23, 1998 (commencement of operations) to December 31, 1998.

                                       42

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

                 CONVERTIBLE BOND PORTFOLIO                   1999(1)(2)     1998(3)
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 9.86       $10.00
------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4)..................................      0.23         0.22
  Net realized and unrealized gain (loss)...................      0.54        (0.12)
------------------------------------------------------------------------------------
Total Income From Operations................................      0.77         0.10
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................        --        (0.22)
  Net realized gains........................................     (0.01)       (0.02)
------------------------------------------------------------------------------------
Total Distribution..........................................     (0.01)       (0.24)
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................    $10.62       $ 9.86
------------------------------------------------------------------------------------
TOTAL RETURN++..............................................      7.83%        0.98%
------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................    $7,492       $4,617
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
  Expenses(4)...............................................      0.80%        0.80%
  Net investment income.....................................      4.63         4.31
------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................        13%           7%
------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1999 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

(4) Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amounts of $14,311 and $24,996 for the six months ended June 30, 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

   PER SHARE DECREASES                          EXPENSE RATIOS WITHOUT
 IN NET INVESTMENT INCOME                       EXPENSE REIMBURSEMENT
--------------------------                   ----------------------------
1999                 1998                     1999                  1998
-----                -----                   ------                ------
$0.02                $0.05                   1.27%+                1.86%+

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +   Annualized.

                                       43

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

                 STRATEGIC STOCK PORTFOLIO                    1999(1)(2)      1998(3)
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $9.46       $10.00
-------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4)..................................      0.09          0.12
  Net realized and unrealized gain (loss)...................      1.08         (0.54)
-------------------------------------------------------------------------------------
Total Income (Loss) From Operations.........................      1.17         (0.42)
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................     (0.00)*       (0.12)
  Net realized gains........................................        --            --
-------------------------------------------------------------------------------------
Total Distributions.........................................     (0.00)*       (0.12)
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................    $10.63        $ 9.46
-------------------------------------------------------------------------------------
TOTAL RETURN++..............................................     12.37%        (4.24)%
-------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................   $12,687        $6,887
-------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
  Expenses(4)...............................................      0.90%         0.90%
  Net investment income.....................................      1.82          2.42
-------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................        --             1%
-------------------------------------------------------------------------------------

           DISCIPLINED SMALL CAP STOCK PORTFOLIO              1999(1)(2)      1998(3)
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $8.87       $10.00
-------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4)..................................      0.01          0.03
  Net realized and unrealized gain (loss)...................      0.68         (1.13)
-------------------------------------------------------------------------------------
Total Income (Loss) From Operations.........................      0.69         (1.10)
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................        --         (0.03)
  Capital...................................................        --         (0.00)*
-------------------------------------------------------------------------------------
Total Distributions.........................................        --         (0.03)
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................     $9.56        $ 8.87
-------------------------------------------------------------------------------------
TOTAL RETURN++..............................................      7.78%       (11.04)%
-------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................   $ 8,834        $5,162
-------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
  Expenses(4)...............................................      1.00%         1.00%
  Net investment income.....................................      0.40          0.64
-------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................        47%           89%
-------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1999 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares methods.

(3) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

(4) Travelers Insurance has agreed to reimburse the Strategic Stock Portfolio for expenses in the amounts of $7,600 and $21,016 for the six months ended June 30, 1999 and the period ended December 31, 1998, respectively. In addition, Travelers Insurance also agreed to reimburse the Disciplined Small Cap Stock Portfolio for expenses in the amounts of $26,126 and $45,146 for the six months ended June 30, 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                                           PER SHARE DECREASES                          EXPENSE RATIOS WITHOUT
                                         IN NET INVESTMENT INCOME                       EXPENSE REIMBURSEMENT
                                        --------------------------                   ----------------------------
                                        1999                 1998                     1999                  1998
                                        -----                -----                   ------                ------
Strategic Stock Portfolio               $0.01                $0.03                   1.05%+                1.51%+
Disciplined Small Cap Stock Portfolio    0.03                 0.08                   1.79+                  2.98+

 *   Amount represents less than $0.01.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +   Annualized.

                                       44

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

                MFS MID CAP GROWTH PORTFOLIO                  1999(1)(2)      1998(2)(3)
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $10.05         $10.00
----------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss(4)....................................     (0.02)          (0.02)
  Net realized and unrealized gain..........................      1.35            0.07
----------------------------------------------------------------------------------------
Total Income From Operations................................      1.33            0.05
----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net realized gains........................................     (0.04)             --
----------------------------------------------------------------------------------------
Total Distributions.........................................     (0.04)             --
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................    $11.34            $10.05
----------------------------------------------------------------------------------------
TOTAL RETURN++..............................................     13.31%           0.50%
----------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................   $34,416          $13,234
----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
  Expenses(4)...............................................      1.00%           1.00%
  Net investment loss.......................................     (0.33)          (0.25)
----------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................        79%            100%
----------------------------------------------------------------------------------------

                   MFS RESEARCH PORTFOLIO                     1999(1)(2)      1998(3)
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $10.56       $10.00
-------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(4)..................................      0.00*         0.01
  Net realized and unrealized gain..........................      0.92          0.57
-------------------------------------------------------------------------------------
Total Income From Operations................................      0.92          0.58
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................        --         (0.02)
  Capital...................................................        --         (0.00)*
-------------------------------------------------------------------------------------
Total Distributions.........................................        --         (0.02)
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................    $11.48         $10.56
-------------------------------------------------------------------------------------
TOTAL RETURN++..............................................      8.71%         5.77%
-------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................   $88,490        $37,870
-------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
  Expenses(4)...............................................      1.00%         1.00%
  Net investment income.....................................      0.05          0.42
-------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................        54%           54%
-------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1999 (unaudited).

(2) Per share amounts have been calculated using the average shares method.

(3) For the period from March 23, 1998 (commencement of operations) to December 31, 1998.

(4) Travelers Insurance has agreed to reimburse the MFS Mid Cap Growth Portfolio for the expenses in the amounts of $20,396 and $32,634 for the six months ended June 30, 1999 and the period ended December 31, 1998, respectively. In addition, Travelers Insurance also agreed to reimburse the MFS Research Portfolio for expenses in the amounts of $22,538 and $41,049 for the six months ended June 30, 1999 and for the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                                           PER SHARE DECREASES                          EXPENSE RATIOS WITHOUT
                                         IN NET INVESTMENT INCOME                       EXPENSE REIMBURSEMENT
                                        --------------------------                   ----------------------------
                                        1999                 1998                     1999                  1998
                                        ----                 ----                     ----                  ----
MFS Mid Cap Growth Portfolio            $0.01                $0.04                   1.19%+                1.62%+
MFS Research Portfolio                   0.00*                0.01                   1.07+                  1.37+

 *   Amount represents less than $0.01.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +   Annualized.

                                       45

<PG$PCN>

                              Investment Advisers

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut

                              Independent Auditors

                                    KPMG LLP

                               New York, New York

                                   Custodians

                                 PNC BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: Travelers Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth and MFS Research Portfolios. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or The Travelers Life & Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Series Trust (Semi-Annual) (8-99) Printed in U.S.A.

<PG$PCN>

TRAVELERS SERIES TRUST: ZERO COUPON BOND FUND PORTFOLIOS: SERIES 2000 AND 2005
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for The Travelers Series Trust:
Zero-Coupon Bond Fund Portfolios: Series 2000 and 2005 ("Portfolio(s)") for the period ended June 30, 1999. We hope you find this report to be useful and informative.

In this letter, we briefly discuss general economic and market conditions. In addition, more detailed comparisons showing the growth of a hypothetical $10,000 investment in each Portfolio since inception can also be found in this report. A more detailed summary of performance and current holdings for each Portfolio can be found in the appropriate sections that follow.

ECONOMIC REVIEW AND OUTLOOK

The first half of 1999 was a period of economic growth at home and recovery abroad. Following the events surrounding the Russian debt default in August of 1998 -- which included a decline in bond yields and a 0.75% decrease in interest rates -- yields have risen. Investor optimism, however, was tempered by concerns about inflation, interest rates and continued economic growth.

FIXED INCOME MARKET COMMENTARY

The long anticipated slowdown in U.S. economic activity again failed to happen during the reporting period. Global stock markets continued to rise led by better than expected profit growth and continued merger and acquisition activity. The risks of higher U.S. economic growth were more fairly reflected in the yield curve in the U.S. at the end of the first quarter of 1999 than they were at the beginning.

The stronger than expected growth caused interest rates to rise in the first quarter of 1999. The 30-year U.S. Treasury bond had its third worst quarter of the 1990s. In fact, only the first quarters of 1994 and 1996 were worse. The Lehman Government/Corporate Index declined about 1.2% in the first quarter of 1999. U.S. Treasuries underperformed as spreads narrowed in all sectors.

During the first half of 1999, U.S. economic growth continued at a robust pace, posting a 4.3% annualized Gross Domestic Product growth rate for the first quarter of 1999. Furthermore, the labor market continued to be extremely tight, as the unemployment rate fell to a 29-year low of 4.2% in March. Defying the expectations of many economists, inflation -- as measured by the Consumer Price Index ("CPI") -- was virtually absent. Productivity gains and sagging global demand were credited with keeping inflation under control. However, in the month of April, the CPI rose by 0.7%, its largest monthly increase in nine years. This, coupled with signs that many world economies were in the nascent stages of growth and recovery, deepened fears that inflationary pressures were reaching a breaking point. These concerns brought about an increase in the yield of the benchmark 30-year U.S. Treasury Bond, which gained 71 basis points between April 8 and June 24 to close at 6.16%.

To counter these inflationary pressures, the Federal Reserve Board ("Fed") raised short-term interest rates by 0.25% in late June, and subsequently adopted a neutral stance on monetary policy. Meanwhile, during the months of May and June, the CPI remained constant, generating considerable optimism that inflation had retreated. Further reports that of rising U.S. jobless claims added to the optimism.

The unwillingness of consumer spending to slow down keeps the Fed's monetary policy on watch. With the world economic crisis abating, we cannot rule out the possibility of the Fed raising rates before year-end. However, in our view, the most likely case is that the Fed's monetary policy will remain neutral through the third quarter of 1999. By next year we think that nominal growth should slow below 5% and may allow room for additional short-term rates cuts. However, if global economic growth accelerates unexpectedly and signs of inflation emerge during the remainder of 1999, the Fed will not hesitate to raise rates again.

Valuations on the vast majority of stocks appear to us to be reasonable. And while the outlook for corporate earnings has improved, the continued popularity of Internet stocks increases our concerns for the overall equity market. In our opinion, as new issuance brings more competition to the Internet economy, risks will increase and profits will decrease. The longer that Internet stocks remain widely popular, the more damaging the ultimate correction may be.

ZERO COUPON BOND FUND PORTFOLIO PERFORMANCE

The two Zero-Coupon Bond Fund Portfolios commenced operations on October 11, 1995. These Portfolios were set up as an option for the Travelers Single Premium Variable Universal Life Product offered by The Travelers Insurance Co. and the Travelers Life and Annuity Co. The two Portfolios have target maturity dates of December 2000 and December 2005, respectively. The Portfolios invest primarily in U.S. Treasury bonds that have a "locked-in" rate of return. Zero coupons, sometimes referred to as "strips," are long-term U.S. Treasury bonds that have been "stripped" of their interest coupons. Instead of regular interest payments, these securities offer return based on the difference between the purchase price and the value at maturity, or par value. The yield for a zero coupon is the difference in price over the time until the bond matures.

Each Fund is managed (immunized) to have a duration equal to a zero-coupon bond due on its maturity date. (Duration is a measure of a fund's volatility relative to a given change in interest rates.) To boost its yield potential, we have added zero-coupon corporate bonds. Because these are generally hard to find, we buy a range of maturities and use U.S. Treasury strips to bring total duration in line. U.S. Treasury strip positions are used to adjust each Fund's durations.

ZERO COUPON BOND FUND PORTFOLIO SERIES 2000

The Zero-Coupon Bond Fund Portfolio Series 2000 had a total return of 1.17% for the six months ended June 30, 1999 versus the Merrill Lynch Zero Coupon's Five-Year Index total return of 1.13% for the same period.

ZERO-COUPON BOND FUND PORTFOLIO SERIES 2005

The Zero-Coupon Bond Fund Portfolio Series 2005 had a total return of a negative 4.62% for the six months ended June 30, 1999 versus the Merrill Lynch Zero Coupon's Ten-Year Index total return of a negative 5.09% for the same period.

In closing, thank you for investing in The Travelers Series Trust: Zero-Coupon Bond Fund Portfolios. We look forward to helping you pursue your financial goals in the future.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

July 28, 1999

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- ZERO COUPON BOND FUND PORTFOLIO SERIES 2000
(UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Six Months Ended 6/30/99+                1.17%
    Year Ended 6/30/99                       5.23%
    10/11/95* through 6/30/99                5.87%

                CUMULATIVE TOTAL RETURN
                -----------------------
    10/11/95* through 6/30/99               23.63%
    + Total return is not annualized, as
      it may not be representative of the
      total return for the year.
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made on October 11, 1995, assuming reinvestment of dividends, through June 30, 1999. The Merrill Lynch Zero Coupon 5-Year Index is comprised of U.S. government stripped securities which have a maturity not greater than five years.
[Performance graph - Series 2000]

                                                              ZERO COUPON BOND FUND PORTFOLIO    MERRILL LYNCH ZERO COUPON 5-YEAR
                                                                        SERIES 2000                           INDEX
                                                              -------------------------------    --------------------------------
10/11/95                                                                   10000                              10000
12/31/95                                                                   10252                              10405
12/31/96                                                                   10596                              10648
6/30/97                                                                    10841                              10924
12/31/97                                                                   11359                              11226
6/30/98                                                                    11748                              11595
12/31/98                                                                   12220                              12030
6/30/99                                                                    12363                              12166

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the sub-account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.
--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- ZERO COUPON BOND FUND PORTFOLIO SERIES 2005
(UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Six Months Ended 6/30/99+               (4.62)%
    Year Ended 6/30/99                       2.32%
    10/11/95 through 6/30/99                 6.51%
                CUMULATIVE TOTAL RETURN
                -----------------------
    10/11/95* through 6/30/99               26.46%
    + Total return is not annualized, as
      it may not be representative of the
      total return for the year.
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made on October 11, 1995, assuming reinvestment of dividends, through June 30, 1999. The Merrill Lynch Zero Coupon 10-Year Index is comprised of U.S. government stripped securities which have a maturity not greater than ten years.
[Performance graph - Series 2005]

                                                              ZERO COUPON BOND FUND PORTFOLIO     MERRILL LYNCH ZERO COUPON 10-
                                                                        SERIES 2005                         YEAR INDEX
                                                              -------------------------------     -----------------------------
10/11/95                                                                   10000                              10000
12/31/95                                                                   10480                              10687
12/31/96                                                                   10580                              10584
6/30/97                                                                    10802                              10829
12/31/97                                                                   11810                              11101
6/30/98                                                                    12358                              11642
12/31/98                                                                   13258                              12542
6/30/99                                                                    12646                              11903

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the sub-account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 1999

                  ZERO COUPON BOND FUND PORTFOLIO SERIES 2000

  FACE
 AMOUNT    RATING(a)                             SECURITY                              VALUE
-----------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 54.6%
$587,000    AAA        U.S. Treasury Notes, Stripped Principal Payment only, due
                         11/15/00..................................................  $  545,898
 167,000    AAA        U.S. Treasury Notes, Stripped Principal Payment only, due
                         5/15/01...................................................     150,758
  74,000    AAA        U.S. Treasury Notes, Stripped Principal Payment only, due
                         11/15/02..................................................      61,344
  47,000    AAA        U.S. Treasury Notes, Stripped Principal Payment only, due
                         2/15/03...................................................      38,230
 300,000    AAA        U.S. Treasury Notes, Stripped Principal Payment only, due
                         8/15/01...................................................     267,009
-----------------------------------------------------------------------------------------------
                       TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                         (Cost -- $1,050,363)                                         1,063,239
-----------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.4%
  49,336    AAA        Federal Home Loan Mortgage Corp., zero coupon bond to yield
                         7.170% due 9/15/18 (Cost -- $46,846)......................      47,025
-----------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 12.8%
-----------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 3.0%
  65,000    AAA        Exxon Capital Ventures, Inc., zero coupon guaranteed notes
                         to yield 6.520% due 2/15/01...............................      59,150
-----------------------------------------------------------------------------------------------
FOODS -- 3.0%
  70,000    AA-        Archer-Daniels Midland Co., Debentures, zero coupon bond to
                         yield 6.300% due 5/1/02...................................      58,625
-----------------------------------------------------------------------------------------------
HOSPITAL SUPPLIES & SERVICES -- 2.9%
  65,000    BBB        Hospital Corp. of America, Debentures, zero coupon bond to
                         yield 5.790% due 6/1/00...................................      57,200
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 3.9%
  70,000    BBB-       Tele-Communications Inc., amortizing note, 9.650% due
                         10/1/03...................................................      74,725
-----------------------------------------------------------------------------------------------
                       TOTAL CORPORATE BONDS AND NOTES (Cost -- $253,358)               249,700
-----------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 8.7%
-----------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 5.6%
  65,000    A+         American Express Co., Bonds, zero coupon bond to yield
                         6.110% due 12/12/00.......................................      59,413
  50,000    A+         IBM International Finance NV, Bonds, 6.250% due 10/10/00....      50,122
-----------------------------------------------------------------------------------------------
                                                                                        109,535
-----------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT -- 3.1%
  64,000    AA+        Kingdom of Sweden, Notes, zero coupon notes to yield 6.395%
                         due 7/31/00...............................................      60,109
-----------------------------------------------------------------------------------------------
                       TOTAL FOREIGN BONDS AND NOTES (Cost -- $169,615)                 169,644
-----------------------------------------------------------------------------------------------
                       SUB-TOTAL INVESTMENTS (Cost -- $1,520,182)                     1,529,608
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 21.5%
 419,000               CS First Boston Corp., 4.800% due 7/1/99; Proceeds at
                       maturity -- $419,054; (Fully collateralized by U.S. Treasury
                       Note, 6.875% due 3/31/00; Market value -- $427,648)
                       (Cost -- $419,000)..........................................     419,000
-----------------------------------------------------------------------------------------------
                       TOTAL INVESTMENTS -- 100% (Cost -- $1,939,182**)              $1,948,608
-----------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See page 6 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                  ZERO COUPON BOND FUND PORTFOLIO SERIES 2005

   FACE
  AMOUNT     RATING(a)                             SECURITY                              VALUE
-------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 88.1%
$  450,000    AAA        U.S. Treasury Note, Stripped Principal Payment only, due
                         5/15/03.....................................................  $  360,761
   970,000    AAA        U.S. Treasury Note, Stripped Principal Payment only, due
                         11/15/05....................................................     668,417
 1,600,000    AAA        U.S. Treasury Note, Stripped Principal Payment only, due
                         2/15/06.....................................................   1,084,320
   910,000    AAA        U.S. Treasury Note, Stripped Principal Payment only, due
                         2/15/09.....................................................     510,364
-------------------------------------------------------------------------------------------------
                         TOTAL U.S. TREASURY OBLIGATIONS (Cost -- $2,574,177)           2,623,862
-------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 7.8%
-------------------------------------------------------------------------------------------------
FINANCE -- 2.0%
    80,000    A+         Grand Metro Investment, Notes, zero coupon note to yield
                         6.530% due 1/6/04...........................................      60,000
-------------------------------------------------------------------------------------------------
FOODS -- 3.9%
    70,000    AA-        Archer-Daniels Midland Co., zero coupon bond to yield 6.300%
                         due 5/1/02..................................................      58,625
    80,000    A+         General Mills, zero coupon bond to yield 6.560% due
                         8/15/04.....................................................      57,900
-------------------------------------------------------------------------------------------------
                                                                                          116,525
-------------------------------------------------------------------------------------------------
INSURANCE -- 1.9%
    80,000    AAA        American International Group, zero coupon bond to yield
                         6.380% due 8/15/04..........................................      57,800
-------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS AND NOTES (Cost -- $232,450)               234,325
-------------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 4.1%
-------------------------------------------------------------------------------------------------
BANKING -- 2.1%
    75,000    A          Chemical New York NV Corp., zero coupon bond to yield 6.610%
                         due 2/16/02.................................................      62,514
-------------------------------------------------------------------------------------------------
FINANCE -- 2.0%
    80,000    AAA        Exxon Capital Corp., zero coupon note to yield 6.350% due
                         11/15/04....................................................      58,350
-------------------------------------------------------------------------------------------------
                         TOTAL FOREIGN BONDS AND NOTES (Cost -- $119,877)                 120,864
-------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100% (Cost -- $2,926,504**)              $2,979,051
-------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See page 6 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  --   Bonds rated "AAA" have the highest rating assigned by
          Standard & Poor's to a debt obligation. Capacity to pay
          interest and repay principal is extremely strong.
AA   --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
A    --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
          economic conditions than bonds in higher rated categories.
BBB  --   Bonds rated "BBB" are regarded as having an adequate
          capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
          economic conditions or changing circumstances are more
          likely to lead to a weakened capacity to pay interest and
          repay principal for bonds in this category than in higher
          rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1,
2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa  --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
          generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective
          elements are likely to change, such changes as can be
          visualized are most unlikely to impair the fundamentally
          strong position of these bonds.
Aa   --   Bonds rated "Aa" are judged to be of high quality by all
          standards. Together with the Aaa group they comprise what
          are generally known as high grade bonds. They are rated
          lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of
          protective elements may be of greater amplitude, or there
          may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A    --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
          Factors giving security to principal and interest are
          considered adequate, but elements may be present that
          suggest a susceptibility to impairment some time in the
          future.
Baa  --   Bonds rated "Baa" are considered to be medium grade
          obligations, i.e., they are neither highly protected nor
          poorly secured. Interest payment and principal security
          appear adequate for the present but certain protective
          elements may be lacking or may be characteristically
          unreliable over any great length of time. Such bonds lack
          outstanding investment characteristics and in fact have
          speculative characteristics as well.

NR   --   Indicates that the bond is not rated by Standard & Poor's or
          Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 1999

                                                              ZERO COUPON   ZERO COUPON
                                                               BOND FUND     BOND FUND
                                                               PORTFOLIO     PORTFOLIO
                                                              SERIES 2000   SERIES 2005
---------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $1,520,182 and $2,926,504,
     respectively)..........................................  $1,529,608    $2,979,051
  Repurchase agreement, at value (Cost -- $419,000).........     419,000            --
  Cash......................................................         513        83,731
  Dividends and interest receivable.........................       3,994            --
  Receivable from affiliate.................................      26,316        26,218
---------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................   1,979,431     3,089,000
---------------------------------------------------------------------------------------
LIABILITIES:
  Accrued expenses..........................................       7,844        10,302
---------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................       7,844        10,302
---------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $1,971,587    $3,078,698
---------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital...........................................  $1,911,782    $2,948,056
  Undistributed net investment income.......................      55,258        85,790
  Accumulated net realized loss from security
     transactions...........................................      (4,879)       (7,695)
  Net unrealized appreciation of investments................       9,426        52,547
---------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $1,971,587    $3,078,698
---------------------------------------------------------------------------------------
SHARES OUTSTANDING..........................................     190,008       286,612
---------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE..................................      $10.38        $10.74
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 1999

                                                                ZERO COUPON    ZERO COUPON
                                                                 BOND FUND      BOND FUND
                                                                 PORTFOLIO      PORTFOLIO
                                                                SERIES 2000    SERIES 2005
------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................     $ 56,709       $  88,100
------------------------------------------------------------------------------------------
EXPENSES:
  Audit and legal...........................................       15,000          15,000
  Shareholder and system servicing fees.....................        4,800           4,500
  Shareholder communications................................        3,250           4,000
  Trustees' fees............................................        1,850           1,850
  Management fees (Note 2)..................................          970           1,540
  Custody...................................................          650             200
  Administration fees (Note 2)..............................          582             930
  Pricing service fees......................................          450             450
  Other.....................................................          500             500
------------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................       28,052          28,970
  Less: Expense reimbursement (Note 2)......................      (26,601)        (26,660)
------------------------------------------------------------------------------------------
  NET EXPENSES..............................................        1,451           2,310
------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................       55,258          85,790
------------------------------------------------------------------------------------------
UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Change in Net Unrealized Appreciation of Investments:
     Beginning of period....................................       43,378         286,936
     End of period..........................................        9,426          52,547
------------------------------------------------------------------------------------------
  DECREASE IN NET UNREALIZED APPRECIATION...................      (33,952)       (234,389)
------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS.....................................      (33,952)       (234,389)
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...........     $ 21,306       $(148,599)
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)  FOR THE SIX MONTHS ENDED JUNE 30, 1999

                                                                 ZERO          ZERO
                                                                COUPON        COUPON
                                                               BOND FUND     BOND FUND
                                                               PORTFOLIO     PORTFOLIO
                                                              SERIES 2000   SERIES 2005
---------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   55,258    $   85,790
  Decrease in net unrealized appreciation...................     (33,952)     (234,389)
---------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........      21,306      (148,599)
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................          --            --
---------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................          --            --
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sales of shares.........................      11,094       191,957
  Net asset value of shares issued for reinvestment of
     dividends..............................................          --            --
  Cost of shares reacquired.................................     (13,466)     (135,067)
---------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................      (2,372)       56,890
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................      18,934       (91,709)
NET ASSETS:
  Beginning of period.......................................   1,952,653     3,170,407
---------------------------------------------------------------------------------------
  END OF PERIOD*............................................  $1,971,587    $3,078,698
---------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........      $55,258      $85,790
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)  FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                 ZERO          ZERO
                                                                COUPON        COUPON
                                                               BOND FUND     BOND FUND
                                                               PORTFOLIO     PORTFOLIO
                                                              SERIES 2000   SERIES 2005
---------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $  105,564    $  146,941
  Net realized gain.........................................         831         2,812
  Increase in net unrealized appreciation...................      28,647       157,294
---------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................     135,042       307,047
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................    (106,950)     (150,107)
---------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................    (106,950)     (150,107)
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sales of shares.........................     154,905       713,026
  Net asset value of shares issued for reinvestment of
     dividends..............................................     106,950       150,107
  Cost of shares reacquired.................................     (93,882)     (207,036)
---------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......     167,973       656,097
---------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................     196,065       813,037
NET ASSETS:
  Beginning of year.........................................   1,756,588     2,357,370
---------------------------------------------------------------------------------------
  END OF YEAR...............................................  $1,952,653    $3,170,407
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Zero Coupon Bond Fund Portfolio Series 2000 ("Series 2000") and Zero Coupon Bond Fund Portfolio Series 2005 ("Series 2005"), (collectively, "Portfolios"), are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and eighteen other separate investment portfolios: U.S. Government Securities, Social Awareness Stock, Utilities, Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income, Disciplined Mid Cap Stock, Convertible Bond, MFS Research, MFS Mid Cap Growth, Disciplined Small Cap Stock, Strategic Stock, NWQ Large Cap and Jurika & Voyles Core Equity Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Portfolios' capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $431 and $1,047, were reclassified to paid-in capital for Series 2000 and Series 2005, respectively. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corp. ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc., acts as investment manager and adviser to the Portfolios. The Portfolios pay TAMIC an investment management and advisory fee calculated at an annual rate of 0.10% of the average daily net assets. This fee is calculated daily and paid monthly.

     Travelers Insurance Co. ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp. Travelers Insurance pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

     For the six months ended June 30, 1999, Travelers Insurance has agreed to reimburse Series 2000 and Series 2005 for expenses in the amount of $26,601 and $26,660, respectively.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     3.  INVESTMENTS

     During the six months ended June 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                              SERIES     SERIES
                                                               2000       2005
--------------------------------------------------------------------------------
Purchases...................................................   --       $369,477
Sales.......................................................   --             --
--------------------------------------------------------------------------------

     At June 30, 1999, the aggregate unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                              SERIES      SERIES
                                                               2000        2005
---------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $14,108    $ 76,855
Gross unrealized depreciation...............................   (4,682)    (24,308)
---------------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 9,426    $ 52,547
---------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 1999, the Portfolios had no open futures contracts.

     6.  STRIPPED SECURITIES

     Each Portfolio will invest primarily in "Stripped Securities," a term used collectively for Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities, and Stripped Eurodollar Obligations; as well as other stripped securities. Stripped securities can be securities consisting of debt obligations that have been stripped of unmatured interest coupons, securities consisting of unmatured interest coupons that have been stripped from debt obligations, or debt obligations that are issued without interest coupons and are sold at substantial discounts from their face amounts.

     Stripped securities do not make periodic payments of interest prior to maturity. The market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the securities. Fluctuations in response to interest rates may be greater than those for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     7.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1998, Series 2000 and Series 2005 had, for Federal income tax purposes, approximately $4,000 and $6,000, respectively, of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                                               2004      2005
------------------------------------------------------------------------------
Series 2000.................................................      --    $4,000
Series 2005.................................................  $1,000     5,000
------------------------------------------------------------------------------

     8.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                              SIX MONTHS ENDED        YEAR ENDED
                                                                JUNE 30, 1999      DECEMBER 31, 1998
----------------------------------------------------------------------------------------------------
SERIES 2000
Shares sold.................................................         1,074               14,571
Shares issued on reinvestment...............................            --               10,423
Shares reacquired...........................................        (1,306)              (8,892)
----------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................          (232)              16,102
----------------------------------------------------------------------------------------------------
SERIES 2005
Shares sold.................................................        17,337               63,382
Shares issued on reinvestment...............................            --               13,336
Shares reacquired...........................................       (12,216)             (19,053)
----------------------------------------------------------------------------------------------------
Net Increase................................................         5,121               57,665
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

ZERO COUPON BOND FUND PORTFOLIO SERIES 2000         1999(1)(2)       1998        1997        1996         1995(3)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............      $10.26        $10.09       $9.96      $10.31        $10.00
-----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (4).....................        0.29          0.59        0.59        0.50          0.13
  Net realized and unrealized gain (loss).......       (0.17)         0.17        0.13       (0.22)         0.18
-----------------------------------------------------------------------------------------------------------------
Total Income From Operations....................        0.12          0.76        0.72        0.28          0.31
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.........................          --         (0.59)      (0.59)      (0.63)           --
-----------------------------------------------------------------------------------------------------------------
Total Distributions.............................          --         (0.59)      (0.59)      (0.63)           --
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..................      $10.38        $10.26      $10.09       $9.96        $10.31
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN....................................        1.17%++       7.58%       7.20%       2.76%         3.10%++
-----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...............      $1,972        $1,953      $1,757      $1,565        $1,029
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (4)(5)...............................        0.15%+        0.15%       0.15%       0.15%         0.15%+
  Net investment income.........................        5.70+         5.74        5.88        5.74          5.61+
-----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................           0%            0%         29%         33%           34%
-----------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the average shares method.
(3) For the period from October 11, 1995 (commencement of operations) to December 31, 1995.
(4) For the six months ended June 30, 1999, the years ended December 31, 1998, 1997, 1996 and the period ended December 31, 1995, Travelers Insurance reimbursed the Portfolio for $26,601, $35,705, $27,177, $31,032 and $14,257
    in expenses, respectively. If such expenses were not reimbursed, the per share decrease of net investment income and actual expense ratios would have been as follows:

                                                EXPENSE RATIOS
                 PER SHARE DECREASES            WITHOUT EXPENSE
               TO NET INVESTMENT INCOME          REIMBURSEMENT
               ------------------------         ---------------
  1999                  $0.14                         2.89%+
  1998                   0.19                         2.09
  1997                   0.16                         1.80
  1996                   0.20                         2.49
  1995                   0.14                         6.51+

(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.15%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

ZERO COUPON BOND FUND PORTFOLIO SERIES 2005  1999(1)(2)           1998            1997            1996          1995(3)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD......     $11.26            $10.53           $9.97          $10.48          $10.00
------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (4)...............       0.30              0.55            0.60            0.48            0.13
  Net realized and unrealized gain
     (loss)...............................      (0.82)             0.74            0.56           (0.38)           0.35
------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.......      (0.52)             1.29            1.16            0.10            0.48
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...................      --                (0.56)          (0.60)          (0.61)             --
------------------------------------------------------------------------------------------------------------------------
Total Distributions.......................      --                (0.56)          (0.60)          (0.61)             --
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD............     $10.74            $11.26          $10.53           $9.97          $10.48
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..............................      (4.62)%++         12.26%          11.63%           0.90%           4.80%++
------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).........     $3,079            $3,170          $2,357          $2,054          $1,050
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (4)(5).........................       0.15%+            0.15%           0.15%           0.15%           0.15%+
  Net investment income...................       5.55+             5.63            6.11            6.14            5.89+
------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...................          0%                3%              9%             17%             23%
------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the average shares method.
(3) For the period from October 11, 1995 (commencement of operations) to December 31, 1995.
(4) For the six months ended June 30, 1999, the years ended December 31, 1998, 1997, 1996 and the period ended December 31, 1995, Travelers Insurance reimbursed the Portfolio for $26,660, $38,063, $28,361, $30,922 and $14,256
    in expenses, respectively. If such expenses were not reimbursed, the per share decrease of net investment income and actual expense ratios would have been as follows:

                                                  EXPENSE RATIOS
                 PER SHARE DECREASES              WITHOUT EXPENSE
               TO NET INVESTMENT INCOME            REIMBURSEMENT
               ------------------------         -------------------
  1999                  $0.09                          1.88%+
  1998                   0.14                          1.61
  1997                   0.13                          1.52
  1996                   0.15                          2.17
  1995                   0.14                          6.48+

(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.15%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

                      This page intentionally left blank.

                               Investment Adviser

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut

                              Independent Auditors

                                    KPMG LLP

                               New York, New York

                                   Custodian

                                 PNC BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Universal Life Insurance products offered by The Travelers Insurance Company and The Travelers Life and Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

VG-ZERO (Semi-Annual) (8-99) Printed in U.S.A.

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for The Travelers Series
Trust -- NWQ Large Cap Portfolio and the Jurika & Voyles Core Equity Portfolio ("Portfolios") for the period ended June 30, 1999. We hope you find this report to be useful and informative. A more detailed summary of performance and current holdings for each Portfolio can be found in the pages that follow.

ECONOMIC UPDATE

The first half of 1999 was a period of economic growth at home and recovery abroad. Following the events surrounding the Russian debt default in August of 1998 -- which included a dive in bond yields and a 0.75% decrease in interest rates -- yields have risen. Investor optimism, however, was tempered by concerns about inflation, interest rates, and continued economic growth.

EQUITY MARKET COMMENTARY

The year began on a volatile note for global financial markets as a new threat emerged in Latin America. The devaluation of the Brazilian currency raised concerns for U.S. companies with exposure to Latin America and took its toll on the stock market in the middle of January. The Dow Jones Industrial Average ("DJIA") swung from intra-day levels of above 9700 to below 9000. Stock prices did recover, however, to finish higher at the end of January.

Interest rate concerns dominated market psychology during February. Despite low inflation, interest rates moved higher amid fears of Federal Reserve Board ("Fed") tightening in response to the strong U.S. economy. In February, the yield on the 30-year Treasury bond moved from 5.18% to 5.55%. Stock market valuations became a concern as investors focused on the rise in interest rates, the lack of a substantial earnings recovery and high price/earnings multiples.

During the month of March, market sentiment reversed and investors focused on the reality of DJIA reaching 10,000. After repeated assaults, the DJIA did breach 10,000 on March 16, 1999, retreated and then went on to close at 10,006 on March 29. Economic activity remained brisk and it became obvious that first quarter Gross Domestic Product ("GDP") growth would be above expectations. Consumer prices rose 0.1% in February and 1.6% from a year ago.

The S&P 500 Index gained 5.0% in the first quarter of 1991. The S&P 400 Mid Cap Index fell by 6.4% while the Russell 2000 Index declined by 5.4%. The S&P 500 Growth Index produced a 6.9% total return, outpacing the 2.9% total return of the S&P 500 Value Index. All sectors except consumer staples (-11%) registered respectable gains in the first quarter of 1999. The market rally was led by the energy services (22%) and technology (9%) sectors. The financial services (7%) and Consumer Discretionary (6%) sectors also performed well.

Despite a rise in interest rates in the second quarter, the U.S. stock market finished firmly in positive territory. Evidence of stronger-than-expected economic growth prompted hopes of a meaningful earnings recovery during the quarter and, at the same time, triggered concerns about rising interest rates. This led to a rally in small cap and value stocks.

Interest rates began to climb in the month of May as investors worried about inflation concerns on the heels of recent economic strength. First quarter GDP growth was revised down to 4.1% from 4.5%, but other indicators provided evidence of continued strength in the economy. The stock market sagged during May under the burden of lofty valuations and higher rates.

The Fed took center stage in the month of June as investors anxiously awaited its next monetary policy move. Even though inflation data released in June was lower than consensus expectations, the bond and stock markets had clearly anticipated a 25 basis point rate hike as a result of unexpected economic strength. The decision to raise the federal-funds rate by 25 basis points on June 30, 1999 therefore, came as no surprise and markets rallied when the Fed announced that it had now switched to a neutral bias in its monetary policy.

The rotation into value and small cap stocks began in the middle of April and continued through May. This trend reversed in June, as investors became comfortable that a proactive Fed policy would preempt inflation and keep interest rates in check. The S&P 500 Index advanced by 7.1% in the second quarter. The S&P 400 Mid Cap Index gained 14.2% while the Russell 2000 Index rose sharply by 15.6%. The S&P 500 Value Index produced a 10.8% total return, outpacing the 3.8% total return of the S&P 500 Growth Index.

All sectors within the S&P 500 except health care (-4%) registered respectable gains in the second quarter. The economically sensitive, value-oriented materials and processing (19%), energy services (14%) and producer durables (14%) sectors led the market rally. The utilities (13%) and technology (10%) sectors also performed well.

The focus in the U.S. stock market has now switched from the earnings front to the future direction of interest rates. The early second quarter earnings reports project a healthy growth in corporate profits from the prior year. With the stock market now trading well above DJIA 10,000 and at unprecedented valuation levels, any further increase in interest rates could trigger a compression in the price/earnings multiple for the stock market.

NWQ LARGE CAP PORTFOLIO

For the six months ended June 30, 1999, the NWQ Large Cap Portfolio ("Portfolio") had a total return of 14.90%. During the same time period, Standard & Poor's 500 ("S&P 500"), an unmanaged index of common stocks, posted a total return of 12.38%.

Almost two years after the collapse of Thailand's currency sparked a tidal wave of economic chaos across Asia, Russia and much of Latin America, there are signs that the crisis is waning. There have been 156 interest-rate reductions by central banks around the world since last October. Financial markets have posted strong rallies in many countries. There is still a long way to go before one can claim that the world economy has fully recovered, but the signs of growth have been encouraging. The managers believe that there will be bumps along the road, and the worldwide recovery may take much longer than investors currently believe, leaving room for lofty expectations to be deflated. Nevertheless, conditions have improved markedly in the past few months and may have positive long-term implications for the U.S. economy and its financial markets.

A recent magazine cover featured a copy of "Security Analysis," Graham & Dodd's classic work on value investing, smoldering in ashes. The title read, "Can Value Investing Survive?" The managers were reminded of another headline from 1948:
"Dewey Defeats Truman." After chasing Internet and growth stocks to valuation levels unrivaled in history, investors suddenly discovered that having a dot-com in one's name does not provide a guaranteed financial reward.

In the last few weeks the bubble appears to have lost some altitude, with many Internet stocks falling 40% to 60% from their highs. At the same time, many industrial, capital goods, energy and financial stocks, the poor orphans of the market in 1998, posted strong gains. Numerous market analysts have been posing the same question of late. Is the turn toward value (or cyclical) stocks for real, or a mere flash in the pan? The managers view the recent change in market sentiment toward industrial stocks as the first step in the long overdue process of rationalizing extreme market valuations that were created over the past year. Granted, the Internet is growing more rapidly than anything the investment team has seen in many years, but they question whether America Online is really worth more than the entire domestic airline, aluminum and paper industries combined?

The past three months have witnessed some unwinding of this situation, but there is still a long way to go. As long as the Fed does not get so afraid of a strong U.S. economy that it raises rates significantly, the return of value (and more rational pricing in the stock market) appears to be in the first inning. With respect to the Fed, Mr. Greenspan did indeed raise interest rates by 25 basis points at the end of June. The market had clearly discounted this already from his earlier Congressional testimony. In fact, the bond market had discounted quite a bit more. The managers doubt the Fed will become aggressive with Asia's recovery still in its infancy and the weak Euro raising fears about more currency problems in the world. A single 25 basis point rate increase should not derail the U.S. economy, nor the fledgling worldwide rebound. While the overall stock market remains richly valued, the managers believe that the "value" sector should enjoy a gradually improving climate going forward.

JURIKA & VOYLES CORE EQUITY PORTFOLIO

For the six months ended June 30, 1999, the Jurika & Voyles Core Equity Portfolio ("Portfolio") returned 7.01% which compares to a 12.38% return for S&P 500 during the same time period.

Performance of the Portfolio was strong over the second quarter of 1999. The emphasis of the portfolio on medium- to large-, but not mega, capitalization companies positioned the Portfolio well for the increasing depth of the stock market's performance. The low valuation emphasis of the Portfolio also benefited performance.

Although the managers are pleased with the market's rotation to the smaller and lower valued stocks, they believe that the rotation to lower quality, highly leveraged companies is not sustainable. Given the high current level of valuations, the high level of profit margins and the maturity of the current economic cycle, the managers believe that this is a high-risk environment where it is important to focus on quality and value.

According to the managers, the current environment is very positive for their investment style. The Portfolio continues to comprise companies with strong business models -- sustainable returns, strong cash flow generation and strong financial positions -- which sell at material discounts to their intrinsic values.

The managers are finding good opportunities in the energy and technology sectors. They believed that the level of energy prices in the first quarter of 1999 was unsustainably low and that many energy stocks were undervalued based on asset values and the normalized earnings power which the companies would earn over the coming energy price cycle. The investment team is also enthusiastic about the prospects of companies that are at the leading edge of providing energy products and services in the progressively deregulated global environment. The managers continue to be believers in the strong outlook for technology spending. The pressure on companies to control costs is only increasing, driving spending on technology to improve efficiency. The outlook for companies exposed to data storage is particularly positive. Also, the investment team funds the business models of transaction-based technology companies to be very attractive.

In closing, we thank you for your investment in The Travelers Series Trust. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 28, 1999

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 1999

                            NWQ LARGE CAP PORTFOLIO

SHARES                                  SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
STOCK -- 90.8%
-----------------------------------------------------------------------------------------
AEROSPACE -- 2.6%
     2,800    Lockheed Martin Corp. ......................................    $   104,300
     3,600    Textron, Inc. ..............................................        296,325
-----------------------------------------------------------------------------------------
                                                                                  400,625
-----------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 10.9%
     5,600    Federated Department Stores, Inc. (a).......................        296,450
     7,400    Fortune Brands, Inc. .......................................        306,175
     5,500    MediaOne Group, Inc. (a)....................................        409,063
     3,000    Time Warner Inc. ...........................................        220,500
     8,000    Waste Management, Inc. .....................................        430,000
-----------------------------------------------------------------------------------------
                                                                                1,662,188
-----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 10.7%
     4,500    Loews Corp. ................................................        356,062
    14,000    Nabisco Group Holdings Corp. ...............................        273,875
    14,500    Philip Morris Cos., Inc. ...................................        582,719
     4,666    R.J. Reynolds Tobacco Holdings, Inc. (a)....................        146,979
     3,807    Unilever NV.................................................        265,538
-----------------------------------------------------------------------------------------
                                                                                1,625,173
-----------------------------------------------------------------------------------------
DURABLES -- 0.8%
     1,729    United Technologies Corp. ..................................        123,948
-----------------------------------------------------------------------------------------
ENERGY -- 7.1%
     7,100    Coastal Corp. ..............................................        284,000
    10,800    Halliburton Co. ............................................        488,700
     5,600    Transocean Offshore Inc. ...................................        147,000
     4,400    Weatherford International, Inc. (a).........................        161,150
-----------------------------------------------------------------------------------------
                                                                                1,080,850
-----------------------------------------------------------------------------------------
FINANCE -- 33.0%
     3,100    American International Group, Inc. .........................        362,894
     4,000    Bank of America Corp. ......................................        293,250
     8,100    Bank of New York Co., Inc. .................................        297,168
     5,000    Bank One, Corp. ............................................        297,813
     7,350    Bear Stearns Cos., Inc. ....................................        343,613
     6,600    Chase Manhattan Corp. ......................................        571,725
     3,200    Citigroup Inc. .............................................        152,000
     8,400    Fannie Mae..................................................        574,350
    10,000    First Union Corp. ..........................................        470,000
     5,300    Fleet Financial Group, Inc. ................................        235,187
     5,400    Hartford Financial Services Group, Inc. ....................        314,887
     5,300    Provident Cos., Inc. .......................................        212,000
    12,000    The Allstate Corp. .........................................        430,500
    11,300    Wells Fargo & Co. ..........................................        483,075
-----------------------------------------------------------------------------------------
                                                                                5,038,462
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                            NWQ LARGE CAP PORTFOLIO

SHARES                                  SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
HEALTH -- 7.1%
     4,400    Aetna Inc. .................................................    $   393,525
     4,300    CIGNA Corp. ................................................        382,700
    13,600    Columbia/HCA Healthcare Corp. ..............................        310,250
-----------------------------------------------------------------------------------------
                                                                                1,086,475
-----------------------------------------------------------------------------------------
MATERIALS AND PROCESSING -- 3.5%
     6,100    Air Products and Chemicals, Inc. ...........................        245,525
     2,000    E.I. du Pont de Nemours and Co. ............................        136,625
     3,000    Praxair, Inc. ..............................................        146,813
-----------------------------------------------------------------------------------------
                                                                                  528,963
-----------------------------------------------------------------------------------------
PRODUCER DURABLES -- 5.0%
     3,400    Case Corp. .................................................        163,625
     2,000    Deere & Co. ................................................         79,250
     3,900    Ingersoll-Rand Co. .........................................        252,037
     5,000    W.W. Grainger, Inc. ........................................        269,063
-----------------------------------------------------------------------------------------
                                                                                  763,975
-----------------------------------------------------------------------------------------
TECHNOLOGY -- 7.4%
     3,600    Hewlett-Packard Co. ........................................        361,800
     3,200    Honeywell Inc. .............................................        370,800
     1,700    Texas Instruments Inc. .....................................        246,500
     2,600    Xerox Corp. ................................................        153,562
-----------------------------------------------------------------------------------------
                                                                                1,132,662
-----------------------------------------------------------------------------------------
TRANSPORTATION -- 2.7%
    10,000    Delphi Automotive Systems Corp. ............................        185,625
     4,000    Delta Air Lines, Inc. ......................................        230,500
-----------------------------------------------------------------------------------------
                                                                                  416,125
-----------------------------------------------------------------------------------------
              TOTAL STOCK (Cost -- $12,483,901)...........................     13,859,446
-----------------------------------------------------------------------------------------

   FACE
  AMOUNT                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 9.2%
$1,410,000    Chase Securities Inc., 4.800% due 7/1/99; Proceeds at
              maturity -- $1,410,188; (Fully collateralized by U.S.
              Treasury Notes, 7.125% due 2/15/23; Market value --
              $1,439,200) (Cost -- $1,410,000)............................      1,410,000
-----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $13,893,901*)............    $15,269,446
-----------------------------------------------------------------------------------------

(a) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                     JURIKA & VOYLES CORE EQUITY PORTFOLIO

SHARES                               SECURITY                                VALUE
-------------------------------------------------------------------------------------
STOCK -- 94.6%
-------------------------------------------------------------------------------------
AIRLINES -- 2.0%
  5,050    Southwest Airlines Co. .....................................    $  157,182
-------------------------------------------------------------------------------------
BANKS -- 3.2%
  2,800    First Union Corp. ..........................................       131,600
  3,400    Washington Mutual, Inc. ....................................       120,275
-------------------------------------------------------------------------------------
                                                                              251,875
-------------------------------------------------------------------------------------
BASIC INDUSTRIES -- 1.6%
  2,350    Vastar Resources, Inc. .....................................       123,228
-------------------------------------------------------------------------------------
BUILDING MATERIALS -- 0.9%
  2,500    Masco Corp. ................................................        72,187
-------------------------------------------------------------------------------------
CAPITAL GOODS -- 1.0%
  2,100    Valassis Communications, Inc. (a)...........................        76,912
-------------------------------------------------------------------------------------
CHEMICALS - SPECIALTY -- 1.5%
  3,500    OM Group, Inc. .............................................       120,750
-------------------------------------------------------------------------------------
COMPUTER SERVICES -- 6.0%
  5,150    First Data Corp. ...........................................       252,028
  1,500    Galileo International, Inc. ................................        80,157
  2,000    SABRE Group Holdings, Inc. (a)..............................       137,500
-------------------------------------------------------------------------------------
                                                                              469,685
-------------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 7.6%
  2,300    Electronic Arts Inc. (a)....................................       124,775
  2,700    i2 Technologies, Inc. ......................................       116,100
  9,700    Parametric Technology Corp. (a).............................       134,588
  4,000    Synopsys, Inc. (a)..........................................       220,750
-------------------------------------------------------------------------------------
                                                                              596,213
-------------------------------------------------------------------------------------
COMPUTERS -- 1.1%
  2,700    Cognex Corp. (a)............................................        85,218
-------------------------------------------------------------------------------------
COMPUTER - EQUIPMENT -- 3.3%
  6,100    Quantum Corp. (a)...........................................       147,163
  4,400    Seagate Technology, Inc. (a)................................       112,750
-------------------------------------------------------------------------------------
                                                                              259,913
-------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 3.3%
  5,600    Newell Rubbermaid Inc. .....................................       260,400
-------------------------------------------------------------------------------------
DRUG DELIVERY/TESTING -- 1.0%
  2,800    Elan Corp. PLC ADR (a)......................................        77,700
-------------------------------------------------------------------------------------
DRUG STORES -- 2.5%
  3,843    Albertson's, Inc. ..........................................       198,155
-------------------------------------------------------------------------------------
EDUCATION -- 1.4%
  2,100    McGraw-Hill Cos., Inc. .....................................       113,268
-------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                     JURIKA & VOYLES CORE EQUITY PORTFOLIO

SHARES                               SECURITY                                VALUE
-------------------------------------------------------------------------------------
ELECTRONICS -- 5.0%
  1,000    Circuit City Stores-Circuit City Group......................    $   93,000
  1,400    Motorola, Inc. .............................................       132,650
  4,400    Transaction Systems Architects, Inc., Class A Shares (a)....       171,600
-------------------------------------------------------------------------------------
                                                                              397,250
-------------------------------------------------------------------------------------
ENERGY -- 1.4%
  2,600    Suncor Energy, Inc. ........................................       106,925
-------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 1.9%
  5,050    CIT Group, Inc. ............................................       145,818
-------------------------------------------------------------------------------------
FOOD PROCESSING -- 0.7%
  1,100    Hannaford Brothers Co. .....................................        58,850
-------------------------------------------------------------------------------------
FOOD WHOLESALERS -- 3.0%
  1,900    Hormel Foods Corp. .........................................        76,475
  5,400    SYSCO Corp. ................................................       160,988
-------------------------------------------------------------------------------------
                                                                              237,463
-------------------------------------------------------------------------------------
HOLDING COMPANIES - DIVERSIFIED -- 2.0%
  3,900    Provident Co., Inc. ........................................       156,000
-------------------------------------------------------------------------------------
HOSPITAL -- 0.8%
  1,600    Avalonbay Communities, Inc. ................................        59,200
-------------------------------------------------------------------------------------
INSURANCE -- 6.9%
  2,100    CIGNA Corp. ................................................       186,900
  2,100    Everest Reinsurance Holdings, Inc. .........................        68,512
  3,100    Fremont General Corp. ......................................        58,512
    960    Radian Group Inc. ..........................................        46,857
  4,100    ReliaStar Financial Corp. ..................................       179,375
-------------------------------------------------------------------------------------
                                                                              540,156
-------------------------------------------------------------------------------------
MACHINERY -- 0.9%
  1,800    Deere & Co..................................................        71,325
-------------------------------------------------------------------------------------
MANUFACTURING -- 2.4%
  4,200    Parker-Hannifin Corp. ......................................       192,150
-------------------------------------------------------------------------------------
MEDICAL PRODUCTS AND SUPPLIES -- 5.0%
  4,600    Baxter International Inc. ..................................       278,875
  4,600    Mylan Laboratories..........................................       121,900
-------------------------------------------------------------------------------------
                                                                              400,775
-------------------------------------------------------------------------------------
NATURAL GAS -- 2.1%
  2,600    Texaco Inc. ................................................       162,500
-------------------------------------------------------------------------------------
OIL AND GAS -- 1.3%
  2,700    Weatherford International, Inc. ............................        98,887
-------------------------------------------------------------------------------------
OIL AND GAS DRILLING -- 1.3%
  4,400    Santa Fe International Corp. ...............................       101,200
-------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1999

                     JURIKA & VOYLES CORE EQUITY PORTFOLIO

SHARES                               SECURITY                                VALUE
-------------------------------------------------------------------------------------
OIL - EXPLORATION AND PRODUCTION -- 1.7%
  3,500    Apache Corp. ...............................................    $  136,500
-------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 3.7%
  1,600    Equity Residential Properties Trust.........................        72,100
  4,900    ProLogis Trust..............................................        99,225
  2,100    Public Storage, Inc. .......................................        58,800
  1,500    Spieker Properties, Inc. ...................................        58,312
-------------------------------------------------------------------------------------
                                                                              288,437
-------------------------------------------------------------------------------------
TECHNOLOGY RELATED -- 2.4%
  3,200    Xerox Corp. ................................................       189,000
-------------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 1.8%
  4,150    ECI Telecom Ltd. ...........................................       137,728
-------------------------------------------------------------------------------------
TELEPHONE -- 2.5%
  3,400    SBC Communications, Inc. ...................................       197,200
-------------------------------------------------------------------------------------
TOYS -- 1.4%
  4,200    Mattel, Inc. ...............................................       111,039
-------------------------------------------------------------------------------------
TRANSPORT - AIR FREIGHT -- 1.4%
  2,000    FDX Corp. (a)...............................................       108,500
-------------------------------------------------------------------------------------
UTILITIES -- 3.6%
  4,900    AES Corp. ..................................................       284,814
-------------------------------------------------------------------------------------
UTILITIES - GAS -- 1.9%
  1,850    Enron Corp. ................................................       151,237
-------------------------------------------------------------------------------------
WASTE MANAGEMENT -- 3.1%
  9,700    Republic Services, Inc. (a).................................       240,075
-------------------------------------------------------------------------------------
           TOTAL STOCK (Cost -- $6,589,640)............................     7,435,715
-------------------------------------------------------------------------------------

  FACE
 AMOUNT                               SECURITY                                VALUE
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.4%
$422,000    Chase Securities Inc., 4.800% due 7/1/99: Proceeds at
            maturity -- $422,056; (Fully collateralized by U.S. Treasury
            Notes, 7.125% due 7/1/99; Market value -- $431,200) (Cost --
            $422,000)...................................................       422,000
--------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $7,011,640*).............    $7,857,715
--------------------------------------------------------------------------------------

(a) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 1999

                                                                              JURIKA &
                                                                  NWQ          VOYLES
                                                               LARGE CAP     CORE EQUITY
                                                               PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------
ASSETS:
  Investments -- Cost.......................................  $13,893,901    $7,011,640
----------------------------------------------------------------------------------------
  Investments, at value.....................................  $15,269,446    $7,857,715
  Cash......................................................        2,665           548
  Dividends and interest receivable.........................       19,316         7,824
  Receivable for securities sold............................       16,712       104,175
  Receivable from affiliate.................................       10,950        13,561
----------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................   15,319,089     7,983,823
----------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable..........................        9,845         5,230
  Administration fees payable...............................          788           418
  Accrued expenses..........................................       17,405        17,807
----------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................       28,038        23,455
----------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $15,291,051    $7,960,368
----------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital...........................................  $13,760,945    $7,256,186
  Undistributed net investment income.......................       68,678        23,931
  Accumulated net realized gain (loss) from security
    transactions............................................       85,883      (165,824)
  Net unrealized appreciation of investments................    1,375,545       846,075
----------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $15,291,051    $7,960,368
----------------------------------------------------------------------------------------
SHARES OUTSTANDING..........................................    1,406,750       724,324
----------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE..................................       $10.87        $10.99
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 1999

                                                                              JURIKA &
                                                                  NWQ          VOYLES
                                                               LARGE CAP     CORE EQUITY
                                                               PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................  $   95,533      $ 39,638
  Interest..................................................      32,727        17,708
  Less: Foreign withholding tax.............................      (3,352)           --
----------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................     124,908        57,346
----------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2).........................      42,046        25,339
  Audit and legal...........................................      10,000         8,500
  Shareholder and system servicing fees.....................       4,500         4,500
  Administration fees (Note 2)..............................       3,364         2,027
  Shareholder communications................................       3,000         2,500
  Trustees' fees............................................       1,870         1,870
  Custody...................................................       1,150         1,300
  Registration fees.........................................         850           800
  Pricing service fees......................................          --           300
  Other.....................................................         400           260
----------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................      67,180        47,396
  Less: Expense reimbursements (Note 2).....................     (10,950)      (13,561)
----------------------------------------------------------------------------------------
  NET EXPENSES..............................................      56,230        33,835
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................      68,678        23,511
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Gain (Loss) From Security Transactions (excluding short-term securities):
     Proceeds from sales....................................   1,310,747     1,891,156
     Cost of securities sold................................   1,216,289     1,988,247
----------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)..................................      94,458       (97,091)
----------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
     Investments:
     Beginning of period....................................    (114,750)      268,395
     End of period..........................................   1,375,545       846,075
----------------------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION...................   1,490,295       577,680
----------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS.....................................   1,584,753       480,589
----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $1,653,431      $504,100
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)        FOR THE SIX MONTHS ENDED
                                                                  JUNE 30, 1999

                                                                              JURIKA &
                                                                  NWQ          VOYLES
                                                               LARGE CAP     CORE EQUITY
                                                               PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $    68,678    $   23,511
  Net realized gain (loss)..................................       94,458       (97,091)
  Increase in net unrealized appreciation...................    1,490,295       577,680
----------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................    1,653,431       504,100
----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares..........................    5,308,252     1,326,395
  Net asset value of shares issued for reinvestment of
     dividends..............................................           --            --
  Cost of shares reacquired.................................     (133,488)      (39,130)
----------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......    5,174,764     1,287,265
----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................    6,828,195     1,791,365
NET ASSETS:
  Beginning of period.......................................    8,462,856     6,169,003
----------------------------------------------------------------------------------------
  END OF PERIOD*............................................  $15,291,051    $7,960,368
----------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                $68,678       $23,931
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS   FOR THE PERIOD ENDED DECEMBER 31, 1998(a)

                                                                             JURIKA &
                                                                 NWQ          VOYLES
                                                              LARGE CAP     CORE EQUITY
                                                              PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   39,888    $   22,433
  Net realized loss.........................................      (8,575)      (68,818)
  Increase in net unrealized appreciation (depreciation)....    (114,750)      268,395
---------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........     (83,437)      222,010
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................     (39,888)      (21,928)
  Capital...................................................      (1,153)       (1,047)
---------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (41,041)      (22,975)
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares..........................   8,565,903     5,954,492
  Net asset value of shares issued for reinvestment of
     dividends..............................................      41,041        22,975
  Cost of shares reacquired.................................     (19,610)       (7,499)
---------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......   8,587,334     5,969,968
---------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................   8,462,856     6,169,003
NET ASSETS:
  Beginning of period.......................................          --            --
---------------------------------------------------------------------------------------
  END OF PERIOD*............................................  $8,462,856    $6,169,003
---------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                    --          $420
---------------------------------------------------------------------------------------

(a) For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The NWQ Large Cap and Jurika & Voyles Core Equity Portfolios, ("Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and eighteen other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Disciplined Mid Cap Stock, U.S. Government Securities, Social Awareness Stock, Utilities, Large Cap, Equity Income, Convertible Bond, MFS Research, MFS Mid Cap Growth, Disciplined Small Cap Stock, Strategic Stock, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Portfolios' capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the NWQ Large Cap and Jurika & Voyles Core Equity Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc., acts as investment adviser to the NWQ Large Cap ("NWQ") and Jurika & Voyles Core Equity ("JV") Portfolios. NWQ and JV each pay TAMIC an investment advisory fee calculated at the annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has entered into sub-advisory agreements with NWQ Investment Management Co. ("NWQIM") and Jurika & Voyles L.P. ("JVLP"). Pursuant to each sub-advisory agreement, NWQIM and JVLP are responsible for the day-to-day

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

portfolio operations and investment decisions for NWQ and JV, respectively. As a result, the following fees are paid and calculated at an annual rate:

          - TAMIC pays NWQIM 0.375% of NWQ's average daily net assets.

          - TAMIC pays JVLP 0.375% of JV's average daily net assets.

These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with SSBC Fund Management Inc., ("SSBC") formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). Travelers Insurance pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the Portfolios. This fee is calculated daily and paid monthly.

     For the six months ended June 30, 1999, Travelers Insurance reimbursed expenses in the amounts of $10,950 and $13,561 for NWQ and JV, respectively.

     For the six months ended June 30, 1999, NWQ and JV paid Salomon Smith Barney Inc., another subsidiary of SSBH, brokerage commissions of $318 and $120, respectively.

     One Trustee and all officers of the Trust are employees of Citigroup Inc., or its subsidiaries.

     3.  INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities), during the six months ended June 30, 1999 were as follows:

                         PORTFOLIO                            PURCHASES      SALES
-------------------------------------------------------------------------------------
NWQ Large Cap Portfolio.....................................  $6,838,422   $1,310,747
Jurika & Voyles Core Equity Portfolio.......................   3,383,786    1,891,156
-------------------------------------------------------------------------------------

     At June 30, 1999, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 GROSS          GROSS
                                                               UNREALIZED     UNREALIZED    NET UNREALIZED
                         PORTFOLIO                            APPRECIATION   DEPRECIATION    APPRECIATION
----------------------------------------------------------------------------------------------------------
NWQ Large Cap Portfolio.....................................   $1,743,635     $(368,090)      $1,375,545
Jurika & Voyles Core Equity Portfolio.......................    1,044,324      (198,249)         846,075
----------------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodians take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     The NWQ and JV Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 1999, the Portfolios had no open futures contracts.

     6.  OPTIONS CONTRACTS

     The NWQ and JV Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At June 30, 1999, the Portfolios had no open purchased put or call option contracts.

     When Portfolios write a covered call or put option, an amount equals to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

     During the six months ended June 30, 1999, the Portfolios did not write any options.

     7.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     8.  LENDING OF PORTFOLIO SECURITIES

     The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by a Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investments of amounts received as collateral.

     At June 30, 1999, the Portfolios had no securities on loan.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     9.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1998, JV had, for Federal tax purposes, $69,000 of capital loss carryforwards available to offset future capital gains through 2006. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that such gains will not be distributed.

   10.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                              SIX MONTHS ENDED        PERIOD ENDED
                                                               JUNE 30, 1999      DECEMBER 31, 1998(a)
------------------------------------------------------------------------------------------------------
NWQ LARGE CAP PORTFOLIO:
Shares sold...............................................        524,841                892,819
Shares issued on reinvestment.............................             --                  4,338
Shares reacquired.........................................        (12,883)                (2,365)
------------------------------------------------------------------------------------------------------
Net Increase..............................................        511,958                894,792
------------------------------------------------------------------------------------------------------
JURIKA & VOYLES CORE EQUITY PORTFOLIO:
Shares sold...............................................        127,681                599,062
Shares issued on reinvestment.............................             --                  2,237
Shares reacquired.........................................         (3,880)                  (776)
------------------------------------------------------------------------------------------------------
Net Increase..............................................        123,801                600,523
------------------------------------------------------------------------------------------------------

(a) For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

                  NWQ LARGE CAP PORTFOLIO                     1999(1)(2)   1998(3)
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $9.46     $10.00
----------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4)..................................      0.06       0.05
  Net realized and unrealized gain (loss)...................      1.35      (0.54)
----------------------------------------------------------------------------------
Total Gain (Loss) From Operations...........................      1.41      (0.49)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................        --      (0.05)
  Capital...................................................        --      (0.00)*
----------------------------------------------------------------------------------
Total Distributions.........................................        --      (0.05)
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................    $10.87       $9.46
----------------------------------------------------------------------------------
TOTAL RETURN++..............................................     14.90%      (4.94)%
----------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................   $15,291     $8,463
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
  Expenses(4)(5)............................................      1.00%      0.99%
  Net investment income.....................................      1.22       1.47
----------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................        13%         2%
----------------------------------------------------------------------------------

(1) For the six months ended June 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

(4) Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amounts of $10,950 and $17,700 for the six months ended June 30, 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

   PER SHARE DECREASE     EXPENSE RATIO WITHOUT
IN NET INVESTMENT INCOME  EXPENSE REIMBURSEMENT
------------------------  ----------------------
 1999              1998    1999            1998
------            ------  ------          ------
$0.01             $0.02   1.19%+          1.64%+

(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

 *  Amount represents less than $0.01.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

JURIKA & VOYLES CORE EQUITY PORTFOLIO                         1999(1)(2)   1998(3)
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $10.27     $10.00
----------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(4)..................................      0.04       0.04
  Net realized and unrealized gain..........................      0.68       0.27
----------------------------------------------------------------------------------
Total Income From Operations................................      0.72       0.31
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................        --      (0.04)
  Capital...................................................        --      (0.00)*
----------------------------------------------------------------------------------
Total Distributions.........................................        --      (0.04)
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................    $10.99      $10.27
----------------------------------------------------------------------------------
TOTAL RETURN++..............................................      7.01%      3.08%
----------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................    $7,960     $6,169
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
  Expenses(4)(5)............................................      1.00%      0.99%
  Net investment income.....................................      0.69       1.01
----------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................        31%        26%
----------------------------------------------------------------------------------

(1) For the six months ended June 30, 1999 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

(4) Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amounts of $13,561 and $20,200 for the six months ended June 30, 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

   PER SHARE DECREASE     EXPENSE RATIO WITHOUT
IN NET INVESTMENT INCOME  EXPENSE REIMBURSEMENT
------------------------  ----------------------
 1999              1998    1999            1998
------            ------  ------          ------
$0.02             $0.03   1.40%+          1.89%+

(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

 *  Amount represents less than $0.01.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

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

                              Investment Advisers

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut




                              Independent Auditors

                                    KPMG LLP

                               New York, New York




                                   Custodians

                                 PNC BANK, N.A.
                         THE CHASE MANHATTAN BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: NWQ Large Cap and Jurika & Voyles Core Equity Portfolios. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life & Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Series Trust (Semi-Annual) (8-99) Printed in U.S.A.